                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-06241


                            Loomis Sayles Funds II
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)


            399 Boylston Street, Boston, Massachusetts       02116
--------------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip code)


                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: September 30


Date of reporting period: March 31, 2006

Item 1. Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO]

  Income Funds
  Semiannual Report
  March 31, 2006
[LOGO]


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 17

Financial Statements....Page 39

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk.

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

Corporate earnings continued to grow with the U.S. economy as a whole, improving corporate balance sheets and stimulating demand for high-yield corporate bonds. Bonds with longer maturities tended to outperform short- and intermediate-term issues, which remained under pressure as the Federal Reserve Board continued to raise interest rates in an effort to contain inflation.

For the six months ended March 31, 2006, Loomis Sayles Core Plus Bond Fund's Class A shares returned 0.42% at net asset value, including $0.38 in dividends reinvested during the period. The fund's benchmark, the Lehman Aggregate Bond Index, returned -0.06% for the same period, while Morningstar's Intermediate-Term Bond category averaged a -0.11% return. At the end of March, the fund's 30-day SEC yield was 4.42%.

HIGHER-YIELDING BONDS AND LOWER WEIGHTINGS IN TREASURIES WERE POSITIVE Higher-yielding corporate bonds were the best performers during the period, and the fund's emphasis on this sector helped it outperform its benchmark. As the economic recovery advanced, investors bid up prices on lower-quality bonds, attracted by their income advantage over Treasury issues. The fund's relatively minor exposure to Treasuries and other top-quality bonds was also a plus, as rising interest rates and falling bond prices caused these issues to lag. However, bonds backed by commercial mortgages did well, and the fund's relatively small position in better-performing government agency issues and mortgage-backed bonds was a slight negative.

CABLE AND TELECOM WERE STRONG, AUTOS AND SUPERMARKETS RECOVERED
Cable company bonds strengthened as investors raised their estimates of the value of subscriber accounts. At the same time, the threats of leveraged buyouts (LBOs) in the industry diminished during the period. Because they are often financed by heavy borrowing, LBOs add to corporate debt and may erode companies' credit ratings. Telecommunications issues also moved higher as yields declined, aiding results of bonds maturing in the 20- to 30-year range.

Bonds of General Motors and Ford recovered from low valuations that reflected the U.S. auto industry's difficulties. GM's decision to raise needed cash by selling off part of its GMAC credit division had a positive effect on the industry as a whole. Supermarket chain Albertson's bonds fell when the company put itself up for sale. We took advantage of the slump to purchase the bonds and were rewarded when prices rebounded.

COMPANY-SPECIFIC ISSUES, HOMEBUILDERS AND FEDERAL AGENCIES HURT
Georgia Pacific detracted from the fund's performance after Koch Industries announced plans for a leveraged buyout of the venerable paper company. AOL Time Warner bonds also hurt fund performance when financier Carl Icahn took a position in the stock and pressured management to initiate shareholder friendly activity that hurt bondholders. Homebuilders also detracted from the fund's results as rising interest rates began to slow the residential housing market.

RISING INTEREST RATES MAY SLOW ECONOMY
The cumulative effect of the Federal Reserve's interest rate hikes could cause economic growth to slow later this year, perhaps causing high-yield issues to back down after their long climb. With that possibility in mind, we may lighten exposure to this volatile sector and await buying opportunities. Any economic slowdown might also cause the dollar to weaken and make non-dollar commitments more attractive.

Over this period, our emphasis was divided between long- and short-maturity bonds, with less focus on intermediate-term issues. This "barbell" approach was beneficial as bonds in the 20- to 30-year range outperformed the five- to ten-year segment. In addition, short-term issues may benefit if the Fed concludes its tightening cycle. However, we reduced holdings of longer-term Treasury issues in the belief that continuing economic expansion domestically and rising rates overseas could push U.S. interest rates higher. The possibility of higher rates also led us to trim the portfolio's duration, reducing its sensitivity to changing interest rates.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                    March 31, 1996 through March 31, 2006

             Net Asset    Maximum Sales   Lehman Aggregate      Lehman U.S.
             Value/1/      Charge/2/       Bond Index/3/     Credit Index /4/
            ----------    -------------   ----------------   ----------------
 3/31/1996    $10,000       $ 9,550          $10,000            $10,000
 4/30/1996      9,916         9,470            9,944              9,917
 5/31/1996      9,907         9,461            9,924              9,900
 6/30/1996     10,052         9,599           10,057             10,045
 7/31/1996     10,077         9,623           10,084             10,064
 8/31/1996     10,077         9,623           10,067             10,033
 9/30/1996     10,311         9,847           10,243             10,246
10/31/1996     10,573        10,097           10,470             10,526
11/30/1996     10,827        10,340           10,649             10,751
12/31/1996     10,702        10,220           10,550             10,602
 1/31/1997     10,762        10,277           10,582             10,617
 2/28/1997     10,829        10,342           10,609             10,662
 3/31/1997     10,668        10,188           10,491             10,496
 4/30/1997     10,785        10,300           10,648             10,655
 5/31/1997     10,931        10,439           10,749             10,775
 6/30/1997     11,123        10,623           10,876             10,928
 7/31/1997     11,571        11,050           11,170             11,328
 8/31/1997     11,374        10,862           11,075             11,161
 9/30/1997     11,600        11,078           11,238             11,356
10/31/1997     11,710        11,183           11,401             11,500
11/30/1997     11,764        11,235           11,453             11,565
12/31/1997     11,885        11,351           11,569             11,687
 1/31/1998     12,044        11,502           11,717             11,826
 2/28/1998     12,082        11,538           11,708             11,822
 3/31/1998     12,157        11,610           11,749             11,866
 4/30/1998     12,213        11,663           11,810             11,941
 5/31/1998     12,337        11,782           11,922             12,082
 6/30/1998     12,383        11,826           12,023             12,172
 7/31/1998     12,351        11,795           12,049             12,160
 8/31/1998     12,229        11,678           12,245             12,217
 9/30/1998     12,701        12,129           12,531             12,613
10/31/1998     12,567        12,002           12,465             12,418
11/30/1998     12,817        12,241           12,536             12,653
12/31/1998     12,838        12,260           12,574             12,689
 1/31/1999     12,977        12,393           12,663             12,815
 2/28/1999     12,714        12,142           12,442             12,511
 3/31/1999     12,890        12,310           12,511             12,599
 4/30/1999     12,992        12,407           12,551             12,636
 5/31/1999     12,710        12,138           12,441             12,467
 6/30/1999     12,628        12,060           12,401             12,402
 7/31/1999     12,579        12,013           12,349             12,333
 8/31/1999     12,529        11,965           12,342             12,303
 9/30/1999     12,741        12,167           12,486             12,437
10/31/1999     12,770        12,195           12,532             12,494
11/30/1999     12,789        12,214           12,531             12,507
12/31/1999     12,796        12,220           12,470             12,441
 1/31/2000     12,742        12,168           12,429             12,397
 2/29/2000     12,886        12,306           12,580             12,512
 3/31/2000     13,062        12,474           12,745             12,619
 4/30/2000     12,822        12,245           12,709             12,508
 5/31/2000     12,727        12,154           12,703             12,461
 6/30/2000     13,113        12,523           12,967             12,774
 7/31/2000     13,190        12,597           13,085             12,929
 8/31/2000     13,360        12,759           13,275             13,097
 9/30/2000     13,380        12,778           13,358             13,166
10/31/2000     13,304        12,705           13,447             13,179
11/30/2000     13,430        12,826           13,667             13,350
12/31/2000     13,742        13,124           13,920             13,609
 1/31/2001     14,083        13,449           14,148             13,982
 2/28/2001     14,222        13,582           14,271             14,104
 3/31/2001     14,239        13,598           14,343             14,191
 4/30/2001     14,158        13,521           14,283             14,140
 5/31/2001     14,249        13,607           14,369             14,269
 6/30/2001     14,253        13,612           14,423             14,342
 7/31/2001     14,614        13,956           14,746             14,716
 8/31/2001     14,776        14,111           14,915             14,913
 9/30/2001     14,714        14,052           15,089             14,892
10/31/2001     15,004        14,328           15,404             15,261
11/30/2001     14,905        14,234           15,192             15,128
12/31/2001     14,738        14,074           15,096             15,025
 1/31/2002     14,704        14,042           15,218             15,152
 2/28/2002     14,646        13,987           15,365             15,266
 3/31/2002     14,487        13,835           15,110             14,984
 4/30/2002     14,623        13,965           15,403             15,193
 5/31/2002     14,746        14,082           15,533             15,394
 6/30/2002     14,390        13,743           15,668             15,419
 7/31/2002     14,223        13,583           15,857             15,411
 8/31/2002     14,548        13,893           16,125             15,810
 9/30/2002     14,596        13,939           16,386             16,111
10/31/2002     14,514        13,861           16,311             15,924
11/30/2002     14,790        14,124           16,307             16,130
12/31/2002     15,157        14,475           16,644             16,606
 1/31/2003     15,241        14,556           16,658             16,660
 2/28/2003     15,461        14,765           16,888             16,993
 3/31/2003     15,506        14,808           16,875             17,005
 4/30/2003     15,738        15,030           17,014             17,320
 5/31/2003     16,052        15,329           17,332             17,866
 6/30/2003     16,077        15,354           17,297             17,822
 7/31/2003     15,526        14,827           16,716             17,062
 8/31/2003     15,675        14,969           16,827             17,196
 9/30/2003     16,126        15,401           17,272             17,797
10/31/2003     16,086        15,362           17,111             17,607
11/30/2003     16,184        15,456           17,152             17,688
12/31/2003     16,446        15,706           17,327             17,885
 1/31/2004     16,588        15,841           17,466             18,066
 2/29/2004     16,715        15,963           17,655             18,293
 3/31/2004     16,841        16,083           17,787             18,470
 4/30/2004     16,411        15,673           17,325             17,888
 5/31/2004     16,267        15,535           17,255             17,762
 6/30/2004     16,366        15,630           17,353             17,837
 7/31/2004     16,551        15,806           17,525             18,057
 8/31/2004     16,882        16,122           17,859             18,483
 9/30/2004     16,978        16,214           17,907             18,587
10/31/2004     17,163        16,391           18,058             18,767
11/30/2004     17,129        16,358           17,914             18,579
12/31/2004     17,285        16,507           18,078             18,822
 1/31/2005     17,326        16,547           18,192             18,971
 2/28/2005     17,309        16,530           18,084             18,859
 3/31/2005     17,084        16,315           17,992             18,624
 4/30/2005     17,156        16,384           18,235             18,874
 5/31/2005     17,315        16,536           18,432             19,138
 6/30/2005     17,430        16,645           18,533             19,290
 7/31/2005     17,381        16,599           18,364             19,097
 8/31/2005     17,558        16,768           18,600             19,387
 9/30/2005     17,390        16,607           18,408             19,097
10/31/2005     17,268        16,491           18,262             18,888
11/30/2005     17,332        16,552           18,343             19,003
12/31/2005     17,474        16,688           18,517             19,190
 1/31/2006     17,532        16,743           18,519             19,151
 2/28/2006     17,595        16,803           18,580             19,236
 3/31/2006     17,456        16,670           18,398             18,966



Average Annual Total Returns -- March 31, 2006


                                        6 MONTHS/7/ 1 YEAR/7/ 5 YEARS/7/ 10 YEARS/7/
CLASS A (Inception 11/7/73)
Net Asset Value/1/                         0.42%      2.23%     4.16%       5.73%
With Max Sales Charge/2/                  -4.11      -2.39      3.21        5.24
CLASS B (Inception 9/13/93)
Net Asset Value/1/                         0.11       1.47      3.42        4.95
With CDSC/5/                              -4.75      -3.38      3.09        4.95
CLASS C (Inception 12/30/94)
Net Asset Value/1/                         0.02       1.38      3.40        4.94
With CDSC/5/                              -0.95       0.41      3.40        4.94
CLASS Y (Inception 12/30/94)
Net Asset Value/1/                         0.56       2.48      4.56        6.06
------------------------------------------------------------------------------------
COMPARATIVE PERFORMANCE                  6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/            -0.06%      2.26%     5.11%       6.29%
Lehman U.S. Credit Index/4/               -0.69       1.84      5.97        6.61
Morningstar Int.-Term Bond Fund Avg./6/   -0.11       1.89      4.56        5.55

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
CREDIT QUALITY                 3/31/06    9/30/05
----------------------------------------------------
Aaa                             56.4       51.4
----------------------------------------------------
Aa                               2.0        0.3
----------------------------------------------------
A                                2.4        3.3
----------------------------------------------------
Baa                             16.3       22.5
----------------------------------------------------
Ba                              12.4       15.8
----------------------------------------------------
B                                4.6        2.7
----------------------------------------------------
Not rated*                       3.4        2.2
----------------------------------------------------
Short-Term Investments & Other   2.5        1.8
----------------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less              10.9         6.0
--------------------------------------------------
1-5 years                   38.2        46.1
--------------------------------------------------
5-10 years                  36.0        31.8
--------------------------------------------------
10+ years                   14.9        16.1
--------------------------------------------------
Average Effective Maturity   7.3 years   6.8 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

High-yield bonds performed well during the six months ended March 31, 2006, as investors continued to pursue high current income. Convertible bonds, which convey the right to be converted to the issuer's common stocks, also performed well, as did selected investments denominated in certain foreign currencies.

These factors and good security selection helped Loomis Sayles High Income Fund outperform its benchmark and place in the upper half of Morningstar's group of comparable funds. For the fiscal period ended March 31, 2006, the fund's total return based on the net asset value of Class A shares was 6.20%, including $0.17 in reinvested dividends. The fund's benchmark, the Lehman High Yield Composite Index, returned 3.58% for the period, while Morningstar's High Yield Bond category averaged 3.46%. At the end of March the fund's 30-day SEC yield was 5.95%.

HIGH-YIELD AND CONVERTIBLE BONDS, AND SELECTED FOREIGN HOLDINGS WERE STRONG High-yield bonds denominated in U.S. dollars benefited as the expanding domestic economy bolstered confidence in the business prospects and financial strength of corporate issuers. Convertible issues also attracted buyers as the underlying stocks rose in value. Fund performance received added impetus from investments in Latin American countries where currencies were strong. The fund's highest-quality domestic bonds were relatively weak.

CONVERTIBLES IN AIRLINES, ELECTRONICS AND DRUGS CONTRIBUTED
The fund's top-performing individual issues included American Airlines convertible bonds. The price of these issues rebounded along with the carrier's common stock, as oil prices retreated from post-Katrina highs. The airline industry in general benefited from a sharp drop in the cost of jet fuel in the first three months of 2006, and many carriers raised prices while trimming services, improving profit margins.

The fund's convertible bonds issued by Level 3 Communications also rose with the underlying equity. Level 3 offers a variety of communications services over its fiber-optic network. Increased demand for telecommunications products powered strong profitability forecasts for the company. In addition, bonds of companies in non-cyclical sectors - those seen as less vulnerable to a possible slackening of economic growth - did well over the period. For example, convertible bonds issued by Vertex Pharmaceuticals responded to investor demand for biotech companies and conventional drug makers.

WEAK SECTORS AND COMPANY-SPECIFIC ISSUES HELD BACK RETURNS
Weakness in some consumer cyclical areas, particularly in the auto parts and electric power industries, detracted from performance during the period. Individual issues that hurt performance included bonds issued by troubled electric power company Calpine, which filed for bankruptcy. We eliminated the position. IVAX Corporation, a maker of generic and branded pharmaceuticals, and its parent company, Israel-based Teva Pharmaceuticals, suffered from negative press and ultimately were hurt by a patent infringement lawsuit filed against both entities.

OUTLOOK CALLS FOR NEAR-TERM CAUTION
Our strategy has been to continue to seek opportunities in convertible securities and in bonds denominated in foreign currencies as the global economy continues to improve. Specifically, we like sovereign bonds issued by governments in Latin America.

Strategically speaking, the high-yield bond market currently appears to be fairly valued. Spreads (the difference in yield between higher- and lower-quality bonds) are narrow, but within our expected range. However, from a near-term perspective, high-yield bonds appear to be vulnerable to a possible reversal. Thus, while we see some attractive opportunities in the high-yield market, we believe caution is warranted. If we see the start of an economic slowdown or a potential rise in the default rate later this year, we might shift to an even more cautious position. In the meantime, we continue to focus our efforts on careful credit research, seeking the potential for improving credit quality in select names.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                     [CHART]

                    March 31, 1996 through March 31, 2006

             Net Asset         Maximum Sales   Lehman High Yield
              Value/1/          Charge/2/      Composite Index/3/
             ---------        -------------    -----------------
 3/31/1996    $10,000            $ 9,550             $10,000
 4/30/1996     10,120              9,665              10,022
 5/31/1996     10,229              9,769              10,082
 6/30/1996     10,295              9,831              10,166
 7/31/1996     10,395              9,927              10,213
 8/31/1996     10,518             10,045              10,323
 9/30/1996     10,842             10,354              10,572
10/31/1996     10,818             10,332              10,653
11/30/1996     11,041             10,544              10,866
12/31/1996     11,228             10,723              10,941
 1/31/1997     11,237             10,731              11,041
 2/28/1997     11,630             11,107              11,226
 3/31/1997     11,475             10,959              11,064
 4/30/1997     11,540             11,020              11,172
 5/31/1997     11,923             11,386              11,419
 6/30/1997     12,000             11,460              11,578
 7/31/1997     12,328             11,773              11,896
 8/31/1997     12,407             11,849              11,869
 9/30/1997     12,777             12,202              12,104
10/31/1997     12,665             12,095              12,115
11/30/1997     12,835             12,258              12,231
12/31/1997     12,955             12,372              12,338
 1/31/1998     13,149             12,557              12,560
 2/28/1998     13,130             12,540              12,633
 3/31/1998     13,266             12,669              12,752
 4/30/1998     13,337             12,737              12,802
 5/31/1998     13,316             12,717              12,847
 6/30/1998     13,361             12,760              12,893
 7/31/1998     13,341             12,741              12,966
 8/31/1998     12,415             11,857              12,251
 9/30/1998     12,297             11,744              12,306
10/31/1998     12,039             11,497              12,054
11/30/1998     12,904             12,323              12,554
12/31/1998     12,732             12,159              12,568
 1/31/1999     13,018             12,433              12,755
 2/28/1999     13,100             12,511              12,680
 3/31/1999     13,313             12,714              12,801
 4/30/1999     13,599             12,987              13,049
 5/31/1999     13,266             12,669              12,872
 6/30/1999     13,229             12,633              12,845
 7/31/1999     13,176             12,583              12,896
 8/31/1999     12,970             12,386              12,754
 9/30/1999     12,886             12,306              12,662
10/31/1999     13,002             12,417              12,578
11/30/1999     13,088             12,499              12,725
12/31/1999     13,241             12,645              12,869
 1/31/2000     13,094             12,504              12,813
 2/29/2000     13,153             12,561              12,838
 3/31/2000     12,755             12,181              12,568
 4/30/2000     12,748             12,174              12,588
 5/31/2000     12,392             11,834              12,459
 6/30/2000     12,768             12,193              12,713
 7/31/2000     12,843             12,265              12,810
 8/31/2000     12,792             12,216              12,898
 9/30/2000     12,527             11,963              12,785
10/31/2000     11,902             11,366              12,375
11/30/2000     10,913             10,422              11,885
12/31/2000     11,108             10,608              12,115
 1/31/2001     12,398             11,840              13,022
 2/28/2001     12,336             11,781              13,196
 3/31/2001     11,705             11,179              12,885
 4/30/2001     11,346             10,835              12,725
 5/31/2001     11,377             10,865              12,954
 6/30/2001     10,724             10,241              12,590
 7/31/2001     10,935             10,443              12,776
 8/31/2001     10,851             10,362              12,926
 9/30/2001      9,863              9,419              12,058
10/31/2001      9,755              9,316              12,356
11/30/2001     10,071              9,618              12,807
12/31/2001      9,925              9,478              12,754
 1/31/2002      9,986              9,537              12,843
 2/28/2002      9,683              9,247              12,664
 3/31/2002      9,943              9,496              12,969
 4/30/2002      9,862              9,418              13,176
 5/31/2002      9,718              9,280              13,103
 6/30/2002      9,023              8,617              12,137
 7/31/2002      8,415              8,036              11,607
 8/31/2002      8,710              8,318              11,938
 9/30/2002      8,387              8,009              11,781
10/31/2002      8,383              8,005              11,678
11/30/2002      8,940              8,538              12,402
12/31/2002      9,047              8,639              12,575
 1/31/2003      9,238              8,823              12,994
 2/28/2003      9,368              8,946              13,154
 3/31/2003      9,609              9,177              13,532
 4/30/2003     10,165              9,707              14,335
 5/31/2003     10,343              9,877              14,483
 6/30/2003     10,566             10,091              14,900
 7/31/2003     10,356              9,890              14,736
 8/31/2003     10,466              9,995              14,905
 9/30/2003     10,809             10,322              15,313
10/31/2003     11,039             10,542              15,622
11/30/2003     11,270             10,763              15,859
12/31/2003     11,571             11,050              16,218
 1/31/2004     11,750             11,221              16,527
 2/29/2004     11,698             11,172              16,486
 3/31/2004     11,765             11,236              16,598
 4/30/2004     11,496             10,978              16,485
 5/31/2004     11,198             10,694              16,206
 6/30/2004     11,440             10,925              16,438
 7/31/2004     11,532             11,013              16,662
 8/31/2004     11,847             11,314              16,988
 9/30/2004     12,012             11,471              17,235
10/31/2004     12,277             11,725              17,546
11/30/2004     12,471             11,910              17,758
12/31/2004     12,768             12,194              18,023
 1/31/2005     12,810             12,234              17,999
 2/28/2005     13,107             12,518              18,264
 3/31/2005     12,643             12,075              17,733
 4/30/2005     12,386             11,828              17,560
 5/31/2005     12,708             12,136              17,872
 6/30/2005     13,010             12,425              18,223
 7/31/2005     13,214             12,620              18,541
 8/31/2005     13,284             12,687              18,577
 9/30/2005     13,254             12,657              18,391
10/31/2005     13,089             12,500              18,263
11/30/2005     13,218             12,623              18,358
12/31/2005     13,411             12,807              18,516
 1/31/2006     13,810             13,189              18,811
 2/28/2006     14,022             13,391              18,937
 3/31/2006     14,077             13,448              19,050


Average Annual Total Returns -- March 31, 2006


                                                                                         SINCE
                                         6 MONTHS/6/ 1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                          6.20%     11.33%     3.76%       3.48%         --
With Maximum Sales Charge/2/                1.51       6.35      2.81        3.01          --
CLASS B (Inception 9/20/93)
Net Asset Value/1/                          5.80      10.50      2.96        2.72          --
With CDSC/4/                                0.80       5.50      2.67        2.72          --
CLASS C (Inception 3/2/98)
Net Asset Value/1/                          5.80      10.50      2.95          --        0.09%
With CDSC/4/                                4.80       9.50      2.95          --        0.09
--------------------------------------------------------------------------------------------------

                                                                                         SINCE
                                                                                        CLASS C
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR    5 YEARS    10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/        3.58%      7.43%     8.13%       6.66%       5.15%
Morningstar High Yield Bond Fund Avg./5/    3.46       6.84      6.98        5.44        3.48

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
CREDIT QUALITY                 3/31/06    9/30/05
----------------------------------------------------
Aaa                              5.4         --
----------------------------------------------------
Aa                               3.0        0.9
----------------------------------------------------
A                                0.5         --
----------------------------------------------------
Baa                              8.7        6.6
----------------------------------------------------
Ba                              23.2       29.7
----------------------------------------------------
B                               28.0       23.6
----------------------------------------------------
Caa                             11.3       16.3
----------------------------------------------------
Ca                               1.0        0.5
----------------------------------------------------
Not rated*                      14.7       21.0
----------------------------------------------------
Short-Term Investments & Other   4.2        1.4
----------------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less               4.3         1.8
--------------------------------------------------
1-5 years                   25.2        24.4
--------------------------------------------------
5-10 years                  26.8        31.2
--------------------------------------------------
10+ years                   43.7        42.6
--------------------------------------------------
Average Effective Maturity  12.0 years  12.3 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 4/1/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

From an income standpoint, Loomis Sayles Limited Term Government and Agency Fund benefited from its emphasis on mortgage- and asset-backed securities during the six months ended March 31, 2006. However, this was partially offset by the fund's relatively long duration, as short- and intermediate-term interest rates rose more during the period than longer-term rates, depressing bond prices.

Based on the net asset value of Class A shares and $0.21 per share in dividends reinvested during the six-month period, the fund provided a total return of 0.40%. This was less than the fund's benchmark, the Lehman 1-5 Year Government Bond Index, which returned 0.76%, and slightly below the 0.54% average return on Morningstar's Short Government category. The fund's 30-day SEC yield at the end of March was 4.20%.

HIGHER INCOME AND "BARBELL" STRUCTURE WERE POSITIVE FACTORS
During the six-month period, the Federal Reserve Board raised the federal funds rate (the only interest rate the Fed directly controls) four times in increments of 0.25%, bringing the rate to 4.75%. Rates on longer-term Treasury securities also rose, but to a lesser degree, further flattening the yield curve - a description of what happens when the gap between longer- and shorter-term rates diminishes. This flattening of the yield curve benefited the fund due to its "barbell" structure, with the fund's assets concentrated at both the longer and shorter ends of the yield curve. In this way, the fund balanced higher income on one end with relative price stability on the other.

The fund's emphasis on mortgage-backed securities, which typically offer higher yields than straight U.S. government bonds, also helped offset some of the effects of declining bond prices. While the growth in the housing market slowed as interest rates rose, the pace of the slowdown has been more gradual than some observers had feared, which reassured investors.

LONGER DURATION OF PORTFOLIO WAS A NEGATIVE
Although our strategies helped cushion the fund as interest rates rose, the price of fund shares did decline during the period. In fact, declining bond prices had a somewhat greater impact on this fund than it did on its peer group, on average, because the fund's duration (which determines its sensitivity to changes in interest rates) was slightly longer. As interest rates rose, prices of longer-term securities declined more than shorter-term securities. Longer-term U.S. Treasuries also lagged other sectors with similar maturities as a result of their lower income. Prices of U.S. government instruments, because they are of the highest credit quality, tend to be more sensitive to changes in interest rates than securities of lesser quality. Prices of the fund's mortgage-backed bonds with shorter durations also declined because short-term rates increased more than longer rates.

During the final three months of calendar 2005, we trimmed the fund's allocation to U.S. Treasuries and increased its mortgage-backed holdings modestly because valuations of mortgage securities appeared more attractive. We continued to trim U.S. Treasuries in the first three months of 2006, and shifted additional assets into AAA-rated, asset-backed securities because of their yield advantage and our increasingly optimistic outlook.

FUND'S MATURITY STRUCTURE REFLECTS POSITIVE LONG-TERM FORECAST
We continue to maintain a slightly longer-duration portfolio than comparable funds because we believe interest rates should gradually stabilize, or even decline slightly, over the balance of the year. We also continue to emphasize sectors that respond favorably to stabilizing interest rates, such as mortgage-backed securities.

Our forecast is for the yield curve to remain relatively flat for the balance of the fund's fiscal year, potentially accompanied by modest overall declines in interest rates and some increase in bond prices. Consequently, we plan to maintain the fund's emphasis on mortgage securities and its relatively long duration structure in an effort to optimize income and allow for potential price appreciation.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                     [CHART]

                     March 31, 1996 through March 31, 2006


                                             Lehman 1-5 Year
             Net Asset   Maximum Sales       Government Bond
             Value/1/      Charge/2/             Index/3/
             ---------   -------------       ----------------
 3/31/1996    $10,000       $ 9,700               $10,000
 4/30/1996      9,974         9,675                 9,992
 5/31/1996      9,940         9,642                 9,999
 6/30/1996     10,018         9,717                10,085
 7/31/1996     10,040         9,738                10,121
 8/31/1996     10,036         9,735                10,147
 9/30/1996     10,163         9,858                10,257
10/31/1996     10,327        10,017                10,398
11/30/1996     10,456        10,142                10,495
12/31/1996     10,372        10,061                10,469
 1/31/1997     10,416        10,103                10,516
 2/28/1997     10,429        10,116                10,536
 3/31/1997     10,375        10,064                10,505
 4/30/1997     10,466        10,152                10,606
 5/31/1997     10,530        10,214                10,682
 6/30/1997     10,631        10,312                10,765
 7/31/1997     10,807        10,482                10,920
 8/31/1997     10,788        10,465                10,907
 9/30/1997     10,901        10,573                11,006
10/31/1997     11,023        10,692                11,109
11/30/1997     11,041        10,710                11,131
12/31/1997     11,125        10,791                11,214
 1/31/1998     11,287        10,948                11,342
 2/28/1998     11,261        10,923                11,340
 3/31/1998     11,241        10,904                11,379
 4/30/1998     11,285        10,947                11,434
 5/31/1998     11,359        11,018                11,502
 6/30/1998     11,442        11,098                11,568
 7/31/1998     11,456        11,113                11,617
 8/31/1998     11,640        11,291                11,795
 9/30/1998     11,973        11,613                12,010
10/31/1998     11,857        11,501                12,057
11/30/1998     11,820        11,465                12,031
12/31/1998     11,845        11,489                12,072
 1/31/1999     11,909        11,551                12,124
 2/28/1999     11,772        11,418                12,021
 3/31/1999     11,827        11,472                12,105
 4/30/1999     11,861        11,505                12,140
 5/31/1999     11,772        11,419                12,100
 6/30/1999     11,696        11,345                12,134
 7/31/1999     11,640        11,290                12,154
 8/31/1999     11,635        11,286                12,184
 9/30/1999     11,768        11,415                12,276
10/31/1999     11,790        11,436                12,304
11/30/1999     11,802        11,448                12,320
12/31/1999     11,764        11,411                12,308
 1/31/2000     11,713        11,362                12,284
 2/29/2000     11,818        11,463                12,376
 3/31/2000     11,964        11,605                12,475
 4/30/2000     11,926        11,568                12,491
 5/31/2000     11,932        11,574                12,532
 6/30/2000     12,102        11,739                12,696
 7/31/2000     12,163        11,798                12,779
 8/31/2000     12,291        11,922                12,895
 9/30/2000     12,385        12,014                13,007
10/31/2000     12,430        12,057                13,084
11/30/2000     12,599        12,221                13,235
12/31/2000     12,746        12,364                13,428
 1/31/2001     12,908        12,521                13,611
 2/28/2001     13,005        12,615                13,714
 3/31/2001     13,087        12,694                13,822
 4/30/2001     13,061        12,669                13,832
 5/31/2001     13,126        12,732                13,900
 6/30/2001     13,135        12,741                13,947
 7/31/2001     13,380        12,978                14,151
 8/31/2001     13,468        13,064                14,257
 9/30/2001     13,679        13,269                14,535
10/31/2001     13,885        13,468                14,709
11/30/2001     13,704        13,293                14,612
12/31/2001     13,620        13,212                14,588
 1/31/2002     13,693        13,282                14,635
 2/28/2002     13,828        13,413                14,730
 3/31/2002     13,629        13,220                14,577
 4/30/2002     13,879        13,462                14,795
 5/31/2002     13,973        13,554                14,878
 6/30/2002     14,113        13,689                15,034
 7/31/2002     14,314        13,885                15,268
 8/31/2002     14,455        14,021                15,376
 9/30/2002     14,585        14,147                15,562
10/31/2002     14,617        14,178                15,587
11/30/2002     14,550        14,113                15,502
12/31/2002     14,732        14,290                15,711
 1/31/2003     14,724        14,282                15,696
 2/28/2003     14,852        14,407                15,809
 3/31/2003     14,842        14,397                15,833
 4/30/2003     14,867        14,421                15,870
 5/31/2003     14,958        14,509                16,010
 6/30/2003     14,931        14,483                16,016
 7/31/2003     14,620        14,182                15,804
 8/31/2003     14,669        14,228                15,812
 9/30/2003     14,912        14,465                16,051
10/31/2003     14,808        14,363                15,945
11/30/2003     14,848        14,402                15,938
12/31/2003     14,952        14,503                16,050
 1/31/2004     15,016        14,565                16,107
 2/29/2004     15,131        14,678                16,226
 3/31/2004     15,189        14,733                16,309
 4/30/2004     14,916        14,468                16,050
 5/31/2004     14,866        14,420                16,015
 6/30/2004     14,923        14,475                16,033
 7/31/2004     15,006        14,556                16,118
 8/31/2004     15,195        14,740                16,293
 9/30/2004     15,191        14,735                16,286
10/31/2004     15,270        14,812                16,361
11/30/2004     15,201        14,745                16,243
12/31/2004     15,251        14,794                16,298
 1/31/2005     15,273        14,815                16,292
 2/28/2005     15,213        14,757                16,228
 3/31/2005     15,168        14,713                16,206
 4/30/2005     15,301        14,842                16,340
 5/31/2005     15,379        14,918                16,431
 6/30/2005     15,402        14,940                16,469
 7/31/2005     15,333        14,873                16,378
 8/31/2005     15,440        14,977                16,518
 9/30/2005     15,352        14,892                16,437
10/31/2005     15,285        14,826                16,404
11/30/2005     15,330        14,871                16,465
12/31/2005     15,432        14,969                16,539
 1/31/2006     15,438        14,975                16,559
 2/28/2006     15,489        15,024                16,564
 3/31/2006     15,414        14,955                16,561


Average Annual Total Returns -- March 31, 2006


                                     6 MONTHS/6/ 1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/
CLASS A (Inception 1/3/89)
Net Asset Value/1/                      0.40%      1.62%     3.33%       4.42%
With Maximum Sales Charge/2/           -2.58      -1.40      2.70        4.11
CLASS B (Inception 9/27/93)
Net Asset Value/1/                     -0.04       0.79      2.62        3.72
With CDSC/4/                           -4.96      -4.12      2.27        3.72
CLASS C (Inception 12/30/94)
Net Asset Value/1/                      0.06       0.89      2.63        3.72
With CDSC/4/                           -0.93      -0.09      2.63        3.72
CLASS Y (Inception 3/31/94)
Net Asset Value/1/                      0.59       1.97      3.65        4.78
---------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE               6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Lehman 1-5 Yr Gov't Bond Index/3/       0.76%      2.19%     3.68%       5.17%
Morningstar Short Gov't Fund Avg./5/    0.54       1.77      3.12        4.50

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
FUND COMPOSITION               3/31/06    9/30/05
----------------------------------------------------
Mortgage Related                57.2       55.8
----------------------------------------------------
Treasuries                      29.0       31.0
----------------------------------------------------
Government Agencies              7.3        7.7
----------------------------------------------------
Asset Backed Securities          6.1        4.3
----------------------------------------------------
Short-Term Investments & Other   0.4        1.2
----------------------------------------------------


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less              26.6         9.3
--------------------------------------------------
1-5 years                   46.9        80.9
--------------------------------------------------
5-10 years                  22.3         5.9
--------------------------------------------------
10+ years                    4.2         3.9
--------------------------------------------------
Average Effective Maturity   3.8 years   3.5 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 3.00%.
/3/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund's total return was 0.85% for the six months ended March 31, 2006, based on the net asset value of Class A shares and $0.31 in dividends reinvested during the period. This was slightly behind the fund's nationally diversified benchmark, the Lehman Municipal Bond Index, which returned 0.98%, but above the 0.67% average return on Morningstar's Muni Massachusetts category. The fund's 30-day SEC yield at the end of March was 3.71%, equivalent to 6.01% adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

SUPPLY/DEMAND EQUATION FAVORS MASSACHUSETTS BONDS
The fund is largely composed of Massachusetts bonds, which fared well during the past six months, in part because demand was greater than supply. The spread (difference in yields) between higher- and lower-quality bonds continued to narrow during the period, which was a positive for this fund.

This strength was partially offset by the fund's exposure to municipal bonds issued in Puerto Rico. Interest on these bonds is not taxable at the state or federal level, which makes them valuable for diversification purposes. However, during the fiscal period Puerto Rico's rising debt servicing costs and budgetary issues that were made public during the period unsettled investors and led to price declines.

PRE-REFUNDING AND HIGH YIELDS ATTRACT MUNI BOND INVESTORS
The fund's top-performing individual issues included Massachusetts Bay Transportation Authority bonds, which rose in value when they were pre-refunded during the period. Pre-refunding occurs when an issuer refinances older, higher-coupon bonds by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment - usually U.S. Treasury securities - effectively raising their perceived credit quality. The new bonds mature at the original issue's first call date, shortening their maturity.

With the strong economy and interest rates still at low levels, investors are continuing to bid up prices on higher-yielding issues, and municipal bonds issued by Massachusetts Development Finance Agency for Mt. Holyoke College performed well for the fund. Strong demand for high tax-free income also put bonds issued by Massachusetts Health & Educational Facilities Authority for Nichols College among the fund's best performers.

Although the price increase that typically occurs when a bond is pre-refunded is a positive development for bond owners, the new, shorter maturity may decrease their appeal. In the current interest-rate environment, yields on bonds with shorter maturities rose more than comparable issues with longer maturities. As a result, price appreciation on the fund's pre-refunded bonds was diminished by price declines as interest rates rose. The fund's other holdings in the middle range of the yield curve were also negatively impacted by rising interest rates.

In general, our approach recently has been to increase the portfolio's average maturity slightly and to continue our focus on revenue bonds in search of higher yield. (Revenue bonds are issued by municipalities but backed by the credit of the company or institution benefiting from the financing, unlike general obligation bonds that are issued to pay for municipal projects and backed by taxpayer receipts.) Although the increase in the fund's maturity exposes it to greater price volatility, longer-term bonds generate more income.

CURRENT TRENDS IN MUNICIPAL MARKET SEEM POSITIVE
Credit quality trends in the municipal market appear to be stable or improving, reflecting the strength of the economy in general. We expect municipal bonds to hold their own or perhaps slightly under-perform the taxable markets if the Federal Reserve Board begins to scale back on its tightening efforts later in 2006. We will continue to look for attractive opportunities to add to the fund's income.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                                     [CHART]

                    March 31, 1996 through March 31, 2006

                 Net Asset      Maximum Sales      Lehman Municipal
                  Value/1/        Charge/2/          Bond Index/3/
                 ---------      -------------      ----------------
 3/31/1996        $10,000         $ 9,575              $10,000
 4/30/1996          9,971           9,547                9,972
 5/31/1996          9,985           9,561                9,968
 6/30/1996         10,080           9,651               10,076
 7/31/1996         10,155           9,724               10,168
 8/31/1996         10,150           9,719               10,165
 9/30/1996         10,309           9,871               10,307
10/31/1996         10,417           9,974               10,424
11/30/1996         10,596          10,146               10,615
12/31/1996         10,526          10,079               10,570
 1/31/1997         10,545          10,097               10,590
 2/28/1997         10,646          10,194               10,687
 3/31/1997         10,526          10,079               10,545
 4/30/1997         10,611          10,160               10,633
 5/31/1997         10,762          10,305               10,793
 6/30/1997         10,874          10,412               10,908
 7/31/1997         11,184          10,708               11,210
 8/31/1997         11,080          10,609               11,105
 9/30/1997         11,227          10,750               11,237
10/31/1997         11,282          10,803               11,309
11/30/1997         11,350          10,867               11,376
12/31/1997         11,506          11,017               11,542
 1/31/1998         11,600          11,107               11,661
 2/28/1998         11,583          11,091               11,664
 3/31/1998         11,551          11,060               11,675
 4/30/1998         11,511          11,021               11,622
 5/31/1998         11,688          11,191               11,806
 6/30/1998         11,729          11,230               11,852
 7/31/1998         11,736          11,237               11,882
 8/31/1998         11,922          11,416               12,066
 9/30/1998         12,055          11,542               12,216
10/31/1998         12,005          11,495               12,216
11/30/1998         12,026          11,515               12,259
12/31/1998         12,071          11,558               12,290
 1/31/1999         12,210          11,691               12,436
 2/28/1999         12,154          11,638               12,381
 3/31/1999         12,139          11,624               12,398
 4/30/1999         12,176          11,658               12,429
 5/31/1999         12,097          11,583               12,357
 6/30/1999         11,900          11,394               12,180
 7/31/1999         11,941          11,434               12,224
 8/31/1999         11,772          11,271               12,126
 9/30/1999         11,736          11,238               12,131
10/31/1999         11,572          11,080               12,000
11/30/1999         11,674          11,178               12,127
12/31/1999         11,572          11,080               12,037
 1/31/2000         11,477          10,990               11,984
 2/29/2000         11,620          11,126               12,124
 3/31/2000         11,837          11,334               12,389
 4/30/2000         11,784          11,283               12,315
 5/31/2000         11,738          11,239               12,251
 6/30/2000         11,974          11,465               12,576
 7/31/2000         12,126          11,610               12,751
 8/31/2000         12,277          11,756               12,947
 9/30/2000         12,228          11,709               12,880
10/31/2000         12,327          11,803               13,021
11/30/2000         12,379          11,853               13,119
12/31/2000         12,643          12,105               13,443
 1/31/2001         12,687          12,148               13,576
 2/28/2001         12,731          12,190               13,619
 3/31/2001         12,728          12,187               13,742
 4/30/2001         12,597          12,061               13,593
 5/31/2001         12,719          12,178               13,739
 6/30/2001         12,809          12,265               13,831
 7/31/2001         13,004          12,451               14,036
 8/31/2001         13,248          12,685               14,267
 9/30/2001         13,174          12,614               14,219
10/31/2001         13,296          12,731               14,389
11/30/2001         13,198          12,637               14,267
12/31/2001         13,049          12,494               14,132
 1/31/2002         13,122          12,564               14,377
 2/28/2002         13,270          12,706               14,551
 3/31/2002         13,026          12,473               14,266
 4/30/2002         13,265          12,701               14,544
 5/31/2002         13,368          12,800               14,633
 6/30/2002         13,523          12,948               14,787
 7/31/2002         13,695          13,113               14,978
 8/31/2002         13,862          13,273               15,158
 9/30/2002         14,174          13,571               15,490
10/31/2002         13,916          13,324               15,233
11/30/2002         13,828          13,240               15,170
12/31/2002         14,105          13,505               15,490
 1/31/2003         14,075          13,477               15,450
 2/28/2003         14,296          13,688               15,666
 3/31/2003         14,309          13,701               15,676
 4/30/2003         14,400          13,788               15,779
 5/31/2003         14,769          14,141               16,149
 6/30/2003         14,703          14,078               16,080
 7/31/2003         14,065          13,467               15,517
 8/31/2003         14,156          13,554               15,633
 9/30/2003         14,540          13,922               16,093
10/31/2003         14,516          13,899               16,012
11/30/2003         14,678          14,054               16,179
12/31/2003         14,814          14,184               16,313
 1/31/2004         14,915          14,281               16,406
 2/29/2004         15,134          14,491               16,653
 3/31/2004         15,099          14,457               16,595
 4/30/2004         14,693          14,069               16,202
 5/31/2004         14,628          14,007               16,143
 6/30/2004         14,646          14,023               16,202
 7/31/2004         14,855          14,224               16,415
 8/31/2004         15,147          14,503               16,744
 9/30/2004         15,248          14,600               16,833
10/31/2004         15,385          14,731               16,978
11/30/2004         15,228          14,581               16,838
12/31/2004         15,431          14,775               17,043
 1/31/2005         15,616          14,952               17,203
 2/28/2005         15,552          14,891               17,146
 3/31/2005         15,448          14,791               17,037
 4/30/2005         15,727          15,059               17,306
 5/31/2005         15,858          15,184               17,428
 6/30/2005         15,925          15,248               17,537
 7/31/2005         15,821          15,149               17,457
 8/31/2005         15,992          15,312               17,634
 9/30/2005         15,842          15,168               17,515
10/31/2005         15,718          15,050               17,408
11/30/2005         15,804          15,133               17,492
12/31/2005         15,948          15,270               17,642
 1/31/2006         15,967          15,289               17,690
 2/28/2006         16,098          15,414               17,809
 3/31/2006         15,989          15,313               17,686


Average Annual Total Returns -- March 31, 2006


                                            6 MONTHS/5/ 1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                             0.85%      3.44%     4.66%       4.81%
With Maximum Sales Charge/2/                  -3.44      -0.94      3.76        4.35

CLASS B (Inception 9/13/93)
Net Asset Value/1/                             0.48       2.60      3.94        4.11
With CDSC/4/                                  -4.47      -2.38      3.59        4.11
----------------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                 0.98%      3.81%     5.18%       5.87%
Morningstar Muni Massachusetts Fund Avg./6/    0.67       3.03      4.37        4.98

Yields as of March 31, 2006


                            CLASS A CLASS B
SEC 30-day Yield/7/          3.71%   3.13%
Taxable Equivalent Yield/8/  6.01    5.07

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
CREDIT QUALITY                 3/31/06    9/30/05
----------------------------------------------------
Aaa                             37.5       36.2
----------------------------------------------------
Aa                              24.2       27.1
----------------------------------------------------
A                               19.6       18.8
----------------------------------------------------
Baa                             12.3       11.8
----------------------------------------------------
Not rated*                       3.9        3.9
----------------------------------------------------
Short-Term Investments & Other   2.5        2.2
----------------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less               1.8         1.5
--------------------------------------------------
1-5 years                   18.9        21.3
--------------------------------------------------
5-10 years                  66.2        64.4
--------------------------------------------------
10+ years                   13.1        12.8
--------------------------------------------------
Average Effective Maturity   7.0 years   7.3 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

Based on the net asset value of Class A shares and $0.14 in dividends, Loomis Sayles Municipal Income Fund provided a total return of 0.92% for the first half of its fiscal year, which ended March 31, 2006. This was slightly behind the fund's benchmark, the Lehman Municipal Bond Index, which returned 0.98%, and very close to the 0.93% average return on Morningstar's Muni National Long category. The fund's 30-day SEC yield at the end of March was 3.77%, equivalent to 5.79% adjusted for the maximum federal income tax rate of 35.00%.

As interest rates rose during the period, price declines on some of the fund's shorter maturity bonds detracted from performance, as did its exposure to areas affected by Hurricane Katrina. However, the fund's insured municipal bonds were positive contributors, as were revenue bonds issued for healthcare and resource recovery companies. Individual security selection and demand for higher-yielding bonds were key factors.

REVENUE BONDS WITH HIGH YIELDS ATTRACTED INVESTORS
High yields on the Texas and Illinois revenue bonds we selected put them in demand during the period. The fund's New York revenue bonds also performed well because of strong retail demand, as improving corporate balance sheets stimulated investor interest. Revenue bonds are issued by municipalities but backed by the credit of the company or institution benefiting from the financing, unlike general obligation bonds, which use receipts from taxpayers to finance municipal projects.

Most of the fund's weaker holdings were in Louisiana and Mississippi, where concerns about the recovery costs in the wake of last year's devastating storms and flood damage continue to depress municipal bond prices. The fund's Solid Waste Disposal and Pollution Control revenue bonds for Weyerhaeuser Project in Lowndes County, Mississippi were one of its weaker positions during the period. In general, bonds at the shorter end of the maturity curve declined more than longer bonds, as interest rates rose during the period. The fund's exposure to high-yielding municipal bonds issued in Puerto Rico added little to the fund's performance as a result of rising debt servicing costs and budgetary issues that were made public.

PRE-REFUNDED BONDS WERE TOP PERFORMERS
The fund's top-performing individual issues included South Carolina bonds issued for Greenville County School District and Indianapolis, Indiana Public Improvement Bond Bank bonds. Both of these revenue bonds rose in value when they were pre-refunded during the period. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment - usually U.S. Treasury securities - effectively raising their perceived credit rating. The new bonds mature at the original issue's first call date, shortening their maturity.

Although the price appreciation that typically occurs when a bond is pre-refunded is a positive development for bond holders, the new, shorter maturity may decrease their appeal. In the current interest rate environment, yields on bonds with shorter maturities rose more than comparable issues with longer maturities. As a result, price appreciation on the fund's pre-refunded holdings was partially offset by price declines as interest rates rose. We continue to hold the Greenville School District bonds, but we sold the Indianapolis issues.

TRENDS IN THE MUNICIPAL MARKETS SEEM FAVORABLE
In general, credit quality trends in the municipal market seem to be stable or improving, reflecting the health of the economy. We believe this market should hold its own, or perhaps slightly under-perform the taxable markets if the Federal Reserve Board begins to scale back on its tightening efforts later in 2006. We will continue to look for attractive opportunities to add to the fund's income.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/8/


                                     [CHART]

                    March 31, 1996 through March 31, 2006

                   Net Asset     Maximum Sales      Lehman Municipal
                    Value/1/        Charge/2/        Bond Index/3/
                   ---------       ----------       ----------------
 3/31/1996          $10,000         $ 9,550             $10,000
 4/30/1996            9,978           9,529               9,972
 5/31/1996            9,970           9,521               9,968
 6/30/1996           10,084           9,630              10,076
 7/31/1996           10,157           9,700              10,168
 8/31/1996           10,149           9,692              10,165
 9/30/1996           10,320           9,855              10,307
10/31/1996           10,436           9,967              10,424
11/30/1996           10,595          10,118              10,615
12/31/1996           10,563          10,088              10,570
 1/31/1997           10,574          10,098              10,590
 2/28/1997           10,668          10,188              10,687
 3/31/1997           10,532          10,058              10,545
 4/30/1997           10,609          10,132              10,633
 5/31/1997           10,729          10,246              10,793
 6/30/1997           10,878          10,389              10,908
 7/31/1997           11,172          10,669              11,210
 8/31/1997           11,105          10,605              11,105
 9/30/1997           11,198          10,694              11,237
10/31/1997           11,277          10,769              11,309
11/30/1997           11,312          10,803              11,376
12/31/1997           11,468          10,952              11,542
 1/31/1998           11,610          11,087              11,661
 2/28/1998           11,645          11,121              11,664
 3/31/1998           11,662          11,137              11,675
 4/30/1998           11,607          11,085              11,622
 5/31/1998           11,733          11,205              11,806
 6/30/1998           11,782          11,252              11,852
 7/31/1998           11,802          11,271              11,882
 8/31/1998           11,959          11,421              12,066
 9/30/1998           12,056          11,513              12,216
10/31/1998           12,015          11,474              12,216
11/30/1998           12,065          11,522              12,259
12/31/1998           12,080          11,536              12,290
 1/31/1999           12,198          11,649              12,436
 2/28/1999           12,173          11,625              12,381
 3/31/1999           12,177          11,629              12,398
 4/30/1999           12,214          11,664              12,429
 5/31/1999           12,171          11,623              12,357
 6/30/1999           12,032          11,491              12,180
 7/31/1999           12,069          11,525              12,224
 8/31/1999           11,945          11,408              12,126
 9/30/1999           11,950          11,412              12,131
10/31/1999           11,777          11,247              12,000
11/30/1999           11,888          11,353              12,127
12/31/1999           11,746          11,218              12,037
 1/31/2000           11,684          11,158              11,984
 2/29/2000           11,814          11,282              12,124
 3/31/2000           11,996          11,456              12,389
 4/30/2000           11,930          11,393              12,315
 5/31/2000           11,896          11,361              12,251
 6/30/2000           12,114          11,569              12,576
 7/31/2000           12,248          11,697              12,751
 8/31/2000           12,417          11,859              12,947
 9/30/2000           12,384          11,827              12,880
10/31/2000           12,485          11,924              13,021
11/30/2000           12,570          12,005              13,119
12/31/2000           12,778          12,203              13,443
 1/31/2001           12,867          12,288              13,576
 2/28/2001           12,888          12,308              13,619
 3/31/2001           12,993          12,409              13,742
 4/30/2001           12,854          12,276              13,593
 5/31/2001           12,976          12,393              13,739
 6/30/2001           13,080          12,492              13,831
 7/31/2001           13,309          12,710              14,036
 8/31/2001           13,521          12,912              14,267
 9/30/2001           13,288          12,690              14,219
10/31/2001           13,468          12,862              14,389
11/30/2001           13,322          12,723              14,267
12/31/2001           13,160          12,567              14,132
 1/31/2002           13,375          12,774              14,377
 2/28/2002           13,556          12,946              14,551
 3/31/2002           13,334          12,734              14,266
 4/30/2002           13,552          12,943              14,544
 5/31/2002           13,622          13,009              14,633
 6/30/2002           13,748          13,130              14,787
 7/31/2002           13,836          13,214              14,978
 8/31/2002           13,944          13,317              15,158
 9/30/2002           14,167          13,530              15,490
10/31/2002           13,807          13,186              15,233
11/30/2002           13,785          13,165              15,170
12/31/2002           14,122          13,486              15,490
 1/31/2003           13,945          13,318              15,450
 2/28/2003           14,150          13,513              15,666
 3/31/2003           14,143          13,507              15,676
 4/30/2003           14,269          13,627              15,779
 5/31/2003           14,624          13,966              16,149
 6/30/2003           14,593          13,937              16,080
 7/31/2003           13,960          13,332              15,517
 8/31/2003           14,107          13,472              15,633
 9/30/2003           14,528          13,875              16,093
10/31/2003           14,460          13,810              16,012
11/30/2003           14,647          13,988              16,179
12/31/2003           14,776          14,111              16,313
 1/31/2004           14,866          14,197              16,406
 2/29/2004           15,096          14,417              16,653
 3/31/2004           15,086          14,407              16,595
 4/30/2004           14,715          14,052              16,202
 5/31/2004           14,682          14,021              16,143
 6/30/2004           14,691          14,030              16,202
 7/31/2004           14,880          14,211              16,415
 8/31/2004           15,150          14,468              16,744
 9/30/2004           15,238          14,552              16,833
10/31/2004           15,366          14,674              16,978
11/30/2004           15,229          14,544              16,838
12/31/2004           15,419          14,725              17,043
 1/31/2005           15,587          14,886              17,203
 2/28/2005           15,511          14,813              17,146
 3/31/2005           15,412          14,718              17,037
 4/30/2005           15,689          14,983              17,306
 5/31/2005           15,805          15,094              17,428
 6/30/2005           15,897          15,182              17,537
 7/31/2005           15,798          15,087              17,457
 8/31/2005           15,994          15,274              17,634
 9/30/2005           15,831          15,119              17,515
10/31/2005           15,709          15,002              17,408
11/30/2005           15,800          15,089              17,492
12/31/2005           15,935          15,218              17,642
 1/31/2006           15,962          15,243              17,690
 2/28/2006           16,099          15,375              17,809
 3/31/2006           15,978          15,260              17,686


Average Annual Total Returns -- March 31, 2006


                                            6 MONTHS/8/ 1 YEAR/8/ 5 YEARS/8/ 10 YEARS/8/
CLASS A (Inception 5/9/77)
Net Asset Value/1/                             0.92%      3.68%     4.23%       4.80%
With Maximum Sales Charge/2/                  -3.59      -0.99      3.27        4.32

CLASS B (Inception 9/13/93)
Net Asset Value/1/                             0.55       2.91      3.48        4.05
With CDSC/4/                                  -4.40      -2.08      3.13        4.05
----------------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                 0.98%      3.81%     5.18%       5.87%
Morningstar Muni National Long Fund Avg./5/    0.93       3.55      4.51        5.04

Yields as of March 31, 2006


                            CLASS A CLASS B
SEC 30-day Yield/6/          3.77%   3.19%
Taxable Equivalent Yield/7/  5.79    4.90

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                               % of Net Assets as of
CREDIT QUALITY                 3/31/06    9/30/05
----------------------------------------------------
Aaa                             29.6       35.8
----------------------------------------------------
Aa                              12.0       12.8
----------------------------------------------------
A                               28.7       24.3
----------------------------------------------------
Baa                             15.3       14.6
----------------------------------------------------
Ba                               1.0         --
----------------------------------------------------
Not rated*                      11.4       10.7
----------------------------------------------------
Short-Term Investments & Other   2.0        1.8
----------------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less               5.0         4.7
--------------------------------------------------
1-5 years                    6.1         6.8
--------------------------------------------------
5-10 years                  74.4        76.6
--------------------------------------------------
10+ years                   14.5        11.9
--------------------------------------------------
Average Effective Maturity   8.7 years   8.6 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/8/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

For the first half of its fiscal year, which ended March 31, 2006, Loomis Sayles Strategic Income Fund's Class A shares provided a total return of 3.67% at net asset value, including $0.43 in reinvested dividends. The fund's results were comfortably ahead of its benchmark, the Lehman Aggregate Bond Index, which returned -0.06% for the period. Bear in mind that the fund has greater investment flexibility than the benchmark. It also outperformed Morningstar's Multisector Bond category, which had an average return of 1.20%. The fund's 30-day SEC yield at the end of March was 4.37%.

HIGH-YIELD ISSUES, CONVERTIBLES, AND COUNTRY ALLOCATIONS WERE POSITIVE High-yielding corporate bonds denominated in U.S. dollars were the top performers during the period, as investors pursuing attractive yields continued to be drawn to lower-quality issues. Stronger finances fueled by the ongoing economic expansion boosted investor confidence, even though spreads (the difference in yields) between higher- and lower-quality bonds diminished. Convertible bonds, which convey the right to be converted to the issuer's common stock, were also strong during the period. At about two-thirds of the fund's total assets, U.S. bonds dominated the portfolio. Brazilian bonds also contributed, thanks to improving market conditions and strong exports. Strength in Mexico's currency boosted the value of the fund's holdings in that country.

TELECOMMUNICATIONS, PHARMACEUTICALS, AND REITS LED SECTORS
Good security selection and a trend toward industry consolidation amid improving business conditions aided returns. Telecommunications giant Qwest and Vertex Pharmaceuticals, a biotechnology company, were the fund's top-performing bonds, both driven by growing corporate profits and strengthening balance sheets. Another leading contributor was Equity Residential, a real estate investment trust (REIT) issued by a major developer and operator of rental and condominium housing.

IN A STRONG BOND MARKET, DISAPPOINTMENTS WERE FEW
Slumping currencies tied to weak export activity and an increasing deficit caused fund holdings in Australia and New Zealand to fall as these currencies were devalued. Fund holdings impacted included European Investment Bank bonds issued in Australian dollars and bonds issued in New Zealand dollars for General Electric. The price of bonds issued by Calpine also fell when this California-based power company filed for bankruptcy. Otherwise, the only negative influences on the fund's results were minor. The fund's position in mortgage-backed and federal agency securities, which were small relative to the benchmark, had a slightly negative impact on the fund's results.

FUND'S STRUCTURE ANTICIPATES AN END TO RATE HIKES
We believe economic growth may start to decelerate under the weight of the Federal Reserve Board's long series of hikes in short-term interest rates. That scenario could cause rates to stabilize or even fall back a bit, which would be favorable for bond prices. Renewed strength in housing or upward pressure on wages and prices could undercut that expectation. Comparatively high interest rates in the United States will continue to attract capital from investors in countries where prevailing rates are lower.

At the end of the period, the portfolio's Treasury holdings were concentrated in shorter-term issues to seek protection against further rate hikes. The other end of our "barbell" structure emphasized longer-term, high-yield bonds, where yields are likely to mute the impact of any further rate hikes.

We are cautious toward corporate bonds, given their slim yield advantage over Treasury issues. High-yield issues, in particular, have recorded an impressive price rise over the past few years. Nonetheless, as long as profits continue to grow, we believe opportunities remain in the corporate sector. We may adopt a wait-and-see approach in the high-yield areas, allowing prices to fall and yields to rise before adding to the fund's commitments. At about one-sixth of the portfolio's valuation, oil-rich Canada is our largest commitment outside the United States. Allocations in the Pacific Rim include Singapore, Thailand and South Korea; the fund's holdings in Latin America, Brazil and Mexico also remain important.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                     [CHART]

                    March 31, 1996 through March 31, 2006

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value/1/      Charge/2/       Bond Index/3/       Index/4/
             ---------   -------------   ----------------   ---------------
 3/31/1996   $10,000       $ 9,550           $10,000            $10,000
 4/30/1996     9,985         9,536             9,944              9,959
 5/31/1996    10,144         9,687             9,924              9,945
 6/30/1996    10,280         9,817            10,057             10,078
 7/31/1996    10,259         9,797            10,084             10,107
 8/31/1996    10,448         9,978            10,067             10,104
 9/30/1996    10,814        10,327            10,243             10,289
10/31/1996    11,123        10,622            10,470             10,503
11/30/1996    11,574        11,054            10,649             10,689
12/31/1996    11,414        10,900            10,550             10,603
 1/31/1997    11,447        10,932            10,582             10,649
 2/28/1997    11,628        11,104            10,609             10,686
 3/31/1997    11,501        10,983            10,491             10,561
 4/30/1997    11,574        11,054            10,648             10,721
 5/31/1997    11,823        11,291            10,749             10,835
 6/30/1997    12,092        11,547            10,876             10,967
 7/31/1997    12,636        12,067            11,170             11,266
 8/31/1997    12,310        11,756            11,075             11,174
 9/30/1997    12,744        12,171            11,238             11,346
10/31/1997    12,477        11,915            11,401             11,454
11/30/1997    12,544        11,980            11,453             11,517
12/31/1997    12,480        11,918            11,569             11,639
 1/31/1998    12,683        12,113            11,717             11,785
 2/28/1998    12,916        12,334            11,708             11,794
 3/31/1998    13,192        12,598            11,749             11,848
 4/30/1998    13,196        12,602            11,810             11,909
 5/31/1998    12,981        12,397            11,922             11,995
 6/30/1998    12,774        12,200            12,023             12,073
 7/31/1998    12,615        12,047            12,049             12,103
 8/31/1998    11,066        10,568            12,245             12,102
 9/30/1998    11,424        10,910            12,531             12,389
10/31/1998    11,548        11,028            12,465             12,338
11/30/1998    12,322        11,768            12,536             12,461
12/31/1998    12,266        11,714            12,574             12,489
 1/31/1999    12,478        11,916            12,663             12,572
 2/28/1999    12,299        11,746            12,442             12,373
 3/31/1999    12,949        12,366            12,511             12,468
 4/30/1999    13,779        13,159            12,551             12,541
 5/31/1999    13,352        12,751            12,441             12,415
 6/30/1999    13,390        12,788            12,401             12,393
 7/31/1999    13,127        12,536            12,349             12,342
 8/31/1999    12,963        12,379            12,342             12,329
 9/30/1999    13,046        12,459            12,486             12,462
10/31/1999    13,155        12,563            12,532             12,514
11/30/1999    13,393        12,791            12,531             12,535
12/31/1999    13,758        13,138            12,470             12,510
 1/31/2000    13,630        13,016            12,429             12,468
 2/29/2000    14,167        13,529            12,580             12,627
 3/31/2000    14,310        13,666            12,745             12,774
 4/30/2000    13,900        13,275            12,709             12,734
 5/31/2000    13,451        12,846            12,703             12,711
 6/30/2000    13,964        13,336            12,967             12,985
 7/31/2000    14,087        13,453            13,085             13,110
 8/31/2000    14,397        13,749            13,275             13,301
 9/30/2000    14,017        13,386            13,358             13,369
10/31/2000    13,446        12,841            13,447             13,422
11/30/2000    13,376        12,774            13,667             13,603
12/31/2000    13,851        13,228            13,920             13,864
 1/31/2001    14,292        13,648            14,148             14,135
 2/28/2001    14,270        13,628            14,271             14,254
 3/31/2001    13,731        13,113            14,343             14,302
 4/30/2001    13,507        12,899            14,283             14,238
 5/31/2001    13,808        13,187            14,369             14,341
 6/30/2001    13,771        13,151            14,423             14,382
 7/31/2001    13,781        13,160            14,746             14,664
 8/31/2001    14,085        13,451            14,915             14,847
 9/30/2001    13,386        12,784            15,089             14,955
10/31/2001    13,702        13,086            15,404             15,255
11/30/2001    13,897        13,272            15,192             15,076
12/31/2001    13,833        13,211            15,096             14,986
 1/31/2002    13,991        13,361            15,218             15,112
 2/28/2002    14,159        13,521            15,365             15,253
 3/31/2002    14,321        13,677            15,110             15,033
 4/30/2002    14,668        14,008            15,403             15,319
 5/31/2002    14,979        14,305            15,533             15,435
 6/30/2002    14,741        14,077            15,668             15,491
 7/31/2002    14,391        13,744            15,857             15,622
 8/31/2002    14,794        14,129            16,125             15,910
 9/30/2002    14,595        13,938            16,386             16,138
10/31/2002    14,885        14,215            16,311             16,083
11/30/2002    15,442        14,747            16,307             16,126
12/31/2002    15,976        15,257            16,644             16,460
 1/31/2003    16,425        15,686            16,658             16,505
 2/28/2003    16,868        16,109            16,888             16,740
 3/31/2003    17,032        16,266            16,875             16,756
 4/30/2003    18,010        17,199            17,014             16,953
 5/31/2003    18,910        18,059            17,332             17,277
 6/30/2003    19,149        18,287            17,297             17,274
 7/31/2003    18,628        17,789            16,716             16,718
 8/31/2003    18,842        17,994            16,827             16,838
 9/30/2003    19,763        18,874            17,272             17,287
10/31/2003    20,210        19,300            17,111             17,163
11/30/2003    20,772        19,837            17,152             17,222
12/31/2003    21,542        20,573            17,327             17,418
 1/31/2004    21,926        20,939            17,466             17,569
 2/29/2004    21,910        20,925            17,655             17,742
 3/31/2004    22,198        21,199            17,787             17,883
 4/30/2004    21,276        20,319            17,325             17,426
 5/31/2004    20,921        19,980            17,255             17,337
 6/30/2004    21,319        20,359            17,353             17,448
 7/31/2004    21,525        20,557            17,525             17,633
 8/31/2004    22,188        21,190            17,859             17,982
 9/30/2004    22,770        21,745            17,907             18,052
10/31/2004    23,309        22,260            18,058             18,217
11/30/2004    23,869        22,795            17,914             18,104
12/31/2004    24,329        23,235            18,078             18,284
 1/31/2005    24,152        23,065            18,192             18,389
 2/28/2005    24,468        23,367            18,084             18,314
 3/31/2005    24,067        22,984            17,992             18,180
 4/30/2005    23,877        22,802            18,235             18,401
 5/31/2005    24,115        23,030            18,432             18,616
 6/30/2005    24,569        23,463            18,533             18,743
 7/31/2005    24,783        23,667            18,364             18,608
 8/31/2005    25,070        23,942            18,600             18,836
 9/30/2005    25,093        23,963            18,408             18,661
10/31/2005    24,844        23,726            18,262             18,511
11/30/2005    24,968        23,845            18,343             18,601
12/31/2005    25,238        24,102            18,517             18,780
 1/31/2006    25,879        24,715            18,519             18,807
 2/28/2006    26,161        24,984            18,580             18,882
 3/31/2006    25,994        24,828            18,398             18,715


Average Annual Total Returns -- March 31, 2006


                                                                                    SINCE
                                          6 MONTHS 1 YEAR 5 YEARS/7/ 10 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                          3.67%   8.08%   13.63%     10.02%          --
With Maximum Sales Charge/2/               -1.01    3.20    12.59       9.52           --
CLASS B (Inception 5/1/95)
Net Asset Value/1/                          3.29    7.36    12.77       9.20           --
With CDSC/5/                               -1.71    2.36    12.52       9.20           --
CLASS C (Inception 5/1/95)
Net Asset Value/1/                          3.21    7.27    12.77       9.20           --
With CDSC/5/                                2.21    6.27    12.77       9.20           --
CLASS Y (Inception 12/1/99)
Net Asset Value/1/                          3.83    8.49    13.92         --        11.39%
---------------------------------------------------------------------------------------------

                                                                                    SINCE
                                                                                   CLASS Y
COMPARATIVE PERFORMANCE                   6 MONTHS 1 YEAR  5 YEARS    10 YEARS   INCEPTION/8/
Lehman Aggregate Bond Index/3/             -0.06%   2.26%    5.11%      6.29%        6.25%
Lehman U.S. Universal Bond Index/4/         0.29    2.94     5.53       6.47         6.53
Morningstar Multisector Bond Fund Avg./6/   1.20    4.23     7.46       6.39         6.48

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                               % of Net Assets as of
CREDIT QUALITY                 3/31/06    9/30/05
----------------------------------------------------
Aaa                             31.9       35.1
----------------------------------------------------
Aa                               9.0        9.9
----------------------------------------------------
A                                2.9        0.5
----------------------------------------------------
Baa                              8.9        4.0
----------------------------------------------------
Ba                              10.5        8.7
----------------------------------------------------
B                               11.3       10.2
----------------------------------------------------
Caa                              3.3        7.2
----------------------------------------------------
Ca                               0.5        0.8
----------------------------------------------------
C                                0.2        0.2
----------------------------------------------------
Not rated*                      18.9       14.6
----------------------------------------------------
Short-Term Investments & Other   2.6        8.8
----------------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less               6.1        10.5
--------------------------------------------------
1-5 years                   46.5        48.8
--------------------------------------------------
5-10 years                  15.2        17.7
--------------------------------------------------
10+ years                   32.2        23.0
--------------------------------------------------
Average Effective Maturity  10.6 years   8.1 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Indexes, among other indexes.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2005 through March 31, 2006. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,004.20                  $5.25
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.70                  $5.29
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,001.10                  $8.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.96                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,000.20                  $8.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.96                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,005.60                  $4.00
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.94                  $4.03

*Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 1.80% and 0.80% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,062.00                   $7.09
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.05                   $6.94
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,058.00                  $10.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.26                  $10.75
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,058.00                  $10.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.26                  $10.75
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 1.38%, 2.14% and 2.14% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      10/1/05               3/31/06             10/1/05 - 3/31/06
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,004.00                  $5.35
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,019.60                  $5.39
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00               $999.60                  $9.07
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.86                  $9.15
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,000.60                  $9.08
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.86                  $9.15
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,005.90                  $3.85
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,021.09                  $3.88
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 1.07%, 1.82%, 1.82% and 0.77% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

LOOMIS SAYLES MASSACHUSETTS TAX FREE     BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 INCOME FUND                                     10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,008.50                  $5.41
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.55                  $5.44
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,004.80                  $9.15
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.81                  $9.20

*Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 1.08% and 1.83% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,009.20                  $5.01
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.95                  $5.04
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,005.50                  $8.75
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.21                  $8.80

*Expenses are equal to the fund's annualized expense ratio (after waiver/reimbursement): 1.00% and 1.75% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,036.70                  $5.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.75                  $5.24
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,032.90                  $9.07
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.01                  $9.00
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,032.10                  $9.07
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.01                  $9.00
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,038.30                  $4.01
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.99                  $3.98

*Expenses are equal to the fund's annualized expense ratio: 1.04%, 1.79%, 1.79% and 0.79% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

         LOOMIS SAYLES CORE PLUS BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 97.5% of Net Assets
              Agencies -- 1.0%
$   2,145,000 Pemex Project Funding Master Trust,
              7.875%, 2/01/2009                                                $     2,254,395
                                                                               ---------------
              Asset-Backed Securities -- 6.0%
      662,271 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4,
              2.840%, 8/06/2010                                                        651,926
    2,595,000 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A-3,
              4.470%, 5/06/2010                                                      2,566,966
    1,783,542 Countrywide Asset-Backed Certificates, Series 2003-5, Class AF4,
              4.905%, 8/25/2032                                                      1,776,673
      790,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2,
              3.872%, 3/25/2020                                                        775,113
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                      1,054,239
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540%, 11/15/2008                                                     1,690,680
    1,800,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                      1,780,525
    1,850,000 Residential Asset Securities Corp., Series 2003-KS10, Class AI4,
              4.470%, 3/25/2032                                                      1,826,741
    1,000,000 WFS Financial Owner Trust, Series 2004-4, Class A3,
              2.980%, 9/17/2009                                                        986,486
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4,
              3.440%, 5/17/2012                                                        498,597
                                                                               ---------------
                                                                                    13,607,946
                                                                               ---------------
              Automotive -- 3.2%
    1,645,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                                   1,221,413
    1,510,000 Ford Motor Credit Co., Global Note,
              5.625%, 10/01/2008(c)                                                  1,380,887
      655,000 General Motors Acceptance Corp. (MTN),
              6.750%, 12/01/2014(c)                                                    589,634
    4,240,000 General Motors Acceptance Corp.,
              8.000%, 11/01/2031(c)                                                  4,007,233
                                                                               ---------------
                                                                                     7,199,167
                                                                               ---------------
              Banking -- 1.1%
      430,000 JPMorgan Chase & Co.,
              6.750%, 2/01/2011                                                        452,023
      715,000 JPMorgan Chase & Co., Global Subordinated Note,
              5.750%, 1/02/2013                                                        719,783
    1,200,000 State Street Institutional Capital A, Series A,
              Guaranteed Note, 144A,
              7.940%, 12/30/2026                                                     1,263,080
                                                                               ---------------
                                                                                     2,434,886
                                                                               ---------------
              Brokerage -- 1.0%
    2,150,000 Goldman Sachs Group, Inc., Senior Note,
              6.600%, 1/15/2012                                                      2,254,051
                                                                               ---------------
              Chemicals -- 0.2%
      600,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                                                        563,858
                                                                               ---------------
              Construction Machinery -- 0.8%
    1,600,000 Case New Holland, Inc., Senior Note,
              9.250%, 8/01/2011                                                      1,708,000
                                                                               ---------------

  Principal
   Amount+    Description                                              Value (a)
-----------------------------------------------------------------------------------
              Electric -- 8.0%
$   1,455,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                                    $     1,411,680
    2,030,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013                                           2,246,759
    1,325,000 Enersis SA, Chile,
              7.375%, 1/15/2014                                           1,386,334
  431,000,000 General Electric Capital Corp.,
              0.550%, 10/14/2008 (JPY)                                    3,624,589
  271,000,000 General Electric Capital Corp. (MTN),
              1.400%, 11/02/2006 (JPY)                                    2,318,729
    3,380,000 General Electric Capital Corp. (MTN),
              5.450%, 1/15/2013                                           3,377,458
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note,
              8.375%, 11/14/2008                                          1,384,625
    1,710,000 Progress Energy, Inc.,
              7.100%, 3/01/2011                                           1,813,623
      590,000 Southern California Edison Co.,
              7.625%, 1/15/2010                                             628,533
                                                                    ---------------
                                                                         18,192,330
                                                                    ---------------
              Financial Services -- 1.0%
    1,050,000 HSBC Finance Corp.,
              7.000%, 5/15/2012                                           1,122,312
    1,185,000 Morgan Stanley,
              4.000%, 1/15/2010                                           1,125,925
                                                                    ---------------
                                                                          2,248,237
                                                                    ---------------
              Food & Beverage -- 0.8%
    1,750,000 Smithfield Foods, Inc.,
              7.000%, 8/01/2011                                           1,741,250
                                                                    ---------------
              Gaming -- 0.5%
      450,000 Harrah's Operating Co., Inc., Guaranteed Senior Note,
              7.500%, 1/15/2009                                             470,716
      770,000 Harrah's Operating Co., Inc., Senior Note,
              7.125%, 6/01/2007                                             783,044
                                                                    ---------------
                                                                          1,253,760
                                                                    ---------------
              Government Agencies -- 4.4%
    5,025,000 FHLMC,
              2.875%, 12/15/2006                                          4,947,494
  140,000,000 FNMA,
              1.750%, 3/26/2008 (JPY)                                     1,214,032
    3,710,000 FNMA,
              5.250%, 1/15/2009(c)                                        3,724,796
                                                                    ---------------
                                                                          9,886,322
                                                                    ---------------
              Healthcare -- 2.5%
    1,655,000 Aetna, Inc., Senior Note,
              7.875%, 3/01/2011                                           1,818,019
    1,385,000 AmerisourceBergen Corp., Senior Note, 144A,
              5.875%, 9/15/2015                                           1,362,231
      575,000 Columbia/HCA, Inc.,
              7.500%, 12/15/2023                                            558,390
    1,315,000 WellPoint, Inc.,
              3.750%, 12/14/2007                                          1,280,580
      735,000 WellPoint, Inc.,
              5.250%, 1/15/2016                                             708,792
                                                                    ---------------
                                                                          5,728,012
                                                                    ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                     Value (a)
------------------------------------------------------------------------------------------
              Home Construction -- 1.4%
$   1,405,000 Desarrolladora Homex SA de CV,
              7.500%, 9/28/2015                                            $     1,362,850
      320,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(c)                                                 278,578
      295,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                                    267,921
    1,315,000 Pulte Homes, Inc., Senior Note,
              4.875%, 7/15/2009(c)                                               1,280,004
                                                                           ---------------
                                                                                 3,189,353
                                                                           ---------------
              Industrial Other -- 1.3%
    2,865,000 Aramark Services, Inc., Guaranteed Note,
              7.000%, 7/15/2006                                                  2,877,093
                                                                           ---------------
              Insurance -- 0.3%
      665,000 St. Paul Travelers Cos., Inc. (The),
              5.500%, 12/01/2015                                                   650,498
                                                                           ---------------
              Media Cable -- 1.1%
    2,000,000 CSC Holdings, Inc., Senior Note,
              7.625%, 7/15/2018                                                  1,977,500
      515,000 CSC Holdings, Inc., Senior Note,
              7.875%, 2/15/2018(c)                                                 515,644
                                                                           ---------------
                                                                                 2,493,144
                                                                           ---------------
              Media Non-Cable -- 2.1%
    1,060,000 Cox Communications, Inc.,
              7.750%, 11/01/2010                                                 1,133,586
      540,000 Reed Elsevier Capital, Inc.,
              4.625%, 6/15/2012                                                    505,002
    2,735,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                  3,007,713
                                                                           ---------------
                                                                                 4,646,301
                                                                           ---------------
              Mortgage Backed Securities -- 4.9%
      795,000 Banc of America Commercial Mortgage, Inc., Series 2005-6,
              Class A2,
              5.165%, 9/10/2047                                                    787,061
      850,000 Banc of America Commercial Mortgage, Inc., Series 2006-1,
              Class A2,
              5.334%, 9/10/2045                                                    846,065
    1,245,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2005-PW10, Class A2,
              5.270%, 12/11/2040                                                 1,237,816
      710,000 Citigroup/Deutsche Bank Commercial Mortgage Trust,
              Series 2006-CD2, Class A2,
              5.408%, 1/15/2046                                                    708,118
    1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A,
              4.751%, 7/10/2039                                                  1,413,861
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
              4.647%, 7/15/2030                                                  1,642,534
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A,
              4.890%, 6/12/2047                                                  2,281,819
    2,195,000 Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
              Class A2,
              4.519%, 7/15/2042                                                  2,116,332
                                                                           ---------------
                                                                                11,033,606
                                                                           ---------------
              Mortgage Related -- 27.7%
    2,467,001 FHLMC,
              4.000%, 7/01/2019                                                  2,303,728
    7,125,056 FHLMC,
              4.500%, with various maturities to 2034(d)                         6,731,205

  Principal
   Amount+    Description                                    Value (a)
-------------------------------------------------------------------------
              Mortgage Related -- continued
$   2,983,617 FHLMC,
              5.000%, 11/01/2018                          $     2,913,671
   10,613,930 FHLMC,
              5.000%, with various maturities to 2035(d)       10,101,307
    2,005,262 FHLMC,
              5.500%, with various maturities to 2018(d)        1,992,968
      275,532 FHLMC,
              6.000%, 6/01/2035                                   275,850
  140,000,000 FNMA,
              2.125%, 10/09/2007 (JPY)                          1,217,027
      968,968 FNMA,
              4.000%, 6/01/2019                                   907,301
    6,595,183 FNMA,
              4.500%, with various maturities to 2035(d)        6,227,760
    1,601,755 FNMA,
              5.000%, 5/01/2018                                 1,564,763
    6,581,178 FNMA,
              5.000%, 7/01/2035                                 6,266,919
    9,710,599 FNMA,
              5.500%, with various maturities to 2035(d)        9,519,230
    2,267,946 FNMA,
              6.000%, with various maturities to 2034(d)        2,283,901
    1,480,960 FNMA,
              6.000%, 11/01/2034                                1,481,583
    3,482,827 FNMA,
              6.500%, with various maturities to 2034(d)        3,558,309
      331,587 FNMA,
              7.000%, with various maturities to 2030(d)          341,918
      413,662 FNMA,
              7.500%, with various maturities to 2032(d)          432,365
    1,385,689 GNMA,
              5.500%, 2/20/2034                                 1,368,723
      505,751 GNMA,
              6.000%, 1/15/2029                                   512,528
    1,145,640 GNMA,
              6.500%, with various maturities to 2032(d)        1,188,409
      719,002 GNMA,
              7.000%, with various maturities to 2029(d)          750,001
      197,986 GNMA,
              7.500%, with various maturities to 2030(d)          208,196
       91,741 GNMA,
              8.000%, 11/15/2029                                   98,216
      193,450 GNMA,
              8.500%, with various maturities to 2023(d)          208,653
       25,654 GNMA,
              9.000%, with various maturities to 2016(d)           27,539
       66,922 GNMA,
              11.500%, with various maturities to 2015(d)          74,175
                                                          ---------------
                                                               62,556,245
                                                          ---------------
              Oil & Gas -- 0.5%
    1,105,000 Premcor Refining Group, Inc. (The),
              6.125%, 5/01/2011                                 1,123,470
                                                          ---------------
              Paper -- 2.2%
    1,618,000 Abitibi-Consolidated Finance, LP,
              7.875%, 8/01/2009(c)                              1,605,865
    1,016,000 Abitibi-Consolidated, Inc.,
              8.550%, 8/01/2010(c)                              1,021,080
    1,200,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025(c)                             1,152,000

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Paper -- continued
$     755,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                        $       739,900
      480,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                                 516,000
                                                                        ---------------
                                                                              5,034,845
                                                                        ---------------
              Pharmaceuticals -- 2.9%
    1,470,000 Caremark Rx, Inc., Senior Note,
              7.375%, 10/01/2006                                              1,484,569
    1,250,000 Medco Health Solutions,
              7.250%, 8/15/2013                                               1,345,890
      670,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010                                                 582,063
      520,000 Valeant Pharmaceuticals International, Subordinated Note,
              4.000%, 11/15/2013                                                444,600
    2,750,000 Valeant Pharmaceuticals International, Senior Note,
              7.000%, 12/15/2011                                              2,722,500
                                                                        ---------------
                                                                              6,579,622
                                                                        ---------------
              Pipelines -- 0.8%
    1,639,000 Kinder Morgan Energy Partners, LP,
              7.125%, 3/15/2012                                               1,746,841
                                                                        ---------------
              Real Estate Investment Trusts -- 2.8%
      195,000 Colonial Realty, LP, Senior Note,
              4.750%, 2/01/2010                                                 187,976
    1,350,000 Colonial Realty, LP, Senior Note,
              5.500%, 10/01/2015                                              1,292,719
    1,180,000 EOP Operating, LP, Guaranteed Note,
              4.650%, 10/01/2010                                              1,128,801
    1,250,000 iStar Financial, Inc., Senior Note,
              6.000%, 12/15/2010                                              1,257,981
    1,100,000 Reckson Operating Partnership LP,
              6.000%, 3/31/2016                                               1,091,179
    1,340,000 Simon Property Group, LP,
              6.375%, 11/15/2007                                              1,359,401
                                                                        ---------------
                                                                              6,318,057
                                                                        ---------------
              Sovereigns -- 1.0%
    3,685,000 Kingdom of Norway,
              5.500%, 5/15/2009 (NOK)                                           593,142
   13,015,000 Kingdom of Sweden,
              4.000%, 12/01/2009 (SEK)                                        1,709,989
                                                                        ---------------
                                                                              2,303,131
                                                                        ---------------
              Supermarkets -- 2.7%
      370,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                                 333,534
    1,535,000 Albertson's, Inc., Senior Note,
              7.450%, 8/01/2029                                               1,355,483
      610,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031(c)                                              567,825
       35,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                                  34,137
      270,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                                 217,553
      125,000 American Stores Co.,
              8.000%, 6/01/2026                                                 121,100
    2,010,000 Delhaize America, Inc.,
              9.000%, 4/15/2031                                               2,324,937
    1,015,000 Kroger Co. (The),
              7.500%, 4/01/2031                                               1,115,462
                                                                        ---------------
                                                                              6,070,031
                                                                        ---------------

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
              Technology -- 0.5%
$     665,000 Corning, Inc.,
              6.200%, 3/15/2016                                    $       664,969
      440,000 Xerox Corp.,
              6.400%, 3/15/2016                                            436,700
                                                                   ---------------
                                                                         1,101,669
                                                                   ---------------
              Transportation Services -- 0.1%
      195,000 Overseas Shipholding Group, Senior Note,
              7.500%, 2/15/2024                                            194,512
                                                                   ---------------
              Treasuries -- 9.8%
    1,450,000 U.S. Treasury Bond,
              4.000%, 2/15/2014(c)                                       1,367,192
    4,000,000 U.S. Treasury Bond,
              5.250%, 2/15/2029(c)                                       4,107,188
    5,015,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(c)                                       5,279,070
    4,570,000 U.S. Treasury Note,
              4.250%, 10/31/2007(c)                                      4,528,226
      620,000 U.S. Treasury Note,
              4.250%, 11/15/2014(c)                                        592,584
    1,205,000 U.S. Treasury Note,
              4.375%, 12/15/2010(c)                                      1,181,982
    3,020,000 U.S. Treasury Note,
              4.500%, 2/15/2016(c)                                       2,937,185
    2,290,000 U.S. Treasury Note,
              2.875%, 11/30/2006(c)                                      2,260,480
                                                                   ---------------
                                                                        22,253,907
                                                                   ---------------
              Wireless -- 0.3%
      730,000 Sprint Capital Corp.,
              6.125%, 11/15/2008                                           742,945
                                                                   ---------------
              Wirelines -- 4.6%
    1,650,000 GTE Corp.,
              7.900%, 2/01/2027                                          1,725,263
    3,200,000 LCI International, Inc., Senior Note,
              7.250%, 6/15/2007                                          3,232,000
      210,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                           201,863
    1,240,000 Qwest Corp.,
              7.200%, 11/10/2026(c)                                      1,247,750
      850,000 Qwest Corp.,
              7.250%, 9/15/2025                                            871,250
      255,000 Qwest Corp.,
              7.250%, 10/15/2035(c)                                        254,681
    1,675,000 Qwest Corp.,
              7.500%, 6/15/2023                                          1,702,219
    1,135,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                         1,171,018
                                                                   ---------------
                                                                        10,406,044
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $224,672,784)     220,393,528
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

   Shares/
  Principal
   Amount+    Description                                                              Value (a)
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 18.1%
   35,959,987 State Street Navigator Securities Lending Prime Portfolio(e)          $    35,959,987
$   4,981,107 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/2006 at 2.95% to repurchased at
              $4,982,332 on 4/03/2006, collateralized by $3,680,000 U.S.
              Treasury Bond, 8.75% due 8/15/2020 valued at $5,084,189                     4,981,107
                                                                                    ---------------
              Total Short-Term Investments (Identified Cost $40,941,094)                 40,941,094
                                                                                    ---------------
              Total Investments -- 115.6%
              (Identified Cost $265,613,878)(b)                                         261,334,622
              Other assets less liabilities -- (15.6)%                                  (35,296,668)
                                                                                    ---------------
              Total Net Assets -- 100%                                              $   226,037,954
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2006, the net unrealized depreciation on investments based on cost of $266,223,449 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value of tax cost                               1,365,526
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (6,254,353)
                                                                                    ---------------
              Net unrealized depreciation                                           $    (4,888,827)
                                                                                    ===============
          (c) All or a portion of this security was on loan to brokers at March 31,
              2006.
          (d) The Fund's investment in mortgage related securities of the
              Federal Home Loan Mortgage Corporation, Federal National
              Mortgage Association and Government National Mortgage
              Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of
              presentation in the Portfolio of Investments.
          (e) Represents investment of securities lending collateral.
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
          MTN Medium Term Note
         144A Securities exempt from registration under Rule 144A of the
              Securities Act of 1933. These securities may be resold in
              transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,625,311 or 1.2% of net assets.
            + Principal amount is in U.S. dollars unless otherwise noted.
          JPY Japanese Yen
          NOK Norwegian Krone
          SEK Swedish Krona

Holdings at March 31, 2006 as a Percentage of Net Assets

                      Mortgage Related              27.7%
                      Treasuries                     9.8
                      Electric                       8.0
                      Asset-Backed Securities        6.0
                      Mortgage Backed Securities     4.9
                      Wirelines                      4.6
                      Government Agencies            4.4
                      Automotive                     3.2
                      Pharmaceuticals                2.9
                      Real Estate Investment Trusts  2.8
                      Supermarkets                   2.7
                      Healthcare                     2.5
                      Paper                          2.2
                      Media Non-Cable                2.1
                      Others, less than 2% each     13.7

                See accompanying notes to financial statements.

          LOOMIS SAYLES HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                           Value (a)
------------------------------------------------------------------------------------------------
Bonds and Notes -- 89.6% of Net Assets
              Airlines -- 2.6%
$      35,000 AMR Corp., Senior Note,
              4.500%, 2/15/2024                                                  $        49,000
      225,000 AMR Corp., Senior Note, Convertible,
              4.250%, 9/23/2023                                                          378,844
       82,157 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                                           77,185
      154,100 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                                          142,547
       45,655 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                                           42,103
      148,123 Continental Airlines, Inc., Series 1999-2, Class B,
              7.566%, 3/15/2020                                                          140,232
      215,952 Continental Airlines, Inc., Series 2002-2, Class B,
              8.307%, 4/02/2018                                                          207,810
                                                                                 ---------------
                                                                                       1,037,721
                                                                                 ---------------
              Automotive -- 9.7%
       78,000 Delphi Automotive Systems Corp.,
              7.125%, 5/01/2029(d)(h)(i)                                                  47,970
      420,000 Ford Motor Co.,
              6.375%, 2/01/2029                                                          279,300
      815,000 Ford Motor Co.,
              6.625%, 10/01/2028                                                         546,050
      170,000 Ford Motor Co.,
              7.450%, 7/16/2031(d)                                                       126,225
      905,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010(d)                                                       803,118
      185,000 Ford Motor Credit Co.,
              7.000%, 10/01/2013(d)                                                      165,465
      705,000 General Motors Acceptance Corp., (MTN),
              6.750%, 12/01/2014(d)                                                      634,645
      180,000 General Motors Acceptance Corp., Series E, (MTN),
              7.500%, 12/01/2006 (NZD)                                                   107,635
      405,000 General Motors Acceptance Corp.,
              8.000%, 11/01/2031                                                         382,766
      125,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010 (GBP)                                                   197,542
       10,000 GMAC International Finance BV,
              8.000%, 3/14/2007 (NZD)                                                      6,051
      430,000 Goodyear Tire & Rubber Co. (The),
              7.857%, 8/15/2011                                                          420,325
      110,000 Tenneco Automotive, Inc., Senior Subordinated Note,
              8.625%, 11/15/2014(d)                                                      110,000
                                                                                 ---------------
                                                                                       3,827,092
                                                                                 ---------------
              Banking -- 3.5%
    9,000,000 Barclays Financial LLC, 144A,
              4.100%, 3/22/2010 (THB)                                                    216,718
    7,000,000 Barclays Financial LLC, 144A,
              4.160%, 2/22/2010 (THB)                                                    168,882
      990,000 Citibank NA, 144A,
              15.000%, 7/02/2010 (BRL)                                                   498,797
      500,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                                          506,500
                                                                                 ---------------
                                                                                       1,390,897
                                                                                 ---------------
              Chemicals -- 3.0%
      450,000 Borden, Inc.,
              7.875%, 2/15/2023                                                          372,375

  Principal
   Amount+     Description                                                      Value (a)
--------------------------------------------------------------------------------------------
               Chemicals -- continued
$      550,000 Borden, Inc.,
               9.200%, 3/15/2021                                             $       500,500
       380,000 Hercules, Inc., Subordinated Note,
               6.500%, 6/30/2029                                                     300,200
                                                                             ---------------
                                                                                   1,173,075
                                                                             ---------------
               Construction Machinery -- 1.6%
       120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
               7.750%, 12/15/2013                                                    112,200
       550,000 United Rentals North America, Inc., Senior Subordinated Note,
               7.000%, 2/15/2014                                                     529,375
                                                                             ---------------
                                                                                     641,575
                                                                             ---------------
               Consumer Products -- 0.3%
       125,000 LPG International, Inc., 144A,
               7.250%, 12/20/2015                                                    125,475
                                                                             ---------------
               Diversified Financial Services -- 0.2%
 1,436,358,000 JPMorgan Chase & Co., 144A,
               Zero Coupon, 3/28/2011 (IDR)                                           97,547
                                                                             ---------------
               Electric -- 0.6%
        40,000 Dynegy Holdings, Inc.,
               7.125%, 5/15/2018                                                      36,600
        90,000 NGC Corp.,
               7.625%, 10/15/2026                                                     82,350
       140,000 NGC Corp. Capital Trust, Series B,
               8.316%, 6/01/2027                                                     123,200
                                                                             ---------------
                                                                                     242,150
                                                                             ---------------
               Environmental -- 0.5%
       190,000 Allied Waste North America, Series B, Senior Note,
               5.750%, 2/15/2011(d)                                                  180,975
                                                                             ---------------
               Financial Services -- 0.7%
       250,000 Astoria Depositor Corp., 144A,
               8.144%, 5/01/2021                                                     262,500
                                                                             ---------------
               Healthcare -- 0.9%
       150,000 Columbia/HCA, Inc.,
               7.500%, 12/15/2023                                                    145,667
       200,000 Columbia/HCA, Inc., (MTN),
               7.580%, 9/15/2025                                                     193,642
                                                                             ---------------
                                                                                     339,309
                                                                             ---------------
               Home Construction -- 2.4%
       300,000 K Hovnanian Enterprises, Inc.,
               6.250%, 1/15/2015                                                     274,858
       100,000 K Hovnanian Enterprises, Inc., Senior Note,
               6.250%, 1/15/2016                                                      90,647
       590,000 KB Home,
               7.250%, 6/15/2018                                                     580,467
                                                                             ---------------
                                                                                     945,972
                                                                             ---------------
               Independent Energy -- 1.2%
        70,000 Chesapeake Energy Corp., Senior Note,
               6.375%, 6/15/2015                                                      68,863
       200,000 Chesapeake Energy Corp., 144A,
               6.500%, 8/15/2017                                                     197,500
        60,000 NRG Energy, Inc.,
               7.250%, 2/01/2014                                                      60,975
       165,000 NRG Energy, Inc.,
               7.375%, 2/01/2016                                                     168,506
                                                                             ---------------
                                                                                     495,844
                                                                             ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                           Value (a)
--------------------------------------------------------------------------------
              Integrated Energy -- 1.4%
$     265,000 Cerro Negro Finance, Ltd., 144A,
              7.900%, 12/01/2020                                 $       259,700
      300,000 Petrozuata Finance, Inc., Series B, 144A,
              8.220%, 4/01/2017                                          295,500
                                                                 ---------------
                                                                         555,200
                                                                 ---------------
              Lodging & Gaming -- 0.2%
       80,000 Host Marriott, LP, Guaranteed Note, Series O,
              6.375%, 3/15/2015(d)                                        78,700
                                                                 ---------------
              Media Cable -- 4.5%
      550,000 CSC Holdings, Inc., Senior Note,
              7.625%, 7/15/2018(d)                                       543,813
      250,000 NTL Cable PLC,
              9.750%, 4/15/2014 (GBP)                                    456,067
      175,000 PanAmSat Corp.,
              6.875%, 1/15/2028                                          155,750
      650,000 Rogers Cable, Inc., Senior Note,
              5.500%, 3/15/2014                                          615,875
                                                                 ---------------
                                                                       1,771,505
                                                                 ---------------
              Oil Field Services -- 0.3%
      110,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                         107,250
                                                                 ---------------
              Packaging -- 1.2%
      350,000 Owens-Illinois, Inc., Senior Note,
              7.500%, 5/15/2010(d)                                       354,375
      135,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018                                          133,988
                                                                 ---------------
                                                                         488,363
                                                                 ---------------
              Paper -- 5.5%
      215,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                          178,450
      250,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                          218,750
      210,000 Advance Agro PCL, 144A,
              11.000%, 12/19/2012                                        218,925
      685,000 Bowater, Inc.,
              6.500%, 6/15/2013(d)                                       638,762
       75,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                           70,875
      120,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                         115,200
      300,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029(d)                                      294,000
      120,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                          121,050
      305,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                          327,875
                                                                 ---------------
                                                                       2,183,887
                                                                 ---------------
              Pharmaceuticals -- 9.6%
      185,000 Bristol-Myers Squibb Co.,
              5.750%, 10/01/2011                                         187,033
       85,000 Elan Capital Corp., Ltd., Convertible,
              6.500%, 11/10/2008                                         174,463
      440,000 Elan Finance Corp., Senior Note,
              7.750%, 11/15/2011                                         416,900
      300,000 Enzon, Inc.,
              4.500%, 7/01/2008                                          279,375

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Pharmaceuticals -- continued
$     127,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                                 $        81,598
       50,000 Incyte Corp., Convertible,
              3.500%, 2/15/2011                                                          40,875
      360,000 Inhale Therapeutic Systems, Inc., Subordinated Note, Convertible,
              3.500%, 10/17/2007                                                        351,450
      202,000 IVAX Corp., Senior Subordinated Note, Convertible,
              4.500%, 5/15/2008                                                         204,525
      210,000 Merck & Co., Inc.,
              4.750%, 3/01/2015                                                         196,963
      250,000 Pharma Services Intermediate Holdings Corp., Senior Note,
              Convertible,
              0.00% (step to 11.50% on 4/01/2009), 4/01/2014(e)                         224,687
      345,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible,
              5.500%, 10/17/2008                                                        337,237
      190,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              3.000%, 8/16/2010                                                         165,063
      445,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              4.000%, 11/15/2013                                                        380,475
      310,000 Vertex Pharmaceuticals, Inc., 144A, Convertible,
              5.750%, 2/15/2011                                                         765,312
                                                                                ---------------
                                                                                      3,805,956
                                                                                ---------------
              Pipelines -- 2.2%
      915,000 El Paso CGP, Co., 144A,
              6.950%, 6/01/2028                                                         864,675
                                                                                ---------------
              Retailers -- 2.0%
      250,000 Dillard's, Inc.,
              6.625%, 1/15/2018                                                         233,750
      765,000 Toys R US, Inc.,
              7.375%, 10/15/2018                                                        562,275
                                                                                ---------------
                                                                                        796,025
                                                                                ---------------
              Sovereigns -- 7.0%
    1,190,000 Republic of Argentina,
              2.000%, 9/30/2014 (ARS)(c)                                                398,276
      520,000 Republic of Brazil,
              8.250%, 1/20/2034(d)                                                      573,040
    4,420,000 United Mexican States,
              8.000%, 12/07/2023 (MXN)                                                  380,148
   14,850,000 United Mexican States,
              9.000%, 12/20/2012 (MXN)                                                1,406,156
                                                                                ---------------
                                                                                      2,757,620
                                                                                ---------------
              Supermarkets -- 2.5%
       95,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                                          85,637
      705,000 Albertson's, Inc., Senior Note,
              7.450%, 8/01/2029                                                         622,551
      130,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031(d)                                                      121,012
       25,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                                          24,384
      120,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                                          96,690
       50,000 American Stores Co.,
              8.000%, 6/01/2026                                                          48,440
                                                                                ---------------
                                                                                        998,714
                                                                                ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Supranational -- 4.5%
$   6,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009 (BRL)                                      $     1,788,355
                                                                                ---------------
              Technology -- 9.0%
      105,000 Amkor Technology, Inc.,
              5.000%, 3/15/2007(d)                                                      102,506
      125,000 Amkor Technology, Inc., Senior Note,
              7.750%, 5/15/2013(d)                                                      115,000
       40,000 Ciena Corp., Convertible,
              3.750%, 2/01/2008                                                          37,800
      225,000 Corning, Inc.,
              5.900%, 3/15/2014                                                         222,184
      270,000 Corning, Inc.,
              6.200%, 3/15/2016                                                         269,987
      155,000 Corning, Inc.,
              6.850%, 3/01/2029(d)                                                      158,055
      215,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible,
              0.500%, 11/30/2008                                                        184,362
       25,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible,
              1.000%, 6/30/2010                                                          23,188
      910,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                                         821,275
      293,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(f)                                                      269,560
      300,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008(d)                                                      283,125
      425,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                         388,875
       40,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                          38,600
      210,000 Sanmina-SCI Corp.,
              8.125%, 3/01/2016                                                         212,100
      100,000 SCI Systems, Inc., Subordinated Note, Convertible,
              3.000%, 3/15/2007                                                          96,750
      105,000 Unisys Corp.,
              6.875%, 3/15/2010(d)                                                      102,113
      145,000 Unisys Corp., Senior Note,
              8.000%, 10/15/2012                                                        142,463
      100,000 Xerox Corp.,
              6.400%, 3/15/2016                                                          99,250
                                                                                ---------------
                                                                                      3,567,193
                                                                                ---------------
              Transportation Services -- 4.1%
      275,000 American President Cos., Ltd., Senior Note,
              8.000%, 1/15/2024                                                         272,937
      250,000 Bombardier Capital Funding, LP,
              6.750%, 5/14/2009 (GBP)                                                   434,350
      300,000 Overseas Shipholding Group, Senior Note,
              7.500%, 2/15/2024                                                         299,250
      295,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                                        277,300
      350,000 Stena AB, Senior Note,
              7.500%, 11/01/2013                                                        345,625
                                                                                ---------------
                                                                                      1,629,462
                                                                                ---------------
              Treasuries -- 0.9%
      350,000 U.S. Treasury Note,
              4.375%, 12/31/2007(d)                                                     347,211
                                                                                ---------------

  Principal
   Amount+    Description                                               Value (a)
------------------------------------------------------------------------------------
              Wireless -- 1.0%
$     435,000 Level 3 Communications, Inc., Convertible,
              2.875%, 7/15/2010                                      $       388,781
        5,000 Level 3 Communications, Inc., Convertible,
              6.000%, 3/15/2010(d)                                             3,969
       20,000 Level 3 Communications, Inc., 144A,
              11.500%, 3/01/2010(d)                                           19,450
                                                                     ---------------
                                                                             412,200
                                                                     ---------------
              Wirelines -- 6.5%
       65,000 Cincinnati Bell Telephone Co.,
              6.300%, 12/01/2028                                              59,962
       50,000 Cincinnati Bell, Inc.,
              8.375%, 1/15/2014(d)                                            50,813
       95,000 Citizens Communications Co.,
              7.000%, 11/01/2025                                              83,837
      375,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028                                              360,000
       75,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(d)                                            76,125
    1,890,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                            1,923,075
                                                                     ---------------
                                                                           2,553,812
                                                                     ---------------
              Total Bonds and Notes (Identified Cost $32,627,255)         35,466,260
                                                                     ---------------
   Shares
------------------------------------------------------------------------------------
Preferred Stocks -- 5.1%
              Electric -- 1.7%
        6,475 AES Trust III, Convertible,
              6.750%, 10/15/2029                                             302,124
        8,000 CMS Energy Trust I, Convertible,
              7.750%, 7/15/2027                                              392,000
                                                                     ---------------
                                                                             694,124
                                                                     ---------------
              Packaging -- 0.6%
        6,500 Owens-Illinois, Inc., Convertible,
              4.750%,                                                        224,900
                                                                     ---------------
              Pipelines -- 1.9%
        9,500 El Paso Energy Capital Trust I, Convertible,
              4.750%, 3/31/2028                                              342,000
        4,000 Williams Holdings of Delaware, Convertible,
              5.500%, 6/01/2033                                              404,000
                                                                     ---------------
                                                                             746,000
                                                                     ---------------
              Technology -- 0.6%
          225 Lucent Technologies Capital Trust I, Convertible,
              7.750%, 3/15/2017(d)                                           225,084
                                                                     ---------------
              Wirelines -- 0.3%
        3,425 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible(d)                                                 128,677
                                                                     ---------------
              Total Preferred Stocks (Identified Cost $1,736,428)          2,018,785
                                                                     ---------------
   Shares
------------------------------------------------------------------------------------
Common Stocks -- 1.6%
              Investment Companies -- 0.1%
        2,175 High Income Opportunity Fund, Inc.                              13,485
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.(d)              39,923
                                                                     ---------------
                                                                              53,408
                                                                     ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

   Shares     Description                                                              Value (a)
----------------------------------------------------------------------------------------------------
              Metals & Mining -- 0.1%
          900 Companhia Vale do Rio Doce, ADR                                       $        43,677
                                                                                    ---------------
              Pharmaceuticals -- 1.4%
        8,800 Bristol-Myers Squibb Co.                                                      216,568
        6,875 Merck & Co., Inc.                                                             242,206
        1,717 Teva Pharmaceutical Industries, Ltd., Sponsored ADR                            70,706
                                                                                    ---------------
                                                                                            529,480
                                                                                    ---------------
              Total Common Stocks (Identified Cost $452,996)                                626,565
                                                                                    ---------------
   Shares/
  Principal
   Amount+
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.6%
    5,449,209 State Street Navigator Securities Lending Prime Portfolio(g)          $     5,449,209
$   1,500,778 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/2006 at 2.95% to be repurchased at
              $1,501,147 on 4/03/2006, collateralized by $1,110,000 U.S.
              Treasury Bond, 8.75% due 8/15/2020 valued at $1,533,546                     1,500,778
                                                                                    ---------------
              Total Short-Term Investments (Identified Cost $6,949,987)                   6,949,987
                                                                                    ---------------
              Total Investments -- 113.9%
              (Identified Cost $41,766,666)(b)                                           45,061,597
              Other assets less liabilities--(13.9)%                                     (5,491,752)
                                                                                    ---------------
              Net Assets -- 100%                                                    $    39,569,845
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales, return of capital included in dividends received from the Fund's investments in
              REIT's and interest adjustments on defaulted bonds. Amortization of premium on debt securities is excluded for tax purposes.): At
              March 31, 2006, the net unrealized appreciation on investments based on cost of $41,771,523 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value of tax cost                               3,919,544
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                              (629,470)
                                                                                    ---------------
              Net unrealized appreciation                                           $     3,290,074
                                                                                    ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d) All or a portion of this security was on loan to brokers at March 31,
              2006.
          (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
          (f) Illiquid security. At March 31, 2006, the value of this security amounted to $269,560 or 0.7% of net assets.
          (g) Represents investment of securities lending collateral.
          (h) Issuer filed petition under Chapter 11 of the Federal Bankruptcy
              Code.
          (i) Security is in default of principal and/or interest payments.
            + Principal amount is in U.S. dollars unless otherwise noted.

ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
    MTN Medium Term Note
   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,497,481 or
        11.4% of net assets.
    ARS Argentine Peso
    BRL Brazilian Real
    GBP British Pound
    IDR Indonesian Rupiah
    MXN Mexican Peso
    NZD New Zealand Dollar
    THB Thailand Baht

Holdings at March 31, 2006 as a Percentage of Net Assets

                        Pharmaceuticals           11.0%
                        Automotive                 9.7
                        Technology                 9.6
                        Sovereigns                 7.0
                        Wirelines                  6.8
                        Paper                      5.5
                        Supranational              4.5
                        Media Cable                4.5
                        Transportation Services    4.1
                        Pipelines                  4.1
                        Banking                    3.5
                        Chemicals                  3.0
                        Airlines                   2.6
                        Supermarkets               2.5
                        Home Construction          2.4
                        Electric                   2.3
                        Retailers                  2.0
                        Others, less than 2% each 11.2

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                                           Value (a)
------------------------------------------------------------------------------------------------
Bonds and Notes -- 99.6% of Net Assets
              Asset-Backed Securities -- 6.1%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                  $       996,472
    2,200,000 Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
              5.549%, 4/25/2036                                                        2,197,250
      922,369 Residential Asset Mortgage Products, Inc., Series 2003-RZ5,
              Class A3,
              3.800%, 7/25/2030                                                          917,569
    1,195,535 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A3,
              3.810%, 8/25/2017                                                        1,184,353
    1,303,405 Residential Funding Mortgage Securities II, Series 2003-HI4,
              Class A14,
              4.590%, 4/25/2018                                                        1,297,449
      670,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4,
              4.630%, 1/25/2020                                                          659,661
      660,000 Residential Funding Mortgage Securities II, Series 2005-HI3,
              Class A4,
              5.490%, 9/25/2035                                                          643,824
      853,476 Residential Funding Mortgage Securities II, Inc., Series 2002-HI5,
              Class A7, 5.700%, 1/25/2028                                                857,919
                                                                                 ---------------
                                                                                       8,754,497
                                                                                 ---------------
              Government Agencies -- 7.3%
    2,935,000 Federal Farm Credit Bank,
              2.375%, 10/02/2006                                                       2,895,650
    4,200,000 Federal Home Loan Bank,
              3.625%, 11/14/2008(c)                                                    4,052,983
    3,000,000 FNMA,
              5.500%, 5/02/2006                                                        3,000,951
      600,000 FNMA,
              6.625%, 9/15/2009                                                          627,673
                                                                                 ---------------
                                                                                      10,577,257
                                                                                 ---------------
              Mortgage Related -- 57.2%
      922,360 FHLMC,
              4.500%, 5/01/2034                                                          852,958
   11,663,732 FHLMC,
              5.000%, with various maturities to 2035(d)                              11,273,012
    3,050,522 FHLMC,
              5.500%, 12/01/2034                                                       2,982,959
      278,799 FHLMC,
              6.000%, 11/01/2019                                                         282,108
   15,642,759 FHLMC,
              6.500%, with various maturities to 2034(d)                              15,963,231
      371,406 FHLMC,
              7.000%, 2/01/2016                                                          381,937
       67,072 FHLMC,
              7.500%, with various maturities to 2026(d)                                  69,866
       51,414 FHLMC,
              8.000%, with various maturities to 2015(d)                                  53,677
        7,169 FHLMC,
              10.000%, 7/01/2019                                                           7,852
      392,444 FHLMC,
              11.500%, with various maturities to 2020(d)                                424,805
   16,856,540 FNMA,
              4.000%, with various maturities to 2019(d)                              15,794,101
    3,217,707 FNMA,
              4.500%, with various maturities to 2035(d)                               3,016,083

  Principal
   Amount     Description                                             Value (a)
-------------------------------------------------------------------------------------
              Mortgage Related -- continued
$   8,565,078 FNMA,
              5.000%, with various maturities to 2035(d)           $     8,156,085
    4,852,018 FNMA,
              5.500%, with various maturities to 2034(d)                 4,760,594
    5,862,756 FNMA,
              6.000%, with various maturities to 2034(d)                 5,922,166
    9,053,448 FNMA,
              6.500%, with various maturities to 2034(d)                 9,241,967
      401,393 FNMA,
              7.000%, 12/01/2022                                           417,351
      943,256 FNMA,
              7.500%, with various maturities to 2032(d)                   986,012
      158,177 FNMA,
              8.000%, with various maturities to 2016(d)                   167,988
      183,021 GNMA,
              6.000%, 12/15/2031                                           185,307
      729,259 GNMA,
              6.500%, 5/15/2031                                            756,659
      669,953 GNMA,
              7.000%, with various maturities to 2029(d)                   698,668
       40,478 GNMA,
              9.000%, with various maturities to 2009(d)                    41,665
       13,529 GNMA,
              9.500%, 8/15/2009                                             14,179
          609 GNMA,
              10.000%, 9/15/2016                                               670
       11,654 GNMA,
              12.500%, with various maturities to 2015(d)                   12,898
      187,345 GNMA,
              16.000%, with various maturities to 2012(d)                  213,441
       78,770 GNMA,
              17.000%, with various maturities to 2011(d)                   91,081
                                                                   ---------------
                                                                        82,769,320
                                                                   ---------------
              Treasuries -- 29.0%
    5,155,000 U.S. Treasury Bond,
              7.250%, 5/15/2016(c)                                       6,096,592
    3,830,000 U.S. Treasury Note,
              2.375%, 8/15/2006(c)                                       3,796,637
    1,290,000 U.S. Treasury Note,
              2.500%, 10/31/2006(c)                                      1,272,817
    3,200,000 U.S. Treasury Note,
              2.750%, 7/31/2006(c)                                       3,179,626
    8,095,000 U.S. Treasury Note,
              3.000%, 12/31/2006(c)                                      7,984,009
    1,000,000 U.S. Treasury Note,
              3.125%, 10/15/2008(c)                                        959,766
   12,765,000 U.S. Treasury Note,
              3.375%, 2/28/2007(c)                                      12,595,468
    1,930,000 U.S. Treasury Note,
              6.125%, 8/15/2007(c)                                       1,961,664
      750,000 U.S. Treasury Note,
              6.625%, 5/15/2007                                            764,062
    4,000,000 U.S. Treasury STRIPS, Zero Coupon,
              11/15/2009                                                 3,350,160
                                                                   ---------------
                                                                        41,960,801
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $146,745,510)     144,061,875
                                                                   ---------------

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2006 (unaudited)

   Shares/
  Principal
   Amount     Description                                                              Value (a)
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 26.3%
   37,732,576 State Street Navigator Securities Lending Prime Portfolio(e)          $    37,732,576
$     297,608 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 03/31/2006 at 2.950% to be repurchased at
              $297,681 on 04/03/2006, collateralized by $325,000 U.S.
              Treasury Note, 3.625% due 05/15/2013 valued at $305,153                       297,608
                                                                                    ---------------
              Total Short-Term Investments (Identified Cost $38,030,184)                 38,030,184
                                                                                    ---------------
              Total Investments -- 125.9%
              (Identified Cost $184,775,694)(b)                                         182,092,059
              Other assets less liabilities -- (25.9)%                                  (37,491,952)
                                                                                    ---------------
              Net Assets -- 100%                                                    $   144,600,107
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.): At
              March 31, 2006, the net unrealized depreciation on investments based on cost of $185,149,002 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value of tax cost                                 247,596
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (3,304,539)
                                                                                    ---------------
              Net unrealized depreciation                                           $    (3,056,943)
                                                                                    ===============
          (c) All or a portion of this security was on loan to brokers at March 31,
              2006.
          (d) The Fund's investment in mortgage related securities of the
              Federal Home Loan Mortgage Corporation, Federal National
              Mortgage Association and Government National Mortgage
              Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of
              presentation in the Portfolio of Investments.
          (e) Represents investment of securities lending collateral.
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
       STRIPS Separate Trading of Registered Interest and Principal of Securities

Holdings at March 31, 2006 as a Percentage of Net Assets

                         Mortgage Related        57.2%
                         Treasuries              29.0
                         Government Agencies      7.3
                         Asset-Backed Securities  6.1

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                      Value (a)
---------------------------------------------------------------------------
Tax Exempt Obligations -- 97.5% of Net Assets
              Highlands County, FL, Health Facilities Authority -- 1.4%
$   1,000,000 Adventis Health System,
              5.875%, 11/15/2029                            $     1,070,440
                                                            ---------------
              Martha's Vineyard, MA -- 1.4%
    1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032 (AMBAC insured)                   1,031,800
                                                            ---------------
              Massachusetts -- 6.2%
    4,000,000 State Refunding Series A,
              6.500%, 11/01/2014 (AMBAC insured)                  4,706,840
                                                            ---------------
              Massachusetts Bay Transportation Authority -- 4.4%
    2,500,000 Series A,
              5.000%, 7/01/2032                                   2,657,950
      630,000 Series A, Unrefunded,
              5.250%, 7/01/2030                                     657,638
                                                            ---------------
                                                                  3,315,588
                                                            ---------------
              Massachusetts Development Finance Agency -- 17.2%
    2,000,000 Cambridge Street Development Series A,
              5.125%, 2/01/2034 (MBIA insured)                    2,074,680
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                  1,055,540
    4,000,000 Mount Holyoke College,
              5.250%, 7/01/2031                                   4,201,160
    2,800,000 Refunding Springfield Resource Recovery-A,
              5.625%, 6/01/2019                                   2,921,072
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                   1,294,590
    1,500,000 WGBH Educational Foundation Series A,
              5.375%, 1/01/2042 (AMBAC insured)                   1,578,015
                                                            ---------------
                                                                 13,125,057
                                                            ---------------
              Massachusetts Health & Educational Facilities
              Authority -- 34.4%
    1,160,000 Baystate Medical Center Series F,
              5.700%, 7/01/2027                                   1,213,070
    2,000,000 Boston University,
              5.000%, 10/01/2039                                  2,054,280
    2,200,000 Catholic Health East,
              5.500%, 11/15/2032                                  2,300,166
    3,000,000 Harvard University Series N,
              6.250%, 4/01/2020                                   3,663,480
    2,845,000 Nichols College Series C,
              6.000%, 10/01/2017                                  2,988,416
    2,000,000 Partners Healthcare Systems Series B,
              5.250%, 7/01/2029                                   2,078,480
    2,500,000 Partners Healthcare Systems Series C,
              5.750%, 7/01/2021                                   2,726,325
    1,500,000 Tufts University Series I,
              5.250%, 2/15/2030                                   1,571,880
    1,000,000 University of Massachusetts Project Series C,
              5.250%, 10/01/2031 (MBIA insured)                   1,058,510
    2,000,000 University of Massachusetts Series C,
              5.125%, 10/01/2034 (FGIC insured)                   2,082,220
    2,000,000 Wellesley College Series F,
              5.125%, 7/01/2039                                   2,057,500
    1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                   1,374,491

  Principal
   Amount     Description                                                   Value (a)
----------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                          $     1,086,835
                                                                         ---------------
                                                                              26,255,653
                                                                         ---------------
              Massachusetts Housing Finance Agency -- 0.5%
      395,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                                  395,328
                                                                         ---------------
              Massachusetts Port Authority -- 4.0%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019 (AMBAC insured)                                1,818,670
    1,200,000 Series A,
              5.000%, 7/01/2033 (MBIA insured)                                 1,228,440
                                                                         ---------------
                                                                               3,047,110
                                                                         ---------------
              Massachusetts Water Resources Authority -- 6.5%
    1,000,000 General Series A,
              5.250%, 8/01/2020 (MBIA insured)                                 1,088,130
    3,240,000 Series A,
              6.500%, 7/15/2019 (FGIC insured)                                 3,850,837
                                                                         ---------------
                                                                               4,938,967
                                                                         ---------------
              Michigan Hospital Finance Authority -- 2.1%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                               1,600,260
                                                                         ---------------
              New England Education Loan Marketing -- 4.1%
    3,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                               3,136,350
                                                                         ---------------
              New Jersey Economic Development Authority -- 2.2%
    1,610,000 Series A,
              5.625%, 6/15/2018                                                1,684,173
                                                                         ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.4%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                                3,382,230
                                                                         ---------------
              Puerto Rico Public Finance Corp. -- 4.2%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(c)                                             3,224,940
                                                                         ---------------
              Tennessee Housing Development Agency -- 1.4%
    1,000,000 Series A, 5.200%, 7/01/2023                                      1,034,340
                                                                         ---------------
              University of Massachusetts Building Authority -- 3.1%
    2,200,000 SR - Series 1,
              5.250%, 11/01/2028 (AMBAC insured)                               2,341,108
                                                                         ---------------
              Total Tax Exempt Obligations (Identified Cost $70,758,694)      74,290,184
                                                                         ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.2%
$     948,123 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/2006 at 2.95% to be repurchased at
              $948,356 on 4/03/2006, collateralized by $1,030,000 U.S.
              Treasury Bond, 3.625% due 5/15/2013 valued at $967,099
              (Identified Cost $948,123)                                          $       948,123
                                                                                  ---------------
              Total Investments -- 98.7%
              (Identified Cost $71,706,817)(b)                                         75,238,307
              Other assets less liabilities -- 1.3%                                       961,687
                                                                                  ---------------
              Net Assets -- 100%                                                  $    76,199,994
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2006, the net unrealized depreciation on investments based on cost of $71,706,421 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value of tax cost                             3,638,951
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (107,065)
                                                                                  ---------------
              Net unrealized appreciation                                         $     3,531,886
                                                                                  ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

Holdings at March 31, 2006 as a Percentage of Net Assets

                    Colleges & Universities            32.1%
                    Water & Sewerage                   10.9
                    Hospital                           10.9
                    State General Obligation           10.4
                    Pre-Refunded                        8.6
                    Student Loan                        4.1
                    Airport                             4.0
                    Resource Recovery                   3.9
                    Hospital-Obligated Group            3.5
                    Redevelopment Agency/Urban Renewal  2.7
                    Special Tax                         2.2
                    Others, less than 2% each           4.2

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                                              Value (a)
------------------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.9% of Net Assets
              California -- 7.8%
$   1,000,000 California Health Facilities Financing Authority, Multiple Obligors,
              4.950%, 7/01/2026                                                     $     1,032,710
    1,000,000 California Health Facilities Financing Authority
              (Cedar-Sinai Medical Center),
              5.000%, 11/15/2027                                                          1,019,840
    2,000,000 California State,
              5.125%, 6/01/2027                                                           2,060,540
    1,000,000 California State Public Works Board (Coalinga State Hospital),
              5.000%, 6/01/2010                                                           1,044,110
    2,655,000 California Statewide Communities Development Authority,
              5.250%, 7/01/2023                                                           2,832,407
                                                                                    ---------------
                                                                                          7,989,607
                                                                                    ---------------
              Colorado -- 2.4%
    2,500,000 Colorado Health Facilities Authority,
              5.000%, 12/01/2035                                                          2,420,600
                                                                                    ---------------
              District of Columbia -- 3.0%
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029 (FGIC insured)                                           3,098,820
                                                                                    ---------------
              Florida -- 3.0%
    3,000,000 Highlands County, FL, Health Facilities Authority, Multiple Obligors,
              5.375%, 11/15/2035                                                          3,102,930
                                                                                    ---------------
              Guam -- 1.0%
    1,000,000 Guam Government Waterworks Authority,
              5.875%, 7/01/2035                                                           1,044,190
                                                                                    ---------------
              Illinois -- 4.0%
    1,910,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                           1,965,944
    2,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042 (MBIA insured)                                            2,103,740
                                                                                    ---------------
                                                                                          4,069,684
                                                                                    ---------------
              Indiana -- 1.0%
    1,000,000 Indiana Health & Educational Facilities Financing Authority,
              5.000%, 2/15/2039                                                             991,960
                                                                                    ---------------
              Louisiana -- 4.8%
    4,000,000 Desoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                          3,952,080
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033                                                           1,020,090
                                                                                    ---------------
                                                                                          4,972,170
                                                                                    ---------------
              Massachusetts -- 2.5%
    1,500,000 Massachusetts State,
              5.000%, 3/01/2019                                                           1,579,215
    1,045,000 Massachusetts State Health & Educational Facilities Authority
              (Lahey Clinic Medical Center),
              4.500%, 8/15/2035 (FGIC insured)                                            1,003,806
                                                                                    ---------------
                                                                                          2,583,021
                                                                                    ---------------
              Michigan -- 7.2%
    2,850,000 Michigan State Hospital Finance Authority, Henry Ford Health
              System,
              5.500%, 3/01/2014                                                           3,041,805
    1,100,000 Michigan State Hospital Finance Authority, Oakwood Obligated
              Group,
              5.500%, 11/01/2014                                                          1,177,165
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025 (MBIA insured)                                            1,044,450

  Principal
   Amount     Description                                                        Value (a)
------------------------------------------------------------------------------------------------
              Michigan -- continued
$   2,000,000 University of Michigan,
              5.250%, 12/01/2020                                              $     2,106,480
                                                                              ---------------
                                                                                    7,369,900
                                                                              ---------------
              Minnesota -- 3.1%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                    1,058,990
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                    2,110,640
                                                                              ---------------
                                                                                    3,169,630
                                                                              ---------------
              Mississippi -- 5.2%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                     2,356,640
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                     2,972,975
                                                                              ---------------
                                                                                    5,329,615
                                                                              ---------------
              New Jersey -- 3.0%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                     1,043,420
    1,000,000 New Jersey Economic Development Authority, Series A,
              5.625%, 6/15/2018                                                     1,046,070
    1,000,000 New Jersey Health Care Facilities Financing Authority, Catholic
              Health East,
              5.375%, 11/15/2033                                                    1,041,380
                                                                              ---------------
                                                                                    3,130,870
                                                                              ---------------
              New York -- 18.7%
    1,000,000 New York State Dormitory Authority, Rockefeller University,
              5.000%, 7/01/2032                                                     1,033,460
    3,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                     3,240,690
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                     2,967,365
    1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                                     1,071,680
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                     3,171,870
    1,000,000 New York, NY,
              4.250%, 5/15/2019                                                       986,120
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                     1,136,148
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020                                                     1,456,112
    1,000,000 New York, NY, City Industrial Development Agency,
              5.500%, 1/01/2024                                                     1,050,690
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025                                                     2,092,900
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034                                                     1,046,040
                                                                              ---------------
                                                                                   19,253,075
                                                                              ---------------
              North Carolina -- 1.3%
    1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                                     1,389,401
                                                                              ---------------
              Oregon -- 5.7%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority,
              Providence Health System,
              5.250%, 10/01/2012                                                    1,871,870
    4,000,000 Western Generation Agency,
              7.400%, 1/01/2016(c)                                                  4,015,600
                                                                              ---------------
                                                                                    5,887,470
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                                     Value (a)
------------------------------------------------------------------------------------------
              Pennsylvania -- 4.2%
$   4,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019 (AMBAC insured)                            $     4,368,640
                                                                           ---------------
              Puerto Rico -- 3.1%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                 1,069,900
    2,000,000 Puerto Rico Public Finance Corp., Commonwealth Appropriation
              Series A,
              5.750%, 8/01/2027(d)                                               2,149,960
                                                                           ---------------
                                                                                 3,219,860
                                                                           ---------------
              South Carolina -- 5.1%
    1,100,000 Charleston Educational Excellence Finance Corp.,
              5.250%, 12/01/2030                                                 1,151,678
    3,000,000 Greenville County, SC, School District,
              5.500%, 12/01/2028                                                 3,256,080
      800,000 Newberry Investing in Children's Education
              (Newberry County School District),
              5.250%, 12/01/2022                                                   821,280
                                                                           ---------------
                                                                                 5,229,038
                                                                           ---------------
              South Dakota -- 1.3%
    1,250,000 South Dakota Health & Educational Facilities Authority,
              Sioux Valley Hospital,
              5.250%, 11/01/2027                                                 1,292,650
                                                                           ---------------
              Tennessee -- 2.3%
      795,000 Tennessee Housing Development Agency, Homeownership
              Program,
              5.150%, 7/01/2022                                                    815,320
    1,500,000 Tennessee Housing Development Agency, Series A,
              5.200%, 7/01/2023                                                  1,551,510
                                                                           ---------------
                                                                                 2,366,830
                                                                           ---------------
              Texas -- 6.1%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033 (MBIA insured)                                  2,111,300
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                  1,052,340
    3,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                  3,146,100
                                                                           ---------------
                                                                                 6,309,740
                                                                           ---------------
              Washington -- 2.1%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1,
              5.500%, 7/01/2014                                                  2,193,960
                                                                           ---------------
              Total Tax Exempt Obligations (Identified Cost $97,990,770)       100,783,661
                                                                           ---------------
  Principal
   Amount
------------------------------------------------------------------------------------------
Short-Term Investment -- 1.1%
$   1,064,179 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/2006 at 2.95% to be repurchased at
              $1,064,441 on 4/03/2006, collateralized by $1,105,000 U.S.
              Treasury Note, 4.00% due 6/15/2009 valued at $1,090,246
              (Identified Cost $1,064,179)                                       1,064,179
                                                                           ---------------
              Total Investments -- 99.0% (Identified Cost $99,054,949)(b)      101,847,840
              Other assets less liabilities -- 1.0%                              1,063,315
                                                                           ---------------
              Net Assets -- 100%                                           $   102,911,155
                                                                           ===============

  (a) See Note 2a of Notes to Financial Statements.
  (b) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
      At March 31, 2006, the net unrealized appreciation on investments based on cost of $98,704,033 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of value of tax cost                                                      $3,620,239
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value                                                      (476,432)
                                                                                       ----------
      Net unrealized appreciation                                                      $3,143,807
                                                                                       ==========
  (c) Illiquid security. At March 31, 2006, the value of this secuity amounted to
      $4,015,600 or 3.9% of net assets.
  (d) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
AMBAC American Municipal Bond Assurance Corporation
 FGIC Financial Guarantee Insurance Company
 MBIA Municipal Bond Investors Assurance Corporation

Holdings at March 31, 2006 as a Percentage of Net Assets

              Corporate Backed/Industrial Revenue/Pollution
               Control                                      13.3%
              Hospital-Obligated Group                       9.2
              Colleges & Universities                        8.9
              Electric                                       6.6
              Special Tax                                    6.1
              State General Obligation                       5.6
              Hospital                                       5.5
              Airport                                        5.1
              School District                                4.1
              Water & Sewerage                               4.1
              Bond Bank/Pooled Loan Program                  4.0
              Resource Recovery                              3.9
              Pre-Refunded                                   3.0
              Hospital System Bonds                          3.0
              Lease                                          2.9
              Non-Profit                                     2.7
              Senior Living                                  2.3
              Single-Family                                  2.3
              City & Town                                    2.1
              Others, less than 2% each                      3.2

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                              Value (a)
-----------------------------------------------------------------------------------
Bonds and Notes -- 88.1% of Net Assets
Convertible Bonds -- 7.3%
              Canada -- 0.4%
$   7,234,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008(e)                                  $     6,827,087
    5,300,000 Province of Saskatchewan,
              6.000%, 6/01/2006, (CAD)                                    4,553,185
                                                                    ---------------
                                                                         11,380,272
                                                                    ---------------
              Ireland -- 0.1%
    2,045,000 Elan Capital Corp., Ltd.,
              6.500%, 11/10/2008                                          4,197,363
                                                                    ---------------
              United Kingdom -- 0.2%
    3,270,000 Colt Telecom Group PLC,
              2.000%, 4/03/2007, (EUR)                                    5,052,503
                                                                    ---------------
              United States -- 6.6%
    4,529,000 Amkor Technology, Inc.,
              5.000%, 3/15/2007(e)                                        4,421,436
    3,035,000 AMR Corp., Senior Note,
              4.500%, 2/15/2024                                           4,249,000
   32,815,000 Bristol-Myers Squibb Co.,
              4.410%, 9/15/2023(e)(f)                                    32,773,981
      200,000 Builders Transport, Inc., Subordinated Note,
              6.500%, 5/01/2011(d)(i)(k)(l)                                      --
    1,000,000 Builders Transport, Inc., Subordinated Note,
              8.000%, 8/15/2005(d)(i)(k)(l)                                      --
    7,270,000 Chiron Corp.,
              1.625%, 8/01/2033                                           7,079,162
      750,000 Ciena Corp.,
              3.750%, 2/01/2008                                             708,750
    3,120,000 Continental Airlines, Inc.,
              5.000%, 6/15/2023                                           4,824,300
      176,000 Dixie Group, Inc., Subordinated Note,
              7.000%, 5/15/2012                                             161,920
   12,478,000 Enzon, Inc.,
              4.500%, 7/01/2008                                          11,620,137
    5,111,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                           3,283,818
    2,095,000 Human Genome Sciences Inc,
              2.250%, 8/15/2012                                           1,806,938
    3,820,000 Incyte Corp.,
              3.500%, 2/15/2011                                           3,122,850
    4,865,000 Inhale Therapeutic Systems, Inc., Subordinated Note,
              3.500%, 10/17/2007                                          4,749,456
    1,380,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                           1,200,600
    2,360,000 IVAX Corp., Senior Subordinated Note,
              4.500%, 5/15/2008                                           2,389,500
    5,105,000 Kellwood Co.,
              3.500%, 6/15/2034                                           4,479,638
    5,810,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              0.500%, 11/30/2008                                          4,982,075
      860,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              1.000%, 6/30/2010                                             797,650
    7,330,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009(e)                                        6,212,175
    1,085,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(e)                                          861,219
    2,335,000 Liberty Media Corp.,
              3.500%, 1/15/2031                                           2,358,350

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              United States -- continued
$   2,955,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(d)                                      $     2,718,600
      625,000 Nextel Communications, Inc., Senior Note,
              5.250%, 1/15/2010                                                 625,000
      500,000 Preston Corp., Subordinated Note,
              7.000%, 5/01/2011                                                 463,750
   19,685,000 Regeneron Pharmaceuticals, Inc., Subordinated Note,
              5.500%, 10/17/2008                                             19,242,087
      311,000 Richardson Electronics, Ltd., 144A,
              7.750%, 12/15/2011                                                286,120
    1,950,000 SCI Systems, Inc., Subordinated Note,
              3.000%, 3/15/2007                                               1,886,625
    5,756,000 Sinclair Broadcast Group, Inc.,
              4.875%, 7/15/2018                                               5,058,085
   19,005,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010(e)                                           16,510,594
   19,305,000 Valeant Pharmaceuticals International, Subordinated Note,
              4.000%, 11/15/2013(e)                                          16,505,775
    5,225,000 Vertex Pharmaceuticals, Inc., 144A,
              5.750%, 2/15/2011                                              12,899,219
   23,130,000 Wells Fargo & Co.,
              4.430%, 5/01/2033(e)(f)                                        22,991,220
                                                                        ---------------
                                                                            201,270,030
                                                                        ---------------
              Total Convertible Bonds (Identified Cost $204,170,257)        221,900,168
                                                                        ---------------
Non-Convertible Bonds -- 80.8%
              Argentina -- 0.9%
    2,405,000 Pecom Energia SA, 144A,
              8.125%, 7/15/2010                                               2,489,175
   40,415,000 Republic of Argentina,
              2.000%, 9/30/2014, (ARS)(f)                                    13,526,318
    3,603,541 Republic of Argentina,
              1.000%, 12/15/2035                                                333,328
   11,875,000 Republic of Argentina,
              4.889%, 8/03/2012(f)                                            9,707,813
    1,322,506 Republic of Argentina,
              8.280%, 12/31/2033(h)                                           1,299,362
                                                                        ---------------
                                                                             27,355,996
                                                                        ---------------
              Australia -- 0.0%
    1,000,000 General Motors Acceptance Corp. of Australia, Ltd.,
              6.500%, 8/10/2007, (AUD)                                          684,534
                                                                        ---------------
              Brazil -- 1.2%
   19,735,000 Republic of Brazil,
              12.500%, 1/05/2016, (BRL)                                       9,210,882
   17,907,000 Republic of Brazil,
              8.250%, 1/20/2034(e)                                           19,733,514
    6,000,000 Republic of Brazil,
              8.875%, 4/15/2024(e)                                            6,936,000
                                                                        ---------------
                                                                             35,880,396
                                                                        ---------------
              Canada -- 20.8%
    6,605,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028(e)                                            5,482,150
      750,000 Avenor Inc,
              10.850%, 11/30/2014, (CAD)                                        701,289
    2,445,000 Bombardier, Inc.,
              7.350%, 12/22/2026                                              1,889,466
    6,700,000 Bombardier, Inc., 144A,
              7.450%, 5/01/2034                                               6,013,250

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+    Description                                                           Value (a)
------------------------------------------------------------------------------------------------
              Canada -- continued
$   2,800,000 Calpine Canada Energy Finance ULC,
              8.750%, 10/15/2007, (CAD)(i)(k)                                    $     1,294,687
  361,535,000 Canadian Government,
              2.750%, 12/01/2007, (CAD)                                              303,381,684
   70,540,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)                                                60,691,520
  111,010,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)                                                95,690,934
   24,200,000 Canadian Government,
              6.000%, 6/01/2008                                                       21,573,507
    3,100,000 General Electric Capital Corp.,
              6.125%, 5/17/2012, (GBP)                                                 5,712,530
      335,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010, (GBP)                                                  529,413
      945,000 GMAC Canada, Ltd.,
              7.750%, 9/26/2008, (NZD)                                                   533,891
    6,840,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                        6,258,600
    9,550,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                                       9,311,250
    5,600,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                        5,404,000
    5,990,000 Province of British Columbia,
              5.250%, 12/01/2006, (CAD)                                                5,168,269
   29,235,000 Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                                26,018,487
   13,000,000 Province of Manitoba,
              4.450%, 12/01/2008                                                      11,219,951
    6,685,000 Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                                 5,916,985
    1,525,000 Province of Ontario,
              3.500%, 9/08/2006, (CAD)                                                 1,302,789
   40,020,000 Province of Ontario,
              5.700%, 12/01/2008, (CAD)                                               35,579,197
   18,470,000 Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                                                16,267,075
    8,500,000 Rogers Wireless Communications, Inc., Senior Note,
              7.625%, 12/15/2011, (CAD)                                                7,833,669
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note,
              6.375%, 3/01/2014                                                        2,518,687
                                                                                 ---------------
                                                                                     636,293,280
                                                                                 ---------------
              Cayman Islands -- 0.2%
    1,000,000 Enersis SA, Cayman Island,
              7.400%, 12/01/2016                                                       1,052,424
    3,905,000 Vale Overseas, Ltd.,
              8.250%, 1/17/2034                                                        4,480,987
                                                                                 ---------------
                                                                                       5,533,411
                                                                                 ---------------
              Chile -- 0.4%
    4,875,000 Empresa Nacional de Electricidad SA, Chile,
              7.875%, 2/01/2027                                                        5,252,959
      250,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013(e)                                                       276,695
    1,700,000 Empresa Nacional de Electricidad SA, Chile,
              8.625%, 8/01/2015                                                        1,938,877
    4,525,000 Enersis SA, Chile,
              7.375%, 1/15/2014(e)                                                     4,734,462
                                                                                 ---------------
                                                                                      12,202,993
                                                                                 ---------------

   Principal
    Amount+     Description                                               Value (a)
--------------------------------------------------------------------------------------
                Ireland -- 0.9%
$    28,590,000 Elan Finance Corp., Senior Note,
                7.750%, 11/15/2011                                     $    27,089,025
                                                                       ---------------
                Mexico -- 3.1%
    597,900,000 United Mexican States,
                8.000%, 12/07/2023, (MXN)                                   51,423,218
    473,800,000 United Mexican States,
                9.000%, 12/20/2012, (MXN)                                   44,864,431
                                                                       ---------------
                                                                            96,287,649
                                                                       ---------------
                Netherlands -- 0.0%
      1,330,000 GMAC International Finance BV,
                8.000%, 3/14/2007, (NZD)                                       804,830
                                                                       ---------------
                Norway -- 0.2%
     10,000,000 Kingdom of Norway,
                5.500%, 5/15/2009, (NOK)                                     1,609,613
     22,740,000 Kingdom of Norway,
                6.750%, 1/15/2007, (NOK)                                     3,570,551
                                                                       ---------------
                                                                             5,180,164
                                                                       ---------------
                Philippines -- 0.2%
      3,700,000 Philippine Long Distance Telephone Co., (MTN),
                8.350%, 3/06/2017                                            4,037,625
      1,820,813 Quezon Power (Philippines), Ltd., Senior Secured Note,
                8.860%, 6/15/2017                                            1,811,708
                                                                       ---------------
                                                                             5,849,333
                                                                       ---------------
                Republic of Korea -- 0.4%
      5,470,000 Hanarotelecom, Inc., 144A,
                7.000%, 2/01/2012                                            5,398,589
      5,000,000 Hynix Semiconductor, Inc., 144A,
                9.875%, 7/01/2012                                            5,500,000
        300,000 Samsung Electronics Co., Ltd., 144A,
                7.700%, 10/01/2027                                             314,855
                                                                       ---------------
                                                                            11,213,444
                                                                       ---------------
                Singapore -- 0.0%
      1,050,000 SP PowerAssets, Ltd., Series E (MTN),
                3.730%, 10/22/2010, (SGD)                                      647,466
                                                                       ---------------
                South Africa -- 0.1%
     11,405,000 Republic of South Africa,
                12.500%, 12/21/2006, (ZAR)                                   1,918,830
                                                                       ---------------
                Supranational -- 2.7%
     15,543,570 European Investment Bank, 144A,
                Zero Coupon, 9/12/2008, (BRL)                                5,089,169
    128,250,000 European Investment Bank, Senior Note,
                Zero Coupon, 3/10/2021, (AUD)                               40,103,058
     24,450,000 Inter-American Development Bank,
                6.000%, 12/15/2017, (NZD)                                   14,805,544
     80,000,000 Inter-American Development Bank, Series E, (MTN),
                Zero Coupon, 5/11/2009, (BRL)                               23,844,732
                                                                       ---------------
                                                                            83,842,503
                                                                       ---------------
                Sweden -- 0.9%
    207,265,000 Kingdom of Sweden,
                6.500%, 5/05/2008, (SEK)                                    28,495,777
                                                                       ---------------
                United Kingdom -- 0.4%
 72,717,436,000 JPMorgan Chase Bank, 144A,
                Zero Coupon, 10/21/2010, (IDR)                               5,104,081
      4,570,000 NTL Cable PLC,
                9.750%, 4/15/2014, (GBP)                                     8,336,909
                                                                       ---------------
                                                                            13,440,990
                                                                       ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

   Principal
    Amount+     Description                                          Value (a)
---------------------------------------------------------------------------------
                United States -- 47.3%
$     1,670,000 Abitibi-Consolidated, Inc.,
                7.400%, 4/01/2018                                 $     1,419,500
      5,565,000 AES Corp. (The),
                8.375%, 3/01/2011, (GBP)                                9,813,655
      4,020,000 AES Corp. (The), Senior Note,
                7.750%, 3/01/2014                                       4,221,000
      1,190,000 Affiliated Computer Services, Inc.,
                5.200%, 6/01/2015                                       1,084,399
      4,835,000 Albertson's, Inc.,
                7.750%, 6/15/2026                                       4,358,482
     26,706,000 Albertson's, Inc., Senior Note,
                7.450%, 8/01/2029                                      23,582,760
      4,895,000 Albertson's, Inc., Senior Note,
                8.000%, 5/01/2031(e)                                    4,556,560
      1,510,000 Albertson's, Inc., Senior Note,
                8.700%, 5/01/2030                                       1,472,768
      5,782,000 Albertson's, Inc., Series C, (MTN),
                6.625%, 6/01/2028                                       4,658,858
      1,750,000 Altria Group, Inc.,
                7.000%, 11/04/2013                                      1,881,446
        825,000 American Airlines, Inc., Series 1999-1, Class B,
                7.324%, 10/15/2009                                        801,489
      1,442,789 American Airlines, Inc., Series 93A6,
                8.040%, 9/16/2011                                       1,281,817
      9,853,000 American President Cos., Ltd., Senior Note,
                8.000%, 1/15/2024                                       9,779,102
      6,450,000 Amkor Technology, Inc., Senior Note,
                7.125%, 3/15/2011(e)                                    5,934,000
        475,000 Amkor Technology, Inc., Senior Note,
                7.750%, 5/15/2013                                         437,000
      1,525,000 Amkor Technology, Inc., Senior Subordinated Note,
                10.500%, 5/01/2009(e)                                   1,494,500
      8,000,000 ASIF Global Financing, 144A,
                2.380%, 2/26/2009, (SGD)                                4,764,403
     10,155,000 Astoria Depositor Corp., 144A,
                8.144%, 5/01/2021                                      10,662,750
      8,500,000 AT&T Inc,
                6.150%, 9/15/2034(e)                                    8,071,880
      7,098,951 Atlas Air, Inc., Series 1998-1, Class 1A,
                7.380%, 1/02/2018                                       7,169,941
     16,288,877 Atlas Air, Inc., Series 1998-1, Class 1B,
                7.680%, 1/02/2014                                      15,148,655
      3,394,653 Atlas Air, Inc., Series 1999-1, Class A1,
                7.200%, 1/02/2019                                       3,428,599
        402,328 Atlas Air, Inc., Series 1999-1, Class A2,
                6.880%, 7/02/2009                                         392,269
     12,740,207 Atlas Air, Inc., Series 1999-1, Class B,
                7.630%, 1/02/2015                                      11,466,186
      1,248,567 Atlas Air, Inc., Series 1999-1, Class C,
                8.770%, 1/02/2011                                         836,540
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B,
                9.057%, 1/02/2014                                       5,110,787
      6,465,000 Avnet, Inc.,
                6.000%, 9/01/2015                                       6,195,894
 17,310,000,000 Barclays Financial LLC, 144A,
                4.060%, 9/16/2010, (KRW)                               17,220,920
    529,000,000 Barclays Financial LLC, 144A,
                4.100%, 3/22/2010, (THB)                               12,738,184
  1,006,000,000 Barclays Financial LLC, 144A,
                4.160%, 2/22/2010, (THB)                               24,270,801

   Principal
    Amount+     Description                                             Value (a)
------------------------------------------------------------------------------------
                United States -- continued
$21,340,000,000 Barclays Financial LLC, 144A,
                4.460%, 9/23/2010, (KRW)                             $    21,577,209
    337,000,000 Barclays Financial LLC, 144A,
                5.500%, 11/01/2010, (THB)                                  8,489,366
        800,000 Bausch & Lomb, Inc.,
                7.125%, 8/01/2028                                            820,238
     12,475,000 BellSouth Corp,
                6.000%, 11/15/2034(e)                                     11,634,672
     16,911,000 Borden, Inc.,
                7.875%, 2/15/2023                                         13,993,852
      3,744,000 Borden, Inc.,
                8.375%, 4/15/2016                                          3,444,480
      6,532,000 Borden, Inc.,
                9.200%, 3/15/2021                                          5,944,120
      1,000,000 Bowater, Inc.,
                6.500%, 6/15/2013(e)                                         932,500
      3,560,000 Calpine Corp., Senior Note,
                8.625%, 8/15/2010(e)(i)(k)                                 1,424,000
      2,840,000 Centex Corp.,
                5.250%, 6/15/2015(e)                                       2,637,735
        355,000 Chesapeake Energy Corp.,
                6.500%, 8/15/2017                                            350,563
        425,000 Cincinnati Bell, Inc.,
                8.375%, 1/15/2014(e)                                         431,906
      2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN),
                5.500%, 12/01/2014, (GBP)                                  4,369,559
     18,650,000 Citibank NA, 144A,
                15.000%, 7/02/2010, (BRL)                                  9,396,532
      8,140,000 Columbia/HCA, Inc.,
                7.050%, 12/01/2027                                         7,424,999
        500,000 Columbia/HCA, Inc.,
                7.500%, 12/15/2023                                           485,557
      1,500,000 Columbia/HCA, Inc., (MTN),
                7.580%, 9/15/2025                                          1,452,312
     18,110,000 Comcast Corp.,
                5.650%, 6/15/2035                                         15,783,861
     23,175,000 Comcast Corp.,
                6.450%, 3/15/2037                                         22,299,031
     20,175,000 Comcast Corp.,
                6.500%, 11/15/2035                                        19,575,722
      3,910,660 Continental Airlines, Inc., Series 1997-4, Class 4B,
                6.900%, 1/02/2017                                          3,674,030
      1,400,905 Continental Airlines, Inc., Series 1998-1, Class 1B,
                6.748%, 3/15/2017                                          1,295,878
      7,256,251 Continental Airlines, Inc., Series 1999-1, Class B,
                6.795%, 8/02/2018                                          6,888,196
      2,947,997 Continental Airlines, Inc., Series 1999-1, Class C,
                6.954%, 8/02/2009                                          2,718,653
      3,851,193 Continental Airlines, Inc., Series 1999-2, Class B,
                7.566%, 3/15/2020                                          3,646,023
      2,380,627 Continental Airlines, Inc., Series 2001-1, Class B,
                7.373%, 12/15/2015                                         2,276,406
      8,042,067 Continental Airlines, Inc., Series 2002-2, Class B,
                8.307%, 4/02/2018                                          7,738,844
      6,225,000 Corning, Inc.,
                5.900%, 3/15/2014(e)                                       6,147,088
      6,220,000 Corning, Inc.,
                6.200%, 3/15/2016                                          6,219,708
        650,000 Corning, Inc.,
                6.750%, 9/15/2013                                            677,890

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+       Description                                   Value (a)
---------------------------------------------------------------------------
                 United States -- continued
$   1,000,000    Corning, Inc.,
                 6.850%, 3/01/2029(e)                       $     1,019,712
      400,000    CSC Holdings, Inc., Senior Note,
                 7.875%, 2/15/2018                                  400,500
      250,000    CSC Holdings, Inc., Series B, Senior Note,
                 8.125%, 7/15/2009                                  258,438
      250,000    CSC Holdings, Inc., Series B, Senior Note,
                 8.125%, 8/15/2009                                  258,125
    2,145,000    Cummins, Inc.,
                 7.125%, 3/01/2028                                2,187,900
      200,000    Delphi Automotive Systems Corp.,
                 6.550%, 6/15/2006(i)(k)                            123,000
    3,671,000    Delphi Automotive Systems Corp.,
                 7.125%, 5/01/2029(e)(i)(k)                       2,257,665
    7,285,000    Dillard's, Inc.,
                 6.625%, 1/15/2018(e)                             6,811,475
    3,050,000    Dillard's, Inc.,
                 7.000%, 12/01/2028(e)                            2,729,750
    1,600,000    Dillard's, Inc.,
                 7.130%, 8/01/2018                                1,528,000
    1,500,000    Dillard's, Inc.,
                 7.750%, 7/15/2026                                1,425,000
      425,000    Dillard's, Inc.,
                 7.875%, 1/01/2023                                  411,188
    2,570,000    DR Horton Inc, Senior Note,
                 5.250%, 2/15/2015(e)                             2,342,686
    7,395,000    Dynegy Holdings Inc, 144A,
                 8.375%, 5/01/2016                                7,358,025
      900,000    Dynegy Holdings, Inc.,
                 7.125%, 5/15/2018                                  823,500
    3,705,000    Edison Mission Energy Corp., Senior Note,
                 7.730%, 6/15/2009                                3,797,625
      260,000    El Paso CGP, Co., 144A,
                 6.375%, 2/01/2009                                  257,075
   14,350,000    El Paso CGP, Co., 144A,
                 6.950%, 6/01/2028                               13,560,750
    1,965,000    El Paso Corp.,
                 7.000%, 5/15/2011(e)                             1,972,369
      925,000    El Paso Corp., 144A,
                 7.750%, 6/15/2010                                  953,906
      750,000    El Paso Corp., Senior Note, (MTN),
                 7.800%, 8/01/2031(e)                               753,750
    1,600,000    El Paso Energy Corp.,
                 6.750%, 5/15/2009(e)                             1,596,000
    1,000,000    El Paso Energy Corp., (MTN),
                 7.750%, 1/15/2032(e)                             1,007,500
    5,000,000    FHLMC,
                 3.220%, 6/20/2007, (SGD)                         3,079,704
   29,200,000    FNMA,
                 2.290%, 2/19/2009, (SGD)                        17,406,966
    6,500,000    FNMA,
                 2.375%, 2/15/2007                                6,349,350
   18,726,000    Ford Motor Co.,
                 6.375%, 2/01/2029                               12,452,790
   31,929,000    Ford Motor Co.,
                 6.625%, 10/01/2028                              21,392,430
   24,955,000    Ford Motor Credit Co.,
                 5.700%, 1/15/2010(e)                            22,145,641
   10,685,000    Ford Motor Credit Co.,
                 7.000%, 10/01/2013(e)                            9,556,728

   Principal
    Amount+         Description                                                   Value (a)
-------------------------------------------------------------------------------------------------
                    United States -- continued
$     15,465,000    Ford Motor Credit Co.,
                    7.250%, 10/25/2011                                         $    14,092,187
         900,000    Friendly Ice Cream Corp., Guaranteed Senior Note,
                    8.375%, 6/15/2012(e)                                               814,500
     141,088,000    General Electric Capital Corp.,
                    6.500%, 9/28/2015, (NZD)                                        87,584,758
      30,350,000    General Electric Capital Corp.,
                    6.625%, 2/04/2010, (NZD)                                        18,720,571
         500,000    General Electric Capital Corp., Series E, (MTN),
                    1.725%, 6/27/2008, (SGD)                                           296,342
       6,625,000    General Motors Acceptance Corp.,
                    5.550%, 7/16/2007(f)                                             6,433,140
       8,000,000    General Motors Acceptance Corp.,
                    5.620%, 3/20/2007(f)                                             7,836,632
         820,000    General Motors Acceptance Corp.,
                    8.000%, 11/01/2031(e)                                              774,984
       4,650,000    General Motors Acceptance Corp., (MTN),
                    6.750%, 12/01/2014(e)                                            4,185,953
       5,321,000    General Motors Acceptance Corp., Series E, (MTN),
                    7.500%, 12/01/2006, (NZD)                                        3,181,792
       7,030,000    Georgia-Pacific Corp.,
                    7.250%, 6/01/2028                                                6,643,350
       8,275,000    Georgia-Pacific Corp.,
                    7.375%, 12/01/2025                                               7,944,000
      32,175,000    Georgia-Pacific Corp.,
                    7.750%, 11/15/2029                                              31,531,500
       1,750,000    Georgia-Pacific Corp.,
                    8.000%, 1/15/2024                                                1,765,313
       4,320,000    Georgia-Pacific Corp.,
                    8.875%, 5/15/2031                                                4,644,000
       1,385,000    Goodyear Tire & Rubber Co.,
                    7.000%, 3/15/2028                                                1,159,938
       1,845,000    Goodyear Tire & Rubber Co.,
                    9.000%, 7/01/2015(e)                                             1,872,675
       2,590,000    Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
                    7.750%, 12/15/2013(e)                                            2,421,650
         840,000    Hawaiian Telcom Communications, Inc.,
                    Senior Subordinated Note, 144A,
                    12.500%, 5/01/2015(e)                                              831,600
       3,125,000    HCA Inc,
                    7.500%, 11/06/2033                                               3,059,900
       1,000,000    HCA, Inc., Senior Note,
                    5.750%, 3/15/2014                                                  935,617
       6,300,000    Hercules, Inc., Subordinated Note,
                    6.500%, 6/30/2029                                                4,977,000
      16,050,000    HSBC Bank USA, 144A,
                    3.310%, 8/25/2010                                               16,258,650
       4,215,000    IMC Global, Inc.,
                    7.300%, 1/15/2028                                                3,893,606
       2,570,000    IMC Global, Inc.,
                    7.375%, 8/01/2018                                                2,595,700
         640,000    JC Penney Co., Inc.,
                    7.125%, 11/15/2023(e)                                              687,686
      92,000,000    JPMorgan Chase Bank, 144A,
                    Zero Coupon, 5/10/2010, (BRL)                                   24,322,479
 599,726,100,000    JPMorgan Chase & Co., 144A,
                    Zero Coupon, 3/28/2011, (IDR)                                   40,729,236
       1,500,000    K Hovnanian Enterprises, Inc.,
                    6.375%, 12/15/2014(e)                                            1,386,927

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+       Description                                                  Value (a)
------------------------------------------------------------------------------------------
                 United States -- continued
$   6,180,000    K Hovnanian Enterprises, Inc.,
                 7.500%, 5/15/2016                                         $     6,092,646
    5,335,000    K Hovnanian Enterprises, Inc., Senior Note,
                 6.250%, 1/15/2016                                               4,836,039
   10,975,000    KB Home,
                 7.250%, 6/15/2018                                              10,797,666
      810,000    Kellwood Co,
                 7.625%, 10/15/2017                                                757,847
    1,600,000    Lennar Corp.,
                 5.600%, 5/31/2015(e)                                            1,520,494
   16,375,000    Level 3 Communications, Inc.,
                 2.875%, 7/15/2010(e)                                           14,635,156
      380,000    Level 3 Communications, Inc., 144A,
                 11.500%, 3/01/2010(e)                                             369,550
   12,035,000    Lucent Technologies, Inc.,
                 6.450%, 3/15/2029(e)                                           10,861,587
    1,250,000    McDonalds Corp., Series E, (MTN),
                 3.628%, 10/10/2010, (SGD)                                         763,184
    2,675,000    Methanex Corp., Senior Note,
                 6.000%, 8/15/2015                                               2,513,869
    1,153,000    Missouri Pacific Railroad Co.,
                 5.000%, 1/01/2045                                                 893,786
    1,000,000    Morgan Stanley,
                 5.375%, 11/14/2013, (GBP)                                       1,758,105
    2,730,000    Nektar Therapeutics, 144A,
                 3.250%, 9/28/2012                                               3,156,563
    2,145,000    NGC Corp.,
                 7.625%, 10/15/2026                                              1,962,675
   18,375,000    NGC Corp. Capital Trust, Series B,
                 8.316%, 6/01/2027                                              16,170,000
    2,500,000    NRG Energy, Inc.,
                 7.250%, 2/01/2014                                               2,540,625
    5,000,000    NRG Energy, Inc.,
                 7.375%, 2/01/2016                                               5,106,250
    9,245,000    Owens-Illinois, Inc., Senior Note,
                 7.800%, 5/15/2018(e)                                            9,175,662
    3,000,000    Pemex Project Funding Master Trust,
                 8.625%, 12/01/2023(e)                                           3,525,000
    4,350,000    Pemex Project Funding Master Trust,
                 9.500%, 9/15/2027(e)                                            5,568,000
    2,000,000    Pharma Services Intermediate Holdings Corp., Senior Note,
                 Convertible,
                 0.00% (step to 11.50% on 4/01/2009), 4/01/2014(g)               1,797,500
    1,920,000    Pioneer Natural Resource,
                 5.875%, 7/15/2016(e)                                            1,819,538
    3,165,000    Pulte Homes, Inc.,
                 5.200%, 2/15/2015(e)                                            2,921,200
    2,615,000    Pulte Homes, Inc.,
                 6.000%, 2/15/2035(e)                                            2,276,504
    1,100,000    Pulte Homes, Inc.,
                 6.375%, 5/15/2033                                                 999,027
    9,110,000    Qwest Capital Funding, Inc.,
                 6.500%, 11/15/2018                                              8,756,987
   35,040,000    Qwest Capital Funding, Inc.,
                 6.875%, 7/15/2028(e)                                           33,638,400
      950,000    Qwest Capital Funding, Inc.,
                 7.250%, 2/15/2011                                                 963,063
    2,875,000    Qwest Capital Funding, Inc.,
                 7.750%, 2/15/2031(e)                                            2,925,313

  Principal
   Amount+    Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              United States -- continued
$   2,025,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(e)                                          $     2,055,375
    2,420,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021                                                   2,462,350
    1,350,000 Qwest Corp.,
              7.250%, 9/15/2025                                                   1,383,750
    6,100,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                                            3,749,033
    2,595,000 Sungard Data Systems, Inc., 144A,
              10.250%, 8/15/2015                                                  2,731,238
    1,810,000 Sungard Data Systems, Inc., Senior Note, 144A,
              9.125%, 8/15/2013                                                   1,914,075
    2,310,000 Telcordia Technologies, Inc., Senior Subordinated Note, 144A,
              10.000%, 3/15/2013                                                  2,113,650
      242,000 Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028(e)                                                 239,238
   10,120,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                                   9,946,493
    4,755,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                                   4,822,835
    3,150,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                                   3,431,430
    2,025,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                   2,226,917
      496,687 Tiverton Power Associates, LP, 144A,
              9.000%, 7/15/2018(i)(k)                                               429,634
    4,245,000 Toll Brothers Financial Corp.,
              5.150%, 5/15/2015(e)                                                3,841,725
    4,000,000 Toys R US, Inc.,
              7.375%, 10/15/2018(e)                                               2,940,000
      315,000 TXU Corp.,
              5.550%, 11/15/2014(e)                                                 294,650
    2,225,000 TXU Corp.,
              6.550%, 11/15/2034(e)                                               2,007,942
   81,775,000 U.S. Treasury Note,
              2.500%, 5/31/2006(e)                                               81,490,668
   49,730,000 U.S. Treasury Note,
              2.625%, 5/15/2008(e)                                               47,546,555
   29,225,000 U.S. Treasury Note,
              2.750%, 6/30/2006(e)                                               29,090,302
   50,270,000 U.S. Treasury Note,
              3.000%, 2/15/2008(e)                                               48,626,422
    5,245,000 U.S. Treasury Note,
              3.500%, 5/31/2007(e)                                                5,164,479
  100,000,000 U.S. Treasury Note,
              3.625%, 4/30/2007(e)                                               98,703,100
   25,000,000 U.S. Treasury Note,
              3.625%, 6/30/2007(e)                                               24,623,050
    1,545,000 United Rentals North America, Inc., Senior Subordinated Note,
              7.000%, 2/15/2014(e)                                                1,487,063
   27,440,000 Verizon Global Funding Corp.,
              5.850%, 9/15/2035                                                  24,612,143
    2,460,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   1,938,967
    2,500,000 Wal-Mart Stores, Inc.,
              4.750%, 1/29/2013, (GBP)                                            4,310,387
      600,000 Williams Cos., Inc.,
              7.875%, 9/01/2021                                                     645,000
      965,000 Williams Cos., Inc., Senior Note,
              7.750%, 6/15/2031(e)                                                1,022,900

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount+       Description                                                     Value (a)
---------------------------------------------------------------------------------------------
                 United States -- continued
$   8,600,000    Williams Cos., Inc., Series A,
                 7.500%, 1/15/2031                                            $     8,922,500
    2,200,000    Woolworth Corp.,
                 8.500%, 1/15/2022                                                  2,332,000
   15,550,000    Xerox Capital Trust I, Guaranteed Note,
                 8.000%, 2/01/2027(e)                                              16,094,250
    1,730,000    Xerox Corp., (MTN),
                 7.200%, 4/01/2016(e)                                               1,820,825
                                                                              ---------------
                                                                                1,449,928,491
                                                                              ---------------
                 Uruguay -- 0.1%
    1,600,000    Republic of Uruguay,
                 7.500%, 3/15/2015(e)                                               1,664,000
    2,906,258    Republic of Uruguay,
                 7.875%, 1/15/2033(e)(h)                                            3,022,508
                                                                              ---------------
                                                                                    4,686,508
                                                                              ---------------
                 Venezuela -- 1.0%
   16,535,000    Cerro Negro Finance, Ltd., 144A,
                 7.900%, 12/01/2020                                                16,204,300
   13,790,000    Petrozuata Finance, Inc., Series B, 144A,
                 8.220%, 4/01/2017                                                 13,583,150
                                                                              ---------------
                                                                                   29,787,450
                                                                              ---------------
                 Total Non-Convertible Bonds (Identified Cost $2,420,206,570)   2,477,123,070
                                                                              ---------------
                 Total Bonds and Notes (Identified Cost $2,624,376,827)         2,699,023,238
                                                                              ---------------
   Shares
---------------------------------------------------------------------------------------------
Common Stocks -- 7.0%
                 Brazil -- 0.2%
      117,000    Companhia Vale do Rio Doce, ADR                                    5,678,010
                                                                              ---------------
                 Israel -- 0.0%
        2,288    Teva Pharmaceutical Industries, Ltd., Sponsored ADR                   94,220
                                                                              ---------------
                 United States -- 6.8%
      200,925    Apartment Investment & Management Co., Class A                     9,423,383
      889,730    Associated Estates Realty Corp., (REIT)                           10,009,462
    2,238,800    Bristol-Myers Squibb Co.                                          55,096,868
      137,000    Camden Property Trust, (REIT)                                      9,870,850
       53,260    Chesapeake Energy Corp.(e)                                         1,672,897
    2,309,175    ConAgra Foods, Inc.                                               49,554,895
       41,343    Corning, Inc.(c)                                                   1,112,540
      182,500    Developers Diversified Realty Corp., (REIT)                        9,991,875
      282,500    Duke Energy Corp.                                                  8,234,875
      460,000    Equity Residential Properties Trust, (REIT)                       21,523,400
    1,755,800    High Income Opportunity Fund, Inc.                                10,885,960
       79,878    Host Marriott Corp.                                                1,709,385
    1,368,400    Managed High Income Porfolio, Inc.                                 8,251,452
      110,211    Morgan Stanley Emerging Markets Debt Fund, Inc.(e)                 1,147,297
      117,700    Simon Property Group, Inc., (REIT)                                 9,903,278
                                                                              ---------------
                                                                                  208,388,417
                                                                              ---------------
                 Total Common Stocks (Identified Cost $175,479,466)               214,160,647
                                                                              ---------------

   Shares
---------------------------------------------------------------------------------------------
Preferred Stocks -- 2.3%
                 Philippines -- 0.3%
      267,750    Philippine Long Distance Telephone Co., Sponsored GDR,
                 Convertible,
                 Zero Coupon, 12/31/2049(e)                                        10,059,368
                                                                              ---------------

   Shares     Description                                                          Value (a)
------------------------------------------------------------------------------------------------
              United States -- 2.0%
      158,175 AES Trust III, Convertible,
              6.750%, 10/15/2029                                                $     7,380,445
      107,725 CMS Energy Trust I, Convertible,
              7.750%, 7/15/2027                                                       5,278,525
       51,500 Cummins Capital Trust I, Convertible,
              7.000%, 6/15/2031                                                       5,690,750
       58,650 El Paso Energy Capital Trust I,
              4.750%, 3/31/2028                                                       2,111,400
          393 Entergy New Orleans, Inc.,
              4.750%, 12/31/2045(c)(k)                                                   15,057
       41,300 Felcor Lodging Trust, Inc., (REIT) Convertible,
              1.950%, 12/31/2049(e)                                                   1,032,500
       15,600 Lucent Technologies Capital Trust I, Convertible,
              7.750%, 3/15/2017(e)                                                   15,605,850
       31,750 Newell Financial Trust I,
              5.250%, 12/01/2027                                                      1,361,281
      429,200 Owens-Illinois, Inc., Convertible,
              4.750%, 12/31/2049                                                     14,850,320
          800 Pacific Gas & Electric Co., Series G,
              4.80%                                                                      16,800
      267,925 Travelers Property Casualty, Convertible,
              4.500%, 4/15/2032(e)                                                    6,427,521
       11,000 United Rentals Trust I, Convertible,
              6.500%, 8/01/2028(e)                                                      517,000
                                                                                ---------------
                                                                                     60,287,449
                                                                                ---------------
              Total Preferred Stocks (Identified Cost $62,323,917)                   70,346,817
                                                                                ---------------
   Shares/
  Principal
   Amount+
------------------------------------------------------------------------------------------------
Short-Term Investments -- 18.1%
  526,836,696 State Street Navigator Securities Lending Prime Portfolio(j)          526,836,696
$  30,154,360 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/2006 at 2.950% to be repurchased at
              $30,161,773 on 4/03/2006, collateralized by $22,265,000 U.S.
              Treasury Bond, 8.75% due 8/15/2020 valued at $30,760,723               30,154,360
                                                                                ---------------
              Total Short-Term Investments (Identified Cost $556,991,056)           556,991,056
                                                                                ---------------
              Total Investments -- 115.5%
              (Identified Cost $3,419,171,266)(b)                                 3,540,521,758
              Other assets less liabilities -- (15.5)%                             (476,348,093)
                                                                                ---------------
              Net Assets -- 100%                                                $ 3,064,173,665
                                                                                ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales, return of capital included in dividends received from the Fund's investments in
              REIT's and interest adjustments on defaulted bonds. Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2006, the net unrealized appreciation on investments based on cost of $3,425,210,102 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value of tax cost                         160,504,841
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                       (45,193,185)
                                                                                ---------------
              Net unrealized appreciation                                       $   115,311,656
                                                                                ===============

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

    (c) Non-income producing security.
    (d) Illiquid security. At March 31, 2006, the value of these securities amounted to 2,718,600 or 0.1% of net assets.
    (e) All or a portion of this security was on loan to brokers at March 31, 2006.
    (f) Variable rate security whose interest rate varies with changes in a designated base rate
        (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
    (g) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
    (h) All or a portion of interest payment is paid-in-kind.
    (i) Security is in default of principal and/or interest payments.
    (j) Represents investment of securities lending collateral.
    (k) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
    (l) Security valued at fair value as determined in good faith by or under the direction of the
        Board of Trustees.
      + Principal amount is in U.S. dollars unless otherwise noted.
   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $296,988,504 or
        9.7% of net assets.
ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
  FHLMC Federal Home Loan Mortgage Corporation
   FNMA Federal National Mortgage Association
    MTN Medium Term Note
  REITS Real Estate Investment Trusts
    ARS Argentine Peso
    AUD Australian Dollar
    BRL Brazilian Real
    CAD Canadian Dollar
    EUR Euro
    GBP British Pound
    IDR Indonesian Rupiah
    KRW South Korean Won
    MXN Mexican Peso
    NOK Norwegian Krone
    NZD New Zealand Dollar
    SEK Swedish Krona
    SGD Singapore Dollar
    THB Thailand Baht
    ZAR South African Rand

Holdings at March 31, 2006 as a Percentage of Net Assets

                      Sovereigns                    25.6%
                      Treasuries                    10.9
                      Pharmaceuticals                7.3
                      Banking                        4.7
                      Automotive                     3.8
                      Non-Captive Diversified        3.7
                      Technology                     3.7
                      Supranational                  2.7
                      Electric                       2.7
                      Wireless                       2.6
                      Media Cable                    2.2
                      Real Estate Investment Trusts  2.0
                      Others, less than 2% each     25.5


                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                      STATEMENTS OF ASSETS & LIABILITIES

March 31, 2006 (Unaudited)

                                                                                             Limited Term
                                                                                            Government and
                                           Core Plus Bond Fund      High Income Fund         Agency Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
ASSETS
 Investments at cost                      $         265,613,878  $          41,766,666  $         184,775,694
 Net unrealized appreciation
   (depreciation)                                    (4,279,256)             3,294,931             (2,683,635)
                                          ---------------------  ---------------------  ---------------------
   Investments at value(a)                          261,334,622             45,061,597            182,092,059
 Cash                                                    31,222                 97,619                     --
 Foreign currency (Identified Cost
   $10,500, $0, $0, $0, $0 and
   $2,296,013, respectively)                             10,405                     --                     --
 Dividends and interest receivable                    2,452,393                603,085                924,065
 Receivable for Fund shares sold                        601,603                 49,148                  9,913
 Receivable for securities sold                       2,688,744                333,963                     --
 Securities lending income receivable                     8,791                  2,848                  2,035
 Receivable from investment adviser                      41,351                 16,064                 37,826
                                          ---------------------  ---------------------  ---------------------
   TOTAL ASSETS                                     267,169,131             46,164,324            183,065,898
                                          ---------------------  ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    35,959,987              5,449,209             37,732,576
 Payable for securities purchased                     3,570,426                820,997                     --
 Dividends payable                                      414,723                 96,952                132,787
 Payable for Fund shares redeemed                       465,144                 92,512                229,696
 Management fees payable                                 83,332                 20,181                 62,150
 Deferred Trustees' fees                                228,977                 58,960                200,010
 Administrative fees payable                             19,884                  2,821                 14,102
 Other accounts payable and accrued
   expenses                                             388,704                 52,847                 94,470
                                          ---------------------  ---------------------  ---------------------
   TOTAL LIABILITIES                                 41,131,177              6,594,479             38,465,791
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $         226,037,954  $          39,569,845  $         144,600,107
                                          =====================  =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                                    252,477,340            119,705,002            174,103,347
 Undistributed (overdistributed) net
   investment income                                   (418,886)               (98,717)              (452,801)
 Accumulated net realized loss on
   investments and foreign currency
   transactions                                     (21,742,184)           (83,329,535)           (26,366,804)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                     (4,278,316)             3,293,095             (2,683,635)
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $         226,037,954  $          39,569,845  $         144,600,107
                                          =====================  =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          94,964,638  $          26,767,248  $         125,067,979
                                          =====================  =====================  =====================
   Shares of beneficial interest                      8,572,381              5,238,449             11,450,211
                                          =====================  =====================  =====================
   Net asset value and redemption price
    per share                             $               11.08  $                5.11  $               10.92
                                          =====================  =====================  =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value)                      $               11.60  $                5.35  $               11.26
                                          =====================  =====================  =====================
Class B shares: (redemption price is
 equal to net asset value less any
 applicable contingent deferred sales
 charge)
   Net assets                             $         117,003,896  $           9,322,533  $          12,347,677
                                          =====================  =====================  =====================
   Shares of beneficial interest                     10,554,491              1,823,365              1,132,350
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               11.09  $                5.11  $               10.90
                                          =====================  =====================  =====================
Class C shares: (redemption price is
 equal to net asset value less any
 applicable contingent deferred sales
 charge)
   Net assets                             $           5,791,589  $           3,480,064  $           4,860,646
                                          =====================  =====================  =====================
   Shares of beneficial interest                        522,086                681,001                445,065
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               11.09  $                5.11  $               10.92
                                          =====================  =====================  =====================
Class Y shares:
   Net assets                             $           8,277,831  $                  --  $           2,323,805
                                          =====================  =====================  =====================
   Shares of beneficial interest                        743,970                     --                212,075
                                          =====================  =====================  =====================
   Net asset value, offering and
    redemption price per share            $               11.13  $                  --  $               10.96
                                          =====================  =====================  =====================
 (a)  Including securities on loan with
   market values of                       $          35,274,100  $           5,349,582  $          36,996,242
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.

          Massachusetts
            Tax Free               Municipal              Strategic
           Income Fund            Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
                             ---------------------  ---------------------
      $          71,706,817  $          99,054,949  $       3,419,171,266
                  3,531,490              2,792,891            121,350,492
      ---------------------  ---------------------  ---------------------
                 75,238,307            101,847,840          3,540,521,758
                         --                     --                358,836
                         --                     --              2,302,796
                  1,254,045              1,640,501             36,047,304
                      3,217                  3,432             41,753,102
                         --                     --             15,943,811
                         --                     --                 84,955
                     20,082                 20,018                     --
      ---------------------  ---------------------  ---------------------
                 76,515,651            103,511,791          3,637,012,562
      ---------------------  ---------------------  ---------------------
                         --                     --            526,836,696
                         --                     --             34,587,340
                     61,373                103,459              5,539,312
                    102,106                259,752              3,716,821
                     39,110                 43,936              1,455,876
                     68,147                136,271                192,015
                      5,931                  8,262                111,856
                     38,990                 48,956                398,981
      ---------------------  ---------------------  ---------------------
                    315,657                600,636            572,838,897
      ---------------------  ---------------------  ---------------------
      $          76,199,994  $         102,911,155  $       3,064,173,665
      =====================  =====================  =====================
                 75,169,415            100,422,803          2,993,976,639
                     18,022                156,822                163,945
                 (2,518,933)              (461,361)           (51,142,148)
                  3,531,490              2,792,891            121,175,229
      ---------------------  ---------------------  ---------------------
      $          76,199,994  $         102,911,155  $       3,064,173,665
      =====================  =====================  =====================
      $          73,295,419  $          96,463,175  $       1,633,689,637
      =====================  =====================  =====================
                  4,455,650             13,020,890            114,662,664
      =====================  =====================  =====================
      $               16.45  $                7.41  $               14.25
      =====================  =====================  =====================
      $               17.18  $                7.76  $               14.92
      =====================  =====================  =====================
      $           2,904,575  $           6,447,980  $         152,987,890
      =====================  =====================  =====================
                    176,966                869,360             10,695,155
      =====================  =====================  =====================
      $               16.41  $                7.42  $               14.30
      =====================  =====================  =====================
      $                  --  $                  --  $       1,146,214,643
      =====================  =====================  =====================
                         --                     --             80,158,367
      =====================  =====================  =====================
      $                  --  $                  --  $               14.30
      =====================  =====================  =====================
      $                  --  $                  --  $         131,281,495
      =====================  =====================  =====================
                         --                     --              9,214,993
      =====================  =====================  =====================
      $                  --  $                  --  $               14.25
      =====================  =====================  =====================
      $                  --  $                  --  $         516,322,518
      =====================  =====================  =====================

                           STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2006 (Unaudited)

                                                                                          Limited Term Government
                                           Core Plus Bond Fund        High Income Fund        and Agency Fund
                                          ---------------------    ---------------------  -----------------------
                                          ---------------------    ---------------------   ---------------------
INVESTMENT INCOME
 Dividends                                $                  --    $              68,669   $                  --
 Interest                                             6,630,412                1,521,545               3,490,101
 Securities lending income                               30,552                   21,529                  13,429
 Less net foreign taxes withheld                             --                     (525)                     --
                                          ---------------------    ---------------------   ---------------------
                                                      6,660,964                1,611,218               3,503,530
                                          ---------------------    ---------------------   ---------------------
 Expenses
   Management fees                                      508,389                  118,748                 385,655
   Service fees - Class A                               123,416                   32,213                 166,157
   Service and distribution fees -
    Class B                                             622,862                   52,017                  67,351
   Service and distribution fees -
    Class C                                              29,190                   17,043                  26,671
   Trustees' fees and expenses                           44,734                   15,580                  38,175
   Administrative fees                                   80,049                   12,796                  52,755
   Custodian fees                                        20,195                   10,771                  16,156
   Transfer agent fees and expenses -
    Class A, Class B, Class C                           297,886                   41,562                  98,625
   Transfer agent fees and expenses -
    Class Y                                               8,758                       --                     633
   Audit fees                                            15,914                   16,937                  12,474
   Legal fees                                            10,072                    1,895                   4,787
   Registration                                          31,064                   19,940                  30,136
   Shareholder reporting                                 59,228                   20,701                  41,569
   Miscellaneous                                          3,451                    4,029                   2,721
                                          ---------------------    ---------------------   ---------------------
 Total expenses                                       1,855,208                  364,232                 943,865
   Less waiver/reimbursement                           (128,158)                 (38,317)                (50,980)
                                          ---------------------    ---------------------   ---------------------
 Net expenses                                         1,727,050                  325,915                 892,885
                                          ---------------------    ---------------------   ---------------------
 Net investment income                                4,933,914                1,285,303               2,610,645
                                          ---------------------    ---------------------   ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                    246,107                  161,235                (483,469)
   Foreign currency transactions - net                  183,073                    3,793                      --
 Change in unrealized appreciation
   (depreciation) of:
   Investments - net                                 (4,864,371)                 868,454              (1,628,717)
   Foreign currency translations - net                   (5,032)                  (3,970)                     --
                                          ---------------------    ---------------------   ---------------------
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (4,440,223)               1,029,512              (2,112,186)
                                          ---------------------    ---------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $             493,691    $           2,314,815   $             498,459
                                          =====================    =====================   =====================

                See accompanying notes to financial statements.

        Massachusetts Tax            Municipal              Strategic
        Free Income Fund            Income Fund            Income Fund
      ---------------------    ---------------------  ---------------------
      ---------------------    ---------------------  ---------------------
      $                  --    $                  --  $           5,807,587
                  1,886,622                2,532,080             63,413,686
                         --                       --                703,467
                         --                       --                (47,462)
      ---------------------    ---------------------  ---------------------
                  1,886,622                2,532,080             69,877,278
      ---------------------    ---------------------  ---------------------
                    233,031                  261,831              7,089,530
                     93,322                  124,337              1,554,184
                     15,097                   34,656                729,893
                         --                       --              4,583,788
                     17,822                   28,336                 85,366
                     25,305                   34,971                710,103
                     10,771                   11,967                101,720
                     27,187                   31,920              1,037,737
                         --                       --                 29,208
                     13,297                   13,222                 17,958
                      3,190                    5,185                 33,907
                      9,477                   17,565                 44,415
                     13,459                   15,206                255,015
                      2,263                    2,341                 13,683
      ---------------------    ---------------------  ---------------------
                    464,221                  581,537             16,286,507
                    (31,940)                 (25,888)                    --
      ---------------------    ---------------------  ---------------------
                    432,281                  555,649             16,286,507
      ---------------------    ---------------------  ---------------------
                  1,454,341                1,976,431             53,590,771
      ---------------------    ---------------------  ---------------------
                     40,979                  361,763             (9,965,984)
                         --                       --              2,416,653
                   (828,743)              (1,410,626)            39,163,715
                         --                       --                 31,158
      ---------------------    ---------------------  ---------------------
                   (787,764)              (1,048,863)            31,645,542
      ---------------------    ---------------------  ---------------------
      $             666,577    $             927,568  $          85,236,313
      =====================    =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                    Period Ended           Year Ended
                                                   March 31, 2006         September 30,
                                                    (Unaudited)               2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           4,933,914  $           9,537,622
  Net realized gain (loss) on investments and
   foreign currency transactions                             429,180              4,343,339
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                          (4,869,403)            (8,333,391)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                                493,691              5,547,570
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (3,330,469)            (5,451,945)
   Class B                                                (3,703,742)            (5,851,384)
   Class C                                                  (173,879)              (254,068)
   Class Y                                                  (305,017)              (529,060)
                                               ---------------------  ---------------------
  Total distributions                                     (7,513,107)           (12,086,457)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                   (19,401,843)           (26,672,030)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                       611                    578
   Class B                                                       770                    727
   Class C                                                        35                     32
   Class Y                                                        52                     53
                                               ---------------------  ---------------------
                                                               1,468                  1,390
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (26,419,791)           (33,209,527)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                    252,457,745            285,667,272
                                               ---------------------  ---------------------
  End of period                                $         226,037,954  $         252,457,745
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (418,886) $           2,160,307
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                    Period Ended           Year Ended
                                                   March 31, 2006         September 30,
                                                    (Unaudited)               2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           1,285,303  $           2,727,688
  Net realized gain (loss) on investments and
   foreign currency transactions                             165,028              1,697,305
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             864,484               (251,326)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              2,314,815              4,173,667
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                  (892,785)            (1,635,303)
   Class B                                                  (321,251)              (908,339)
   Class C                                                  (105,298)              (182,735)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (1,319,334)            (2,726,377)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                    (2,831,581)            (5,264,082)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                       499                  3,017
   Class B                                                       217                  1,868
   Class C                                                        68                    370
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                 784                  5,255
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (1,835,316)            (3,811,537)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                     41,405,161             45,216,698
                                               ---------------------  ---------------------
  End of period                                $          39,569,845  $          41,405,161
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             (98,717) $             (64,686)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                    Period Ended           Year Ended
                                                   March 31, 2006         September 30,
                                                    (Unaudited)               2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,610,645  $           3,584,070
  Net realized gain (loss) on investments and
   foreign currency transactions                            (483,469)                (6,238)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                          (1,628,717)            (1,789,947)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                                498,459              1,787,885
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (2,591,218)            (3,733,934)
   Class B                                                  (203,030)              (285,636)
   Class C                                                   (80,658)              (135,224)
   Class Y                                                   (53,956)               (65,428)
                                               ---------------------  ---------------------
  Total distributions                                     (2,928,862)            (4,220,222)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)                                   (17,748,317)            39,221,920
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (20,178,720)            36,789,583
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of period                                    164,778,827            127,989,244
                                               ---------------------  ---------------------
  End of period                                $         144,600,107  $         164,778,827
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (452,801) $            (134,584)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                     Municipal Income Fund
--------------------------------------------    --------------------------------------------
     Period Ended             Year Ended             Period Ended           Year Ended
    March 31, 2006           September 30,          March 31, 2006         September 30,
     (Unaudited)                 2005                (Unaudited)               2005
---------------------    ---------------------  ---------------------  ---------------------
                         ---------------------  ---------------------  ---------------------
$           1,454,341    $           2,935,764  $           1,976,431  $           4,158,144
               40,979                  447,715                361,763              1,495,771
             (828,743)                (258,210)            (1,410,626)            (1,327,773)
---------------------    ---------------------  ---------------------  ---------------------
              666,577                3,125,269                927,568              4,326,142
---------------------    ---------------------  ---------------------  ---------------------
           (1,408,416)              (2,824,718)            (1,857,178)            (3,981,690)
              (45,558)                (111,486)              (103,348)              (243,518)
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
           (1,453,974)              (2,936,204)            (1,960,526)            (4,225,208)
---------------------    ---------------------  ---------------------  ---------------------
           (3,237,608)              (5,825,158)            (5,920,657)           (11,124,657)
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
           (4,025,005)              (5,636,093)            (6,953,615)           (11,023,723)
---------------------    ---------------------  ---------------------  ---------------------
           80,224,999               85,861,092            109,864,770            120,888,493
---------------------    ---------------------  ---------------------  ---------------------
$          76,199,994    $          80,224,999  $         102,911,155  $         109,864,770
=====================    =====================  =====================  =====================
$              18,022    $              17,655  $             156,822  $             140,917
=====================    =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
     Period Ended           Year Ended
    March 31, 2006         September 30,
     (Unaudited)               2005
---------------------  ---------------------
---------------------  ---------------------
$          53,590,771  $          54,660,282
           (7,549,331)            21,963,471
           39,194,873             27,533,778
---------------------  ---------------------
           85,236,313            104,157,531
---------------------  ---------------------
          (37,504,835)           (31,992,206)
           (3,811,033)            (6,262,718)
          (23,615,230)           (21,270,824)
           (2,282,624)            (1,531,716)
---------------------  ---------------------
          (67,213,722)           (61,057,464)
---------------------  ---------------------
        1,109,254,647          1,154,844,870
---------------------  ---------------------
               25,533                 32,202
                2,955                  6,890
               18,676                 25,315
                1,522                  1,499
---------------------  ---------------------
               48,686                 65,906
---------------------  ---------------------
        1,127,325,924          1,198,010,843
---------------------  ---------------------
        1,936,847,741            738,836,898
---------------------  ---------------------
$       3,064,173,665  $       1,936,847,741
=====================  =====================
$             163,945  $          13,786,896
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                               Income (loss) from investment operations:     Less distributions:
                               ---------------------------------------   ---------------------------

                    Net asset
                     value,                                                Dividends
                    beginning      Net         Net realized  Total from       from
                       of       investment    and unrealized investment  net investment     Total      Redemption
                     period       income       gain (loss)   operations      income     distributions     fee
                    ---------- ----------     -------------- ----------  -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  3/31/2006(i)      $    11.41 $     0.26(c)    $    (0.21)  $     0.05    $    (0.38)   $    (0.38)  $     0.00(g)
  9/30/2005              11.69       0.46(c)         (0.18)        0.28         (0.56)        (0.56)        0.00(g)
  9/30/2004              11.63       0.47(c)          0.13         0.60         (0.54)        (0.54)        0.00(g)
  9/30/2003(f)           11.28       0.37(c)          0.34         0.71         (0.36)        (0.36)          --
  12/31/2002             11.59       0.63(c)         (0.32)        0.31         (0.62)        (0.62)          --
  12/31/2001(d)          11.52       0.73             0.10         0.83         (0.76)        (0.76)          --
  12/31/2000             11.51       0.78             0.03         0.81         (0.80)        (0.80)          --
   Class B
  3/31/2006(i)           11.41       0.21(c)         (0.20)        0.01         (0.33)        (0.33)        0.00(g)
  9/30/2005              11.70       0.37(c)         (0.18)        0.19         (0.48)        (0.48)        0.00(g)
  9/30/2004              11.62       0.38(c)          0.14         0.52         (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.28       0.30(c)          0.34         0.64         (0.30)        (0.30)          --
  12/31/2002             11.59       0.55(c)         (0.32)        0.23         (0.54)        (0.54)          --
  12/31/2001(d)          11.51       0.64             0.10         0.74         (0.66)        (0.66)          --
  12/31/2000             11.51       0.70             0.02         0.72         (0.72)        (0.72)          --
   Class C
  3/31/2006(i)           11.42       0.21(c)         (0.21)        0.00         (0.33)        (0.33)        0.00(g)
  9/30/2005              11.71       0.37(c)         (0.18)        0.19         (0.48)        (0.48)        0.00(g)
  9/30/2004              11.63       0.38(c)          0.14         0.52         (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.29       0.30(c)          0.34         0.64         (0.30)        (0.30)          --
  12/31/2002             11.60       0.55(c)         (0.32)        0.23         (0.54)        (0.54)          --
  12/31/2001(d)          11.52       0.65             0.09         0.74         (0.66)        (0.66)          --
  12/31/2000             11.52       0.70             0.02         0.72         (0.72)        (0.72)          --
   Class Y
  3/31/2006(i)           11.46       0.27(c)         (0.21)        0.06         (0.39)        (0.39)        0.00(g)
  9/30/2005              11.74       0.49(c)         (0.18)        0.31         (0.59)        (0.59)        0.00(g)
  9/30/2004              11.69       0.50(c)          0.13         0.63         (0.58)        (0.58)        0.00(g)
  9/30/2003(f)           11.33       0.41(c)          0.35         0.76         (0.40)        (0.40)          --
  12/31/2002             11.63       0.69(c)         (0.32)        0.37         (0.67)        (0.67)          --
  12/31/2001(d)          11.54       0.79             0.10         0.89         (0.80)        (0.80)          --
  12/31/2000             11.54       0.83             0.01         0.84         (0.84)        (0.84)          --
HIGH INCOME FUND*
   Class A
  3/31/2006(i)      $     4.98 $     0.17(c)    $     0.13   $     0.30    $    (0.17)   $    (0.17)  $     0.00(g)
  9/30/2005               4.82       0.33(c)          0.16         0.49         (0.33)        (0.33)        0.00(g)
  9/30/2004               4.65       0.33(c)          0.17         0.50         (0.33)        (0.33)        0.00(g)
  9/30/2003(f)            4.12       0.25(c)          0.53         0.78         (0.25)        (0.25)          --
  12/31/2002              4.94       0.39(c)         (0.82)       (0.43)        (0.39)        (0.39)          --
  12/31/2001(d)           6.21       0.66            (1.25)       (0.59)        (0.68)        (0.68)          --
  12/31/2000              8.30       0.86            (2.11)       (1.25)        (0.84)        (0.84)          --
   Class B
  3/31/2006(i)            4.98       0.15(c)          0.13         0.28         (0.15)        (0.15)        0.00(g)
  9/30/2005               4.83       0.29(c)          0.15         0.44         (0.29)        (0.29)        0.00(g)
  9/30/2004               4.65       0.30(c)          0.18         0.48         (0.30)        (0.30)        0.00(g)
  9/30/2003(f)            4.12       0.23(c)          0.53         0.76         (0.23)        (0.23)          --
  12/31/2002              4.95       0.36(c)         (0.83)       (0.47)        (0.36)        (0.36)          --
  12/31/2001(d)           6.22       0.62            (1.26)       (0.64)        (0.63)        (0.63)          --
  12/31/2000              8.30       0.81            (2.11)       (1.30)        (0.78)        (0.78)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$    11.08       0.4(h) $   94,965       1.16(e)      1.05(j)        4.55           42
     11.41       2.4(h)    105,111       1.18(e)      1.13(j)        3.93           64
     11.69       5.3(h)    120,009       1.22(e)      1.19(j)        4.05           69
     11.63       6.4       133,887       1.28          N/A           4.31           61
     11.28       2.8       147,647       1.18          N/A           5.65           65
     11.59       7.2       173,836       1.09          N/A           6.26           84
     11.52       7.4       174,969       1.04          N/A           7.03           83
     11.09       0.1(h)    117,004       1.91(e)      1.80(j)        3.80           42
     11.41       1.6(h)    132,221       1.93(e)      1.88(j)        3.18           64
     11.70       4.6(h)    148,556       1.97(e)      1.94(j)        3.29           69
     11.62       5.8       161,317       2.03          N/A           3.55           61
     11.28       2.1       141,188       1.93          N/A           4.90           65
     11.59       6.5       127,520       1.84          N/A           5.49           84
     11.51       6.5       100,353       1.79          N/A           6.28           83
     11.09       0.0(h)      5,792       1.91(e)      1.80(j)        3.81           42
     11.42       1.6(h)      6,065       1.93(e)      1.88(j)        3.17           64
     11.71       4.6(h)      6,162       1.98(e)      1.94(j)        3.30           69
     11.63       5.8         7,612       2.03          N/A           3.55           61
     11.29       2.1         9,024       1.93          N/A           4.90           65
     11.60       6.5        11,470       1.84          N/A           5.52           84
     11.52       6.5        12,541       1.79          N/A           6.28           83
     11.13       0.6(h)      8,278       0.85(e)      0.80(j)        4.79           42
     11.46       2.7(h)      9,060       0.99(e)      0.88(j)        4.18           64
     11.74       5.5(h)     10,941       0.98(e)      0.94(j)        4.30           69
     11.69       6.9        17,889       0.73          N/A           4.85           61
     11.33       3.5        18,346       0.67          N/A           6.15           65
     11.63       7.8        17,351       0.67          N/A           6.68           84
     11.54       7.6        14,013       0.67          N/A           7.40           83
$     5.11       6.2(h) $   26,767       1.58(e)      1.38(j)        6.76           25
      4.98      10.3(h)     25,817       1.72(e)      1.58(j)        6.60           42
      4.82      11.1        24,641       1.65          N/A           6.97           51
      4.65      19.5        23,809       1.71          N/A           7.62           41
      4.12      (8.9)       22,454       1.58          N/A           8.85          114
      4.94     (10.7)       33,471       1.47          N/A          11.31           65
      6.21     (16.1)       46,960       1.36          N/A          11.47           60
      5.11       5.8(h)      9,323       2.32(e)      2.14(j)        6.00           25
      4.98       9.3(h)     12,034       2.47(e)      2.33(j)        5.85           42
      4.83      10.5        17,967       2.40          N/A           6.22           51
      4.65      18.8        23,405       2.46          N/A           6.89           41
      4.12      (9.7)       23,031       2.33          N/A           8.10          114
      4.95     (11.3)       34,713       2.22          N/A          10.56           65
      6.22     (16.6)       47,793       2.11          N/A          10.72           60

(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)For the six months ended March 31, 2006 (unaudited).
(j)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class Bshares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                     Income (loss) from investment operations:     Less distributions:
                                                     ---------------------------------------   ---------------------------

                                          Net asset
                                           value,                                                Dividends
                                          beginning      Net         Net realized  Total from       from
                                             of       investment    and unrealized investment  net investment     Total
                                           period       income       gain (loss)   operations      income     distributions
                                          ---------- ----------     -------------- ----------  -------------- -------------
HIGH INCOME FUND* (continued)
   Class C
  3/31/2006(j)                            $     4.98 $     0.15(c)    $     0.13   $     0.28    $    (0.15)   $    (0.15)
  9/30/2005                                     4.83       0.29(c)          0.15         0.44         (0.29)        (0.29)
  9/30/2004                                     4.65       0.30(c)          0.18         0.48         (0.30)        (0.30)
  9/30/2003(e)                                  4.12       0.23(c)          0.53         0.76         (0.23)        (0.23)
  12/31/2002                                    4.94       0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)
  12/31/2001(d)                                 6.22       0.61            (1.26)       (0.65)        (0.63)        (0.63)
  12/31/2000                                    8.30       0.81            (2.11)       (1.30)        (0.78)        (0.78)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  3/31/2006(j)                            $    11.09 $     0.19(c)    $    (0.15)  $     0.04    $    (0.21)   $    (0.21)
  9/30/2005                                    11.30       0.28(c)         (0.16)        0.12         (0.33)        (0.33)
  9/30/2004                                    11.51       0.30(c)         (0.09)        0.21         (0.42)        (0.42)
  9/30/2003(e)                                 11.73       0.21(c)         (0.07)        0.14         (0.36)        (0.36)
  12/31/2002                                   11.36       0.42(c)          0.49         0.91         (0.54)        (0.54)
  12/31/2001(d)                                11.16       0.51             0.25         0.76         (0.56)        (0.56)
  12/31/2000                                   10.97       0.69             0.20         0.89         (0.70)        (0.70)
   Class B
  3/31/2006(j)                                 11.07       0.15(c)         (0.15)        0.00         (0.17)        (0.17)
  9/30/2005                                    11.28       0.20(c)         (0.17)        0.03         (0.24)        (0.24)
  9/30/2004                                    11.49       0.22(c)         (0.09)        0.13         (0.34)        (0.34)
  9/30/2003(e)                                 11.71       0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.34       0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.14       0.44             0.24         0.68         (0.48)        (0.48)
  12/31/2000                                   10.95       0.62             0.20         0.82         (0.63)        (0.63)
   Class C
  3/31/2006(j)                                 11.08       0.15(c)         (0.14)        0.01         (0.17)        (0.17)
  9/30/2005                                    11.30       0.20(c)         (0.18)        0.02         (0.24)        (0.24)
  9/30/2004                                    11.50       0.22(c)         (0.08)        0.14         (0.34)        (0.34)
  9/30/2003(e)                                 11.72       0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.35       0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.15       0.44             0.24         0.68         (0.48)        (0.48)
  12/31/2000                                   10.96       0.62             0.20         0.82         (0.63)        (0.63)
   Class Y
  3/31/2006(j)                                 11.13       0.21(c)         (0.14)        0.07         (0.24)        (0.24)
  9/30/2005                                    11.34       0.31(c)         (0.17)        0.14         (0.35)        (0.35)
  9/30/2004                                    11.55       0.32(c)         (0.09)        0.23         (0.44)        (0.44)
  9/30/2003(e)                                 11.78       0.25(c)         (0.08)        0.17         (0.40)        (0.40)
  12/31/2002                                   11.41       0.48(c)          0.48         0.96         (0.59)        (0.59)
  12/31/2001(d)                                11.20       0.56             0.26         0.82         (0.61)        (0.61)
  12/31/2000                                   11.00       0.75             0.19         0.94         (0.74)        (0.74)






                                           Redemption
                                              fee
                                          ----------
HIGH INCOME FUND* (continued)
   Class C
  3/31/2006(j)                            $     0.00(f)
  9/30/2005                                     0.00(f)
  9/30/2004                                     0.00(f)
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
  12/31/2000                                      --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  3/31/2006(j)                            $       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
  12/31/2000                                      --
   Class B
  3/31/2006(j)                                    --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
  12/31/2000                                      --
   Class C
  3/31/2006(j)                                    --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
  12/31/2000                                      --
   Class Y
  3/31/2006(j)                                    --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
  12/31/2000                                      --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class
   C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y. Per share data and ratios for period prior to January 1, 2001 , have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.
(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.

                See accompanying notes to financial statements.

                                          Ratios to average net assets:
                                     ----------------------------------------

Net asset                Net assets,
 value,        Total       end of       Gross         Net      Net investment Portfolio
 end of       return       period      Expenses     Expenses       income     turnover
 period       (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------     ----------- ---------    ---------    -------------- ---------
$     5.11       5.8(h)  $    3,480       2.33(i)      2.14(k)        6.01           25
      4.98      9.3 (h)       3,554       2.47(i)      2.33(k)        5.82           42
      4.83      10.5          2,608       2.40          N/A           6.22           51
      4.65      18.8          2,858       2.46          N/A           6.89           41
      4.12      (9.5)         2,605       2.33          N/A           8.10          114
      4.94     (11.5)         4,153       2.22          N/A          10.54           65
      6.22     (16.6)         5,369       2.11          N/A          10.72           60
$    10.92       0.4(h)  $  125,068       1.14(i)      1.07(k)        3.47           18
     11.09       1.1        141,417       1.24          N/A           2.50           93
     11.30       1.9        106,701       1.32          N/A           2.60           80
     11.51       1.2        117,225       1.37          N/A           2.41           53
     11.73       8.2        106,013       1.35          N/A           3.66           88
     11.36       6.9        109,189       1.42          N/A           4.52          275
     11.16       8.3        118,833       1.40          N/A           6.18          384
     10.90      (0.0)(h)     12,348       1.89(i)      1.82(k)        2.71           18
     11.07       0.3         15,114       1.99          N/A           1.75           93
     11.28       1.2         10,107       2.00          N/A           1.95           80
     11.49       0.7         14,637       2.02          N/A           1.77           53
     11.71       7.5         16,263       2.00          N/A           3.01           88
     11.34       6.2         14,317       2.07          N/A           3.85          275
     11.14       7.7         11,884       2.05          N/A           5.53          384
     10.92       0.1(h)       4,861       1.89(i)      1.82(k)        2.72           18
     11.08       0.2          5,715       1.99          N/A           1.75           93
     11.30       1.3          6,949       2.00          N/A           1.94           80
     11.50       0.7          8,704       2.02          N/A           1.77           53
     11.72       7.5          8,079       2.00          N/A           3.01           88
     11.35       6.2          5,851       2.07          N/A           3.89          275
     11.15       7.7          6,617       2.05          N/A           5.53          384
     10.96       0.6(h)       2,324       0.81(i)      0.77(k)        3.78           18
     11.13       1.2(h)       2,533       1.59(g)      1.02(k)        2.77           93
     11.34       2.1          4,233       1.13          N/A           2.82           80
     11.55       1.5          6,886       0.93          N/A           2.87           53
     11.78       8.6          8,529       0.88          N/A           4.14           88
     11.41       7.4          3,441       0.95          N/A           4.98          275
     11.20       8.8          3,254       0.95          N/A           6.63          384

(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(j)For the six months ended March 31, 2006 (unaudited).
(k)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:        Less distributions:
                                                 -----------------------------------------    ---------------------------

                                   Net asset
                                    value,                                                      Dividends
                                   beginning        Net         Net realized    Total from         from
                                      of         investment    and unrealized   investment    net investment     Total
                                    period         income       gain (loss)     operations        income     distributions
                                   ----------    ----------    --------------   ----------    -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  3/31/2006(g)                     $    16.62    $     0.31      $    (0.17)    $     0.14      $    (0.31)   $    (0.31)
  9/30/2005                             16.58          0.60            0.04           0.64           (0.60)        (0.60)
  9/30/2004                             16.41          0.61            0.17           0.78           (0.61)        (0.61)
  9/30/2003(f)                          16.40          0.49            0.01           0.50           (0.49)        (0.49)
  12/31/2002                            15.82          0.67            0.59           1.26           (0.68)        (0.68)
  12/31/2001(d)                         16.06          0.75           (0.24)          0.51           (0.75)        (0.75)
  12/31/2000                            15.48          0.82            0.57           1.39           (0.81)        (0.81)
   Class B
  3/31/2006(g)                          16.58          0.25           (0.17)          0.08           (0.25)        (0.25)
  9/30/2005                             16.54          0.46            0.05           0.51           (0.47)        (0.47)
  9/30/2004                             16.37          0.49            0.18           0.67           (0.50)        (0.50)
  9/30/2003(f)                          16.36          0.41            0.01           0.42           (0.41)        (0.41)
  12/31/2002                            15.78          0.57            0.58           1.15           (0.57)        (0.57)
  12/31/2001(d)                         16.03          0.64           (0.24)          0.40           (0.65)        (0.65)
  12/31/2000                            15.45          0.71            0.58           1.29           (0.71)        (0.71)
MUNICIPAL INCOME FUND
   Class A
  3/31/2006(g)                     $     7.48    $     0.14      $    (0.07)    $     0.07      $    (0.14)   $    (0.14)
  9/30/2005                              7.47          0.28            0.01           0.29           (0.28)        (0.28)
  9/30/2004                              7.41          0.29            0.06           0.35           (0.29)        (0.29)
  9/30/2003(f)                           7.43          0.23           (0.02)          0.21           (0.23)        (0.23)
  12/31/2002                             7.25          0.34            0.18           0.52           (0.34)        (0.34)
  12/31/2001(d)                          7.39          0.36           (0.14)          0.22           (0.36)        (0.36)
  12/31/2000                             7.17          0.40            0.21           0.61           (0.39)        (0.39)
   Class B
  3/31/2006(g)                           7.49          0.11           (0.07)          0.04           (0.11)        (0.11)
  9/30/2005                              7.48          0.22            0.01           0.23           (0.22)        (0.22)
  9/30/2004                              7.41          0.24            0.07           0.31           (0.24)        (0.24)
  9/30/2003(f)                           7.44          0.19           (0.03)          0.16           (0.19)        (0.19)
  12/31/2002                             7.25          0.29            0.19           0.48           (0.29)        (0.29)
  12/31/2001(d)                          7.39          0.31           (0.14)          0.17           (0.31)        (0.31)
  12/31/2000                             7.17          0.35            0.21           0.56           (0.34)        (0.34)


(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                      ----------------------------------------

Net asset               Net assets,
 value,       Total       end of         Gross         Net      Net investment Portfolio
 end of      return       period        Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)       (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    -----------   ---------    ---------    -------------- ---------
$    16.45       0.9(e) $   73,295         1.17(c)      1.08(h)        3.77            0
     16.62       3.9(e)     77,018         1.22(c)      1.22(h)        3.59            5
     16.58       4.9        81,427         1.33          N/A           3.74           21
     16.41       3.1        86,368         1.38          N/A           3.99            9
     16.40       8.1        92,053         1.34          N/A           4.19           33
     15.82       3.2(e)     89,376         1.35(c)      1.33(h)        4.67           60
     16.06       9.3(e)     91,785         1.39(c)      1.13(h)        5.24           68
     16.41       0.5(e)      2,905         1.91(c)      1.83(h)        3.02            0
     16.58       3.1(e)      3,207         1.97(c)      1.97(h)        2.84            5
     16.54       4.2         4,435         2.00          N/A           3.08           21
     16.37       2.6         6,185         2.03          N/A           3.34            9
     16.36       7.4         6,742         1.99          N/A           3.54           33
     15.78       2.5(e)      8,313         2.00(c)      1.98(h)        4.03           60
     16.03       8.6(e)      8,715         2.04(c)      1.78(h)        4.59           68
$     7.41       0.9(e) $   96,463         1.04(c)      1.00(h)        3.76            4
      7.48       3.9       102,255         1.07          N/A           3.65           29
      7.47       4.9       111,801         1.11          N/A           4.00           35
      7.41       2.9       126,906         1.10          N/A           4.14           42
      7.43       7.3       133,005         1.06          N/A           4.67           33
      7.25       3.0       137,852         1.07          N/A           4.89           80
      7.39       8.8       142,539         0.95          N/A           5.39          156
      7.42       0.6(e)      6,448         1.79(c)      1.75(h)        3.01            4
      7.49       3.1         7,610         1.82          N/A           2.90           29
      7.48       4.2         9,087         1.86          N/A           3.25           35
      7.41       2.2        10,884         1.85          N/A           3.39           42
      7.44       6.7        12,326         1.81          N/A           3.92           33
      7.25       2.2        14,549         1.82          N/A           4.14           80
      7.39       8.0        14,520         1.70          N/A           4.64          156


(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.
(g)For the six months ended March 31, 2006 (unaudited).
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:       Less distributions:
                                  ----------------------------------------    ---------------------------

                       Net asset
                        value,                                                  Dividends
                       beginning     Net         Net realized   Total from         from
                          of      investment    and unrealized  investment    net investment     Total      Redemption
                        period    income (c)     gain (loss)    operations        income     distributions     fee
                       ---------- ----------    --------------  ----------    -------------- ------------- ----------
STRATEGIC INCOME FUND*
   Class A
  3/31/2006(i)         $    14.17 $     0.34      $     0.17    $     0.51      $    (0.43)   $    (0.43)  $     0.00(g)
  9/30/2005                 13.57       0.66            0.70          1.36           (0.76)        (0.76)        0.00(g)
  9/30/2004                 12.57       0.75            1.11          1.86           (0.86)        (0.86)        0.00(g)
  9/30/2003(d)              10.72       0.57            1.93          2.50           (0.65)        (0.65)          --
  12/31/2002                 9.88       0.75            0.72          1.47           (0.63)        (0.63)          --
  12/31/2001(f)             10.80       0.91           (0.92)        (0.01)          (0.91)        (0.91)          --
  12/31/2000                11.65       0.99           (0.91)         0.08           (0.93)        (0.93)          --
   Class B
  3/31/2006(i)              14.22       0.29            0.16          0.45           (0.37)        (0.37)        0.00(g)
  9/30/2005                 13.60       0.56            0.71          1.27           (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.59       0.65            1.10          1.75           (0.74)        (0.74)        0.00(g)
  9/30/2003(d)              10.71       0.51            1.92          2.43           (0.55)        (0.55)          --
  12/31/2002                 9.88       0.67            0.73          1.40           (0.57)        (0.57)          --
  12/31/2001(f)             10.79       0.83           (0.90)        (0.07)          (0.84)        (0.84)          --
  12/31/2000                11.65       0.90           (0.91)        (0.01)          (0.85)        (0.85)          --
   Class C
  3/31/2006(i)              14.22       0.29            0.16          0.45           (0.37)        (0.37)        0.00(g)
  9/30/2005                 13.60       0.55            0.72          1.27           (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.58       0.64            1.11          1.75           (0.73)        (0.73)        0.00(g)
  9/30/2003(d)              10.70       0.50            1.93          2.43           (0.55)        (0.55)          --
  12/31/2002                 9.87       0.67            0.73          1.40           (0.57)        (0.57)          --
  12/31/2001(f)             10.78       0.83           (0.91)        (0.08)          (0.83)        (0.83)          --
  12/31/2000                11.64       0.90           (0.91)        (0.01)          (0.85)        (0.85)          --
   Class Y
  3/31/2006(i)              14.17       0.36            0.17          0.53           (0.45)        (0.45)        0.00(g)
  9/30/2005                 13.57       0.70            0.70          1.40           (0.80)        (0.80)        0.00(g)
  9/30/2004                 12.58       0.78            1.11          1.89           (0.90)        (0.90)        0.00(g)
  9/30/2003(d)              10.74       0.60            1.93          2.53           (0.69)        (0.69)          --
  12/31/2002                 9.90       0.80            0.71          1.51           (0.67)        (0.67)          --
  12/31/2001(f)             10.81       0.94           (0.92)         0.02           (0.93)        (0.93)          --
  12/31/2000                11.65       0.96           (0.84)         0.12           (0.96)        (0.96)          --


(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$    14.25       3.7    $1,633,690       1.04          N/A           4.84            7
     14.17      10.2       977,198       1.18          N/A           4.71           14
     13.57      15.2       343,586       1.23          N/A           5.66           28
     12.57      23.7(e)    140,576       1.31(h)      1.28(j)        6.49           27
     10.72      15.5        92,303       1.33          N/A           7.38           30
      9.88      (0.1)       94,156       1.31          N/A           8.77           10
     10.80       0.7       116,986       1.24          N/A           8.73           13
     14.30       3.3       152,988       1.79          N/A           4.11            7
     14.22       9.5       144,081       1.93          N/A           3.98           14
     13.60      14.3       128,714       1.98          N/A           4.91           28
     12.59      23.0(e)    118,217       2.06(h)      2.03(j)        5.73           27
     10.71      14.6        98,501       2.08          N/A           6.63           30
      9.88      (0.8)      102,159       2.06          N/A           8.02           10
     10.79      (0.2)      120,200       1.99          N/A           7.98           13
     14.30       3.2     1,146,215       1.79          N/A           4.07            7
     14.22       9.5       765,200       1.93          N/A           3.93           14
     13.60      14.3       255,705       1.98          N/A           4.87           28
     12.58      23.0(e)     66,394       2.06(h)      2.03(j)        5.73           27
     10.70      14.7        27,727       2.08          N/A           6.63           30
      9.87      (0.8)       28,925       2.06          N/A           8.02           10
     10.78      (0.2)       37,208       1.99          N/A           7.98           13
     14.25       3.8       131,281       0.79          N/A           5.10            7
     14.17      10.5        50,369       0.91          N/A           4.98           14
     13.57      15.5(e)     10,833       1.08(h)      1.00(j)        5.93           28
     12.58      24.0         2,193       0.97          N/A           6.83           27
     10.74      15.9         1,039       0.94          N/A           7.77           30
      9.90       0.3           445       0.93          N/A           9.10           10
     10.81       1.0           335       0.90          N/A           9.07           13



(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)For the six months ended March 31, 2006 (unaudited).
(j)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

March 31, 2006 (Unaudited)

1. Organization. IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to certain fixed income Funds of the Trusts; the financial statements of the other Funds of the Trusts are presented in separate reports. The following Funds are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for those Funds that offer Class Y shares, transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Funds by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking NOCP, at the most recent bid quotation on the NASDAQ National Market. Securities traded on foreign exchanges are valued at the market price on the non-U.S. exchange, unless a Fund believes that an occurrence after the closing of that exchange will materially affect a security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser, pursuant to the procedures approved by the Board of Trustees.

Certain securities held by High Income Fund and Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

March 31, 2006 (Unaudited)


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each class based on the relative value of settled shares of each class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets for the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

Tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended
September 30, 2005 is as follows:

                                             2005 Distributions Paid From:
   -                                         -----------------------------
                                                        Exempt
                                            Ordinary   Interest
   Fund                                      Income    Dividends     Total
   ----                                      ------    ---------     -----
   Core Plus Bond Fund                     $12,086,457 $       -- $12,086,457
   High Income Fund                          2,726,377         --   2,726,377
   Limited Term Government and Agency Fund   4,220,222         --   4,220,222
   Massachusetts Tax Free Income Fund           11,120  2,925,084   2,936,204
   Municipal Income Fund                       105,537  4,119,671   4,225,208
   Strategic Income Fund                    61,057,464         --  61,057,464

March 31, 2006 (Unaudited)


As of September 30, 2005, capital loss carryforwards and post-October losses were as follows:

                                                               Limited Term  Massachusetts
                                    Core Plus       High      Government and   Tax Free     Municipal    Strategic
                                    Bond Fund    Income Fund   Agency Fund    Income Fund  Income Fund  Income Fund
-                                   ---------    -----------   -----------    -----------  -----------  -----------
Capital loss carryforward:
   Expires September 30, 2007     $         --  $         --   $ (9,755,614)  $(1,149,888)  $(564,858) $         --
   Expires September 30, 2008               --   (13,289,736)    (4,165,768)     (116,500)         --            --
   Expires September 30, 2009               --   (43,374,721)    (4,128,091)           --          --   (10,758,584)
   Expires September 30, 2010      (20,960,955)  (26,826,634)      (663,109)   (1,003,440)         --   (21,770,312)
   Expires September 30, 2011               --            --       (425,323)           --          --    (7,096,274)
   Expires September 30, 2012               --            --       (193,904)           --    (138,879)           --
   Expires September 30, 2013               --            --             --      (154,156)         --            --
                                  ------------  ------------   ------------   -----------   ---------  ------------
Total capital loss carryforward    (20,960,955)  (83,491,091)   (19,331,809)   (2,423,984)   (703,737)  (39,625,170)
Deferred net capital losses (post
  October)                                  --            --     (5,436,058)           --          --            --

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Securities Lending. Each Fund has entered into an agreement with State Street Bank ("SSB"), as an agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government and agency securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and SSB as lending agent. The Funds bear the risk of loss with respect to the investment of cash collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006 were as follows:

                                          Market Value of   Value of Collateral
 Fund                                    Securities on Loan      Received
 ----                                    ------------------ -------------------
 Core Plus Bond Fund                        $ 35,274,100       $ 35,959,987
 High Income Fund                              5,349,582          5,449,209
 Limited Term Government and Agency Fund      36,996,242         37,732,576
 Strategic Income Fund                       516,322,518        526,836,696

h. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

i. Indemnifications. Under the Funds' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

March 31, 2006 (Unaudited)


3. Purchases and Sales of Securities. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                        U.S. Government/Agency       Other Securities
-                                       ----------------------       ----------------
Fund                                     Purchases     Sales      Purchases       Sales
----                                     ---------     -----      ---------       -----
Core Plus Bond Fund                     $50,903,153 $56,710,238 $   46,895,884 $ 63,506,958
High Income Fund                            349,964      23,913      9,392,957   13,745,699
Limited Term Government and Agency Fund  23,948,431  43,491,169      3,719,237      807,872
Massachusetts Tax Free Income Fund               --          --             --    3,117,620
Municipal Income Fund                            --          --      4,207,189   10,118,324
Strategic Income Fund                     5,780,704  64,265,852  1,240,500,430  102,351,200

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
-                                       -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily Net Assets
          -                                  -------------------------------------
                                                First                Over
          Fund                               $100 million        $100 million
          ----                               ------------        ------------
          Core Plus Bond Fund                   0.2500%             0.1875%
          Massachusetts Tax Free Income Fund    0.3000%             0.2500%

Loomis Sayles has given binding undertakings to the Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. At March 31, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                            Expense Limit as a Percentage of Average Daily Net Assets
    -                                       --------------------------------------------------------
    Fund                                    Class A        Class B        Class C       Class Y
    ----                                    -------        -------        -------       -------
    Core Plus Bond Fund                      1.05%          1.80%          1.80%         0.80%
    High Income Fund                         1.25%          2.00%          2.00%           --
    Limited Term Government and Agency Fund  1.00%          1.75%          1.75%         0.75%
    Massachusetts Tax Free Income Fund       0.95%          1.70%            --            --
    Municipal Income Fund                    0.95%          1.70%            --            --
    Strategic Income Fund                    1.25%          2.00%          2.00%         1.00%

March 31, 2006 (Unaudited)


Prior to February 1, 2006, the expense limits as a percentage of average daily net assets were as follows:

    Fund                                    Class A Class B Class C Class Y
    ----                                    ------- ------- ------- -------
    Core Plus Bond Fund                      1.05%   1.80%   1.80%   0.80%
    High Income Fund                         1.45%   2.20%   2.20%     --
    Limited Term Government and Agency Fund    --      --      --      --
    Massachusetts Tax Free Income Fund       1.15%   1.90%     --      --
    Municipal Income Fund                      --      --      --      --
    Strategic Income Fund                    1.25%   2.00%   2.00%   1.00%

Expense limits account for advisory administration fees payable to IXIS Advisors. Loomis Sayles and IXIS Advisors have agreed to equally bear the fee waiver and/or expense reimbursement.

For the six months ended March 31, 2006, the management fees for each Fund were as follows:

                                                                         Percentage of
                                                                            Average
                                          Gross    Waiver of     Net     Daily Net Assets
                                        Management Management Management ----------------
Fund                                       Fee        Fee        Fee     Gross     Net
----                                    ---------- ---------- ---------- -----     ---
Core Plus Bond Fund                     $  254,195  $    --   $  254,195 0.214%   0.214%
High Income Fund                           118,748       --      118,748 0.600%   0.600%
Limited Term Government and Agency Fund    385,655       --      385,655 0.500%   0.500%
Massachusetts Tax Free Income Fund         116,516   (2,377)     114,139 0.300%   0.294%
Municipal Income Fund                      261,831       --      261,831 0.492%   0.492%
Strategic Income Fund                    7,089,530       --    7,089,530 0.596%   0.596%

For the six months ended March 31, 2006, the advisory administration fees for each Fund were as follows:

                                                                                Percentage of
                                                    Waiver of                      Average
                                      Advisory       Advisory     Net Advisory  Daily Net Assets
                                   Administration Administration Administration ----------------
Fund                                    Fee            Fee            Fee       Gross     Net
----                               -------------- -------------- -------------- -----     ---
Core Plus Bond Fund                   $254,194       $    --        $254,194    0.214%   0.214%
Massachusetts Tax Free Income Fund     116,515        (2,376)        114,139    0.300%   0.294%

For the six months ended March 31, 2006, in addition to the waiver of management fees and/or advisory administration fees, expenses have been reimbursed as follows:

             Fund                                    Reimbursement
             ----                                    -------------
             Core Plus Bond Fund                       $128,158
             High Income Fund                            38,317
             Limited Term Government and Agency Fund     50,980
             Massachusetts Tax Free Income Fund          27,187
             Municipal Income Fund                       25,888

Loomis Sayles and IXIS Advisors are permitted to recover expenses borne (whether through reduction of the management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

March 31, 2006 (Unaudited)


At March 31, 2006, the amount subject to possible reimbursement under the expense limitation agreements were as follows:

                                          Expenses Subject   Expenses Subject
                                            to Possible        to Possible
                                           Reimbursement      Reimbursement
                                               until              until
 Fund                                    September 30, 2006 September 30, 2007
 ----                                    ------------------ ------------------
 Core Plus Bond Fund                          $154,449           $128,158
 High Income Fund                               61,643             38,317
 Limited Term Government and Agency Fund            --             50,980
 Massachusetts Tax Free Income Fund              3,589             31,940
 Municipal Income Fund                              --             25,888

Loomis Sayles and IXIS Advisors are wholly-owned subsidiaries of IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company. Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds.

Management and advisory administration fees are presented in the Statements of Operations as management fees.

b. Administrative Expense. IXIS Advisors provides certain administrative services to the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank") to serve as subadministrator.

Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the six months ended March 31, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                    --------------
             Core Plus Bond Fund                        $ 80,049
             High Income Fund                             12,796
             Limited Term Government and Agency Fund      52,755
             Massachusetts Tax Free Income Fund           25,305
             Municipal Income Fund                        34,971
             Strategic Income Fund                       710,103

c. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), the Fund's distributor (a wholly-owned subsidiary of IXIS US Group), a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

March 31, 2006 (Unaudited)


Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2006, the Funds paid the following service and distribution fees:

                                                 Service Fee            Distribution Fee
-                                       ------------------------------ -------------------
Fund                                     Class A   Class B   Class C   Class B   Class C
----                                     -------   -------   -------   -------   -------
Core Plus Bond Fund                     $  123,416 $155,716 $    7,298 $467,146 $   21,892
High Income Fund                            32,213   13,004      4,261   39,013     12,782
Limited Term Government and Agency Fund    166,157   16,838      6,668   50,513     20,003
Massachusetts Tax Free Income Fund          93,322    3,774         --   11,323         --
Municipal Income Fund                      124,337    8,664         --   25,992         --
Strategic Income Fund                    1,554,184  182,473  1,145,947  547,420  3,437,841

d. Commissions. The Funds have been informed that commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the six months ended March 31, 2006 were as follows:

               Fund                                    Commission
               ----                                    ----------
               Core Plus Bond Fund                     $   49,634
               High Income Fund                            21,097
               Limited Term Government and Agency Fund     38,358
               Massachusetts Tax Free Income Fund          13,735
               Municipal Income Fund                       33,363
               Strategic Income Fund                    2,705,704

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Trusts on the normal payment date. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

March 31, 2006 (Unaudited)


f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs of the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to a Fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit. There were no borrowings by High Income Fund and Strategic Income Fund during the six months ended March 31, 2006.

6. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At March 31, 2006, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Colleges and Universities 32.1%. The Fund had investments in securities of issuers insured by American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 15.1%, 7.8%, and 7.2% of its net assets, respectively, at March 31, 2006.

At March 31, 2006, Municipal Income Fund had more than 10% of its net assets invested in the following: New York 18.7%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

7. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                            Six Months Ended             Year Ended
                                                                             March 31, 2006          September 30, 2005
                                                                        ------------------------  ------------------------
Core Plus Bond Fund                                                       Shares       Amount       Shares       Amount
---------------------------------------------------------------------   ----------  ------------  ----------  ------------
Class A:
   Shares sold                                                             662,874  $  7,436,747   1,388,801  $ 16,079,888
   Shares issued in connection with the reinvestment of distributions      235,172     2,630,947     374,646     4,342,323
                                                                        ----------  ------------  ----------  ------------
                                                                           898,046    10,067,694   1,763,447    20,422,211
   Shares repurchased                                                   (1,537,552)  (17,271,472) (2,814,749)  (32,644,448)
                                                                        ----------  ------------  ----------  ------------
   Net increase (decrease)                                                (639,506) $ (7,203,778) (1,051,302) $(12,222,237)
                                                                        ----------  ------------  ----------  ------------
Class B:
   Shares sold                                                           1,308,554  $ 14,704,827   3,051,314  $ 35,378,116
   Shares issued in connection with the reinvestment of distributions       83,478       934,445     138,384     1,605,875
                                                                        ----------  ------------  ----------  ------------
                                                                         1,392,032    15,639,272   3,189,698    36,983,991
   Shares repurchased                                                   (2,421,024)  (27,211,613) (4,304,577)  (49,860,073)
                                                                        ----------  ------------  ----------  ------------
   Net increase (decrease)                                              (1,028,992) $(11,572,341) (1,114,879) $(12,876,082)
                                                                        ----------  ------------  ----------  ------------
Class C:
   Shares sold                                                              60,131  $    675,842     117,915  $  1,367,189
   Shares issued in connection with the reinvestment of distributions        8,524        95,483      12,453       144,537
                                                                        ----------  ------------  ----------  ------------
                                                                            68,655       771,325     130,368     1,511,726
   Shares repurchased                                                      (77,543)     (873,751)   (125,755)   (1,458,081)
                                                                        ----------  ------------  ----------  ------------
   Net increase (decrease)                                                  (8,888) $   (102,426)      4,613  $     53,645
                                                                        ----------  ------------  ----------  ------------
Class Y:
   Shares sold                                                              96,424  $  1,087,257     294,003  $  3,417,059
   Shares issued in connection with the reinvestment of distributions       23,071       259,271      36,213       421,543
                                                                        ----------  ------------  ----------  ------------
                                                                           119,495     1,346,528     330,216     3,838,602
   Shares repurchased                                                     (166,129)   (1,869,826)   (471,320)   (5,465,958)
                                                                        ----------  ------------  ----------  ------------
   Net increase (decrease)                                                 (46,634) $   (523,298)   (141,104) $ (1,627,356)
                                                                        ----------  ------------  ----------  ------------
   Increase (decrease) from capital share transactions                  (1,724,020) $(19,401,843) (2,302,672) $(26,672,030)
                                                                        ==========  ============  ==========  ============

March 31, 2006 (Unaudited)


7. Capital Shares (continued).

                                                                           Six Months Ended            Year Ended
                                                                            March 31, 2006         September 30, 2005
                                                                        ----------------------  -----------------------
High Income Fund                                                          Shares      Amount      Shares       Amount
---------------------------------------------------------------------   ---------  -----------  ----------  -----------
Class A:
   Shares sold                                                            605,420  $ 3,025,519   1,843,627  $ 9,144,401
   Shares issued in connection with the reinvestment of distributions     111,875      559,989     201,974    1,002,839
                                                                        ---------  -----------  ----------  -----------
                                                                          717,295    3,585,508   2,045,601   10,147,240
   Shares repurchased                                                    (663,525)  (3,307,299) (1,968,099)  (9,761,214)
                                                                        ---------  -----------  ----------  -----------
   Net increase (decrease)                                                 53,770  $   278,209      77,502  $   386,026
                                                                        ---------  -----------  ----------  -----------
Class B:
   Shares sold                                                             68,839  $   346,913     127,125  $   632,910
   Shares issued in connection with the reinvestment of distributions      28,231      141,076      79,627      395,537
                                                                        ---------  -----------  ----------  -----------
                                                                           97,070      487,989     206,752    1,028,447
   Shares repurchased                                                    (688,952)  (3,438,575) (1,513,258)  (7,517,536)
                                                                        ---------  -----------  ----------  -----------
   Net increase (decrease)                                               (591,882) $(2,950,586) (1,306,506) $(6,489,089)
                                                                        ---------  -----------  ----------  -----------
Class C:
   Shares sold                                                             52,832  $   268,151     304,056  $ 1,494,195
   Shares issued in connection with the reinvestment of distributions       8,459       42,305      17,043       84,652
                                                                        ---------  -----------  ----------  -----------
                                                                           61,291      310,456     321,099    1,578,847
   Shares repurchased                                                     (93,992)    (469,660)   (147,783)    (739,866)
                                                                        ---------  -----------  ----------  -----------
   Net increase (decrease)                                                (32,701) $  (159,204)    173,316  $   838,981
                                                                        ---------  -----------  ----------  -----------
   Increase (decrease) from capital share transactions                   (570,813) $(2,831,581) (1,055,688) $(5,264,082)
                                                                        =========  ===========  ==========  ===========

March 31, 2006 (Unaudited)


7. Capital Shares (continued).

                                                                                                  Six Months Ended
                                                                                                   March 31, 2006
                                                                                              ------------------------
Limited Term Government and Agency Fund                                                         Shares       Amount
-------------------------------------------------------------------------------------------   ----------  ------------
Class A:
   Shares sold                                                                                   288,967  $  3,245,859
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund           --            --
   Shares issued in connection with the reinvestment of distributions                            163,664     1,800,218
                                                                                              ----------  ------------
                                                                                                 452,631     5,046,077
   Shares repurchased                                                                         (1,750,958)  (19,284,230)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                    (1,298,327) $(14,238,153)
                                                                                              ----------  ------------
Class B:
   Shares sold                                                                                    48,754  $    536,041
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund           --            --
   Shares issued in connection with the reinvestment of distributions                             15,322       168,252
                                                                                              ----------  ------------
                                                                                                  64,076       704,293
   Shares repurchased                                                                           (297,374)   (3,269,001)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                      (233,298) $ (2,564,708)
                                                                                              ----------  ------------
Class C:
   Shares sold                                                                                    33,070  $    364,582
   Shares issued in connection with the reinvestment of distributions                              4,694        51,613
                                                                                              ----------  ------------
                                                                                                  37,764       416,195
   Shares repurchased                                                                           (108,247)   (1,192,886)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                       (70,483) $   (776,691)
                                                                                              ----------  ------------
Class Y:
   Shares sold                                                                                     8,868  $     98,232
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund           --            --
   Shares issued in connection with the reinvestment of distributions                              4,709        51,962
                                                                                              ----------  ------------
                                                                                                  13,577       150,194
   Shares repurchased                                                                            (28,994)     (318,959)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                       (15,417) $   (168,765)
                                                                                              ----------  ------------
   Increase (decrease) from capital share transactions                                        (1,617,525) $(17,748,317)
                                                                                              ==========  ============

                                                                                                     Year Ended
                                                                                                 September 30, 2005
                                                                                              ------------------------
Limited Term Government and Agency Fund                                                         Shares       Amount
-------------------------------------------------------------------------------------------   ----------  ------------
Class A:
   Shares sold                                                                                 1,025,368  $ 11,507,822
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund    4,449,445    49,566,819
   Shares issued in connection with the reinvestment of distributions                            223,935     2,506,659
                                                                                              ----------  ------------
                                                                                               5,698,748    63,581,300
   Shares repurchased                                                                         (2,390,415)  (26,770,920)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                     3,308,333  $ 36,810,380
                                                                                              ----------  ------------
Class B:
   Shares sold                                                                                    90,600  $  1,011,141
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund      834,917     9,275,925
   Shares issued in connection with the reinvestment of distributions                             20,684       230,974
                                                                                              ----------  ------------
                                                                                                 946,201    10,518,040
   Shares repurchased                                                                           (476,529)   (5,324,127)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                       469,672  $  5,193,913
                                                                                              ----------  ------------
Class C:
   Shares sold                                                                                    67,790  $    759,450
   Shares issued in connection with the reinvestment of distributions                              7,387        82,688
                                                                                              ----------  ------------
                                                                                                  75,177       842,138
   Shares repurchased                                                                           (174,813)   (1,960,779)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                       (99,636) $ (1,118,641)
                                                                                              ----------  ------------
Class Y:
   Shares sold                                                                                   206,094  $  2,316,707
   Shares issued in connection with acquisition of Loomis Sayles Government Securities Fund          356         3,981
   Shares issued in connection with the reinvestment of distributions                              5,628        63,325
                                                                                              ----------  ------------
                                                                                                 212,078     2,384,013
   Shares repurchased                                                                           (357,795)   (4,047,745)
                                                                                              ----------  ------------
   Net increase (decrease)                                                                      (145,717) $ (1,663,732)
                                                                                              ----------  ------------
   Increase (decrease) from capital share transactions                                         3,532,652  $ 39,221,920
                                                                                              ==========  ============

On March 31, 2006, one shareholder owned 7.01% of the Fund's total shares outstanding.

March 31, 2006 (Unaudited)


7. Capital Shares (continued).

                                                                            Six Months Ended            Year Ended
                                                                             March 31, 2006         September 30, 2005
                                                                        -----------------------  ------------------------
Massachusetts Tax Free Income Fund                                        Shares       Amount      Shares       Amount
---------------------------------------------------------------------   ----------  -----------  ----------  ------------
Class A:
   Shares sold                                                              73,356  $ 1,214,467     108,967  $  1,818,083
   Shares issued in connection with the reinvestment of distributions       64,113    1,059,300     124,767     2,082,631
                                                                        ----------  -----------  ----------  ------------
                                                                           137,469    2,273,767     233,734     3,900,714
   Shares repurchased                                                     (317,003)  (5,240,168)   (509,747)   (8,484,290)
                                                                        ----------  -----------  ----------  ------------
   Net increase (decrease)                                                (179,534) $(2,966,401)   (276,013) $ (4,583,576)
                                                                        ----------  -----------  ----------  ------------
Class B:
   Shares sold                                                               2,432  $    40,057       3,203  $     53,537
   Shares issued in connection with the reinvestment of distributions        1,993       32,857       4,326        72,024
                                                                        ----------  -----------  ----------  ------------
                                                                             4,425       72,914       7,529       125,561
   Shares repurchased                                                      (20,866)    (344,121)    (82,197)   (1,367,143)
                                                                        ----------  -----------  ----------  ------------
   Net increase (decrease)                                                 (16,441) $  (271,207)    (74,668) $ (1,241,582)
                                                                        ----------  -----------  ----------  ------------
   Increase (decrease) from capital share transactions                    (195,975) $(3,237,608)   (350,681) $ (5,825,158)
                                                                        ==========  ===========  ==========  ============

                                                                            Six Months Ended            Year Ended
                                                                             March 31, 2006         September 30, 2005
                                                                        -----------------------  ------------------------
Municipal Income Fund                                                     Shares       Amount      Shares       Amount
---------------------------------------------------------------------   ----------  -----------  ----------  ------------
Class A:
   Shares sold                                                             256,330  $ 1,945,444     417,124  $  3,133,149
   Shares issued in connection with the reinvestment of distributions      171,113    1,272,802     359,731     2,701,656
                                                                        ----------  -----------  ----------  ------------
                                                                           427,443    3,218,246     776,855     5,834,805
   Shares repurchased                                                   (1,080,487)  (8,046,578) (2,060,532)  (15,468,783)
                                                                        ----------  -----------  ----------  ------------
   Net increase (decrease)                                                (653,044) $(4,828,332) (1,283,677) $ (9,633,978)
                                                                        ----------  -----------  ----------  ------------
Class B:
   Shares sold                                                              37,210  $   278,169      91,090  $    683,767
   Shares issued in connection with the reinvestment of distributions        8,537       63,567      20,236       152,169
                                                                        ----------  -----------  ----------  ------------
                                                                            45,747      341,736     111,326       835,936
   Shares repurchased                                                     (192,787)  (1,434,061)   (309,437)   (2,326,615)
                                                                        ----------  -----------  ----------  ------------
   Net increase (decrease)                                                (147,040) $(1,092,325)   (198,111) $ (1,490,679)
                                                                        ----------  -----------  ----------  ------------
   Increase (decrease) from capital share transactions                    (800,084) $(5,920,657) (1,481,788) $(11,124,657)
                                                                        ==========  ===========  ==========  ============

March 31, 2006 (Unaudited)


7. Capital Shares (continued).

                                                                             Six Months Ended               Year Ended
                                                                              March 31, 2006            September 30, 2005
                                                                        --------------------------  --------------------------
Strategic Income Fund                                                     Shares        Amount        Shares        Amount
---------------------------------------------------------------------   ----------  --------------  ----------  --------------
Class A:
   Shares sold                                                          53,471,579  $  756,636,872  50,308,376  $  706,576,467
   Shares issued in connection with the reinvestment of distributions    1,780,367      25,158,828   1,468,469      20,639,715
                                                                        ----------  --------------  ----------  --------------
                                                                        55,251,946     781,795,700  51,776,845     727,216,182
   Shares repurchased                                                   (9,535,558)   (134,930,972) (8,154,982)   (114,434,654)
                                                                        ----------  --------------  ----------  --------------
   Net increase (decrease)                                              45,716,388  $  646,864,728  43,621,863  $  612,781,528
                                                                        ----------  --------------  ----------  --------------
Class B:
   Shares sold                                                           1,693,091  $   24,043,352   3,250,360  $   45,753,417
   Shares issued in connection with the reinvestment of distributions      135,922       1,925,497     252,300       3,556,640
                                                                        ----------  --------------  ----------  --------------
                                                                         1,829,013      25,968,849   3,502,660      49,310,057
   Shares repurchased                                                   (1,266,525)    (17,945,228) (2,831,055)    (39,810,800)
                                                                        ----------  --------------  ----------  --------------
   Net increase (decrease)                                                 562,488  $    8,023,621     671,605  $    9,499,257
                                                                        ----------  --------------  ----------  --------------
Class C:
   Shares sold                                                          29,653,688  $  421,041,631  37,693,843  $  531,354,799
   Shares issued in connection with the reinvestment of distributions      425,821       6,036,013     386,067       5,441,310
                                                                        ----------  --------------  ----------  --------------
                                                                        30,079,509     427,077,644  38,079,910     536,796,109
   Shares repurchased                                                   (3,746,977)    (53,157,554) (3,055,156)    (42,960,385)
                                                                        ----------  --------------  ----------  --------------
   Net increase (decrease)                                              26,332,532  $  373,920,090  35,024,754  $  493,835,724
                                                                        ----------  --------------  ----------  --------------
Class Y:
   Shares sold                                                           6,014,573  $   85,451,868   3,058,044  $   42,955,389
   Shares issued in connection with the reinvestment of distributions       27,203         384,224      30,007         421,552
                                                                        ----------  --------------  ----------  --------------
                                                                         6,041,776      85,836,092   3,088,051      43,376,941
   Shares repurchased                                                     (380,517)     (5,389,884)   (332,834)     (4,648,580)
                                                                        ----------  --------------  ----------  --------------
   Net increase (decrease)                                               5,661,259  $   80,446,208   2,755,217  $   38,728,361
                                                                        ----------  --------------  ----------  --------------
   Increase (decrease) from capital share transactions                  78,272,667  $1,109,254,647  82,073,439  $1,154,844,870
                                                                        ==========  ==============  ==========  ==============

                       [LOGO]

  Equity Funds
  Semiannual Report
  March 31, 2006
[LOGO]


Loomis Sayles Global Markets Fund
(formerly Loomis Sayles Worldwide Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 10

Financial Statements....Page 19

                       LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE




Objective:
Seeks high total return through a combination of capital appreciation and current income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1996

--------------------------------------------------------------------------------
Managers:
Mark Baribeau
Dan Fuss
Warren Koontz
David Rolley
Loomis, Sayles &   Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGMAX
                                 Class C LGMCX
                                 Class Y LSWWX

--------------------------------------------------------------------------------
What You Should Know:
Foreign and emerging market securities involve risks not associated with domestic securities, including fluctuations in currencies, differing political and economic conditions and accounting standards. Value stocks may fall out of favor and underperform the overall market during any given period. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Fixed-income securities are subject to credit risk and interest-rate risk; their value generally rises when prevailing interest rates fall and declines when rates rise. Lower-rated bonds may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Strong returns from its globally diversified portfolio of stocks and bonds provided an attractive return for shareholders of Loomis Sayles Global Markets Fund, formerly Loomis Sayles Worldwide Fund. For the six months ended March 31, 2006, the fund's total return was 8.44%, based on the net asset value of the newly created Class A shares and reinvested during the period. (Please see Notes to Charts on the next page for an explanation of how Class A shares were calculated.)

For the period, the MSCI World Index (the fund's benchmark) returned 10.09%. The six-month return on the Citigroup World Government Bond Index, which includes government bonds issued in the United States and other developed countries, was -2.32% for the period, while the average return on Morningstar's Moderate Allocation category was 5.11%. The total return on the Standard & Poor's 500 Index, the fund's former benchmark, was 6.38% for the six months ended March 31, 2006.

JAPANESE AND U.S. STOCKS DROVE EQUITY SELECTIONS
Our equity approach is to maintain a global portfolio composed of our best value and growth ideas, and to focus on stock selection rather than country or sector allocation. Having said that, clear leaders emerged during the six months ended March 31, 2006.

Japanese stocks performed well, as that economy began a long-overdue recovery in the wake of economic reforms. Among the fund's best-performing stocks were Yamada Denki, one of Japan's larger consumer electronics retailers; and Orix, Japan's leading non-bank financial enterprise. Switzerland's ABB Ltd., which sells power and automation technology to utility companies, also benefited from the world's need to increase infrastructure in the power industry. Financial stocks and information technology drove performance in the fund's U.S. equity holdings, where leading selections included CB Richard Ellis Group, a global real estate services firm. Despite weakness in the first three months of 2006, internet search giant Google was a strong contributor to the fund's results. However, our healthcare selections detracted slightly from performance. These included Stryker Corporation, a medical technology company, and Cephalon, a biotech company. Formerly strong contributor Southwestern Energy fell sharply as a warmer-than-expected winter contributed to a drop in energy prices. Cephalon, Stryker and Southwestern Energy were sold.

U.S. DOLLAR WAS STRONGEST CURRENCY
Currency returns were dominated by gains in the U.S. dollar portion of the fund. Non-U.S.-dollar markets were a net negative for the period, chiefly due to losses in the euro and the yen, both of which lost ground relative to the U.S. dollar. Small positions in the Brazilian, Indonesian, South Korean and Thai currencies were also strongly positive. Other strong currencies included Mexico and the U.K.

HIGH-YIELDING AND CONVERTIBLE U.S. BONDS HEADED FIXED-INCOME SELECTIONS Fixed-income gains during the period were dominated by specific U.S. high-yield and convertible securities. Top-performing individual issues included several convertible bonds issued by Level 3 Communications. (Convertible bonds convey the right to be exchanged for the issuing company's common stock.) Corning bonds and our J.P. Morgan Chase note denominated in the Indonesian rupiah rounded out our top three fixed-income performers. The worst performers in this section were Calpine Canada, SLM (New Zealand) and News Corp. (Australia). We have been gradually increasing the duration of the U.S. dollar portfolio by adding long-term corporate bonds.

ASIA SEEN AS LIKELY LEADER AMONG WORLD ECONOMIES
Global economic growth continues to look upbeat, with Asia leading the pack. Europe (in particular Germany) is benefiting from rising consumer and business confidence, while we continue to look for vigorous economic growth in the United States, at least over the near term. However, investors' current fixation with predicting the end of the Federal Reserve Board's interest rate hikes seems to be casting a conservative shadow over the U.S. markets. We see the potential for further increases in yields in bonds denominated in the euro and the yen, as well as further rate hikes in the United States, although the latter may be short-lived relative to the other two key markets, Europe and Japan.

                       LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1/

                May 1, 1996 (inception)/1/ through March 31, 2006

                                     [CHART]

              Net     Maximum                               S&P
             Asset     Sales      MSCI World   Citigroup    500
            Value/2/  Charge/3/     Index        WGBI      Index
            -------- ----------   ----------   ---------   ------
  5/1/1996   10,000    9,425       10,000       10,000     10,000
 5/31/1996   10,089    9,509       10,000       10,000     10,000
 6/30/1996   10,118    9,536       10,052       10,079     10,038
 7/31/1996    9,774    9,212        9,699       10,272      9,595
 8/31/1996   10,011    9,435        9,812       10,312      9,797
 9/30/1996   10,335    9,741       10,198       10,354     10,348
10/31/1996   10,531    9,926       10,271       10,547     10,634
11/30/1996   11,034   10,399       10,849       10,686     11,438
12/31/1996   10,910   10,283       10,677       10,600     11,211
 1/31/1997   10,910   10,283       10,807       10,317     11,911
 2/28/1997   10,920   10,292       10,933       10,239     12,005
 3/31/1997   10,899   10,273       10,719       10,162     11,512
 4/30/1997   11,001   10,368       11,071       10,072     12,199
 5/31/1997   11,314   10,664       11,757       10,346     12,941
 6/30/1997   11,445   10,787       12,345       10,470     13,521
 7/31/1997   12,060   11,367       12,915       10,388     14,597
 8/31/1997   11,765   11,088       12,053       10,382     13,779
 9/30/1997   12,234   11,531       12,710       10,603     14,534
10/31/1997   11,520   10,857       12,043       10,823     14,049
11/30/1997   11,530   10,867       12,258       10,657     14,699
12/31/1997   11,262   10,615       12,409       10,625     14,951
 1/31/1998   11,600   10,933       12,757       10,728     15,117
 2/28/1998   12,299   11,591       13,622       10,815     16,207
 3/31/1998   12,412   11,698       14,199       10,708     17,037
 4/30/1998   12,254   11,550       14,340       10,879     17,208
 5/31/1998   11,725   11,051       14,163       10,905     16,913
 6/30/1998   11,229   10,583       14,501       10,921     17,600
 7/31/1998   11,229   10,583       14,480       10,935     17,412
 8/31/1998   10,035    9,458       12,551       11,233     14,895
 9/30/1998   10,013    9,437       12,775       11,831     15,849
10/31/1998   10,734   10,117       13,932       12,181     17,138
11/30/1998   11,365   10,712       14,763       12,009     18,177
12/31/1998   11,561   10,896       15,486       12,251     19,224
 1/31/1999   11,720   11,046       15,828       12,138     20,028
 2/28/1999   11,499   10,838       15,409       11,748     19,406
 3/31/1999   11,855   11,174       16,053       11,778     20,182
 4/30/1999   12,347   11,637       16,688       11,773     20,964
 5/31/1999   12,409   11,695       16,080       11,575     20,469
 6/30/1999   12,692   11,962       16,832       11,372     21,605
 7/31/1999   12,925   12,182       16,784       11,651     20,930
 8/31/1999   12,876   12,136       16,757       11,705     20,827
 9/30/1999   12,778   12,044       16,596       11,887     20,256
10/31/1999   13,270   12,507       17,461       11,881     21,537
11/30/1999   15,339   14,457       17,955       11,757     21,975
12/31/1999   18,524   17,459       19,410       11,728     23,269
 1/31/2000   17,886   16,858       18,301       11,478     22,100
 2/29/2000   20,437   19,262       18,353       11,396     21,682
 3/31/2000   20,118   18,961       19,624       11,749     23,803
 4/30/2000   19,201   18,097       18,796       11,365     23,087
 5/31/2000   18,709   17,633       18,323       11,454     22,613
 6/30/2000   19,321   18,210       18,942       11,731     23,171
 7/31/2000   18,683   17,609       18,411       11,533     22,809
 8/31/2000   19,201   18,097       19,012       11,446     24,225
 9/30/2000   18,669   17,596       18,004       11,423     22,946
10/31/2000   17,779   16,756       17,704       11,278     22,849
11/30/2000   16,888   15,917       16,632       11,502     21,048
12/31/2000   17,653   16,638       16,903       11,915     21,151
 1/31/2001   17,801   16,778       17,231       11,899     21,901
 2/28/2001   17,338   16,341       15,777       11,895     19,904
 3/31/2001   16,544   15,593       14,744       11,552     18,643
 4/30/2001   16,822   15,855       15,837       11,511     20,092
 5/31/2001   17,063   16,082       15,640       11,476     20,227
 6/30/2001   16,933   15,959       15,153       11,371     19,734
 7/31/2001   16,749   15,786       14,953       11,658     19,540
 8/31/2001   16,656   15,699       14,238       12,096     18,317
 9/30/2001   15,880   14,967       12,986       12,185     16,838
10/31/2001   16,195   15,263       13,236       12,281     17,159
11/30/2001   16,454   15,508       14,021       12,108     18,475
12/31/2001   16,515   15,565       14,110       11,797     18,637
 1/31/2002   16,272   15,336       13,685       11,578     18,365
 2/28/2002   16,291   15,355       13,568       11,638     18,011
 3/31/2002   16,594   15,640       14,198       11,606     18,688
 4/30/2002   16,676   15,717       13,695       12,022     17,555
 5/31/2002   16,958   15,983       13,727       12,362     17,426
 6/30/2002   16,574   15,621       12,897       12,959     16,185
 7/31/2002   15,787   14,879       11,811       13,086     14,923
 8/31/2002   15,969   15,050       11,836       13,314     15,021
 9/30/2002   15,322   14,441       10,537       13,460     13,388
10/31/2002   15,705   14,802       11,316       13,405     14,567
11/30/2002   16,350   15,410       11,929       13,421     15,424
12/31/2002   16,427   15,483       11,353       14,096     14,518
 1/31/2003   16,573   15,620       11,010       14,289     14,138
 2/28/2003   16,741   15,778       10,822       14,490     13,926
 3/31/2003   16,761   15,797       10,792       14,534     14,061
 4/30/2003   17,617   16,604       11,756       14,708     15,219
 5/31/2003   18,535   17,469       12,433       15,346     16,021
 6/30/2003   18,682   17,608       12,653       15,098     16,225
 7/31/2003   18,431   17,372       12,912       14,649     16,511
 8/31/2003   18,807   17,726       13,194       14,570     16,833
 9/30/2003   19,560   18,435       13,278       15,396     16,655
10/31/2003   20,291   19,124       14,069       15,319     17,597
11/30/2003   20,480   19,302       14,286       15,577     17,752
12/31/2003   21,490   20,254       15,186       16,198     18,683
 1/31/2004   21,814   20,560       15,433       16,241     19,025
 2/29/2004   22,074   20,804       15,697       16,266     19,290
 3/31/2004   22,290   21,008       15,599       16,500     18,999
 4/30/2004   21,447   20,214       15,288       15,793     18,701
 5/31/2004   21,383   20,154       15,426       15,917     18,957
 6/30/2004   21,836   20,581       15,762       15,951     19,326
 7/31/2004   21,360   20,132       15,251       15,870     18,686
 8/31/2004   21,642   20,398       15,324       16,245     18,762
 9/30/2004   22,097   20,826       15,619       16,474     18,965
10/31/2004   22,702   21,397       16,005       16,961     19,255
11/30/2004   23,783   22,415       16,853       17,573     20,034
12/31/2004   24,468   23,061       17,501       17,875     20,716
 1/31/2005   24,135   22,747       17,111       17,624     20,211
 2/28/2005   24,777   23,352       17,660       17,649     20,636
 3/31/2005   24,091   22,706       17,326       17,414     20,271
 4/30/2005   23,715   22,351       16,960       17,672     19,886
 5/31/2005   24,469   23,062       17,274       17,315     20,519
 6/30/2005   24,890   23,459       17,431       17,165     20,548
 7/31/2005   25,821   24,336       18,044       16,997     21,312
 8/31/2005   25,976   24,482       18,188       17,303     21,118
 9/30/2005   26,264   24,754       18,666       16,972     21,289
10/31/2005   26,085   24,586       18,217       16,663     20,934
11/30/2005   26,860   25,316       18,834       16,460     21,726
12/31/2005   27,422   25,845       19,256       16,646     21,733
 1/31/2006   28,568   26,925       20,119       16,861     22,309
 2/28/2006   28,342   26,712       20,098       16,774     22,369
 3/31/2006   28,467   26,829       20,549       16,578     22,648

Average Annual Total Returns -- March 31, 2006


                                                                           SINCE FUND
                                          6 MONTHS/6/ 1 YEAR/6/ 5 YEARS/6/ INCEPTION/6/
CLASS A/1/
Net Asset Value/2/                           8.44%     18.21%     11.47%      11.13%
With Maximum Sales Charge/3/                 2.22      11.44      10.15       10.47

CLASS C/1/
Net Asset Value/2/                           8.07      17.36      10.66       10.30
With CDSC/4/                                 7.07      16.36      10.66       10.30

Class Y/1/
Net Asset Value/2/                           8.53      18.43      11.75       11.41
---------------------------------------------------------------------------------------

                                                                           SINCE FUND
COMPARATIVE PERFORMANCE                    6 MONTHS    1 YEAR    5 YEARS   INCEPTION/5/
MSCI World Index                            10.09%     18.60%      6.87%       7.54%
Citigroup World Government Bond Index       -2.32      -4.80       7.49        5.23
S&P 500 Index                                6.38      11.72       3.97        8.87
Morningstar Moderate Allocation Fund Avg.    5.11      10.34       4.88        7.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                     % of Net Assets as of
FUND COMPOSITION                     3/31/06    9/30/05
----------------------------------------------------------
Common Stocks                         66.8       64.3
----------------------------------------------------------
Bonds and Notes                       28.6       30.1
----------------------------------------------------------
Other Assets                           4.6        5.6
----------------------------------------------------------

                                     % of Net Assets as of
TEN LARGEST HOLDINGS                 3/31/06    9/30/05
----------------------------------------------------------
Orix Corp.                             2.1        1.8
----------------------------------------------------------
QUALCOMM, Inc.                         2.0        1.4
----------------------------------------------------------
America Movil S.A. de C.V., Series L   1.9        1.1
----------------------------------------------------------
Corning, Inc.                          1.8        0.0
----------------------------------------------------------
Legg Mason, Inc.                       1.7        1.7
----------------------------------------------------------
Piraeus Bank S.A.                      1.7        1.5
----------------------------------------------------------
Coach, Inc.                            1.7        1.3
----------------------------------------------------------
Yamada Denki Co., Ltd.                 1.7        1.3
----------------------------------------------------------
Moody's Corp.                          1.7        0.0
----------------------------------------------------------
Broadcom Corp.                         1.6        0.0
----------------------------------------------------------

                                     % of Net Assets as of
FIVE LARGEST INDUSTRIES              3/31/06    9/30/05
----------------------------------------------------------
Capital Markets                        7.6        4.8
----------------------------------------------------------
Pharmaceuticals                        5.5        2.3
----------------------------------------------------------
Communications Equipment               5.3        3.1
----------------------------------------------------------
Sovereigns                             5.2        7.3
----------------------------------------------------------
Commercial Banks                       4.0        1.8
----------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
Note: MSCI World Index replaces the S&P 500 Index as the primary broad-based index and the Citigroup World Government Bond Index is being added as a secondary index because Loomis Sayles believes these indices better reflect the global nature of the securities in which the fund may invest.
/1/Returns shown in the chart include performance of the fund's Institutional
   Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect expenses of Class A and Class C shares, respectively. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes the maximum sales charge for Class A shares of 5.75%. /4/Performance for Class C shares assumes a 1% contingent deferred sales charge
   (CDSC) applied when you sell shares within one year of purchase.
/5/The since-inception comparative performance figures shown are calculated from 5/1/96.
/6/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.

                           LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 16, 1991

--------------------------------------------------------------------------------
Managers:
Mark Baribeau
Pamela Czekanski
Richard Skaggs
Loomis, Sayles &
  Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGRRX
                                 Class B LGRBX
                                 Class C LGRCX
                                 Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.
Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund's overall return.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Growth Fund takes a long-term approach, focusing on companies that are proven leaders in their industries. For the six months ended March 31, 2006, this approach led to strong results among finance and technology selections, but disappointments among some holdings vulnerable to short-term volatility in prices of energy commodities.

For the six-month period, the fund's Class A shares generated a total return of 6.14% at net asset value, while the benchmark Russell 1000 Growth Index gained 6.16%. The average return on the funds in Morningstar's Large Growth category was 7.11% for the same period.

GOOGLE, MOODY'S AND APPLE WERE TOP PERFORMERS
Internet search giant Google was the strongest individual stock in the fund's portfolio during the first half of its fiscal year, despite weakness early in 2006. The company registered strong gains in revenue from increased internet advertising spending in 2005, although shares slipped in the first quarter of 2006 when Google announced that its earnings were not keeping pace with earlier expectations. This was the first such announcement since Google went public in 2004.

Among the fund's financial holdings, Moody's Corp. was the leading performer, with two very strong quarterly earnings reports released in the past six months. Moody's continued to benefit from brisk growth in its overseas operations and from its healthy business in structured financing for corporate customers.

Apple Computer was a leader among the fund's technology holdings, driven by the extraordinary popularity of its iPod series of products. The company recently launched several new products in the series, including the Nano, a smaller version of the iPod, and a new flagship iPod that can play videos as well as music. Sales of the company's new video service reached $1 million in the first three weeks after its launch, although iPod sales have experienced some seasonality.

SOME ENERGY AND UTILITIES COMPANIES PROVED DISAPPOINTING
Energy and utility companies had the most negative impact on results. Chesapeake Energy and Southwestern Energy, two exploration and production companies with a focus on natural gas, were the largest detractors from performance. Both companies' shares declined during the six-month period, as a warmer-than-expected winter in the Northeast led to reduced demand and the price of natural gas fell. We sold both positions.

INCREASED FOCUS ON HEALTHCARE AND TECHNOLOGY
We increased the fund's holdings in the healthcare and technology sectors, where we saw opportunities for accelerating earnings growth and strong fundamentals. At the same time, we trimmed the fund's exposure to energy because we were concerned about the recent volatility of commodity prices. We remain consistent in our overall approach, emphasizing companies that appear to have strong fundamentals and demonstrated leadership. We also pay close attention to factors that influence broad economic trends, including inflationary expectations and shifts in the Federal Reserve Board's policies.

OUTLOOK FOR CONTINUED ECONOMIC EXPANSION
We believe the economy will continue to expand, producing moderate growth in corporate profits. If our forecast is correct, an improvement in corporate earnings, combined with attractive stock dividend levels, should result in positive stock market performance over the intermediate term. However, we also believe near-term market results will be influenced by investors' fixation with trying to predict when the Fed will stop raising short-term interest rates. This fixation on near-term events, and the influence on investor psychology of the latest published economic statistics, may delay the impact of long-term, positive fundamental trends. We remain conservative in our expectations for both economic growth and inflationary pressures.

                           LOOMIS SAYLES GROWTH FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/


                      March 31,1996 through March 31, 2006

                                     [CHART]

                 Net Asset         Maximum Sales        Russell 1000
                 Value /2/           Charge/3/          Growth Index
                 ---------           ---------          ------------
 3/31/1996       $10,000             $ 9,425              $10,000
 4/30/1996        10,577               9,969               10,263
 5/31/1996        10,850              10,226               10,622
 6/30/1996        10,869              10,244               10,636
 7/31/1996         9,886               9,317               10,013
 8/31/1996        10,305               9,712               10,271
 9/30/1996        11,009              10,376               11,019
10/31/1996        11,458              10,799               11,086
11/30/1996        11,940              11,254               11,918
12/31/1996        11,615              10,948               11,685
 1/31/1997        12,635              11,909               12,504
 2/28/1997        11,944              11,257               12,420
 3/31/1997        11,236              10,590               11,748
 4/30/1997        11,132              10,492               12,528
 5/31/1997        12,230              11,527               13,432
 6/30/1997        12,619              11,893               13,969
 7/31/1997        13,897              13,098               15,205
 8/31/1997        13,575              12,794               14,315
 9/30/1997        14,782              13,932               15,019
10/31/1997        14,621              13,780               14,464
11/30/1997        14,182              13,367               15,078
12/31/1997        14,426              13,596               15,247
 1/31/1998        13,830              13,035               15,703
 2/28/1998        14,804              13,953               16,884
 3/31/1998        15,319              14,438               17,558
 4/30/1998        15,754              14,848               17,801
 5/31/1998        15,148              14,277               17,295
 6/30/1998        15,823              14,913               18,355
 7/31/1998        14,964              14,103               18,233
 8/31/1998        11,962              11,274               15,497
 9/30/1998        13,280              12,517               16,687
10/31/1998        14,186              13,370               18,028
11/30/1998        14,278              13,457               19,400
12/31/1998        16,242              15,308               21,149
 1/31/1999        16,743              15,781               22,391
 2/28/1999        16,054              15,131               21,368
 3/31/1999        17,481              16,476               22,493
 4/30/1999        17,717              16,698               22,522
 5/31/1999        17,231              16,241               21,830
 6/30/1999        18,439              17,379               23,359
 7/31/1999        17,624              16,611               22,617
 8/31/1999        17,765              16,744               22,986
 9/30/1999        17,342              16,345               22,503
10/31/1999        18,676              17,602               24,203
11/30/1999        19,950              18,803               25,509
12/31/1999        23,098              21,770               28,162
 1/31/2000        22,195              20,919               26,841
 2/29/2000        24,951              23,517               28,153
 3/31/2000        25,615              24,142               30,168
 4/30/2000        23,573              22,218               28,733
 5/31/2000        22,008              20,743               27,286
 6/30/2000        24,205              22,813               29,354
 7/31/2000        23,984              22,605               28,130
 8/31/2000        26,572              25,044               30,677
 9/30/2000        25,193              23,745               27,775
10/31/2000        23,304              21,964               26,461
11/30/2000        19,335              18,223               22,561
12/31/2000        19,352              18,240               21,847
 1/31/2001        18,811              17,729               23,356
 2/28/2001        16,557              15,605               19,391
 3/31/2001        15,115              14,246               17,281
 4/30/2001        16,252              15,317               19,466
 5/31/2001        15,710              14,807               19,180
 6/30/2001        15,512              14,621               18,736
 7/31/2001        14,827              13,974               18,267
 8/31/2001        13,691              12,904               16,774
 9/30/2001        12,371              11,660               15,099
10/31/2001        13,062              12,311               15,891
11/30/2001        14,203              13,386               17,418
12/31/2001        14,564              13,727               17,385
 1/31/2002        14,533              13,698               17,078
 2/28/2002        13,753              12,962               16,369
 3/31/2002        14,354              13,529               16,935
 4/30/2002        13,903              13,104               15,553
 5/31/2002        13,813              13,019               15,177
 6/30/2002        12,851              12,112               13,773
 7/31/2002        11,771              11,094               13,016
 8/31/2002        11,771              11,094               13,055
 9/30/2002        10,960              10,329               11,700
10/31/2002        11,771              11,094               12,774
11/30/2002        12,071              11,377               13,468
12/31/2002        11,201              10,556               12,537
 1/31/2003        11,111              10,472               12,233
 2/28/2003        11,051              10,415               12,177
 3/31/2003        11,291              10,641               12,404
 4/30/2003        12,011              11,320               13,321
 5/31/2003        12,702              11,971               13,985
 6/30/2003        12,732              12,000               14,178
 7/31/2003        13,273              12,510               14,531
 8/31/2003        13,633              12,849               14,892
 9/30/2003        13,243              12,482               14,733
10/31/2003        14,504              13,670               15,560
11/30/2003        14,624              13,783               15,723
12/31/2003        14,804              13,953               16,267
 1/31/2004        15,134              14,264               16,599
 2/29/2004        15,254              14,377               16,705
 3/31/2004        15,194              14,321               16,395
 4/30/2004        14,714              13,868               16,204
 5/31/2004        15,164              14,292               16,506
 6/30/2004        15,615              14,717               16,713
 7/31/2004        14,534              13,699               15,768
 8/31/2004        14,354              13,529               15,690
 9/30/2004        14,954              14,094               15,839
10/31/2004        15,494              14,603               16,086
11/30/2004        16,485              15,538               16,639
12/31/2004        17,117              16,133               17,292
 1/31/2005        16,425              15,481               16,715
 2/28/2005        16,665              15,707               16,893
 3/31/2005        16,185              15,255               16,585
 4/30/2005        15,675              14,774               16,269
 5/31/2005        16,696              15,736               17,057
 6/30/2005        17,117              16,132               16,994
 7/31/2005        17,957              16,924               17,824
 8/31/2005        17,657              16,642               17,595
 9/30/2005        18,107              17,066               17,676
10/31/2005        17,988              16,954               17,504
11/30/2005        18,858              17,774               18,259
12/31/2005        18,919              17,831               18,202
 1/31/2006        19,579              18,453               18,521
 2/28/2006        19,248              18,141               18,492
 3/31/2006        19,206              18,103               18,765


Average Annual Total Returns -- March 31, 2006


                                   6 MONTHS/5/ 1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A/1/
Net Asset Value/2/                    6.14%     18.74%     4.92%       6.74%
With Maximum Sales Charge/3/          0.00      11.89      3.69        6.11

CLASS B/1/
Net Asset Value/2/                    5.72      17.82      4.13        5.96
With CDSC/4/                          0.72      12.82      3.87        5.96

CLASS C/1/
Net Asset Value/2/                    5.72      17.82      4.13        5.96
With CDSC/4/                          4.72      16.82      4.13        5.96

CLASS Y/1/
Net Asset Value/2/                    6.07      19.00      5.17        6.98
-------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE             6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Russell 1000 Growth Index             6.16%     13.14%     1.66%       6.50%
Morningstar Large Growth Fund Avg.    7.11      15.28      1.67        6.72

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                 % of Net Assets as of
FUND COMPOSITION                 3/31/06    9/30/05
------------------------------------------------------
Common Stocks                     98.3       96.3
------------------------------------------------------
Short Term Investments and Other   1.7        3.7
------------------------------------------------------

                                 % of Net Assets as of
TEN LARGEST HOLDINGS             3/31/06    9/30/05
------------------------------------------------------
Apple Computer, Inc.               3.3        2.1
------------------------------------------------------
Goldman Sachs Group, Inc.          3.3        1.2
------------------------------------------------------
UnitedHealth Group, Inc.           3.3        2.0
------------------------------------------------------
QUALCOMM, Inc.                     3.2        2.5
------------------------------------------------------
Legg Mason, Inc.                   3.2        3.5
------------------------------------------------------
Lehman Brothers Holdings, Inc.     3.1        2.0
------------------------------------------------------
Cisco Systems, Inc.                3.0        0.9
------------------------------------------------------
Moody's Corp.                      2.9        2.6
------------------------------------------------------
Starbucks Corp.                    2.9        0.0
------------------------------------------------------
Corning, Inc.                      2.7        1.4
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES          3/31/06    9/30/05
------------------------------------------------------
Capital Markets                   12.9       13.3
------------------------------------------------------
Healthcare Providers & Services   12.5       11.0
------------------------------------------------------
Communications Equipment          10.4        7.1
------------------------------------------------------
Computers & Peripherals            6.6        4.9
------------------------------------------------------
Specialty Retail                   5.6        5.0
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.

                          LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
July 31, 2000

--------------------------------------------------------------------------------
Managers:
Maureen G. Depp
Brian James
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSRRX
                                 Class B LSCBX
                                 Class C LSCCX
                                 Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------

During a generally favorable climate for stock prices, Loomis Sayles Research Fund outperformed its benchmark and provided above-average results relative to its peers for the first half of its fiscal year, which ended March 31, 2006. Class A shares of the fund returned 7.35% at net asset value, while the benchmark Standard & Poor's 500 Index returned 6.38% and the average return of funds in Morningstar's Large Blend category was 6.80%.

FINANCIAL SERVICES AND INDUSTRIAL STOCKS LED PERFORMANCE
Stocks selected in the financial services and industrial areas drove results, while holdings in information technology also contributed. In the financial sector, we focused on companies we believed were undervalued relative to our assessment of their true value, which led to several successful selections in the asset management and capital markets areas. Our de-emphasis on lending institutions also helped.

Our best performing financial companies included Bear Stearns Co., a major investment banking and brokerage firm, and CB Richard Ellis Group, a global real estate services corporation. Our industrial holdings made positive contributions to performance, reflecting our focus on companies that appear to be well managed and able to generate healthy cash flows as well as benefit from opportunities at this stage in the economic cycle. Transocean, the world's leading offshore drilling contractor, was also a top contributor. Investors were encouraged by announcements that Transocean had signed several multi-year drilling contracts.

HEALTHCARE AND SOME ENERGY INVESTMENTS PROVED DISAPPOINTING
Our healthcare and energy selections were less successful. Several of the portfolio's healthcare stocks, which had performed well in 2005, slumped as investors became concerned about high valuations and the sustainability of company growth trends. Mounting concerns about regulatory pressures and reimbursement issues also hurt some healthcare holdings. One notable disappointment in this sector was Kinetic Concepts, a manufacturer and distributor of medical equipment with strong fundamentals. We sold the position because of the unpredictability of several factors affecting its earnings outlook.

In the case of our energy holdings, the prices of several stocks declined after years of strong performance. Some energy companies also were hurt by declining natural gas prices during the quarter, related to lower-than-expected demand because of warm weather. Chevron declined because of short-term production issues related to damage during the hurricane season. Shares of Apple Computer, an outstanding performer in 2005, also slipped in price during the first three months of calendar 2006, reflecting weakness in sales of its successful iPod products. We believe this weakness will prove to be a seasonal phenomenon, but investors generally seemed uncertain about the impact of Apple's plans to adopt a new semiconductor architecture for its computers. Both Chevron and Apple were sold.

STOCK SELECTION RATHER THAN SECTOR DECISIONS DRIVES STRATEGY
In managing this fund, we use a "bottom-up" approach, focusing on each company's fundamentals within the context of its industry and competitive dynamics. At the same time, we try to neutralize the impact of macroeconomic factors that are difficult to predict. Our sector weightings tend to remain close to those of the benchmark Standard & Poor's 500 Index. This strategy is a constant over time.

GENERAL MARKET SHOULD PRODUCE MODERATE RETURNS
In general, we believe stocks have the potential to deliver positive returns, in line with long-term historical averages. Against a backdrop of steady economic growth, we think corporations should be able to continue to improve their earnings while paying respectable stock dividends. However, our favorable outlook is tempered by a recognition that the market often is influenced by short-term factors that can impede the recognition of long-term trends. We continue to have a conservative view of the prospects for both economic growth and inflationary pressures and we look forward to the time when the Federal Reserve Board is able to shift to a more neutral policy, neither stimulating nor muting economic expansion.

                          LOOMIS SAYLES RESEARCH FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1/



                July 31, 2000 (inception) through March 31, 2006

                                     [CHART]

              Net Asset Value/2/      Maximum Sales Charge/3/    S&P 500 Index
              ------------------      -----------------------    -------------
 7/31/2000          $10,000                 $ 9,425                $10,000
 8/31/2000           10,937                  10,308                 10,621
 9/30/2000           10,538                   9,932                 10,060
10/31/2000           10,109                   9,528                 10,018
11/30/2000            8,698                   8,198                  9,228
12/31/2000            9,039                   8,519                  9,273
 1/31/2001            9,149                   8,623                  9,602
 2/28/2001            8,147                   7,679                  8,727
 3/31/2001            7,646                   7,206                  8,174
 4/30/2001            8,298                   7,820                  8,809
 5/31/2001            8,368                   7,887                  8,868
 6/30/2001            8,227                   7,754                  8,652
 7/31/2001            7,997                   7,537                  8,567
 8/31/2001            7,526                   7,093                  8,031
 9/30/2001            6,865                   6,470                  7,382
10/31/2001            7,105                   6,696                  7,523
11/30/2001            7,626                   7,187                  8,100
12/31/2001            7,793                   7,345                  8,171
 1/31/2002            7,713                   7,270                  8,052
 2/28/2002            7,623                   7,185                  7,896
 3/31/2002            7,903                   7,449                  8,193
 4/30/2002            7,582                   7,146                  7,697
 5/31/2002            7,492                   7,061                  7,640
 6/30/2002            7,001                   6,598                  7,096
 7/31/2002            6,429                   6,059                  6,543
 8/31/2002            6,389                   6,022                  6,586
 9/30/2002            5,707                   5,378                  5,870
10/31/2002            6,148                   5,794                  6,387
11/30/2002            6,399                   6,031                  6,762
12/31/2002            6,079                   5,729                  6,365
 1/31/2003            5,938                   5,597                  6,198
 2/28/2003            5,848                   5,512                  6,105
 3/31/2003            5,928                   5,587                  6,165
 4/30/2003            6,360                   5,994                  6,672
 5/31/2003            6,712                   6,326                  7,024
 6/30/2003            6,803                   6,411                  7,114
 7/31/2003            6,954                   6,554                  7,239
 8/31/2003            7,054                   6,649                  7,380
 9/30/2003            6,934                   6,535                  7,302
10/31/2003            7,376                   6,952                  7,715
11/30/2003            7,467                   7,037                  7,783
12/31/2003            7,760                   7,313                  8,191
 1/31/2004            7,860                   7,408                  8,341
 2/29/2004            8,022                   7,560                  8,457
 3/31/2004            7,951                   7,494                  8,330
 4/30/2004            7,729                   7,285                  8,199
 5/31/2004            7,840                   7,389                  8,311
 6/30/2004            8,031                   7,569                  8,473
 7/31/2004            7,658                   7,218                  8,193
 8/31/2004            7,648                   7,209                  8,226
 9/30/2004            7,850                   7,399                  8,315
10/31/2004            7,921                   7,465                  8,442
11/30/2004            8,354                   7,874                  8,783
12/31/2004            8,671                   8,172                  9,082
 1/31/2005            8,560                   8,068                  8,861
 2/28/2005            8,752                   8,248                  9,047
 3/31/2005            8,689                   8,189                  8,887
 4/30/2005            8,417                   7,933                  8,719
 5/31/2005            8,780                   8,275                  8,996
 6/30/2005            8,951                   8,436                  9,009
 7/31/2005            9,273                   8,740                  9,344
 8/31/2005            9,122                   8,598                  9,259
 9/30/2005            9,294                   8,759                  9,334
10/31/2005            9,102                   8,579                  9,178
11/30/2005            9,545                   8,997                  9,525
12/31/2005            9,572                   9,022                  9,528
 1/31/2006            9,870                   9,302                  9,781
 2/28/2006            9,892                   9,323                  9,807
 3/31/2006            9,977                   9,405                  9,929

Average Annual Total Returns -- March 31, 2006


                                                                   SINCE FUND
                                  6 MONTHS/6/ 1 YEAR/6/ 5 YEARS/6/ INCEPTION/6/
CLASS A/1/
Net Asset Value/2/                   7.35%     14.82%     5.47%       -0.04%
With Maximum Sales Charge/3/         1.20       8.17      4.21        -1.08

CLASS B/1/
Net Asset Value/2/                   6.90      13.91      4.58        -0.88
With CDSC/4/                         1.90       8.91      4.24        -1.04

CLASS C/1/
Net Asset Value/2/                   6.92      13.81      4.49        -0.95
With CDSC/4/                         5.92      12.81      4.49        -0.95

Class Y/1/
Net Asset Value/2/                   7.45      15.15      5.79         0.26
-------------------------------------------------------------------------------

                                                                   SINCE FUND
COMPARATIVE PERFORMANCE            6 MONTHS    1 YEAR    5 YEARS   INCEPTION/5/
S&P 500 Index                        6.38%     11.72%     3.97%       -0.13%
Morningstar Large Blend Fund Avg.    6.80      12.76      3.77         0.58

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                3/31/06    9/30/05
-----------------------------------------------------
Common Stocks                    99.5       99.9
-----------------------------------------------------
Other Assets                      0.5        0.1
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            3/31/06    9/30/05
-----------------------------------------------------
Hewlett-Packard Co.               3.9        1.3
-----------------------------------------------------
Exxon Mobil Corp.                 3.8        1.4
-----------------------------------------------------
Lehman Brothers Holdings, Inc.    2.8        2.7
-----------------------------------------------------
Procter & Gamble Co.              2.8        2.7
-----------------------------------------------------
Bear Stearns Cos., Inc.           2.7        2.0
-----------------------------------------------------
PepsiCo, Inc.                     2.6        2.2
-----------------------------------------------------
Goldman Sachs Group, Inc.         2.6        2.4
-----------------------------------------------------
Coca-Cola Co.                     2.5        2.8
-----------------------------------------------------
QUALCOMM, Inc.                    2.4        1.0
-----------------------------------------------------
UnitedHealth Group, Inc.          2.4        1.7
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES         3/31/06    9/30/05
-----------------------------------------------------
Capital Markets                  13.1       11.3
-----------------------------------------------------
Healthcare Providers & Services   9.7        6.2
-----------------------------------------------------
Computers & Peripherals           8.3        1.3
-----------------------------------------------------
Oil, Gas & Consumable Fuels       6.6        4.3
-----------------------------------------------------
Communications Equipment          5.8        5.2
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include the performance of the fund's Retail
  Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/The since-inception performance comparisons shown are calculated from 8/1/00. /6/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Standard & Poor's 500 Index ("S&P 500") is an unmanaged index of U.S. common stock performance.

Citigroup World Government Bond Index ("Citigroup WGBI") is an unmanaged index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating.

Morgan Stanley Capital International World Index ("MSCI World") is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index of the 1,000 largest U.S. companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2005 (or commencement of operations, if later) through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD
LOOMIS SAYLES GLOBAL MARKETS FUND                10/1/05               3/31/06             10/1/05 - 3/31/06
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,084.00                 $2.07+
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,006.00                 $1.99+
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,081.00                 $3.31+
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,005.00                 $3.19+
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,085.00                  $5.20*
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.00                  $5.03*
-----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after advisory waiver and/or reimbursements): 1.00% for Class A and Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).
+Expenses are equal to the Fund's annualized expense ratio (after advisory waiver and/or reimbursements): 1.25% and 2.00% for Class A and C respectively, multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period from commencement of operations February 1, 2006).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                        10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,061.40                  $5.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.13                  $5.85
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,057.20                  $9.73
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.47                  $9.53
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,057.20                  $9.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.43                  $9.57
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,060.70                  $4.38
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.68                  $4.30
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after advisory waiver and/or reimbursements): 1.16%, 1.90%, 1.91% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                      10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,074.00                   $6.46
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.00                   $6.29
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,069.00                  $10.32
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.00                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,069.00                  $10.32
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.00                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,075.00                   $4.40
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.00                   $4.28
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after advisory waiver and/or reimbursements): 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

         LOOMIS SAYLES GLOBAL MARKETS FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (unaudited)

  Principal
   Amount     Description                                                Value (+)
-------------------------------------------------------------------------------------
Bonds and Notes -- 28.6% of Total Net Assets
Non-Convertible Bonds -- 26.6%
              Argentina -- 0.2%
$     515,000 Republic of Argentina,
              2.000%, 9/30/2014, (ARS)                                $       172,363
                                                                      ---------------
              Australia -- 0.1%
      120,000 South Australia Government Finance Authority,
              Zero Coupon, 12/21/2015, (AUD)                                   50,244
                                                                      ---------------
              Austria -- 0.1%
   10,000,000 Osterreichsche Kontrollbank AG,
              1.800%, 3/22/2010, (JPY)                                         86,871
                                                                      ---------------
              Brazil -- 0.1%
       50,000 Republic of Brazil,
              8.750%, 2/04/2025(b)                                             57,250
                                                                      ---------------
              Canada -- 0.9%
      120,000 Bowater, Inc.,
              10.850%, 11/30/2014, (CAD)                                      112,206
      195,000 Canadian Government Bond,
              5.250%, 6/01/2013                                               177,259
       25,000 Canadian Pacific Railway Ltd.,
              4.900%, 6/15/2010, 144A                                          21,608
      120,000 Government of Quebec,
              5.625%, 6/21/2011, (EUR)                                        158,033
       50,000 Molson Coors Capital Finance,
              5.000%, 9/22/2015, (CAD)                                         41,569
       50,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                45,750
       25,000 Rogers Wireless, Inc.,
              7.625%, 12/15/2011, (CAD)                                        23,040
       70,000 Shaw Communications, Inc.,
              6.100%, 11/16/2012                                               60,287
                                                                      ---------------
                                                                              639,752
                                                                      ---------------
              Cayman Island -- 0.4%
      100,000 LPG International, Inc.,
              7.250%, 12/20/2015, 144A(b)                                     100,380
      190,000 Vale Overseas Ltd.,
              8.250%, 1/17/2034                                               218,025
                                                                      ---------------
                                                                              318,405
                                                                      ---------------
              Chile -- 0.1%
      100,000 Empresa Nacional de Electricidad SA,
              7.875%, 2/01/2027                                               107,753
                                                                      ---------------
              Denmark -- 0.1%
      525,000 Kingdom of Denmark,
              4.000%, 8/15/2008, (DKK)                                         86,230
                                                                      ---------------
              France -- 0.0%
       25,000 Dexia Municipal Agency,
              5.500%, 4/25/2006, (EUR)                                         30,337
                                                                      ---------------
              Germany -- 1.7%
      150,000 Eurohypo AG - Europaeische Hypothekenbank der Deutschen
              Bank,
              4.000%, 2/01/2007                                               183,023
      115,000 Hypothekenbank in Essen AG,
              5.250%, 1/22/2008                                               143,809
      260,000 KFW,
              2.500%, 10/11/2010                                              301,018

  Principal
   Amount     Description                  Value (+)
-------------------------------------------------------
              Germany -- continued
$     170,000 Republic of Germany,
              3.000%, 4/11/2008         $       204,773
      305,000 Republic of Germany,
              3.250%, 4/17/2009                 367,673
                                        ---------------
                                              1,200,296
                                        ---------------
              Indonesia -- 0.2%
      125,000 Republic of Indonesia,
              6.875%, 3/09/2017, 144A           123,125
                                        ---------------
              Ireland -- 0.5%
   30,000,000 Depfa ACS Bank,
              0.750%, 9/22/2008, (JPY)          254,439
       50,000 Elan Financial Plc,
              7.750%, 11/15/2011                 47,375
       30,000 Republic of Ireland,
              4.600%, 4/18/2016, (EUR)           38,800
                                        ---------------
                                                340,614
                                        ---------------
              Japan -- 0.8%
   70,000,000 Japan Government,
              0.200%, 9/20/2007, (JPY)          592,547
                                        ---------------
              Korea -- 0.2%
      150,000 Hanarotelecom, Inc.,
              7.000%, 2/01/2012, 144A           148,042
                                        ---------------
              Mexico -- 1.1%
      125,000 America Movil SA de CV,
              5.500%, 3/01/2014                 119,799
    1,000,000 America Movil SA,
              9.000%, 1/15/2016, (MXN)           92,448
      100,000 Desarrolladora Homex SA,
              7.500%, 9/28/2015                  97,000
    7,000,000 Government of Mexico,
              6.750%, 6/06/2006, (JPY)           60,157
      125,000 Innova S de RL,
              9.375%, 9/19/2013                 140,000
      100,000 Mexican Fixed Rate Bonds,
              4.250%, 6/16/2015, (EUR)          118,640
    1,000,000 Mexican Fixed Rate Bonds,
              9.000%, 12/20/2012, (MXN)          94,691
    1,000,000 Mexican Fixed Rate Bonds,
              9.500%, 12/18/2014                 97,677
                                        ---------------
                                                820,412
                                        ---------------
              Netherlands -- 0.5%
      100,000 Excelcomindo Finance Co.,
              7.125%, 1/18/2013, 144A            99,750
      210,000 Kingdom of Netherlands,
              5.000%, 7/15/2011, (EUR)          271,665
       10,000 Olivetti Finance NV,
              6.875%, 1/24/2013                  13,815
                                        ---------------
                                                385,230
                                        ---------------
              Norway -- 0.4%
    1,600,000 Kingdom of Norway,
              5.500%, 5/15/2009, (NOK)          257,538
                                        ---------------
              Peru -- 0.4%
      281,300 Republic of Peru,
              5.000%, 3/07/2017(d)              265,125
                                        ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (unaudited)


  Principal
   Amount      Description                             Value (+)
-------------------------------------------------------------------
               Singapore -- 0.3%
$      280,000 Government of Singapore,
               4.625%, 7/01/2010, (SGD)             $       182,164
        10,000 Singapore Telecommunications Ltd.,
               6.000%, 11/21/2011, (EUR)                     13,296
                                                    ---------------
                                                            195,460
                                                    ---------------
               South Africa -- 0.3%
       110,000 Republic of South Africa,
               4.500%, 4/05/2016                            132,370
        50,000 Republic of South Africa,
               5.250%, 5/16/2013                             63,768
                                                    ---------------
                                                            196,138
                                                    ---------------
               Supranational -- 0.4%
       370,085 European Investment Bank,
               Zero Coupon, 9/12/2008, (BRL), 144A          121,171
       400,000 Inter-American Development Bank,
               Zero Coupon, 5/11/2009                       119,224
     4,000,000 Inter-American Development Bank,
               1.900%, 7/08/2009, (JPY)                      34,896
                                                    ---------------
                                                            275,291
                                                    ---------------
               Sweden -- 0.6%
     1,575,000 Government of Sweden, Series 1040,
               6.500%, 5/05/2008, (SEK)                     216,538
       495,000 Government of Sweden, Series 1045,
               5.250%, 3/15/2011                             68,659
       125,000 Stena AB,
               7.500%, 11/01/2013                           123,438
                                                    ---------------
                                                            408,635
                                                    ---------------
               United Kingdom -- 0.4%
 1,229,424,500 J.P. Morgan Chase London,
               Zero Coupon, 10/21/2010, (IDR), 144A          86,294
        35,000 United Kingdom Treasury,
               5.000%, 3/07/2025, (GBP)                      66,763
        70,000 United Kingdom Treasury,
               6.250%, 11/25/2010                           130,790
        10,000 WPP Group Plc,
               6.000%, 6/18/2008, (EUR)                      12,696
                                                    ---------------
                                                            296,543
                                                    ---------------
               United States -- 16.5%
       100,000 AES Corp.,
               7.750%, 3/01/2014(b)                         105,000
        10,000 Agco Corp.,
               6.875%, 4/15/2014, (EUR)                      12,603
        50,000 Albertson's, Inc.,
               6.625%, 6/01/2028                             40,288
       175,000 Albertson's, Inc.,
               7.450%, 8/01/2029                            154,534
        10,000 American Standard, Inc.,
               8.250%, 6/01/2009, (GBP)                      18,764
        50,000 Amkor Technology, Inc.,
               10.500%, 5/01/2009(b)                         49,000
        75,000 Arrow Electronics, Inc.,
               6.875%, 7/01/2013                             77,874
       100,000 ASIF Global Financing XXVII,
               2.380%, 2/26/2009, (SGD), 144A                59,555
        71,769 Atlas Air Worldwide Holdings, Inc.,
               7.200%, 1/02/2019                             72,486

  Principal
   Amount     Description                                    Value (+)
-------------------------------------------------------------------------
              United States -- continued
$      42,865 Atlas Air, Inc., Series B,
              7.680%, 1/02/2014                           $        39,865
      135,000 Avnet, Inc.,
              6.000%, 9/01/2015                                   129,381
  110,000,000 Barclays Financial LLC,
              4.060%, 9/16/2010, (KRW), 144A                      109,434
    4,000,000 Barclays Financial LLC,
              4.100%, 3/22/2010, (THB), 144A                       96,319
  214,220,000 Barclays Financial LLC,
              4.140%, 3/23/2009, (KRW), 144A(d)                   220,063
    4,000,000 Barclays Financial LLC,
              4.160%, 2/22/2010, (THB), 144A                       96,504
  220,000,000 Barclays Financial LLC,
              4.460%, 9/23/2010, (KRW), 144A                      222,445
       95,000 Bausch & Lomb, Inc.,
              7.125%, 8/01/2028                                    97,403
      310,000 Borden, Inc.,
              7.875%, 2/15/2023                                   256,525
      160,000 Borden, Inc.,
              8.375%, 4/15/2016                                   147,200
        5,000 Chesapeake Energy Corp.,
              6.500%, 8/15/2017(b)                                  4,938
       70,000 Chesapeake Energy Corp.,
              6.875%, 1/15/2016(b)                                 70,525
       35,000 Chesapeake Energy Corp.,
              6.875%, 11/15/2020, 144A                             35,263
       50,000 Columbia/HCA Healthcare Corp.,
              7.190%, 11/15/2015                                   50,994
      100,000 Columbia/HCA Healthcare Corp.,
              7.580%, 9/15/2025                                    96,821
      221,752 Continental Airlines, Inc., Series 1999-1C,
              6.954%, 8/02/2009                                   204,500
       25,000 Corning Glass,
              8.875%, 3/15/2016                                    29,499
      160,000 Cummins Engine Co., Inc.,
              7.125%, 3/01/2028                                   163,200
       25,000 Delphi Automotive Systems Corp.,
              7.125%, 5/01/2029(b)(c)                              15,375
       50,000 Dillard's, Inc.,
              6.625%, 1/15/2018(b)                                 46,750
       50,000 Dillard's, Inc.,
              7.000%, 12/01/2028(b)                                44,750
       21,000 ESI Tractebel Acquisition Corp., Series B,
              7.990%, 12/30/2011                                   21,744
      200,000 Federal Home Loan Mortgage Corp.,
              5.125%, 1/15/2012                                   259,010
   30,000,000 Federal National Mortgage Association,
              2.125%, 10/09/2007                                  260,791
      200,000 Federal National Mortgage Association,
              2.290%, 2/19/2009                                   119,226
       50,000 Federal National Mortgage Association,
              2.375%, 2/15/2007                                    48,841
      535,000 Ford Motor Credit Co.,
              7.250%, 10/25/2011                                  487,509
   25,000,000 General Electric Capital Corp.,
              0.550%, 10/14/2008                                  210,243
       75,000 General Motors Acceptance Corp.,
              5.550%, 7/16/2007(d)                                 72,828
      350,000 General Motors Acceptance Corp.,
              5.620%, 3/20/2007(d)                                342,853

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (unaudited)

  Principal
   Amount     Description                                   Value (+)
------------------------------------------------------------------------
              United States -- continued
$      50,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025(b)                      $        48,000
       35,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029(b)                               34,300
      160,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                  161,400
      225,000 HCA, Inc.,
              7.050%, 12/01/2027                                 205,236
      100,000 HSBC Bank USA,
              3.310%, 8/25/2010, 144A                            101,300
      100,000 IMC Global, Inc.,
              7.375%, 8/01/2018                                  101,000
       25,000 J.C. Penney Co., Inc.,
              7.125%, 11/15/2023(b)                               26,863
    2,000,000 KfW International Finance, Inc.,
              1.750%, 3/23/2010                                   17,341
   29,000,000 KfW International Finance, Inc.,
              2.050%, 9/21/2009                                  254,042
       55,000 Lennar Corp.,
              5.600%, 5/31/2015(b)                                52,267
       20,000 Level 3 Communications, Inc.,
              11.500%, 3/01/2010, 144A(b)                         19,450
      155,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                  139,887
       20,000 Morgan Stanley,
              5.375%, 11/14/2013                                  35,162
       75,000 Motorola, Inc.,
              8.000%, 11/01/2011(b)                               83,981
      150,000 News America Holdings, Inc.,
              8.625%, 2/07/2014(g)                               113,983
      250,000 NGC Corporation Capital Trust I, Series B,
              8.316%, 6/01/2027                                  220,000
      135,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                  130,275
    1,000,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                                1,021,250
       40,000 Owens-Illinois, Inc.,
              7.800%, 5/15/2018                                   39,700
      115,000 Pemex Project Funding Master Trust,
              7.875%, 2/01/2009                                  120,865
       50,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015(b)                                46,149
      150,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(b)                               130,583
      510,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                  463,185
       90,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                  86,512
      205,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028(b)                               196,800
       10,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                   10,175
       30,000 Qwest Corp.,
              6.875%, 9/15/2033                                   28,800
       55,000 SLM Corp.,
              6.500%, 6/15/2010                                   33,803
      360,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  353,828
      160,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                  162,283

  Principal
   Amount     Description                                                  Value (+)
---------------------------------------------------------------------------------------
              United States -- continued
$     115,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                         $       125,274
       75,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                  82,478
      105,000 Toll Brothers Finance Corp.,
              5.150%, 5/15/2015                                                  95,025
      375,000 Toys R Us,
              7.375%, 10/15/2018                                                275,625
       80,000 U.S. Treasury Bonds,
              5.375%, 2/15/2031(b)                                               84,212
       50,000 U.S. Treasury Notes,
              3.000%, 2/15/2008(b)                                               48,365
      200,000 U.S. Treasury Notes,
              3.250%, 8/15/2008(b)                                              193,000
    1,000,000 U.S. Treasury Notes,
              4.000%, 8/31/2007(b)                                              988,320
      300,000 U.S. Treasury Notes,
              4.250%, 10/31/2007(b)                                             297,258
      375,000 U.S. Treasury Notes,
              4.500%, 2/15/2016(b)                                              364,717
       90,000 Verizon Global Funding Corp.,
              5.850%, 9/15/2035                                                  80,725
        5,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   3,941
      100,000 Williams Cos., Inc.,
              7.500%, 1/15/2031                                                 103,750
      150,000 Woolworth Corp.,
              8.500%, 1/15/2022                                                 159,000
       50,000 Xerox Capital Trust I,
              8.000%, 2/01/2027                                                  51,750
       20,000 Xerox Corp.,
              7.200%, 4/01/2016                                                  21,050
                                                                        ---------------
                                                                             12,003,813
                                                                        ---------------
              Venezuela -- 0.3%
      130,000 Cerro Negro Finance Ltd.,
              7.900%, 12/01/2020, 144A                                          127,400
      125,000 Petrozuata Finance, Inc.,
              8.220%, 4/01/2017, 144A                                           123,125
                                                                        ---------------
                                                                                250,525
                                                                        ---------------
              Total Non-Convertible Bonds (Identified Cost $19,130,519)      19,308,539
                                                                        ---------------
  Principal
   Amount
---------------------------------------------------------------------------------------
Convertible Bonds -- 2.0%
              United States -- 2.0%
      435,000 Bristol-Myers Squibb Co.,
              4.410%, 9/15/2023(d)                                              434,456
      120,000 Level 3 Communications, Inc.,
              2.875%, 7/15/2010(b)                                              107,250
       25,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009(b)                                               21,187
        5,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010                                                   3,969
      500,000 Regeneron Pharmaceuticals, Inc.,
              5.500%, 10/17/2008                                                488,750
      425,000 Valeant Pharmaceuticals International,
              3.000%, 8/16/2010                                                 369,219
       80,000 Valeant Pharmaceuticals International,
              4.000%, 11/15/2013                                                 68,400
                                                                        ---------------
              Total Convertible Bonds (Identified Cost $1,562,112)            1,493,231
                                                                        ---------------
              Total Bonds and Notes (Identified Cost $20,692,631)            20,801,770
                                                                        ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (unaudited)

   Shares    Description                                   Value (+)
-----------------------------------------------------------------------
Common Stocks -- 66.8% of Total Net Assets
             Bermuda -- 0.8%
      10,988 Marvell Technology Group Ltd.(e)           $       594,451
                                                        ---------------
             Germany -- 1.1%
       2,175 Puma AG                                            823,744
                                                        ---------------
             Greece -- 1.7%
      41,425 Piraeus Bank S.A.                                1,253,982
                                                        ---------------
             Hong Kong -- 1.1%
     145,500 China Mobile Hong Kong Ltd.                        765,137
                                                        ---------------
             Ireland -- 1.6%
      70,817 Anglo Irish Bank Corp., Plc                      1,165,897
                                                        ---------------
             Israel -- 0.8%
      14,725 Teva Pharmaceutical Industries Ltd.                606,376
                                                        ---------------
             Japan -- 9.8%
      15,475 Honda Motor Co., Ltd.(b)                           955,151
          75 Mitsubishi UFJ Financial Group, Inc.(b)          1,140,575
      25,000 NGK Spark Plug Co., Ltd.                           582,534
      62,500 Nikko Cordial Corp.(b)                           1,035,036
       4,800 Orix Corp.(b)                                    1,490,833
      25,000 Sumitomo Realty & Development Co. Ltd.             692,071
      10,600 Yamada Denki Co., Ltd.                           1,226,131
                                                        ---------------
                                                              7,122,331
                                                        ---------------
             Korea -- 1.7%
         925 Samsung Electronics Co. Ltd.                       597,236
      14,200 Shinhan Financial Group Co., Ltd.                  633,254
                                                        ---------------
                                                              1,230,490
                                                        ---------------
             Mexico -- 1.9%
     801,025 America Movil S.A. de C.V., Series L             1,371,387
                                                        ---------------
             Switzerland - 5.6%
      82,775 ABB Ltd.                                         1,040,910
       9,500 Alcon, Inc.                                        990,470
       6,875 Roche Holding AG(b)                              1,021,717
       9,125 UBS AG(b)                                        1,002,824
                                                        ---------------
                                                              4,055,921
                                                        ---------------
             Turkey -- 0.6%
      15,380 Finansbank AS(e)                                   440,082
                                                        ---------------
             United Kingdom -- 2.3%
      54,325 BHP Billiton Plc                                   996,127
      72,425 Marks & Spencer Group Plc                          699,105
                                                        ---------------
                                                              1,695,232
                                                        ---------------
             United States -- 37.8%
      23,625 Adobe Systems, Inc.                                824,985
      17,625 Aetna, Inc.                                        866,092
      12,975 Apple Computer, Inc.(e)                            813,792
      14,600 BellSouth Corp.                                    505,890
      27,037 Broadcom Corp., Class A(e)                       1,166,917
      10,650 Burlington Northern Santa Fe Corp.                 887,464
      15,900 Caremark Rx, Inc.(e)                               781,962
       9,500 Caterpillar, Inc.                                  682,195
      13,075 CB Richard Ellis Group, Inc., Class A(e)         1,055,152
         725 Chicago Mercantile Exchange Holdings, Inc.         324,438
      19,375 Chico's FAS, Inc.(e)                               787,400
      52,000 Cisco Systems, Inc.(e)                           1,126,840
      35,825 Coach, Inc.(e)                                   1,238,828
      47,342 Corning, Inc.(e)                                 1,273,973
       7,925 Emerson Electric Co.                               662,768

   Shares    Description                                                              Value (+)
-----------------------------------------------------------------------------------------------------
             United States -- continued
       5,900 ExxonMobil Corp.                                                      $       359,074
       6,050 Genentech, Inc.(e)                                                            511,286
       9,925 GlobalSantaFe Corp.                                                           602,944
       1,525 Google, Inc., Class A(e)                                                      594,750
      25,925 Hewlett-Packard Co.                                                           852,932
      11,550 Joy Global, Inc.                                                              690,344
      10,025 Legg Mason, Inc.                                                            1,256,433
       6,575 Lehman Brothers Holdings, Inc.                                                950,285
      19,500 McDonald's Corp.                                                              670,020
      15,425 Monster Worldwide, Inc.(e)                                                    769,091
      17,100 Moody's Corp.                                                               1,221,966
       8,475 Praxair, Inc.                                                                 467,396
       9,625 Prudential Financial, Inc.                                                    729,671
      28,375 QUALCOMM, Inc.                                                              1,436,059
      13,300 St. Jude Medical, Inc.(e)                                                     545,300
      17,750 Starbucks Corp.(e)                                                            668,110
      13,550 UnitedHealth Group, Inc.                                                      756,903
       9,000 Whole Foods Market, Inc.                                                      597,960
      11,325 Zimmer Holdings, Inc.(e)                                                      765,570
                                                                                    ---------------
                                                                                        27,444,790
                                                                                    ---------------
             Total Common Stocks (Identified Cost $41,530,519)                          48,569,820
                                                                                    ---------------
   Shares
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.1% of Total Net Assets
   3,532,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
             Corporation, dated 3/31/06 at 2.950% to be repurchased at
             $3,532,868 on 4/3/06 collateralized by $3,655,000 U.S. Treasury
             Notes, 4.000% due 6/15/09 with a value of $3,606,198 (Note 2g)              3,532,000
   8,847,360 State Street Navigator Securities Lending Prime Portfolio(f)                8,847,360
                                                                                    ---------------
             Total Short-Term Investments (Identified Cost $12,379,360)                 12,379,360
                                                                                    ---------------
             Total Investments -- 112.5%
             (Identified Cost $74,602,510)(a)                                           81,750,950
             Other assets less liabilities -- (12.5)%                                   (9,066,462)
                                                                                    ---------------
             Total Net Assets -- 100%                                              $    72,684,488
                                                                                    ===============
           + See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.)
             At March 31, 2006 the net unrealized appreciation on investments based on cost of $74,647,275 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all securities in which
             there is an excess of value over tax cost                             $     8,081,035
             Aggregate gross unrealized depreciation for all securities in which
             there is an excess of tax cost over value                                    (977,360)
                                                                                    ---------------
             Net unrealized appreciation                                           $     7,103,675
                                                                                    ===============
         (b) All or a portion of this security was on loan to brokers at March 31, 2006.
         (c) Non-income producing security due to default or bankruptcy filing.
         (d) Variable rate security. Rate as of March 31, 2006 is disclosed.
         (e) Non-income producing security.
         (f) Represents investments of securities lending collateral.
         (g) Illiquid security.
        144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to
             $1,911,228 or 2.63% of total net assets.

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (unaudited)

             Key to Abbreviations:
         ARS Argentinian Peso
         AUD Australian Dollar
         BRL Brazilian Real
         CAD Canadian Dollar
         DKK Danish Krone
         EUR Euro
         GBP Great British Pound
         IDR Indonesian Rupiah
         JPY Japanese Yen
         KRW South Korean Won
         MXN Mexican Peso
         NOK Norwegian Krone
         SEK Swedish Krona
         SGD Singapore Dollar
         THB Thai Baht

Holdings at March 31, 2006 as a Percentage of Net Assets

                     Capital Markets                  7.6%
                     Pharmaceuticals                  5.5
                     Communications Equipment         5.3
                     Sovereigns                       5.2
                     Commercial Banks                 4.0
                     Wireless                         3.4
                     Healthcare Providers & Services  3.3
                     Diversified Financial Services   3.0
                     Specialty Retail                 2.8
                     Textiles Apparel & Luxury Goods  2.8
                     Treasuries                       2.7
                     Real Estate                      2.4
                     Computers & Peripherals          2.3
                     Electrical Equipment             2.3
                     Consumer Finance                 2.1
                     Electric                         2.0
                     Other, less than 2% each        38.7

                See accompanying notes to financial statements.

             LOOMIS SAYLES GROWTH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (unaudited)

   Shares    Description                                   Value (+)
--------------------------------------------------------------------------
Common Stocks -- 98.3% of Total Net Assets
             Beverages -- 2.0%
     134,425 PepsiCo, Inc.                              $     7,768,421
                                                        ---------------
             Biotechnology -- 5.3%
      93,075 Amgen, Inc.(b)                                   6,771,206
      96,225 Genentech, Inc.(b)                               8,131,975
      87,375 Gilead Sciences, Inc.(b)                         5,436,472
                                                        ---------------
                                                             20,339,653
                                                        ---------------
             Capital Markets -- 12.9%
      64,325 Franklin Resources, Inc.                         6,061,988
      79,825 Goldman Sachs Group, Inc.                       12,529,332
      96,219 Legg Mason, Inc.                                12,059,127
      81,326 Lehman Brothers Holdings, Inc.                  11,754,047
     324,425 TD Ameritrade Holding Corp.(b)(c)                6,770,750
                                                        ---------------
                                                             49,175,244
                                                        ---------------
             Commercial Services & Supplies -- 2.1%
     159,325 Monster Worldwide, Inc.(b)                       7,943,944
                                                        ---------------
             Communications Equipment -- 10.4%
     534,225 Cisco Systems, Inc.(b)                          11,576,656
     377,000 Corning, Inc.(b)                                10,145,070
     239,775 Motorola, Inc.                                   5,493,245
     244,325 QUALCOMM, Inc.                                  12,365,288
                                                        ---------------
                                                             39,580,259
                                                        ---------------
             Computers & Peripherals -- 6.6%
     202,537 Apple Computer, Inc.(b)                         12,703,121
     193,600 Hewlett-Packard Co.                              6,369,440
     174,650 Network Appliance, Inc.(b)                       6,292,639
                                                        ---------------
                                                             25,365,200
                                                        ---------------
             Diversified Financial Services -- 4.5%
      13,750 Chicago Mercantile Exchange Holdings, Inc.       6,153,125
     155,212 Moody's Corp.                                   11,091,450
                                                        ---------------
                                                             17,244,575
                                                        ---------------
             Electrical Equipment -- 2.2%
      99,475 Emerson Electric Co.                             8,319,094
                                                        ---------------
             Energy Equipment & Services -- 0.9%
      51,975 National Oilwell Varco, Inc.(b)                  3,332,637
                                                        ---------------
             Food & Staples Retailing -- 1.8%
     106,118 Whole Foods Market, Inc.                         7,050,480
                                                        ---------------
             Healthcare Equipment & Supplies -- 4.2%
      29,000 Intuitive Surgical, Inc.(b)(c)                   3,422,000
     159,325 St. Jude Medical, Inc.(b)                        6,532,325
      88,775 Zimmer Holdings, Inc.(b)                         6,001,190
                                                        ---------------
                                                             15,955,515
                                                        ---------------
             Healthcare Providers & Services -- 12.5%
     191,050 Aetna, Inc.                                      9,388,197
     185,700 Caremark Rx, Inc.(b)                             9,132,726
      85,875 DaVita, Inc.(b)(c)                               5,170,534
      71,150 Express Scripts, Inc.(b)                         6,254,085
     104,900 Humana, Inc.(b)                                  5,522,985
     222,692 UnitedHealth Group, Inc.                        12,439,575
                                                        ---------------
                                                             47,908,102
                                                        ---------------
             Hotels, Restaurants & Leisure -- 2.9%
     290,775 Starbucks Corp.(b)(c)                           10,944,771
                                                        ---------------
             Insurance -- 2.1%
     105,350 Prudential Financial, Inc.                       7,986,583
                                                        ---------------

   Shares     Description                                                    Value (+)
------------------------------------------------------------------------------------------
              Internet & Catalog Retail -- 2.1%
      200,600 eBay, Inc.(b)                                               $     7,835,436
                                                                          ---------------
              Internet Software & Services -- 1.6%
       15,955 Google, Inc., Class A(b)                                          6,222,450
                                                                          ---------------
              IT Services -- 1.1%
       68,450 Cognizant Technology Solutions Corp.(b)                           4,072,091
                                                                          ---------------
              Machinery -- 3.4%
       99,825 Caterpillar, Inc.                                                 7,168,433
       96,225 Joy Global, Inc.                                                  5,751,368
                                                                          ---------------
                                                                               12,919,801
                                                                          ---------------
              Media -- 1.0%
       51,350 Getty Images, Inc.(b)(c)                                          3,845,088
                                                                          ---------------
              Multiline Retail -- 1.4%
      137,425 Nordstrom, Inc.(c)                                                5,384,312
                                                                          ---------------
              Oil, Gas & Consumable Fuels -- 1.9%
       48,100 EOG Resources, Inc.                                               3,463,200
       85,470 XTO Energy, Inc.                                                  3,723,928
                                                                          ---------------
                                                                                7,187,128
                                                                          ---------------
              Real Estate -- 2.2%
      105,950 CB Richard Ellis Group, Inc., Class A(b)                          8,550,165
                                                                          ---------------
              Semiconductors & Semiconductor Equipment -- 4.1%
      208,487 Broadcom Corp., Class A(b)                                        8,998,299
      209,100 Texas Instruments, Inc.                                           6,789,477
                                                                          ---------------
                                                                               15,787,776
                                                                          ---------------
              Software -- 1.1%
      115,325 Adobe Systems, Inc.                                               4,027,149
                                                                          ---------------
              Specialty Retail -- 5.6%
      199,973 Chico's FAS, Inc.(b)                                              8,126,903
       91,500 Lowe's Cos., Inc.                                                 5,896,260
      176,050 The Home Depot, Inc.                                              7,446,915
                                                                          ---------------
                                                                               21,470,078
                                                                          ---------------
              Textiles Apparel & Luxury Goods -- 2.4%
      263,781 Coach, Inc.(b)                                                    9,121,547
                                                                          ---------------
              Total Common Stocks (Identified Cost $347,408,325)              375,337,499
                                                                          ---------------

  Principal
   Amount
------------------------------------------------------------------------------------------
Short-Term Investments -- 5.0% of Total Net Assets
$  10,679,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/06 at 2.950% to be repurchased at
              $10,681,625 on 4/03/06 collateralized by $11,605,000 U.S.
              Treasury Notes, 3.625% due 5/15/13 with a value of
              $10,896,294 (Note 2g)                                            10,679,000
                                                                          ---------------

   Shares
------------------------------------------------------------------------------------------
    8,634,422 State Street Navigator Securties Lending Prime Portfolio(d)       8,634,422
                                                                          ---------------
              Total Short-Term Investments (Identified Cost $19,313,422)       19,313,422
                                                                          ---------------
              Total Investments -- 103.3%
              (Identified Cost $366,721,747)(a)                               394,650,921
              Other assets less liabilities -- (3.3)%                         (12,722,591)
                                                                          ---------------
              Total Net Assets -- 100%                                    $   381,928,330
                                                                          ===============
            + See Note 2a of Notes to Financial Statements.

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (unaudited)

         (a) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.)
             At March 31, 2006, the unrealized appreciation on investments based on cost of $366,721,747 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                            $    32,364,191
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                 (4,435,017)
                                                                                  ---------------
             Net unrealized appreciation                                          $    27,929,174
                                                                                  ===============
         (b) Non-income producing security.
         (c) All or a portion of this security was on loan to brokers at March 31, 2006.
         (d) Represents investments of securities lending collateral.

Holdings at March 31, 2006 as a Percentage of Net Assets

                 Capital Markets                          12.9%
                 Healthcare Providers & Services          12.5
                 Communications Equipment                 10.4
                 Computers & Peripherals                   6.6
                 Specialty Retail                          5.6
                 Biotechnology                             5.3
                 Diversified Financial Services            4.5
                 Healthcare Equipment & Supplies           4.2
                 Semiconductors & Semiconductor Equipment  4.1
                 Machinery                                 3.4
                 Hotels, Restaurants & Leisure             2.9
                 Textiles Apparel & Luxury Goods           2.4
                 Real Estate                               2.2
                 Electrical Equipment                      2.2
                 Insurance                                 2.1
                 Commercial Services & Supplies            2.1
                 Internet & Catalog Retail                 2.1
                 Beverages                                 2.0
                 Other, less than 2% each                 10.8

                See accompanying notes to financial statements.

            LOOMIS SAYLES RESEARCH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

   Shares    Description                                        Value (+)
----------------------------------------------------------------------------
Common Stocks -- 99.5% of Total Net Assets
             Aerospace & Defense -- 3.4%
       4,475 Northrop Grumman Corp.                          $       305,598
      10,025 United Technologies Corp.                               581,149
                                                             ---------------
                                                                     886,747
                                                             ---------------
             Air Freight & Logistics -- 2.0%
       6,625 United Parcel Service, Inc., Class B                    525,892
                                                             ---------------
             Beverages -- 5.1%
      15,700 Coca-Cola Co.                                           657,359
      11,875 PepsiCo, Inc.                                           686,256
                                                             ---------------
                                                                   1,343,615
                                                             ---------------
             Biotechnology -- 0.8%
       2,375 Genentech, Inc.(b)                                      200,711
                                                             ---------------
             Capital Markets -- 13.1%
       5,175 Bear Stearns Cos., Inc.                                 717,773
       4,750 Franklin Resources, Inc.                                447,640
       4,350 Goldman Sachs Group, Inc.                               682,776
       4,725 Legg Mason, Inc.                                        592,184
       5,200 Lehman Brothers Holdings, Inc.                          751,556
      12,975 TD Ameritrade Holding Corp.(b)                          270,788
                                                             ---------------
                                                                   3,462,717
                                                             ---------------
             Chemicals -- 1.6%
       2,775 Ecolab, Inc.                                            106,005
       3,550 Praxair, Inc.                                           195,782
       2,550 Rohm & Haas Co.                                         124,619
                                                             ---------------
                                                                     426,406
                                                             ---------------
             Commercial Services & Supplies -- 0.9%
       4,775 Monster Worldwide, Inc.(b)                              238,082
                                                             ---------------
             Communications Equipment -- 5.8%
      16,525 Corning, Inc.(b)                                        444,688
      19,675 Motorola, Inc.                                          450,754
      12,475 QUALCOMM, Inc.                                          631,360
                                                             ---------------
                                                                   1,526,802
                                                             ---------------
             Computers & Peripherals -- 8.3%
      15,650 EMC Corp.(b)                                            213,309
      31,350 Hewlett-Packard Co.                                   1,031,416
      11,125 Network Appliance, Inc.(b)                              400,834
      13,250 Palm, Inc.(b)(c)                                        306,870
       3,975 SanDisk Corp.(b)                                        228,642
                                                             ---------------
                                                                   2,181,071
                                                             ---------------
             Containers & Packaging -- 0.4%
       8,250 Smurfit-Stone Container Corp.(b)                        111,953
                                                             ---------------
             Diversified Financial Services -- 2.8%
         800 Chicago Mercantile Exchange Holdings, Inc.              358,000
       5,150 Moody's Corp.                                           368,019
                                                             ---------------
                                                                     726,019
                                                             ---------------
             Diversified Telecommunications Services -- 3.3%
       8,925 AT&T, Inc.                                              241,332
      10,750 BellSouth Corp.                                         372,487
       6,800 CenturyTel, Inc.                                        266,016
                                                             ---------------
                                                                     879,835
                                                             ---------------
             Electric Utilities -- 3.1%
       7,400 Edison International                                    304,732
       9,650 Exelon Corp.                                            510,485
                                                             ---------------
                                                                     815,217
                                                             ---------------

   Shares    Description                                 Value (+)
---------------------------------------------------------------------
             Electrical Equipment -- 1.0%
       3,175 Emerson Electric Co.                     $       265,525
                                                      ---------------
             Energy Equipment & Services -- 3.3%
       3,775 Halliburton Co.                                  275,650
       7,500 Transocean, Inc.(b)                              602,250
                                                      ---------------
                                                              877,900
                                                      ---------------
             Food & Staples Retailing -- 1.4%
      11,950 CVS Corp.                                        356,946
                                                      ---------------
             Healthcare Equipment & Supplies -- 0.6%
       3,950 St. Jude Medical, Inc.(b)                        161,950
                                                      ---------------
             Healthcare Providers & Services -- 9.7%
      11,050 Aetna, Inc.                                      542,997
       9,550 Caremark Rx, Inc.(b)                             469,669
       6,275 McKesson Corp.                                   327,116
       6,975 Medco Health Solutions, Inc.(b)                  399,110
      11,125 UnitedHealth Group, Inc.                         621,442
       2,700 WellPoint, Inc.(b)                               209,061
                                                      ---------------
                                                            2,569,395
                                                      ---------------
             Hotels, Restaurants & Leisure -- 1.7%
      12,050 Starbucks Corp.(b)                               453,562
                                                      ---------------
             Household Products -- 2.8%
      12,690 Procter & Gamble Co.                             731,219
                                                      ---------------
             Industrial Conglomerates -- 2.5%
      12,600 General Electric Co.                             438,228
       2,500 Textron, Inc.                                    233,475
                                                      ---------------
                                                              671,703
                                                      ---------------
             Insurance -- 4.3%
      16,500 Genworth Financial, Inc.                         551,595
       7,850 Prudential Financial, Inc.                       595,108
                                                      ---------------
                                                            1,146,703
                                                      ---------------
             Media -- 2.2%
       2,575 Getty Images, Inc.(b)(c)                         192,816
       6,550 McGraw-Hill Cos., Inc.                           377,411
                                                      ---------------
                                                              570,227
                                                      ---------------
             Metals & Mining -- 1.0%
       1,250 Nucor Corp.                                      130,988
       1,725 Phelps Dodge Corp.                               138,914
                                                      ---------------
                                                              269,902
                                                      ---------------
             Multiline Retail -- 3.3%
       5,350 Federated Department Stores, Inc.                390,550
      12,000 Nordstrom, Inc.(c)                               470,160
                                                      ---------------
                                                              860,710
                                                      ---------------
             Oil, Gas & Consumable Fuels -- 6.6%
      16,400 Exxon Mobil Corp.                                998,104
       5,750 Occidental Petroleum Corp.                       532,738
       4,825 XTO Energy, Inc.                                 210,225
                                                      ---------------
                                                            1,741,067
                                                      ---------------
             Pharmaceuticals -- 0.9%
       5,550 Abbott Laboratories                              235,709
                                                      ---------------
             Real Estate -- 1.4%
       4,700 CB Richard Ellis Group, Inc., Class A(b)         379,290
                                                      ---------------
             Road & Rail -- 1.3%
       4,150 Burlington Northern Santa Fe Corp.               345,820
                                                      ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

   Shares     Description                                                            Value (+)
----------------------------------------------------------------------------------------------------
              Semiconductors & Semiconductor Equipment -- 1.1%
        8,650 Texas Instruments, Inc.                                             $       280,866
                                                                                  ---------------
              Software -- 0.9%
        9,550 McAfee, Inc.(b)                                                             232,352
                                                                                  ---------------
              Specialty Retail -- 2.9%
        5,175 Chico's FAS, Inc.(b)                                                        210,312
       11,950 Circuit City Stores, Inc.                                                   292,536
        6,800 Gap, Inc., (The)                                                            127,024
        5,875 TJX Cos, Inc.                                                               145,817
                                                                                  ---------------
                                                                                          775,689
                                                                                  ---------------
              Total Common Stocks (Identified Cost $22,901,809)                        26,251,602
                                                                                  ---------------

  Principal
   Amount
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 4.2% of Total Net Assets
$     341,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/06 at 2.95% to be repurchased at
              $341,084 on 4/03/06 collateralized by $255,000 U.S. Treasury
              Bond, 8.75% due 8/15/20 with a value of $352,301 (Note 2g)                  341,000
                                                                                  ---------------

   Shares
----------------------------------------------------------------------------------------------------
      762,248 State Street Navigator Securities Lending Prime Portfolio(d)                762,248
                                                                                  ---------------
              Total Short-Term Investments (Identified Cost $1,103,248)                 1,103,248
                                                                                  ---------------
              Total Investments -- 103.7%
              (Identified Cost $24,005,057)(a)                                         27,354,850
              Other assets less liabilities -- (3.7)%                                    (960,725)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $    26,394,125
                                                                                  ===============
            + See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              (Amounts exclude certain adjustments made at the end of the
              Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.)
              At March 31, 2006, the net unrealized appreciation on investments based on cost of $24,005,057 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all securities in which
              there is an excess of value over tax cost                           $     3,491,212
              Aggregate gross unrealized depreciation for all securities in which
              there is an excess of tax cost over value                                  (141,419)
                                                                                  ---------------
              Net unrealized appreciation                                         $     3,349,793
                                                                                  ===============
          (b) Non-income producing security.
          (c) All or a portion of this security was on loan to brokers at March 31, 2006.
          (d) Represents investments of securities lending collateral.

Holdings at March 31, 2006 as a Percentage of Net Assets

                 Capital Markets                         13.1%
                 Healthcare Providers & Services          9.7
                 Computers & Peripherals                  8.3
                 Oil, Gas & Consumable Fuels              6.6
                 Communications Equipment                 5.8
                 Beverages                                5.1
                 Insurance                                4.3
                 Aerospace & Defense                      3.4
                 Diversified Telecommunications Services  3.3
                 Energy Equipment & Services              3.3
                 Multiline Retail                         3.3
                 Electric Utilities                       3.1
                 Specialty Retail                         2.9
                 Household Products                       2.8
                 Diversified Financial Services           2.8
                 Industrial Conglomerates                 2.5
                 Media                                    2.2
                 Air Freight & Logistics                  2.0
                 Other, Less then 2% each                15.0

                See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS & LIABILITIES

March 31, 2006 (Unaudited)

                                           Global Markets Fund        Growth Fund           Research Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
ASSETS
 Investments at cost                      $          74,602,510  $         366,721,747  $          24,005,057
 Net unrealized appreciation                          7,148,440             27,929,174              3,349,793
                                          ---------------------  ---------------------  ---------------------
   Investments at value                              81,750,950            394,650,921             27,354,850
 Cash                                                       941                    383                    982
 Foreign currency at value (identified
   cost $19,146)                                         19,125                     --                     --
 Receivable for Fund shares sold                        305,666              2,432,563                 34,616
 Receivable for securities sold                           6,425              1,360,516                197,391
 Dividends and interest receivable                      378,059                 62,004                 25,019
 Unrealized appreciation on forward
   foreign currency contracts                             8,142                     --                     --
 Receivable from investment adviser                       5,641                  2,565                  6,639
 Securities lending income receivable                     1,547                  1,461                    108
 Other                                                   57,121                     --                    206
                                          ---------------------  ---------------------  ---------------------
   TOTAL ASSETS                                      82,533,617            398,510,413             27,619,811
                                          ---------------------  ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                     8,847,360              8,634,422                762,248
 Payable for Fund shares redeemed                           928                740,957                    887
 Payable for securities purchased                       911,801              6,596,409                226,679
 Foreign taxes                                            4,636                     --                     --
 Management fees payable                                 44,479                222,996                 11,159
 Deferred Trustees' fees                                 12,914                 38,575                 13,063
 Trustees' fees payable                                   7,693                 13,614                  5,199
 Administrative fees payable                              6,697                 45,863                  1,890
 Service and distribution fees payable                       45                  3,504                     37
 Transfer agent fees payable                             12,576                265,668                204,524
 Other accounts payable and accrued
   expenses                                                  --                 20,075                     --
                                          ---------------------  ---------------------  ---------------------
   TOTAL LIABILITIES                                  9,849,129             16,582,083              1,225,686
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $          72,684,488  $         381,928,330  $          26,394,125
                                          =====================  =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $          65,395,242  $         576,041,798  $          21,018,650
 Undistributed net investment income                    206,226                 77,786                112,455
 Accumulated net realized gain (loss)
   on investments                                       (78,672)          (222,120,428)             1,913,227
 Net unrealized appreciation on
   investments                                        7,161,692             27,929,174              3,349,793
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $          72,684,488  $         381,928,330  $          26,394,125
                                          =====================  =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE
 Class A shares:
   Net assets                             $           1,329,228  $         163,522,481  $           1,195,309
                                          =====================  =====================  =====================
   Shares of beneficial interest                        104,828             25,565,830                127,315
                                          =====================  =====================  =====================
   Net asset value and redemption price
    per share                             $               12.68  $                6.40  $                9.39
                                          =====================  =====================  =====================
   Offering price per share (100/94.25
    of $12.68, $6.40, $9.39)              $               13.45  $                6.79  $                9.96
                                          =====================  =====================  =====================
 Class B shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $                  --  $          39,783,498  $             330,948
                                          =====================  =====================  =====================
   Shares of beneficial interest                             --              6,340,269                 35,781
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $                  --  $                6.27  $                9.25
                                          =====================  =====================  =====================
 Class C shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $           1,343,820  $          46,660,461  $             703,467
                                          =====================  =====================  =====================
   Shares of beneficial interest                        106,089              7,434,549                 76,282
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               12.67  $                6.28  $                9.22
                                          =====================  =====================  =====================
 Class Y shares:
   Net assets                             $          70,011,440  $         131,961,890  $          24,164,401
                                          =====================  =====================  =====================
   Shares of beneficial interest                      5,520,659             19,861,274              2,561,898
                                          =====================  =====================  =====================
   Net asset value, offering and
    redemption price per share            $               12.68  $                6.64  $                9.43
                                          =====================  =====================  =====================
Value of securities on loan (Note 2)      $           8,480,321  $           8,510,964  $             756,286
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2006 (Unaudited)


                                           Global Markets Fund        Growth Fund           Research Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $             191,351  $           1,809,148  $             276,002
 Interest                                               495,515                 98,393                  2,938
 Securities lending income                                8,939                  5,861                    429
 Less net foreign taxes withheld                         (7,509)                    --                     --
                                          ---------------------  ---------------------  ---------------------
                                                        688,296              1,913,402                279,369
                                          ---------------------  ---------------------  ---------------------
 Expenses
   Management fees                                      219,659                730,080                 67,655
   Service fees - Class A                                   318                128,844                    857
   Service and distribution fees -
    Class B                                                  --                197,298                  1,293
   Service and distribution fees -
    Class C                                                 893                176,566                  1,957
   Trustees' fees and expenses                           11,458                 20,163                  8,600
   Administrative                                        19,365                107,905                  6,707
   Custodian                                             15,945                 15,965                  9,365
   Transfer agent fees and expenses -
    Class A, Class B, Class C                             2,214                335,594                130,721
   Transfer agent fees and expenses -
    Class Y                                              17,044                102,828                  5,514
   Audit and tax services                                26,018                 14,537                 17,630
   Registration                                           8,111                 47,431                 25,079
   Shareholder reporting                                  2,709                 61,285                  2,791
   Legal                                                    669                  4,850                    828
   Miscellaneous                                          3,175                  9,304                  3,408
                                          ---------------------  ---------------------  ---------------------
 Total expenses                                         327,578              1,952,650                282,405
   Less reimbursement/waiver                            (28,569)              (155,609)              (162,283)
                                          ---------------------  ---------------------  ---------------------
 Net expenses                                           299,009              1,797,041                120,122
                                          ---------------------  ---------------------  ---------------------
 Net investment income                                  389,287                116,361                159,247
                                          ---------------------  ---------------------  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                  1,146,005             12,838,320              2,028,080
   Foreign currency transactions - net                  (28,859)                    --                     --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - net                                  3,190,172               (614,461)              (131,794)
   Foreign currency translations - net                   21,794                     --                     --
                                          ---------------------  ---------------------  ---------------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       4,329,112             12,223,859              1,896,286
                                          ---------------------  ---------------------  ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $           4,718,399  $          12,340,220  $           2,055,533
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                          Loomis Sayles Global Markets Fund
                                                    --------------------------------------------
                                                       Six Months Ended           Year Ended
                                                        March 31, 2006           September 30,
                                                         (Unaudited)                 2005
                                                    ---------------------    ---------------------
                                                    ---------------------    ---------------------
FROM OPERATIONS:
  Net investment income (loss)                      $             389,287    $             405,344
  Net realized gain on investments and foreign
   currency transactions                                        1,117,146                1,077,096
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                        3,211,966                2,050,975
                                                    ---------------------    ---------------------
  Increase in net assets resulting from operations              4,718,399                3,533,415
                                                    ---------------------    ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                             --                       --
   Class B                                                             --                       --
   Class C                                                             --                       --
   Class Y                                                       (776,370)                (480,214)
  Capital gains:
   Class A                                                             --                       --
   Class B                                                             --                       --
   Class C                                                             --                       --
   Class Y                                                             --                       --
                                                    ---------------------    ---------------------
  Total distributions                                            (776,370)                (480,214)
                                                    ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 9)                           21,030,376               27,384,406
                                                    ---------------------    ---------------------
  Redemption Fees
   Class Y                                                             27                       22
                                                    ---------------------    ---------------------
  Net increase in net assets                                   24,972,432               30,437,629
                                                    ---------------------    ---------------------
NET ASSETS
  Beginning of period                                          47,712,056               17,274,427
                                                    ---------------------    ---------------------
  End of period                                     $          72,684,488    $          47,712,056
                                                    =====================    =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                       $             206,226    $             593,309
                                                    =====================    =====================

                                                              Loomis Sayles Growth Fund
                                                    --------------------------------------------
                                                       Six Months Ended         Year Ended
                                                        March 31, 2006         September 30,
                                                         (Unaudited)               2005
                                                    ---------------------  ---------------------
                                                    ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                      $             116,361  $            (729,590)
  Net realized gain on investments and foreign
   currency transactions                                       12,838,320              4,632,543
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                         (614,461)            21,803,498
                                                    ---------------------  ---------------------
  Increase in net assets resulting from operations             12,340,220             25,706,451
                                                    ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                             --                     --
   Class B                                                             --                     --
   Class C                                                             --                     --
   Class Y                                                             --                     --
  Capital gains:
   Class A                                                             --                     --
   Class B                                                             --                     --
   Class C                                                             --                     --
   Class Y                                                             --                     --
                                                    ---------------------  ---------------------
  Total distributions                                                  --                     --
                                                    ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 9)                          158,534,348            111,752,129
                                                    ---------------------  ---------------------
  Redemption Fees
   Class Y                                                             --                     --
                                                    ---------------------  ---------------------
  Net increase in net assets                                  170,874,568            137,458,580
                                                    ---------------------  ---------------------
NET ASSETS
  Beginning of period                                         211,053,762             73,595,182
                                                    ---------------------  ---------------------
  End of period                                     $         381,928,330  $         211,053,762
                                                    =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                       $              77,786  $             (38,575)
                                                    =====================  =====================

                                                             Loomis Sayles Research Fund
                                                    --------------------------------------------
                                                       Six Months Ended         Year Ended
                                                        March 31, 2006         September 30,
                                                         (Unaudited)               2005
                                                    ---------------------  ---------------------
                                                    ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                      $             159,247  $             101,276
  Net realized gain on investments and foreign
   currency transactions                                        2,028,080              2,844,052
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                         (131,794)             1,214,106
                                                    ---------------------  ---------------------
  Increase in net assets resulting from operations              2,055,533              4,159,434
                                                    ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                         (1,464)                   (59)
   Class B                                                             --                    (32)
   Class C                                                           (293)                   (13)
   Class Y                                                       (136,217)               (91,263)
  Capital gains:
   Class A                                                        (24,273)                    --
   Class B                                                        (11,742)                    --
   Class C                                                        (13,059)                    --
   Class Y                                                     (1,272,543)                    --
                                                    ---------------------  ---------------------
  Total distributions                                          (1,459,591)               (91,367)
                                                    ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 9)                              452,127               (609,338)
                                                    ---------------------  ---------------------
  Redemption Fees
   Class Y                                                             --                     --
                                                    ---------------------  ---------------------
  Net increase in net assets                                    1,048,069              3,458,729
                                                    ---------------------  ---------------------
NET ASSETS
  Beginning of period                                          25,346,056             21,887,327
                                                    ---------------------  ---------------------
  End of period                                     $          26,394,125  $          25,346,056
                                                    =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                       $             112,455  $              91,182
                                                    =====================  =====================

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS


                               Income (loss) from investment operations:            Less distributions:
                               ----------------------------------------  -----------------------------------------

                    Net asset
                      value,                   Net realized                Dividends    Distributions
                    beginning       Net       and unrealized Total from       from        from net
                        of      investment    gain (loss) on investment  net investment   realized        Total      Redemption
                    the period income (loss)   investments   operations      income     capital gains distributions     fee
                    ---------- -------------  -------------- ----------  -------------- ------------- ------------- ----------
GLOBAL MARKETS FUND
   Class A
  3/31/2006*        $    10.00  $     0.02(c)   $     2.66   $     2.68    $       --    $       --    $       --   $       --
   Class C
  3/31/2006*             10.00        0.01(c)         2.66         2.67            --            --            --           --
   Class Y
  3/31/2006(g)           11.84        0.08(c)         0.92         1.00         (0.16)           --         (0.16)          --
  9/30/2005              10.19        0.19(c)         1.73         1.92         (0.27)           --         (0.27)        0.00(d)
  9/30/2004               9.32        0.25(c)         0.96         1.21         (0.34)           --         (0.34)          --
  9/30/2003               7.53        0.32(c)         1.74         2.06         (0.27)           --         (0.27)          --
  9/30/2002               8.48        0.35(c)        (0.55)       (0.20)        (0.75)           --         (0.75)          --
  9/30/2001              13.93        0.65(c)        (2.44)       (1.79)        (0.35)        (3.31)        (3.66)          --

* From commencement of Class operations on February 1, 2006 through March 31, 2006 (Unaudited).
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to waiver/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                    Ratios to average net assets:
                                  ----------------------------------

 Net asset            Net assets,
   value,    Total      end of       Net      Gross   Net investment Portfolio
   end of   return    the period   Expenses  Expenses income (loss)  turnover
 the period (%) (a)      (000)    (%) (b)(f) (%) (f)     (%) (f)     rate (%)
 ---------- -------   ----------- ---------- -------- -------------- ---------
   $12.68      8.4(e)   $ 1,329      1.25      2.26        1.21          41
    12.67      8.1(e)     1,344      2.00      3.59        0.60          41
    12.68      8.5       70,011      1.00      1.09        1.31          41
    11.84     19.1       47,712      1.00      1.46        1.72          78
    10.19     13.2       17,274      1.00      1.87        2.55          69
     9.32     28.0       10,499      1.00      2.23        3.81          94
     7.53     (3.0)       8,340      1.00      2.43        4.26         113
     8.48    (15.0)       8,528      1.00      2.58        6.85         160

(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)Annualized for periods less than one year.
(g)For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                            Income (loss) from investment operations:                Less distributions:
                           -------------------------------------------    -----------------------------------------

                Net asset
                  value,                      Net realized                  Dividends    Distributions               Net asset
                beginning        Net         and unrealized Total from         from        from net                    value,
                    of       investment      gain (loss) on investment    net investment   realized        Total       end of
                the period  income (loss)     investments   operations        income     capital gains distributions the period
                ---------- -------------     -------------- ----------    -------------- ------------- ------------- ----------
GROWTH FUND
   Class A
  3/31/2006(h)  $     6.03  $     0.01(c)      $     0.36   $     0.37      $       --    $       --    $       --   $     6.40
  9/30/2005           4.98       (0.02)(c)           1.07         1.05              --            --            --         6.03
  9/30/2004           4.41       (0.03)(c)           0.60         0.57              --            --            --         4.98
  9/30/2003           3.65       (0.02)(c)           0.78         0.76              --            --            --         4.41
  9/30/2002           4.12       (0.03)(c)          (0.44)       (0.47)             --            --            --         3.65
  9/30/2001          14.80       (0.04)(c)          (7.31)       (7.35)             --         (3.33)        (3.33)        4.12
   Class B
  3/31/2006(h)        5.94       (0.02)(c)           0.35         0.33              --            --            --         6.27
  9/30/2005           4.94       (0.06)(c)           1.06         1.00              --            --            --         5.94
  9/30/2004           4.41       (0.07)(c)           0.60         0.53              --            --            --         4.94
  9/30/2003*          4.54          --(c)(d)        (0.13)       (0.13)             --            --            --         4.41
   Class C
  3/31/2006(h)        5.94       (0.02)(c)           0.36         0.34              --            --            --         6.28
  9/30/2005           4.94       (0.06)(c)           1.06         1.00              --            --            --         5.94
  9/30/2004           4.41       (0.06)(c)           0.59         0.53              --            --            --         4.94
  9/30/2003*          4.54          --(c)(d)        (0.13)       (0.13)             --            --            --         4.41
   Class Y
  3/31/2006(h)        6.26        0.01(c)            0.37         0.38              --            --            --         6.64
  9/30/2005           5.15          --(c)(d)         1.11         1.11              --            --            --         6.26
  9/30/2004           4.55       (0.02)(c)           0.62         0.60              --            --            --         5.15
  9/30/2003           3.75       (0.01)(c)           0.81         0.80              --            --            --         4.55
  9/30/2002           4.23       (0.02)(c)          (0.46)       (0.48)             --            --            --         3.75
  9/30/2001          15.00       (0.02)(c)          (7.42)       (7.44)             --         (3.33)        (3.33)        4.23

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to waiver/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                              ----------------------------------

                  Net assets,
        Total       end of       Net        Gross    Net investment Portfolio
       return     the period   Expenses    Expenses  income (loss)  turnover
       (%) (a)       (000)    (%) (b)(g)   (%) (g)      (%) (g)     rate (%)
    ---------     ----------- ----------   --------- -------------- ---------
          6.1(e)  $  163,522       1.16         1.30        0.17           70
         21.1(e)      51,248       1.10         1.60       (0.38)         164
         12.9(e)      14,072       1.10         1.70       (0.58)         171
         20.8(f)         947       1.10         3.11       (0.45)         201
        (11.4)           456       1.10         5.20       (0.65)         192
        (50.9)           518       1.10         4.11       (0.42)         281
          5.7(e)      39,783       1.90         2.12       (0.65)          70
         20.2(e)      38,538       1.85         2.33       (1.14)         164
         12.0(e)      12,532       1.85         2.45       (1.33)         171
         (2.9)(f)          2       1.85         7.92       (1.29)         201
          5.7(e)      46,660       1.91         2.07       (0.60)          70
         20.2(e)      25,734       1.85         2.35       (1.10)         164
         12.0(e)       6,826       1.85         2.45       (1.30)         171
         (2.9)(f)          2       1.85         7.92       (1.29)         201
          6.1        131,962       0.85         0.87        0.46           70
         21.6         95,534       0.85         0.97       (0.05)         164
         13.2         40,165       0.85         1.04       (0.32)         171
         21.3         28,898       0.85         1.18       (0.20)         201
        (11.4)        19,635       0.85         1.32       (0.39)         192
        (50.8)        21,653       0.85         1.24       (0.17)         281

(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.
(h)For the six months ended March 31, 2006 (Unaudited).


                See accompanying notes to financial statements.

                            Income (loss) from investment operations:               Less distributions:
                           -------------------------------------------  -----------------------------------------

                Net asset
                  value,                      Net realized                Dividends     Distributions                Net asset
                beginning        Net         and unrealized Total from       from         from net                     value,
                    of       investment      gain (loss) on investment  net investment    realized        Total        end of
                the period  income (loss)     investments   operations      income      capital gains distributions  the period
                ---------- -------------     -------------- ----------  --------------  ------------- -------------  ----------
RESEARCH FUND
   Class A
  3/31/2006(h)  $     9.22  $     0.04(c)      $     0.62   $     0.66    $    (0.03)    $    (0.46)   $    (0.49)   $     9.39
  9/30/2005           7.79          --(c)(d)         1.43         1.43            --(d)          --            --(d)       9.22
  9/30/2004           6.90        0.01(c)            0.90         0.91         (0.02)            --         (0.02)         7.79
  9/30/2003           5.69        0.02(c)            1.20         1.22         (0.01)            --         (0.01)         6.90
  9/30/2002*          7.61        0.01(c)           (1.92)       (1.91)        (0.01)            --         (0.01)         5.69
   Class B
  3/31/2006(h)        9.10          --(c)(d)         0.61         0.61            --(d)       (0.46)        (0.46)         9.25
  9/30/2005           7.73       (0.06)(c)           1.43         1.37            --(d)          --            --(d)       9.10
  9/30/2004           6.90       (0.05)(c)           0.90         0.85         (0.02)            --         (0.02)         7.73
  9/30/2003**         7.05        0.00(c)(d)        (0.15)       (0.15)           --             --            --          6.90
   Class C
  3/31/2006(h)        9.08        0.02(c)            0.59         0.61         (0.01)         (0.46)        (0.47)         9.22
  9/30/2005           7.73       (0.07)(c)           1.42         1.35            --(d)          --            --(d)       9.08
  9/30/2004           6.90       (0.05)(c)           0.88         0.83            --             --            --          7.73
  9/30/2003**         7.05        0.00(c)(d)        (0.15)       (0.15)           --             --            --          6.90
   Class Y
  3/31/2006(h)        9.27        0.06(c)            0.61         0.67         (0.05)         (0.46)        (0.51)         9.43
  9/30/2005           7.82        0.04(c)            1.44         1.48         (0.03)            --         (0.03)         9.27
  9/30/2004           6.92        0.03(c)            0.90         0.93         (0.03)            --         (0.03)         7.82
  9/30/2003           5.71        0.04(c)            1.20         1.24         (0.03)            --         (0.03)         6.92
  9/30/2002           6.85        0.03(c)           (1.16)       (1.13)        (0.01)            --         (0.01)         5.71
  9/30/2001          10.54        0.01(c)           (3.65)       (3.64)           --          (0.05)        (0.05)         6.85

*  From commencement of Class operations on November 30, 2001 through
   September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to waiver/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                              ----------------------------------

                  Net assets,
        Total       end of       Net      Gross       Net investment Portfolio
       return     the period   Expenses  Expenses      income(loss)  turnover
       (%) (a)       (000)    (%) (b)(g) (%) (g)         (%) (g)     rate (%)
    ---------     ----------- ---------- ---------    -------------- ---------
          7.4(e)  $    1,195       1.25      20.45           0.93           83
         18.4(e)         344       1.25      34.73           0.03          133
         13.2(e)         106       1.21      39.85           0.07          151
         21.5(f)          41       1.10      28.75           0.35          138
        (25.2)            17       1.10     213.89           0.22          130
          6.9(e)         331       2.00      24.02           0.09           83
         17.8(e)         210       2.00      41.40          (0.71)         133
         12.3(e)          57       2.00      40.60          (0.71)         151
         (2.1)(f)          2       2.00     125.11          (0.72)         138
          6.9(e)         703       2.00      20.87           0.34           83
         17.5(e)         140       2.00      37.60          (0.76)         133
         12.0(e)           3       2.00      40.60          (0.59)         151
         (2.1)(f)          2       2.00     125.11          (0.72)         138
          7.5         24,164       0.85       1.09           1.21           83
         19.0         24,651       0.85       1.31           0.43          133
         13.5         21,721       0.85       1.50           0.44          151
         21.8         21,881       0.85       1.31           0.59          138
        (16.6)        15,889       0.89       1.46           0.36          130
        (34.7)         4,245       1.15       4.26           0.09          171

(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.
(h)For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Period Ended March 31, 2006 (unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain equity Funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Global Markets Fund (the "Global Markets Fund"), formerly the Loomis Sayles Worldwide Fund.
Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles Research Fund (the "Research Fund")

On February 1, 2006, the Loomis Sayles Worldwide Fund changed its name to the Loomis Sayles Global Markets Fund.

Each Fund offers Class A, Class C and Class Y shares. Growth Fund and Research Fund also offer Class B shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investments companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of March 31, 2006, approximately 21% of the market value of the investments for the Loomis Sayles Global Markets Fund were fair valued pursuant to procedures approved by the Board of Trustees. Certain securities held by Loomis Sayles Global Markets Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

For the Period Ended March 31, 2006 (unaudited)


c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2006, the Global Markets Fund had the following open forward foreign currency exchange contract:

                                     Local    Aggregate            Unrealized
                          Delivery  Currency    Face     Total    Appreciation
                            Date     Amount    Amount    Value   (Depreciation)
-                        ---------- --------- --------- -------- --------------
Australian Dollar (sell) 05/15/2006   115,000 $ 85,439  $ 82,241    $ 3,198
Canadian Dollar (sell)   04/05/2006   204,000  177,157   174,779      2,378
Mexican Peso (sell)      04/26/2006 3,100,000  292,853   283,885      8,968
Mexican Peso (buy)       04/26/2006 1,550,000  141,943   146,068     (4,125)
Mexican Peso (buy)       04/26/2006 1,550,000  141,943   144,220     (2,277)

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and losses acquired in mergers. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

For the Period Ended March 31, 2006 (unaudited)


Tax characterization of distribution is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2005 was as follows:

                                   2005 Distributions Paid From:
              -                   -------------------------------
                                  Ordinary   Long-Term
                                   Income  Capital Gains  Total
              -                    ------  -------------  -----
              Global Markets Fund $480,214      $--      $480,214
              Growth Fund               --       --            --
              Research Fund         91,367       --        91,367

As of September 30, 2005, the capital loss carry forwards were as follows:

Capital loss carry forward:          Global Markets Fund  Growth Fund   Research Fund
---------------------------          ------------------- -------------  -------------
   Expires September 30, 2008            $        --     $ (21,713,204)      $--
   Expires September 30, 2009                             (163,859,849)       --
   Expires September 30, 2010               (130,022)      (43,118,629)       --
   Expires September 30, 2011             (1,040,663)       (6,192,314)       --
                                         -----------     -------------       ---
   Total capital loss carry forward       (1,170,685)     (234,883,996)       --
                                         ===========     =============       ===

On December 17, 2004 the CDC Nvest Star Growth Fund merged with the Loomis Sayles Growth Fund. As a result of this merger the Loomis Sayles Growth Fund acquired $221,659,253 in capital loss carry forwards. In addition to the losses acquired in mergers, the Loomis Sayles Growth Fund had accumulated capital loss carry forwards of $13,224,743, resulting in total capital loss carry forwards of $234,883,996 before limitations. As a significant portion of the Fund's losses were a result of mergers, they are subject to limitation under Section 382 of the Internal Revenue Code ("IRC"). Specially, due the limitations of IRC
Section 382, $196,240,450 of capital loss carry forwards expired upon completion of the mergers. Consequently, after limitations, the Loomis Sayles Growth Fund has total loss carry forwards of $38,643,546, of which $32,451,232 and $6,192,314 expire in 2010 and 2011, respectively.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentage described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006, were as follows:

                                      Market Value  Value of
                  Fund                  on Loan    Collateral
                  ----                ------------ ----------
                  Global Markets Fund  $8,480,321  $8,847,360
                  Growth Fund           8,510,964   8,634,422
                  Research Fund           756,286     762,248

i. Indemnifications. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Period Ended March 31, 2006 (unaudited)


3. Purchases and Sales of Securities. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments) and U.S. Government/Agency Securities were as follows:

                 Fund                 Purchases      Sales
                 ----                ------------ ------------
                 Global Markets Fund $ 42,827,630 $ 22,849,257
                 Growth Fund          361,021,368  200,932,963
                 Research Fund         22,074,843   23,021,513

For the six months ended March 31, 2006 purchases and sales of U.S. Government/Agency Securities by the Global Markets Fund were $966,360 and $1,417,860, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                           Percentage of
                                              Average
                      Fund                Daily Net Assets
                      ----                ----------------
                      Global Markets Fund       0.75%
                      Growth Fund               0.50%
                      Research Fund             0.50%

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expenses limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At March 31, 2006, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                                  Expense Limit as a Percentage of Average
                                         Daily Net Assets
              -                   ----------------------------------------
              Fund                Class A    Class B   Class C   Class Y
              ----                -------    -------   -------   -------
              Global Markets Fund  1.25%        N/A     2.00%     1.00%
              Growth Fund          1.25%      2.00%     2.00%     0.85%
              Research Fund        1.25%      2.00%     2.00%     0.85%

Prior to February 1, 2006, the Growth Fund limited its total operating expenses on Class A, Class B and Class C to 1.10%, 1.85% and 1.85% of average daily net assets, respectively.

For the six months ended March 31, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                             Percentage of
                                                               Average
                              Gross    Waiver of     Net     Daily Net Assets
                            Management Management Management ----------------
        Fund                   Fee        Fee        Fee     Gross     Net
        ----                ---------- ---------- ---------- -----     -----
        Global Markets Fund  $219,659   $26,463    $193,196  0.75%    0.64%
        Growth Fund           730,080         0     730,080  0.75%    0.75%
        Research Fund          67,655    32,678      34,977  0.50%    0.26%

For the Period Ended March 31, 2006 (unaudited)


For the six months ended March 31, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                                              Expense
                         Fund                Reimbursed
                         ----                ----------
                         Global Markets Fund $   2,106
                         Growth Fund          155, 609
                         Research Fund         129,605

At March 31, 2006, the amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                           Expenses Subject to      Expenses Subject to
                          Possible Reimbursement   Possible Reimbursement
     Fund                Until September 30, 2006 Until September 30, 2007
     ----                ------------------------ ------------------------
     Global Markets Fund         $109,851                 $ 28,569
     Growth Fund                  510,048                  155,609
     Research Fund                248,008                  162,283

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

b. Administrative Expense. IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), a wholly owned subsidiary of IXIS US Group, provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator.

Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Cash Management Trust ("IXIS Advisor Funds Trusts") (collectively, the "Trusts") and IXIS Advisors, each Fund paid IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         First       Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                        0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2006, fees paid to IXIS Advisors for administrative fees were as follows:

                                           Administrative
                       Fund                     Fee
                       ----                --------------
                       Global Markets Fund    $ 19,365
                       Growth Fund             107,905
                       Research Fund             6,707

c. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Loomis Sayles Investment Grade Bond Fund, Class J.

For the Period Ended March 31, 2006 (unaudited)


Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Growth Fund and Research Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Growth Fund and the Research Fund pay IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Growth Fund and the Research Fund pay IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2006 the Funds paid the following service and distribution fees:

                                    Service Fee        Distribution Fee
         -                   ------------------------- ---------------
         Fund                Class A  Class B Class C  Class B  Class C
         ----                -------  ------- -------  -------  -------
         Global Markets Fund $    318     N/A $    670    N/A   $   223
         Growth Fund          128,844 147,973  132,424 49,325    44,142
         Research Fund            857     970    1,468    323       489

Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in shares of the Funds for the six months ended March 31, 2006, were as follows:

                        Fund                Commissions
                        ----                -----------
                        Global Markets Fund  $ 16,952
                        Growth Fund           240,727
                        Research Fund           1,591

d. Trustees Fees and Expenses. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Trusts on the normal payment date. Deferred amounts remain in the fund until distributed in accordance with the Plan.

For the Period Ended March 31, 2006 (unaudited)


Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period from October 1st through December 31, 2005, each Fund's portion of such expense was approximately $575.

e. Redemption Fees. Shareholders of Class A shares of Global Market Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets. Prior to February 1, 2006, shareholders of Class Y shares of Global Markets Fund were charged a 2% redemption fee.

5. Line of Credit. Each Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2006, the Funds had no borrowing under this agreement.

6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2006, amounts rebated under these agreements were as follows:

                          Fund                Rebates
                          ----                -------
                          Global Markets Fund $ 2,746
                          Growth Fund          58,651
                          Research Fund         8,669

7. Shareholders. At March 31, 2006, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                 Profit Sharing
                Fund                Pension Plan Retirement Plan
                ----                ------------ ---------------
                Global Markets Fund    891,975        348,845
                Growth Fund          1,566,568      2,564,124
                Research Fund        1,130,171        666,041

For the Period Ended March 31, 2006 (unaudited)


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                    Six Months Ended           Year Ended
                                                                     March 31, 2006        September 30, 2005
                                                                 ----------------------  ----------------------
Global Markets Fund                                                Shares      Amount      Shares      Amount
--------------------------------------------------------------   ---------  -----------  ---------  -----------
Class A*
   Issued from the sale of shares                                  105,016  $ 1,323,533         --  $        --
   Issued in connection with the reinvestment of distributions          --           --         --
   Redeemed                                                           (188)      (2,340)        --           --
                                                                 ---------  -----------  ---------  -----------
   Net change                                                      104,828  $ 1,321,193         --  $        --
                                                                 =========  ===========  =========  ===========
Class C*
   Issued from the sale of shares                                  106,089  $ 1,331,755         --  $        --
   Issued in connection with the reinvestment of distributions          --           --         --           --
   Redeemed                                                             --           --         --           --
                                                                 ---------  -----------  ---------  -----------
   Net change                                                      106,089  $ 1,331,755         --  $        --
                                                                 =========  ===========  =========  ===========
Class Y
   Issued from the sale of shares                                1,551,764  $19,133,445  2,600,338  $30,275,197
   Issued in connection with the reinvestment of distributions      53,613      656,760     42,385      458,186
   Redeemed                                                       (114,543)  (1,412,777)  (307,403)  (3,348,977)
                                                                 ---------  -----------  ---------  -----------
   Net change                                                    1,490,834  $18,377,428  2,335,320  $27,384,406
                                                                 =========  ===========  =========  ===========

* From commencement of Class operations on February 2, 2006 through March 31, 2006.

                                                                     Six Months Ended             Year Ended
                                                                      March 31, 2006          September 30, 2005
                                                                 ------------------------  ------------------------
Growth Fund                                                        Shares       Amount       Shares       Amount
--------------------------------------------------------------   ----------  ------------  ----------  ------------
Class A
   Issued from the sale of shares                                18,952,684  $121,474,541   2,891,752  $ 16,226,988
   Issued in connection with the reinvestment of distributions           --            --          --            --
   Issued in connection with Merger (Note 9)                             --            --   4,629,768    25,972,996
   Redeemed                                                      (1,882,211)  (11,888,868) (1,850,918)  (10,329,710)
                                                                 ----------  ------------  ----------  ------------
   Net change                                                    17,070,473  $109,585,673   5,670,602  $ 31,870,274
                                                                 ==========  ============  ==========  ============
Class B
   Issued from the sale of shares                                   604,867  $  3,766,501     417,659  $  2,291,627
   Issued in connection with the reinvestment of distributions           --            --          --            --
   Issued in connection with Merger (Note 9)                             --            --   4,956,246    27,556,727
   Redeemed                                                        (750,327)   (4,602,036) (1,424,287)   (7,852,340)
                                                                 ----------  ------------  ----------  ------------
   Net change                                                      (145,460) $   (835,535)  3,949,618  $ 21,996,014
                                                                 ==========  ============  ==========  ============
Class C
   Issued from the sale of shares                                 3,529,737  $ 22,029,208   3,050,164  $ 16,889,388
   Issued in connection with the reinvestment of distributions           --            --          --            --
   Issued in connection with Merger (Note 9)                             --            --     636,031     3,536,331
   Redeemed                                                        (425,333)   (2,655,428)   (737,262)   (4,155,230)
                                                                 ----------  ------------  ----------  ------------
   Net change                                                     3,104,404  $ 19,373,780   2,948,933  $ 16,270,489
                                                                 ==========  ============  ==========  ============
Class Y
   Issued from the sale of shares                                 5,259,539  $ 34,767,600  11,677,737  $ 65,052,505
   Issued in connection with the reinvestment of distributions           --            --          --            --
   Issued in connection with Merger (Note 9)                             --            --          --            --
   Redeemed                                                        (661,111)   (4,357,170) (4,211,591)  (23,437,153)
                                                                 ----------  ------------  ----------  ------------
   Net change                                                     4,598,428  $ 30,410,430   7,466,146  $ 41,615,352
                                                                 ==========  ============  ==========  ============

For the Period Ended March 31, 2006 (unaudited)


                                                                    Six Months Ended          Year Ended
                                                                     March 31, 2006       September 30, 2005
                                                                 ---------------------  ---------------------
Research Fund                                                     Shares      Amount     Shares      Amount
--------------------------------------------------------------   --------  -----------  --------  -----------
Class A
   Issued from the sale of shares                                  94,103  $   871,143    24,722  $   218,280
   Issued in connection with the reinvestment of distributions      2,619       23,856         7           59
   Redeemed                                                        (6,736)     (62,659)   (1,008)      (8,728)
                                                                 --------  -----------  --------  -----------
   Net change                                                      89,986  $   832,340    23,721  $   209,611
                                                                 ========  ===========  ========  ===========
Class B
   Issued from the sale of shares                                  20,006  $   182,842    27,651  $   232,970
   Issued in connection with the reinvestment of distributions        646        5,804         3           26
   Redeemed                                                        (7,972)     (73,450)  (11,937)     (99,081)
                                                                 --------  -----------  --------  -----------
   Net change                                                      12,680  $   115,196    15,717  $   133,915
                                                                 ========  ===========  ========  ===========
Class C
   Issued from the sale of shares                                  66,647  $   604,001    20,933  $   181,888
   Issued in connection with the reinvestment of distributions        183        1,639         1           12
   Redeemed                                                        (5,984)     (54,464)   (5,853)     (49,291)
                                                                 --------  -----------  --------  -----------
   Net change                                                      60,846  $   551,176    15,081  $   132,609
                                                                 ========  ===========  ========  ===========
Class Y
   Issued from the sale of shares                                 216,621  $ 1,977,139   828,044  $ 7,048,438
   Issued in connection with the reinvestment of distributions    153,010    1,398,512    10,737       91,263
   Redeemed                                                      (468,179)  (4,422,236) (955,495)  (8,225,174)
                                                                 --------  -----------  --------  -----------
   Net change                                                     (98,548) $(1,046,585) (116,714) $(1,085,473)
                                                                 ========  ===========  ========  ===========

9. Acquisition of Assets. After the close of business on December 17, 2004, Growth Fund acquired all assets and liabilities of CDC Nvest Star Growth Fund ("Star Growth Fund"), pursuant to a plan of reorganization approved by Large Cap Growth Fund shareholders on December 17, 2004. The acquisition was accomplished by a tax-free exchange of 4,629,768 Class A shares of the Growth Fund for 3,026,518 shares of the Star Growth Fund Class A, 4,956,246 Class B shares of the Growth Fund for 3,333,608 shares of the Star Growth Fund Class B and 636,031 Class C shares of the Growth Fund for 427,538 shares of the Star Growth Fund Class C. Star Growth Fund net assets at that date of $57,066,054, including $1,346,493 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $89,294,106. The combined net assets of the Growth Fund immediately following the acquisition were $146,360,160. The Growth Fund acquired capital loss carryovers, subject to limitations, of $178,831,978 from the Star Growth Fund.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             14

                    Statements of Assets and Liabilities 33

                    Statements of Operations             35

                    Statements of Changes in Net Assets  37

                    Financial Highlights                 41

                    Notes to Financial Statements        47

         SEMIANNUAL REPORT
         MARCH 31, 2006 (Unaudited)

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $53.1 million

PORTFOLIO REVIEW
The Fund generated a strong return for the six-month period ended March 31, 2006, significantly outpacing its Benchmark, the Russell Midcap Growth Index. Our stock selections in the financial services sector, which was overweighted relative to the Benchmark, accounted for the majority of the Fund's outperformance. In mid-October we began taking profits in some of the Fund's energy holdings, moving from a significant overweight to a close-to-neutral position. We used those profits to increase our holdings in the financial services sector. This swap helped performance, because the energy sector was weak during the period, while many of the Fund's financials stocks were strong.

Although our financial services holdings are a diverse group, our primary exposure is to the capital markets sector (Moody's Corporation, Chicago Mercantile Exchange, IntercontinentalExchange) and to commercial real estate services companies (CB Richard Ellis Group). We believe the capital markets names we selected may show increasing profitability as electronic trading becomes more prevalent and the industry consolidates. We also think the real estate services companies we selected should benefit from a worldwide cyclical upturn in commercial leasing and from a secular increase in real estate investing. Given the relatively flat yield curve, we avoided investing in banks.

Performance in the Fund's technology sector was broad-based, but driven primarily by company-specific fundamentals, with no broad theme or industry exposure leading the sector's outperformance. In particular, the Fund held strong performers in the semiconductor industry (Broadcom), Internet services (Akamai Technology) and communications equipment (F5 Networks).

The Fund's healthcare sector also displayed broad strength during the period, with solid performance from biotech, health services and medical device companies. However, the two common themes were cost containment and therapeutic innovation.

Our strategy is to invest in companies that we believe will show superior earnings growth, either because of company-specific events (e.g., a new product cycle) or because of increased operating leverage as the economic cycle unfolds. In addition, we have attempted to focus on a select number of high-confidence companies, industries, and sectors that we believe are undergoing a major transformation. Our biggest sector overweight remains financial services; in particular, we continue to focus on the demutualization of the stock and derivatives exchanges, which we think is an excellent example of transformational change.

Two sectors--energy and materials and processing--had an overall negative impact on Fund performance during the period. In the energy sector, stock selection added value, but our trading around the core positions generated mixed results. For example, in the fourth calendar quarter of 2005 we reduced the Fund's emphasis on energy, moved to a neutral weighting, and locked in attractive gains. In January 2006 we moved back to an overweighted position just in time to participate in the sector's correction. Materials stocks also weakened during the period, following their strong performance in the third calendar quarter of 2005. Again, we did not time our buys and sells particularly well.

The consumer discretionary segment remains the Fund's largest sector underweight. The headwinds to consumer spending--including rising interest rates, high energy prices and declining mortgage equity withdrawals--are well known and already discounted in share prices to some extent. Therefore, despite some near-term concerns, we continue to seek out attractive companies in this sector.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised to deliver significant potential earnings growth. This level of earnings, combined with dividend distributions, may keep the market in good shape. However, in the short run, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                         19.37%     34.68%     2.61%       11.27%
                       ----------------------------------------------

                       LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                         19.22      34.28      2.35        10.97
                       ----------------------------------------------

                       RUSSELL MIDCAP GROWTH INDEX(c)
                         11.32      22.68      8.99         9.02
                       ----------------------------------------------

                       LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                         12.88      24.88      6.31         7.27
                       ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(a)(b)

                                     [CHART]

                  Loomis Sayles                         Lipper Mid-Cap
                    Aggressive     Russell Midcap            Growth
                   Growth Fund     Growth Index(c)       Funds Index(c)
                  --------------   --------------       --------------
 12/31/1996        $100,000            $100,000             $100,000
  1/31/1997         106,200             104,425              102,559
  2/28/1997         102,897             102,125               95,742
  3/31/1997          96,301              96,355               88,460
  4/30/1997          97,399              98,714               87,694
  5/31/1997         106,194             107,560               99,115
  6/30/1997         107,193             110,537              103,291
  7/31/1997         118,094             121,117              109,599
  8/31/1997         115,390             119,935              109,295
  9/30/1997         125,694             126,005              117,120
 10/31/1997         122,891             119,696              110,561
 11/30/1997         119,094             120,954              108,793
 12/31/1997         122,643             122,542              111,341
  1/31/1998         116,241             120,336              109,235
  2/28/1998         125,529             131,650              118,513
  3/31/1998         129,796             137,168              124,650
  4/30/1998         133,210             139,031              125,192
  5/31/1998         127,229             133,312              117,895
  6/30/1998         133,743             137,084              123,318
  7/31/1998         126,909             131,211              115,110
  8/31/1998         101,184             106,169               90,293
  9/30/1998         112,173             114,200               99,709
 10/31/1998         119,756             122,608              103,376
 11/30/1998         120,714             130,879              111,232
 12/31/1998         136,793             144,433              125,581
  1/31/1999         138,120             148,763              131,815
  2/28/1999         135,358             141,488              121,576
  3/31/1999         173,623             149,368              130,243
  4/30/1999         182,478             156,174              135,585
  5/31/1999         189,230             154,165              135,021
  6/30/1999         214,000             164,928              145,904
  7/31/1999         212,331             159,676              143,907
  8/31/1999         224,709             158,017              143,178
  9/30/1999         222,058             156,671              147,358
 10/31/1999         278,017             168,785              160,386
 11/30/1999         326,280             186,265              180,504
 12/31/1999         407,361             218,517              218,156
  1/31/2000         418,767             218,473              214,410
  2/29/2000         569,397             264,402              268,144
  3/31/2000         517,127             264,674              249,271
  4/30/2000         468,207             238,982              216,387
  5/31/2000         421,058             221,561              196,935
  6/30/2000         480,680             245,071              227,537
  7/31/2000         469,240             229,552              218,099
  8/31/2000         555,392             264,171              246,622
  9/30/2000         550,894             251,256              234,769
 10/31/2000         466,717             234,060              215,786
 11/30/2000         349,384             183,197              170,662
 12/31/2000         384,532             192,844              182,963
  1/31/2001         352,770             203,859              185,448
  2/28/2001         275,443             168,598              157,630
  3/31/2001         235,972             144,469              140,906
  4/30/2001         274,412             168,550              159,484
  5/31/2001         261,652             167,757              160,799
  6/30/2001         253,671             167,846              160,171
  7/31/2001         228,355             156,526              151,747
  8/31/2001         199,422             145,181              141,579
  9/30/2001         158,880             121,187              121,159
 10/31/2001         174,339             133,926              127,905
 11/30/2001         192,383             148,344              138,410
 12/31/2001         194,730             153,983              144,414
  1/31/2002         188,051             148,983              138,891
  2/28/2002         169,076             140,537              131,985
  3/31/2002         183,143             151,263              140,305
  4/30/2002         173,528             143,255              135,640
  5/31/2002         162,284             138,980              131,115
  6/30/2002         146,818             123,643              119,334
  7/31/2002         132,166             111,630              106,464
  8/31/2002         130,051             111,242              105,195
  9/30/2002         125,369             102,404               98,659
 10/31/2002         130,409             110,336              103,634
 11/30/2002         140,255             118,972              109,789
 12/31/2002         123,621             111,784              103,299
  1/31/2003         122,100             110,686              101,767
  2/28/2003         121,050             109,724              100,196
  3/31/2003         121,522             111,767              101,629
  4/30/2003         130,661             119,377              108,758
  5/31/2003         145,190             130,863              117,751
  6/30/2003         145,306             132,730              119,594
  7/31/2003         153,037             137,473              124,311
  8/31/2003         166,978             145,044              130,425
  9/30/2003         160,416             142,231              126,049
 10/31/2003         176,121             153,694              135,937
 11/30/2003         177,406             157,806              139,169
 12/31/2003         173,184             159,529              139,883
  1/31/2004         180,094             164,796              143,417
  2/29/2004         176,456             167,561              145,395
  3/31/2004         180,444             167,241              145,360
  4/30/2004         178,098             162,519              140,749
  5/31/2004         186,540             166,354              143,814
  6/30/2004         193,573             169,002              147,273
  7/31/2004         177,177             157,809              136,810
  8/31/2004         171,667             155,864              134,440
  9/30/2004         181,624             161,683              140,191
 10/31/2004         185,601             167,167              144,334
 11/30/2004         198,018             175,800              152,357
 12/31/2004         206,691             184,222              159,511
  1/31/2005         200,780             179,291              154,357
  2/28/2005         207,165             183,831              156,350
  3/31/2005         199,354             181,145              153,235
  4/30/2005         188,230             173,978              145,854
  5/31/2005         201,369             183,942              154,505
  6/30/2005         206,464             187,362              158,041
  7/31/2005         217,716             198,294              167,139
  8/31/2005         217,476             197,083              166,616
  9/30/2005         224,936             199,635              169,525
 10/31/2005         220,684             193,760              164,815
 11/30/2005         235,956             204,271              173,726
 12/31/2005         238,551             206,512              174,788
  1/31/2006         260,689             218,879              186,792
  2/28/2006         255,944             216,185              185,179
  3/31/2006         268,511             222,226              191,357

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees.
(b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]


                                  JOHN SLAVIK
                           Manager since April 2005

[PHOTO]

Mark F. Burns
Manager since January 2005
                                 MARK F. BURNS
                          Manager since January 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest US companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $26.4 million

PORTFOLIO REVIEW
Favorable stock selection across most sectors enabled the Fund to outperform its Benchmark, the Russell 2000 Growth Index, for the six months ended March 31, 2006. Leading sectors included technology, financials and consumer discretionary--areas in which our stock selections drove performance. These sectors were home to the top three performers for the period. Although we generally build the Fund's sector positions from the bottom up, the Fund's weightings in technology and financials increased during the six-month period, while healthcare and producer durables decreased.

We took profits in financial holding CB Richard Ellis Group, a commercial real estate broker and the Fund's top performer for the six months ended March 31, 2006. The company is benefiting from the commercial real estate cycle, which is still in a relatively early stage. In addition, the company's market-share gains and operating leverage have helped it post strong earnings and generate solid cash flow.

Apparel company Guess, a consumer discretionary holding, also was among the leading performers for the six-month period. The company posted strong earnings growth due to the brand's re-emergence and to several management initiatives that have improved profitability. Technology holding Redback Networks, a communications equipment manufacturer, also was among the Fund's top three contributors to performance. The company increased its customer base with several large telecommunication companies that needed to upgrade their data and video-services networks.

The utilities sector was the only area showing a negative absolute contribution to the Fund's six-month return. The lone utilities stock owned by the Fund during the period was Alamosa Holdings, a Sprint wireless service affiliate, which we sold. Although the stock increased significantly since we purchased it, it did give back a small part of these gains during the fourth quarter of 2005.

Among individual holdings, Hudson Highland, SFBC and Universal American were the Fund's worst performers during the six-month period, and we sold each stock. Due to some customer concentration issues, the market has drastically reduced its earnings outlook for Hudson Highland, a staffing company. These earnings revisions severely weighed on the stock. SFBC, a clinical staffing company serving the pharmaceuticals industry, suffered stock setbacks when it announced a declining backlog. A federal investigation into one of the company's facilities also weakened the stock. Universal American, an insurance company we owned for its exposure to Medicare Part D, struggled when earnings faltered due to another business line.

OUTLOOK
Looking ahead, we believe the market has the potential to deliver returns in line with earnings growth. The economy continues to grow at a healthy rate, which may allow for brisk earnings growth. We think selected smaller companies have the potential to experience even faster growth. This level of earnings, combined with dividend payments, may keep the market vital. In the near term, though, investors' fixation with predicting the end of the interest-rate-hike cycle may increase market volatility. With shorter-than-usual time horizons, investors are basing decisions on daily and monthly economic data. We remain conservative toward economic growth and inflation prospects, and we look forward to a more neutral Federal Reserve policy.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                           SINCE
                       6 MONTHS*    1 YEAR    5 YEARS    INCEPTION
                       ---------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                         17.96%     33.10%      0.82%      4.24%
                       ---------------------------------------------

                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                         17.71      32.64       0.56       3.97
                       ---------------------------------------------

                       RUSSELL 2000 INDEX(c)
                         15.23      25.85      12.59       9.79
                       ---------------------------------------------

                       RUSSELL 2000 GROWTH INDEX(c)
                         16.20      27.84       8.59       5.39
                       ---------------------------------------------

                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                         14.13      24.66       8.04       7.68
                       ---------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(a)(b)

                                     [CHART]

                                     Russell                        Lipper
                   Loomis Sayles      2000           Russell       Small-Cap
                    Small Cap        Growth           2000       Growth Funds
                   Growth Fund       Index(c)       Index(c)       Index(c)
                   -----------      ---------      ---------     ------------
 12/31/1996         $100,000        $100,000       $100,000       $100,000
  1/31/1997          102,600         102,498        101,998        102,319
  2/28/1997           94,997          96,308         99,525         94,931
  3/31/1997           85,099          89,512         94,829         88,083
  4/30/1997           83,499          88,476         95,093         86,771
  5/31/1997           97,101         101,774        105,673         98,809
  6/30/1997          102,801         105,225        110,201        104,095
  7/31/1997          111,097         110,617        115,329        110,360
  8/31/1997          112,996         113,936        117,968        112,113
  9/30/1997          125,494         123,028        126,603        121,548
 10/31/1997          116,697         115,639        121,041        115,333
 11/30/1997          115,401         112,882        120,258        112,727
 12/31/1997          119,429         112,945        122,363        111,226
  1/31/1998          115,523         111,439        120,432        109,575
  2/28/1998          128,081         121,277        129,337        118,434
  3/31/1998          133,88          126,364        134,671        123,791
  4/30/1998          132,089         127,139        135,416        124,691
  5/31/1998          121,007         117,902        128,123        115,867
  6/30/1998          132,817         119,107        128,393        119,262
  7/31/1998          119,734         109,161        117,999        110,288
  8/31/1998           92,722          83,962         95,086         86,200
  9/30/1998          103,691          92,475        102,527         90,810
 10/31/1998          107,808          97,298        106,709         94,390
 11/30/1998          121,305         104,846        112,299        102,066
 12/31/1998          141,770         114,334        119,249        112,299
  1/31/1999          145,881         119,477        120,833        115,014
  2/28/1999          136,705         108,547        111,046        103,947
  3/31/1999          147,149         112,413        112,780        108,645
  4/30/1999          148,518         122,341        122,886        112,888
  5/31/1999          145,770         122,534        124,681        113,503
  6/30/1999          167,607         128,989        130,319        124,127
  7/31/1999          162,645         125,000        126,743        123,688
  8/31/1999          167,395         120,325        122,053        121,954
  9/30/1999          176,568         122,646        122,079        126,375
 10/31/1999          199,239         125,788        122,574        133,743
 11/30/1999          220,339         139,088        129,892        150,618
 12/31/1999          271,920         163,603        144,596        180,988
  1/31/2000          266,971         162,080        142,274        179,104
  2/29/2000          363,481         199,791        165,769        231,579
  3/31/2000          315,393         178,789        154,840        213,402
  4/30/2000          290,067         160,738        145,522        187,021
  5/31/2000          250,821         146,663        137,041        171,731
  6/30/2000          280,568         165,609        148,987        201,975
  7/31/2000          251,782         151,416        144,193        188,834
  8/31/2000          293,980         167,343        155,196        209,143
  9/30/2000          284,602         159,030        150,634        198,786
 10/31/2000          256,740         146,121        143,910        183,871
 11/30/2000          190,475         119,590        129,137        152,559
 12/31/2000          222,551         126,908        140,228        166,052
  1/31/2001          212,470         137,180        147,529        171,112
  2/28/2001          165,408         118,376        137,849        149,206
  3/31/2001          140,894         107,613        131,106        134,714
  4/30/2001          166,734         120,788        141,362        149,258
  5/31/2001          162,132         123,586        144,837        153,303
  6/30/2001          166,072         126,956        149,838        157,168
  7/31/2001          142,639         116,125        141,727        148,407
  8/31/2001          126,550         108,873        137,150        139,621
  9/30/2001           99,126          91,306        118,688        117,830
 10/31/2001          110,575         100,090        125,633        126,465
 11/30/2001          118,990         108,445        135,359        136,265
 12/31/2001          123,702         115,196        143,714        144,519
  1/31/2002          117,752         111,098        142,219        140,149
  2/28/2002          103,045         103,908        138,322        131,668
  3/31/2002          109,444         112,939        149,439        142,433
  4/30/2002          105,405         110,496        150,801        138,675
  5/31/2002          100,357         104,035        144,108        133,112
  6/30/2002           91,716          95,213        136,958        123,221
  7/31/2002           78,692          80,579        116,273        105,745
  8/31/2002           77,795          80,542        115,977        105,592
  9/30/2002           71,284          74,724        107,648         99,188
 10/31/2002           75,889          78,504        111,099        103,420
 11/30/2002           80,267          86,286        121,014        112,083
 12/31/2002           72,297          80,336        114,276        104,595
  1/31/2003           69,940          78,153        111,114        101,833
  2/28/2003           69,045          76,069        107,756         98,659
  3/31/2003           68,368          77,221        109,144        100,694
  4/30/2003           75,554          84,529        119,492        109,016
  5/31/2003           83,970          94,055        132,316        120,133
  6/30/2003           85,658          95,867        134,710        124,204
  7/31/2003           91,611         103,115        143,139        131,466
  8/31/2003           98,913         108,653        149,702        138,438
  9/30/2003           96,440         105,903        146,938        135,037
 10/31/2003          104,415         115,051        159,278        147,289
 11/30/2003          107,892         118,802        164,930        151,211
 12/31/2003          103,631         119,334        168,276        151,426
  1/31/2004          111,040         125,603        175,587        158,511
  2/29/2004          106,665         125,408        177,161        157,915
  3/31/2004          106,217         125,994        178,812        156,824
  4/30/2004          101,618         119,670        169,696        149,160
  5/31/2004          104,870         122,050        172,397        152,272
  6/30/2004          109,023         126,111        179,657        156,613
  7/31/2004           99,025         114,792        167,560        142,796
  8/31/2004           94,757         112,320        166,699        138,170
  9/30/2004          100,594         118,531        174,525        146,064
 10/31/2004          101,942         121,411        177,960        150,159
 11/30/2004          107,784         131,674        193,396        160,674
 12/31/2004          113,399         136,406        199,120        167,766
  1/31/2005          111,494         130,261        190,812        161,416
  2/28/2005          113,512         132,049        194,044        164,605
  3/31/2005          110,254         127,096        188,490        159,074
  4/30/2005          104,532         119,007        177,695        150,187
  5/31/2005          111,943         127,398        189,325        160,140
  6/30/2005          117,216         131,517        196,628        165,737
  7/31/2005          124,847         140,710        209,085        175,850
  8/31/2005          123,161         138,727        205,209        172,813
  9/30/2005          124,393         139,826        205,852        173,752
 10/31/2005          118,783         134,659        199,461        167,867
 11/30/2005          125,850         142,283        209,144        176,867
 12/31/2005          125,511         142,071        208,188        176,718
  1/31/2006          140,446         155,775        226,857        191,121
  2/28/2006          138,873         154,945        226,232        190,374
  3/31/2006          146,765         162,475        237,208        198,307

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $814.3 million

PORTFOLIO REVIEW
The Fund posted solid performance for the six-month period ended March 31, 2006, maintaining pace with its Benchmark, the Russell 2000 Value Index, in a market climate that strongly favored small-cap stocks. All sectors except utilities generated positive returns for the Fund. Our sector allocations were positive influences on relative performance, while stock selection was a slight negative. In particular, our technology and consumer discretionary stocks generally lagged the Benchmark. But good stock selection within the energy, basic materials and financial services sectors largely offset the negative influence of the laggards.

Within financial services, we found strength in the credit card processing, consumer finance, and real estate investment trust (REIT) areas, as opposed to more traditional banks and insurance companies. For example, Wright Express Corp., which provides payment processing and information management services for vehicle fleets, and Advanta Corp., an issuer of business credit cards, were the Fund's top financial services holdings.

Many basic materials companies continued to benefit from their ability to pass through higher costs of raw materials to end customers. A healthy commercial construction market also helped these companies. Chaparral Steel, a manufacturer of structural steel products and steel bars, was the Fund's top performer. Although the company has no formal Wall Street coverage yet, it has delivered very strong earnings during its short history as an independent entity. (Texas Industries spun it off in July 2005.) Chaparral clearly has benefited from the strong commercial construction environment and the ability to raise prices, as the steel supply remains relatively tight.

The Fund's second-best performer was Live Nation, another recent spin-off. We added this producer and promoter of music concerts and theatrical shows shortly after Clear Channel Entertainment made it a separate entity. The overhang of stock caused by the spin-off resulted in a large number of shares available at an attractive valuation, and we were able to build a position before the stock rose sharply in the first calendar quarter of 2006. Live Nation has announced a number of initiatives to create shareholder value, including monetizing certain real estate assets and increasing the company's presence in ticket and concession sales.

The Fund's utility stocks were marginally negative as a result of volatile prices in the natural gas market, which impacted a few of the Fund's holdings. Other lagging sectors included consumer staples and healthcare, as investors preferred more economically sensitive companies and sectors during the period.

Two of the Fund's strongest performers for the first nine months of 2005 reversed course late in the calendar year, leading to disappointing six-month performance. In addition to suffering from the overall weakness in energy stocks, Energy Partners Ltd., an oil and natural gas exploration and production company, declined due to a modest shortfall in some of its exploration efforts and a delay in production growth stemming from the 2005 hurricane season. Hudson Highland Group, a professional staffing and executive recruiting firm, surprised investors with a late-December reduction in its fourth-quarter earnings forecast, after raising its forecast for the year in late October. We reduced the fund's position in Energy Partners and eliminated the position in Hudson Highland.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised to deliver potentially solid earnings growth. We believe this level of earnings, combined with dividend distributions, may keep the market vital. In the short run, though, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

We will continue to emphasize companies that appear to be positioned for strong performance as the economic cycle matures. We believe capital spending trends should improve, driven by strong corporate balance sheets and healthy cash flow across some economic sectors. Therefore, we have increased the Fund's position in the producer durables sector and decreased exposure to consumer discretionary stocks, given the headwinds of higher energy prices and a diminishing stimulus from mortgage-refinance activity. After realizing solid gains from many basic materials companies, we have also trimmed these holdings because relative return prospects seem less attractive.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                   14.10%  23.22%  15.00%  13.75%     15.64%
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                   13.94   22.88   14.71   13.47      15.46
                 ----------------------------------------------
                 LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                   13.77   22.55   14.43   13.11      15.09
                 ----------------------------------------------
                 RUSSELL 2000 VALUE INDEX(c)
                   14.26   23.77   16.24   14.03      15.31
                 ----------------------------------------------
                 RUSSELL 2000 INDEX(c)
                   15.23   25.85   12.59   10.15      12.16
                 ----------------------------------------------
                 LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                   13.48   23.93   13.40   11.28        N/A
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO MARCH 31, 2006(d)(e)


                                     [CHART]

          Loomis Sayles  Russell 2000                    Lipper Small-Cap
            Small Cap        Value     Russell 2000        Core Funds
            Value Fund   Index(a)(c)   Index(a)(c)       Index(a)(b)(c)
            ----------   -----------   -------------   -----------------
   5/91     $100,000      $100,000        $100,000
   5/91      102,200       104,691         104,767
   6/91       98,603        99,789          98,661
   7/91      106,402       102,381         102,123
   8/91      114,499       105,488         105,903
   9/91      114,602       105,611         106,733
  10/91      116,906       106,811         109,555
  11/91      114,007       102,477         104,488
  12/91      130,480       109,121         112,855             $100,000
   1/92      143,750       118,250         122,000              106,378
   2/92      151,800       123,890         125,558              109,427
   3/92      143,649       122,542         121,309              105,725
   4/92      136,337       120,845         117,059              102,146
   5/92      136,541       124,131         118,615              101,930
   6/92      124,635       120,111         113,006               98,333
   7/92      128,087       124,636         116,938              101,022
   8/92      123,912       122,207         113,638               99,368
   9/92      125,275       124,514         116,259               99,851
  10/92      129,246       127,420         119,954              103,578
  11/92      141,576       135,304         129,133              110,820
  12/92      147,621       140,915         133,632              115,026
   1/93      154,382       148,392         138,155              118,409
   2/93      150,832       148,985         134,964              115,704
   3/93      157,136       154,636         139,343              118,864
   4/93      153,129       150,920         135,518              114,981
   5/93      159,668       155,667         141,515              119,286
   6/93      160,466       157,142         142,398              120,206
   7/93      164,366       159,840         144,364              121,322
   8/93      173,192       166,089         150,600              124,960
   9/93      181,107       170,067         154,850              126,979
  10/93      186,033       173,958         158,836              129,668
  11/93      178,927       169,426         153,608              126,466
  12/93      184,062       174,415         158,860              130,135
   1/94      187,964       180,640         163,841              133,575
   2/94      185,107       180,117         163,248              133,322
   3/94      174,426       172,034         154,629              128,136
   4/94      172,473       173,729         155,548              127,918
   5/94      169,868       173,480         153,802              128,241
   6/94      165,825       168,954         148,579              124,078
   7/94      166,738       172,076         151,020              125,868
   8/94      174,558       178,849         159,435              131,665
   9/94      174,435       176,951         158,902              131,900
  10/94      173,267       173,713         158,274              132,587
  11/94      166,371       166,705         151,882              129,228
  12/94      168,800       171,722         155,963              130,347
   1/95      169,323       170,880         153,995              131,692
   2/95      175,893       177,203         160,401              136,935
   3/95      180,096       178,080         163,164              139,835
   4/95      180,619       183,375         166,792              142,185
   5/95      184,303       187,303         169,659              143,911
   6/95      189,298       193,703         178,461              149,643
   7/95      201,905       200,770         188,740              157,915
   8/95      211,617       206,735         192,645              163,166
   9/95      215,553       209,821         196,085              165,959
  10/95      204,387       201,441         187,316              160,089
  11/95      214,239       209,447         195,186              164,875
  12/95      222,958       215,935         200,336              170,421
   1/96      223,404       217,368         200,120              171,668
   2/96      234,619       220,775         206,358              177,751
   3/96      240,015       225,409         210,558              182,202
   4/96      254,272       231,559         221,817              194,772
   5/96      264,748       237,422         230,558              203,561
   6/96      258,500       234,619         221,091              194,317
   7/96      243,947       222,146         201,780              178,534
   8/96      256,168       231,784         213,495              187,634
   9/96      264,827       238,112         221,839              195,523
  10/96      268,720       240,873         218,420              191,863
  11/96      281,565       253,835         227,419              198,795
  12/96      290,856       262,075         233,380              202,304
   1/97      296,033       266,104         238,044              206,814
   2/97      292,185       268,630         232,272              201,403
   3/97      285,815       261,425         221,312              191,245
   4/97      283,129       265,269         221,929              191,297
   5/97      313,905       286,388         246,618              211,698
   6/97      328,627       300,881         257,187              223,668
   7/97      347,457       313,510         269,155              237,128
   8/97      354,719       318,487         275,313              242,928
   9/97      375,860       339,665         295,465              261,159
  10/97      364,021       330,430         282,485              250,761
  11/97      362,674       334,051         280,658              247,548
  12/97      366,409       345,374         285,570              247,282
   1/98      358,348       339,125         281,064              243,664
   2/98      383,720       359,627         301,846              261,855
   3/98      400,833       374,214         314,295              274,198
   4/98      399,070       376,063         316,034              276,836
   5/98      381,950       362,750         299,014              262,465
   6/98      377,023       360,701         299,643              261,524
   7/98      352,629       332,448         275,385              242,656
   8/98      292,224       280,384         221,911              195,759
   9/98      306,981       296,218         239,277              203,993
  10/98      323,128       305,014         249,036              212,366
  11/98      341,417       313,270         262,084              224,207
  12/98      362,449       323,093         278,302              238,290
   1/99      345,450       315,760         282,000              236,503
   2/99      321,061       294,201         259,160              217,184
   3/99      321,254       291,774         263,206              218,170
   4/99      347,436       318,410         286,791              232,906
   5/99      354,419       328,197         290,980              237,725
   6/99      370,794       340,080         304,138              251,463
   7/99      366,196       332,009         295,793              250,089
   8/99      354,001       319,873         284,846              240,919
   9/99      346,213       313,478         284,908              240,732
  10/99      342,820       307,205         286,062              242,827
  11/99      349,951       308,797         303,142              258,481
  12/99      363,774       318,285         337,458              286,363
   1/00      350,278       309,962         332,039              280,860
   2/00      375,043       328,907         386,870              320,461
   3/00      396,308       330,449         361,364              315,903
   4/00      397,140       332,405         339,619              298,337
   5/00      380,142       327,333         319,825              285,654
   6/00      392,611       336,897         347,705              310,851
   7/00      399,168       348,122         336,518              301,188
   8/00      424,116       363,686         362,194              328,020
   9/00      417,754       361,624         351,549              319,591
  10/00      425,524       360,340         335,856              309,977
  11/00      411,865       353,005         301,380              279,108
  12/00      448,109       390,935         327,263              306,218
   1/01      460,566       401,726         344,302              317,118
   2/01      448,776       401,171         321,711              296,974
   3/01      432,620       394,737         305,974              282,934
   4/01      456,414       413,008         329,910              305,475
   5/01      469,741       423,628         338,019              316,608
   6/01      488,061       440,673         349,691              326,398
   7/01      490,892       430,791         330,762              318,836
   8/01      485,198       429,298         320,079              309,914
   9/01      433,912       381,908         276,992              269,307
  10/01      449,186       391,883         293,202              285,306
  11/01      476,541       420,042         315,901              306,508
  12/01      510,233       445,759         335,399              328,037
   1/02      509,519       451,676         331,911              324,150
   2/02      513,900       454,426         322,814              315,495
   3/02      543,758       488,458         348,760              339,737
   4/02      545,226       505,653         351,938              341,406
   5/02      535,194       488,929         336,318              328,681
   6/02      517,319       478,104         319,631              310,271
   7/02      449,808       407,068         271,357              268,099
   8/02      457,140       405,259         270,666              269,520
   9/02      422,672       376,311         251,228              250,441
  10/02      429,773       381,972         259,283              259,342
  11/02      451,304       412,454         282,423              278,480
  12/02      442,730       394,831         266,698              264,951
   1/03      431,219       383,714         259,316              257,203
   2/03      421,904       370,815         251,481              249,172
   3/03      423,128       374,775         254,719              251,276
   4/03      457,867       410,373         278,871              272,199
   5/03      486,483       452,274         308,797              296,112
   6/03      496,748       459,937         314,386              302,929
   7/03      515,823       482,874         334,057              318,463
   8/03      535,373       501,216         349,373              332,265
   9/03      521,935       495,467         342,924              325,049
  10/03      565,204       535,868         371,722              350,592
  11/03      581,651       556,438         384,913              363,222
  12/03      595,611       576,561         392,722              373,322
   1/04      609,191       596,497         409,784              385,150
   2/04      621,009       608,047         413,458              391,852
   3/04      631,318       616,456         417,311              396,101
   4/04      609,474       584,576         396,035              382,487
   5/04      614,228       591,632         402,338              385,816
   6/04      641,561       621,681         419,282              402,286
   7/04      614,936       593,102         391,050              381,089
   8/04      623,730       598,920         389,041              377,755
   9/04      646,309       622,610         407,304              396,540
  10/04      652,578       632,282         415,322              403,034
  11/04      697,214       688,389         451,346              434,862
  12/04      725,661       704,820         464,706              441,891
   1/05      701,714       677,555         445,317              429,079
   2/05      716,450       691,009         452,860              439,104
   3/05      706,133       676,783         439,896              428,047
   4/05      671,391       641,872         414,704              404,934
   5/05      701,402       681,020         441,846              426,635
   6/05      727,284       711,135         458,889              441,175
   7/05      770,121       751,599         487,962              467,394
   8/05      756,798       734,343         478,915              463,075
   9/05      762,626       733,130         480,417              467,493
  10/05      743,712       714,716         465,500              453,141
  11/05      771,527       743,709         488,098              473,848
  12/05      770,987       738,000         485,868              475,286
   1/06      833,746       799,026         529,437              511,500
   2/06      836,497       798,972         527,979              508,119
   3/06      869,993       837,670         553,595              530,500
Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 11 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]


                                 DAVID SOWERBY
                           Manager since August 2005

[PHOTO]

Mark Shank
Manager since June 2003

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.6 million

PORTFOLIO REVIEW
The Fund posted solid absolute and relative performance for the six-month period ended March 31, 2006. Strong stock selection in the industrials and technology sectors, along with our emphasis on materials (the best performing sector in absolute terms) accounted for the majority of the Fund's outperformance relative to its Benchmark, the Standard & Poor's 500 Index. Our strategy has been to overweight economically sensitive sectors of the market where we believe companies still have earnings leverage. Within these sectors, we focused on high-quality companies with accelerating business models.

From an industry perspective, the financial and industrial sectors had the greatest positive impact on Fund performance, due to their large portfolio weightings and strong returns from the stocks we selected. The Fund's largest sectors included financial and industrial companies. Global investment services holding Goldman Sachs Group made the greatest contribution to performance. The company reported higher-than-expected earnings, primarily stemming from strong capital markets activity. We increased the Fund's weighting in the financials sector by adding to existing positions and establishing a new position in property casualty reinsurer Everest Re Group, Ltd.

Within the industrials sector, energy services company GlobalSantaFe and Burlington Northern Santa Fe, a major railroad company, made the second- and third-greatest contributions to performance, respectively. Global SantaFe increased its future earnings estimates based on increased prices for its products and services. Burlington Northern benefited from better-than-expected earnings and continued economic growth.

The technology sector also made strong contributions to the Fund's performance, with Cisco Systems and Harris Corp. realizing attractive six-month gains.

The healthcare sector had the largest negative impact on the Fund's performance, primarily due to weak results from Kinetic Concepts and Guidant. Kinetic Concepts, which was among the greatest detractors to Fund performance, declined on competitive pressures. The Fund's energy sector also performed poorly for the period. In particular, the stock price of natural gas producer Devon Energy fell during the six-month period, along with natural gas prices.

Other individual stocks that hurt performance included chip maker Intel, which declined in price on weaker-than-expected earnings, largely due to the company's loss of market share to rival Advanced Micro Devices. We sold Intel in January.

OUTLOOK
We believe the economy should continue to grow at a healthy pace, and it seems poised to deliver potentially strong earnings growth. In our view, this level of earnings, combined with dividend distributions, should keep the market strong. However, in the short run, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                              SINCE             SINCE
      6 MONTHS* 1 YEAR 5 YEARS 10 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
      --------------------------------------------------------------------

      LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
        6.95%   10.18%  4.11%   10.53%         9.30%            10.23%
      --------------------------------------------------------------------

      RETURN AFTER TAXES ON DISTRIBUTIONS (c)
        6.72     9.95   3.79     7.51          6.05              7.34
      --------------------------------------------------------------------

      RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
        4.51     6.61   3.35     7.56          6.28              7.38
      --------------------------------------------------------------------

      S&P 500 INDEX(c)
        6.38    11.72   3.97     8.95          7.24              9.66
      --------------------------------------------------------------------

      LIPPER LARGE-CAP CORE FUNDS INDEX(c)
        7.20    12.69   3.15     7.77          6.42              8.40
      --------------------------------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 REGISTRATION TO MARCH 31, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
  3/7/1997     $25,000                 $25,000                $25,000
 3/31/1997      23,940                  23,973                 23,930
 4/30/1997      25,001                  25,404                 25,255
 5/31/1997      26,041                  26,951                 26,788
 6/30/1997      26,468                  28,158                 27,950
 7/31/1997      28,508                  30,399                 30,157
 8/31/1997      27,225                  28,696                 28,623
 9/30/1997      28,184                  30,267                 30,096
10/31/1997      27,268                  29,256                 29,168
11/30/1997      27,390                  30,611                 30,121
12/31/1997      27,062                  31,136                 30,668
 1/31/1998      27,503                  31,481                 30,971
 2/28/1998      29,533                  33,751                 33,166
 3/31/1998      31,012                  35,480                 34,806
 4/30/1998      31,629                  35,837                 35,159
 5/31/1998      30,725                  35,221                 34,559
 6/30/1998      31,674                  36,651                 36,200
 7/31/1998      31,918                  36,261                 35,908
 8/31/1998      27,261                  31,018                 30,534
 9/30/1998      29,998                  33,005                 32,051
10/31/1998      31,255                  35,690                 34,455
11/30/1998      32,755                  37,853                 36,505
12/31/1998      36,322                  40,035                 38,928
 1/31/1999      37,525                  41,709                 40,290
 2/28/1999      36,264                  40,412                 39,045
 3/31/1999      38,316                  42,029                 40,616
 4/30/1999      39,431                  43,657                 41,704
 5/31/1999      38,844                  42,626                 40,598
 6/30/1999      41,396                  44,992                 42,863
 7/31/1999      41,189                  43,587                 41,606
 8/31/1999      40,691                  43,371                 41,181
 9/30/1999      39,486                  42,182                 40,065
10/31/1999      40,015                  44,852                 42,520
11/30/1999      40,279                  45,763                 43,563
12/31/1999      43,063                  48,459                 46,461
 1/31/2000      41,775                  46,024                 44,582
 2/29/2000      43,993                  45,153                 44,568
 3/31/2000      48,296                  49,570                 48,443
 4/30/2000      48,296                  48,079                 46,861
 5/31/2000      48,962                  47,092                 45,667
 6/30/2000      48,252                  48,253                 47,339
 7/31/2000      47,321                  47,499                 46,601
 8/31/2000      51,045                  50,449                 49,816
 9/30/2000      49,494                  47,786                 47,163
10/31/2000      49,449                  47,584                 46,617
11/30/2000      48,208                  43,832                 42,517
12/31/2000      50,556                  44,047                 43,037
 1/31/2001      48,442                  45,609                 44,256
 2/28/2001      47,304                  41,451                 40,138
 3/31/2001      45,785                  38,825                 37,674
 4/30/2001      47,411                  41,842                 40,537
 5/31/2001      47,790                  42,122                 40,765
 6/30/2001      45,998                  41,097                 39,682
 7/31/2001      45,510                  40,692                 39,107
 8/31/2001      43,667                  38,145                 36,804
 9/30/2001      41,606                  35,065                 34,011
10/31/2001      42,309                  35,733                 34,812
11/30/2001      43,828                  38,474                 37,093
12/31/2001      44,648                  38,811                 37,514
 1/31/2002      44,259                  38,245                 36,922
 2/28/2002      44,096                  37,507                 36,303
 3/31/2002      46,195                  38,918                 37,539
 4/30/2002      45,423                  36,559                 35,576
 5/31/2002      45,201                  36,289                 35,317
 6/30/2002      42,773                  33,704                 32,878
 7/31/2002      39,903                  31,078                 30,434
 8/31/2002      39,740                  31,281                 30,685
 9/30/2002      37,423                  27,881                 27,705
10/31/2002      38,804                  30,335                 29,857
11/30/2002      39,964                  32,121                 31,191
12/31/2002      38,873                  30,234                 29,548
 1/31/2003      37,652                  29,442                 28,772
 2/28/2003      37,430                  29,000                 28,391
 3/31/2003      37,542                  29,282                 28,630
 4/30/2003      39,926                  31,694                 30,740
 5/31/2003      41,867                  33,363                 32,229
 6/30/2003      41,921                  33,789                 32,548
 7/31/2003      42,642                  34,385                 33,061
 8/31/2003      43,474                  35,055                 33,700
 9/30/2003      42,474                  34,683                 33,264
10/31/2003      44,360                  36,645                 34,892
11/30/2003      44,750                  36,968                 35,185
12/31/2003      46,804                  38,906                 36,877
 1/31/2004      47,998                  39,620                 37,398
 2/29/2004      48,962                  40,171                 37,840
 3/31/2004      48,678                  39,565                 37,247
 4/30/2004      47,997                  38,944                 36,668
 5/31/2004      48,222                  39,478                 37,041
 6/30/2004      49,414                  40,246                 37,704
 7/31/2004      47,373                  38,914                 36,369
 8/31/2004      47,089                  39,071                 36,392
 9/30/2004      48,167                  39,495                 36,809
10/31/2004      48,282                  40,098                 37,307
11/30/2004      50,325                  41,720                 38,723
12/31/2004      51,351                  43,140                 39,934
 1/31/2005      51,069                  42,089                 39,031
 2/28/2005      51,810                  42,974                 39,759
 3/31/2005      50,841                  42,213                 39,031
 4/30/2005      49,417                  41,413                 38,162
 5/31/2005      50,727                  42,730                 39,397
 6/30/2005      50,498                  42,791                 39,532
 7/31/2005      52,493                  44,382                 40,938
 8/31/2005      51,811                  43,977                 40,563
 9/30/2005      52,381                  44,334                 41,032
10/31/2005      51,296                  43,595                 40,540
11/30/2005      52,948                  45,243                 42,093
12/31/2005      53,213                  45,259                 42,217
 1/31/2006      54,703                  46,457                 43,399
 2/28/2006      55,217                  46,584                 43,205
 3/31/2006      56,006                  47,163                 43,986

 INCEPTION TO MARCH 31, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
 10/1/1995        $25,000               $25,000                 $25,000
10/31/1995         24,500                24,911                  24,884
11/30/1995         25,100                26,004                  25,856
12/31/1995         25,105                26,505                  26,247
 1/31/1996         25,080                27,407                  27,019
 2/29/1996         25,532                27,661                  27,348
 3/31/1996         25,532                27,928                  27,597
 4/30/1996         26,109                28,339                  27,998
 5/31/1996         26,511                29,070                  28,557
 6/30/1996         26,336                29,181                  28,598
 7/31/1996         24,882                27,892                  27,430
 8/31/1996         25,708                28,480                  28,053
 9/30/1996         27,060                30,083                  29,507
10/31/1996         27,712                30,913                  30,094
11/30/1996         29,716                33,250                  32,045
12/31/1996         29,024                32,591                  31,454
 1/31/1997         30,843                34,627                  33,174
 2/28/1997         30,591                34,898                  33,134
 3/31/1997         29,707                33,464                  31,715
 4/30/1997         31,022                35,462                  33,472
 5/31/1997         32,313                37,621                  35,503
 6/30/1997         32,843                39,307                  37,043
 7/31/1997         35,375                42,434                  39,969
 8/31/1997         33,783                40,057                  37,935
 9/30/1997         34,972                42,251                  39,888
10/31/1997         33,836                40,840                  38,658
11/30/1997         33,988                42,730                  39,921
12/31/1997         33,580                43,464                  40,646
 1/31/1998         34,128                43,945                  41,047
 2/28/1998         36,646                47,114                  43,957
 3/31/1998         38,482                49,527                  46,131
 4/30/1998         39,248                50,025                  46,598
 5/31/1998         38,126                49,165                  45,802
 6/30/1998         39,304                51,162                  47,978
 7/31/1998         39,606                50,618                  47,591
 8/31/1998         33,828                43,299                  40,468
 9/30/1998         37,224                46,073                  42,479
10/31/1998         38,784                49,821                  45,666
11/30/1998         40,645                52,841                  48,381
12/31/1998         45,072                55,885                  51,594
 1/31/1999         46,563                58,222                  53,398
 2/28/1999         44,999                56,413                  51,749
 3/31/1999         47,546                58,670                  53,831
 4/30/1999         48,929                60,942                  55,273
 5/31/1999         48,200                59,503                  53,807
 6/30/1999         51,367                62,805                  56,809
 7/31/1999         51,110                60,844                  55,142
 8/31/1999         50,492                60,543                  54,580
 9/30/1999         48,997                58,883                  53,101
10/31/1999         49,654                62,609                  56,354
11/30/1999         49,982                63,882                  57,737
12/31/1999         53,435                67,645                  61,577
 1/31/2000         51,838                64,246                  59,087
 2/29/2000         54,590                63,030                  59,068
 3/31/2000         59,929                69,196                  64,204
 4/30/2000         59,929                67,114                  62,108
 5/31/2000         60,756                65,737                  60,526
 6/30/2000         59,875                67,358                  62,741
 7/31/2000         58,720                66,305                  61,763
 8/31/2000         63,341                70,423                  66,024
 9/30/2000         61,415                66,705                  62,508
10/31/2000         61,360                66,423                  61,784
11/30/2000         59,820                61,187                  56,350
12/31/2000         62,733                61,486                  57,040
 1/31/2001         60,111                63,667                  58,655
 2/28/2001         58,698                57,862                  53,196
 3/31/2001         56,814                54,197                  49,931
 4/30/2001         58,831                58,408                  53,725
 5/31/2001         59,302                58,800                  54,028
 6/30/2001         57,078                57,368                  52,593
 7/31/2001         56,473                56,804                  51,831
 8/31/2001         54,186                53,248                  48,779
 9/30/2001         51,628                48,948                  45,077
10/31/2001         52,500                49,881                  46,139
11/30/2001         54,385                53,707                  49,161
12/31/2001         55,402                54,178                  49,719
 1/31/2002         54,920                53,387                  48,935
 2/28/2002         54,717                52,358                  48,115
 3/31/2002         57,322                54,327                  49,752
 4/30/2002         56,364                51,033                  47,150
 5/31/2002         56,088                50,657                  46,807
 6/30/2002         53,076                47,049                  43,575
 7/31/2002         49,515                43,382                  40,336
 8/31/2002         49,312                43,666                  40,668
 9/30/2002         46,437                38,920                  36,719
10/31/2002         48,150                42,346                  39,572
11/30/2002         49,590                44,838                  41,338
12/31/2002         48,236                42,204                  39,162
 1/31/2003         46,722                41,099                  38,134
 2/28/2003         46,446                40,482                  37,628
 3/31/2003         46,585                40,875                  37,945
 4/30/2003         49,544                44,242                  40,741
 5/31/2003         51,951                46,573                  42,715
 6/30/2003         52,019                47,167                  43,137
 7/31/2003         52,914                47,999                  43,817
 8/31/2003         53,945                48,935                  44,665
 9/30/2003         52,705                48,415                  44,087
10/31/2003         55,045                51,154                  46,244
11/30/2003         55,529                51,604                  46,633
12/31/2003         58,078                54,310                  48,876
 1/31/2004         59,559                55,307                  49,566
 2/29/2004         60,756                56,076                  50,151
 3/31/2004         60,404                55,230                  49,366
 4/30/2004         59,558                54,363                  48,599
 5/31/2004         59,838                55,109                  49,093
 6/30/2004         61,316                56,181                  49,971
 7/31/2004         58,784                54,321                  48,201
 8/31/2004         58,431                54,541                  48,233
 9/30/2004         59,769                55,132                  48,785
10/31/2004         59,912                55,974                  49,445
11/30/2004         62,447                58,239                  51,322
12/31/2004         63,721                60,220                  52,926
 1/31/2005         63,370                58,753                  51,730
 2/28/2005         64,289                59,989                  52,695
 3/31/2005         63,087                58,927                  51,730
 4/30/2005         61,320                57,809                  50,578
 5/31/2005         62,945                59,649                  52,215
 6/30/2005         62,662                59,733                  52,394
 7/31/2005         65,137                61,955                  54,257
 8/31/2005         64,291                61,389                  53,760
 9/30/2005         64,998                61,887                  54,382
10/31/2005         63,652                60,855                  53,730
11/30/2005         65,702                63,157                  55,788
12/31/2005         66,030                63,178                  55,952
 1/31/2006         67,879                64,851                  57,519
 2/28/2006         68,517                65,027                  57,262
 3/31/2006         69,493                65,837                  58,296
Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 11 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                                 ARTHUR BARRY
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $41.7 million

PORTFOLIO REVIEW
The Fund significantly outpaced its benchmark, the Russell 1000 Value Index, for the six months ended March 31, 2006. Throughout the period, we maintained our disciplined, bottom-up approach to stock selection, which resulted in solid performance.

Financials and industrials were the Fund's best-performing sectors during the period. Market-sensitive names, including Lehman Brothers and Merrill Lynch, generated strong results. These companies benefited from merger-and-acquisition activity and from better-than-expected earnings reports.

Our well-diversified industrials sector exhibited broad-based strength, with most holdings making positive contributions to performance. In particular, we focused on companies we believed to be well managed, with strong cash generation and good exposure to this late phase of the economic cycle. ABB Ltd. was the Fund's top performer, benefiting from the power industry's need for increased infrastructure. Burlington Northern Santa Fe was the Fund's second-best individual performer, advancing on the company's consistently positive track record, coupled with a positive outlook for the transportation markets in 2006.

Other individual stocks that performed well for the Fund included two energy companies, GlobalSantaFe and Occidental Petroleum, and two consumer companies, Office Depot and TJX. In addition, BellSouth Corp. gained on the announcement of its merger with AT&T. The combined company will create the largest US telecommunication provider in many regions. Economies of scale should also help the new company benefit from local synergies and potentially enjoy increased purchasing power.

Utilities was the only market sector that detracted from the Fund's relative performance. Recently, rising interest rates and falling commodities prices took a toll on utilities stocks.

Fundamentals for the energy sector remain favorable, in our opinion, but some profit-taking seemed to be warranted, so we trimmed the Fund's energy weighting. Conoco, Exxon Mobil and Chevron all had a slightly negative impact on Fund performance and we eliminated Conoco and Chevron. These integrated energy stocks underperformed the broader benchmarks throughout the six-month period, as aggressive investors continued to rotate into more leveraged parts of the sector, including oil services and independent producers. The market has become increasingly sensitized to the possibility that high commodity prices might lead to moderating demand. This has led to weakness in the leveraged companies. Currently, we believe stocks of selected integrated energy companies are attractively priced, and the companies are returning substantial cash flow to shareholders while offering defensive potential if oil and gas prices recede.

OUTLOOK
The economy continues to grow at a healthy pace, and it seems poised for solid earnings growth. Especially if this is combined with rising dividend distributions, we believe the market should be in good shape. In the short run, though, investors' fixation with predicting the end of the rate-hike cycle casts a conservative blanket on the market. Daily and monthly economic data take on tremendous influence, making it difficult for stocks to gain traction. We remain conservative on both economic growth and inflation prospects, and look forward to a more neutral Federal Reserve policy.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED MARCH 31, 2006

                                                      SINCE
                 6 MONTHS* 1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
                 ----------------------------------------------

                 LOOMIS SAYLES VALUE: INSTITUTIONAL
                   10.73%  20.17%  7.80%    9.21%     10.87%
                 ----------------------------------------------

                 RUSSELL 1000 VALUE INDEX(b)
                    7.27   13.31   7.79    10.97      12.70
                 ----------------------------------------------

                 LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                    6.35   11.87   4.83     8.70      10.67
                 ----------------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE


 INCEPTION TO MARCH 31, 2006(c)

                                   [CHART]

                               Russell 1000       Lipper Large-Cap
             Loomis Sayles         Value             Value Funds
              Value Fund      Index(a)(b)(d)         Index(a)(b)
             -------------    --------------      -----------------
 5/13/1991     $100,000         $100,000             $100,000
 5/31/1991      105,500          103,721              104,178
 6/30/1991       99,497           99,351               98,936
 7/31/1991      102,800          103,502              103,543
 8/31/1991      105,298          105,371              106,080
 9/30/1991      102,497          104,581              105,274
10/31/1991      102,897          106,319              107,264
11/30/1991       96,199          100,860              102,764
12/31/1991      107,156          109,312              113,886
 1/31/1992      110,617          109,496              113,049
 2/29/1992      112,951          112,182              115,088
 3/31/1992      110,308          110,549              112,511
 4/30/1992      112,845          115,324              114,580
 5/31/1992      113,048          115,886              115,467
 6/30/1992      110,606          115,175              112,930
 7/31/1992      115,075          119,370              117,320
 8/31/1992      111,714          115,701              114,916
 9/30/1992      112,530          117,299              116,271
10/31/1992      113,543          117,404              117,054
11/30/1992      119,844          121,257              121,870
12/31/1992      122,241          124,162              123,741
 1/31/1993      124,992          127,760              125,160
 2/28/1993      126,154          132,219              126,382
 3/31/1993      128,488          136,124              130,055
 4/30/1993      125,096          134,378              127,630
 5/31/1993      127,848          137,081              131,080
 6/30/1993      127,746          140,118              131,672
 7/31/1993      126,788          141,662              131,283
 8/31/1993      131,872          146,779              136,593
 9/30/1993      131,133          147,025              137,084
10/31/1993      133,992          146,902              139,445
11/30/1993      132,089          143,848              137,227
12/31/1993      136,752          146,595              140,156
 1/31/1994      142,003          152,106              144,725
 2/28/1994      140,583          146,919              141,245
 3/31/1994      134,777          141,443              135,380
 4/30/1994      137,513          144,155              137,064
 5/31/1994      139,040          145,822              139,042
 6/30/1994      134,771          142,329              135,692
 7/31/1994      139,475          146,761              139,650
 8/31/1994      145,611          150,983              145,312
 9/30/1994      140,573          145,980              141,527
10/31/1994      140,348          148,017              143,846
11/30/1994      133,780          142,048              138,841
12/31/1994      135,533          143,698              140,414
 1/31/1995      138,406          148,122              142,943
 2/28/1995      145,990          153,985              148,258
 3/31/1995      149,903          157,372              151,734
 4/30/1995      155,524          162,349              156,145
 5/31/1995      162,181          169,168              161,933
 6/30/1995      163,332          171,460              165,446
 7/31/1995      169,653          177,429              170,676
 8/31/1995      170,569          179,936              171,713
 9/30/1995      175,959          186,443              177,881
10/31/1995      171,596          184,592              176,458
11/30/1995      179,403          193,941              184,102
12/31/1995      183,278          198,815              187,091
 1/31/1996      188,685          205,010              192,845
 2/29/1996      190,327          206,560              195,012
 3/31/1996      192,344          210,072              197,121
 4/30/1996      192,344          210,880              199,801
 5/31/1996      195,999          213,517              203,502
 6/30/1996      196,371          213,691              203,620
 7/31/1996      189,203          205,615              195,633
 8/31/1996      193,725          211,496              200,717
 9/30/1996      203,373          219,903              210,552
10/31/1996      208,925          228,405              214,999
11/30/1996      223,508          244,968              230,400
12/31/1996      222,077          241,842              226,502
 1/31/1997      233,759          253,566              237,933
 2/28/1997      235,325          257,292              239,840
 3/31/1997      227,347          248,041              230,675
 4/30/1997      235,327          258,462              240,938
 5/31/1997      249,565          272,900              254,822
 6/30/1997      261,818          284,607              265,456
 7/31/1997      284,675          306,019              285,462
 8/31/1997      275,679          295,116              273,249
 9/30/1997      289,739          312,953              287,234
10/31/1997      279,019          304,209              278,568
11/30/1997      287,278          317,659              287,704
12/31/1997      286,962          326,932              290,996
 1/31/1998      287,622          322,306              291,413
 2/28/1998      306,662          344,004              310,584
 3/31/1998      315,923          365,045              324,387
 4/30/1998      318,514          367,486              327,685
 5/31/1998      312,972          362,037              322,110
 6/30/1998      312,471          366,677              328,135
 7/31/1998      298,472          360,206              322,445
 8/31/1998      256,507          306,601              278,440
 9/30/1998      274,078          324,199              291,822
10/31/1998      297,347          349,311              315,192
11/30/1998      307,605          365,585              331,279
12/31/1998      317,172          378,028              344,076
 1/31/1999      316,442          381,047              349,796
 2/28/1999      307,107          375,669              341,785
 3/31/1999      318,286          383,443              352,161
 4/30/1999      341,171          419,257              372,913
 5/31/1999      339,158          414,648              366,547
 6/30/1999      347,773          426,687              382,705
 7/31/1999      334,940          414,195              371,840
 8/31/1999      320,839          398,823              365,064
 9/30/1999      302,904          384,885              351,561
10/31/1999      314,263          407,038              368,492
11/30/1999      312,283          403,855              369,777
12/31/1999      312,970          405,805              381,164
 1/31/2000      299,481          392,566              365,052
 2/29/2000      275,403          363,400              349,700
 3/31/2000      303,218          407,740              381,722
 4/30/2000      301,975          402,995              377,472
 5/31/2000      307,169          407,244              377,754
 6/30/2000      299,920          388,631              373,583
 7/31/2000      298,660          393,498              371,895
 8/31/2000      318,790          415,393              393,420
 9/30/2000      313,817          419,197              387,209
10/31/2000      325,648          429,494              390,302
11/30/2000      318,581          413,552              373,573
12/31/2000      335,976          434,271              388,615
 1/31/2001      340,377          435,941              391,848
 2/28/2001      331,153          423,819              372,962
 3/31/2001      318,768          408,842              358,467
 4/30/2001      334,100          428,893              378,777
 5/31/2001      339,546          438,527              384,873
 6/30/2001      333,672          428,801              374,414
 7/31/2001      330,936          427,889              371,863
 8/31/2001      318,559          410,750              354,446
 9/30/2001      291,705          381,841              326,785
10/31/2001      293,805          378,555              328,915
11/30/2001      310,082          400,562              350,014
12/31/2001      316,996          409,997              355,289
 1/31/2002      314,175          406,838              348,734
 2/28/2002      312,667          407,491              346,804
 3/31/2002      323,266          426,770              362,115
 4/30/2002      315,282          412,133              346,679
 5/31/2002      317,457          414,199              347,146
 6/30/2002      294,315          390,417              322,938
 7/31/2002      269,651          354,124              295,042
 8/31/2002      272,887          356,798              297,028
 9/30/2002      241,532          317,126              262,697
10/31/2002      258,826          340,621              281,973
 1/30/2002      274,821          362,079              299,650
12/31/2002      264,076          346,352              285,380
 1/31/2003      257,976          337,968              278,585
 2/28/2003      247,940          328,958              271,616
 3/31/2003      246,626          329,504              271,441
 4/30/2003      266,677          358,508              294,358
 5/31/2003      286,278          381,650              312,476
 6/30/2003      291,288          386,422              316,052
 7/31/2003      292,802          392,176              320,454
 8/31/2003      298,688          398,287              325,869
 9/30/2003      294,536          394,401              322,209
10/31/2003      309,145          418,538              339,986
11/30/2003      315,235          424,216              344,168
12/31/2003      333,330          450,364              365,279
 1/31/2004      337,729          458,283              370,813
 2/29/2004      345,227          468,105              378,633
 3/31/2004      344,122          464,008              374,103
 4/30/2004      337,722          452,668              367,208
 5/31/2004      343,024          457,284              369,891
 6/30/2004      349,644          468,089              378,034
 7/31/2004      344,574          461,496              368,935
 8/31/2004      345,884          468,059              371,608
 9/30/2004      351,625          475,314              375,999
10/31/2004      355,388          483,215              380,005
11/30/2004      374,330          507,646              396,504
12/31/2004      383,726          524,645              409,095
 1/31/2005      379,466          515,333              401,162
 2/28/2005      390,888          532,411              412,419
 3/31/2005      386,198          525,106              405,716
 4/30/2005      379,246          515,701              397,685
 5/31/2005      388,424          528,116              406,985
 6/30/2005      395,377          533,898              411,112
 7/31/2005      413,050          549,345              424,509
 8/31/2005      412,843          546,955              422,672
 9/30/2005      419,119          554,635              426,748
10/31/2005      412,413          540,548              417,847
11/30/2005      428,744          558,318              432,221
12/31/2005      432,860          561,653              434,709
 1/31/2006      450,867          583,466              447,397
 2/28/2006      457,044          587,028              448,197
 3/31/2006      464,262          594,980              453,858

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 11 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2005 through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/05                 3/31/06              10/1/05 - 3/31/06
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,193.70                   $5.47
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,192.20                   $6.83
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                Ending                 Expenses Paid
                                                     Account Value           Account Value            During Period*
Institutional Class                                     10/1/05                 3/31/06              10/1/05 - 3/31/06
-------------------                                  -------------           -------------           -----------------
Actual                                                 $1,000.00               $1,179.60                   $5.43
Hypothetical (5% return before expenses)               $1,000.00               $1,019.95                   $5.04

Retail Class
------------
Actual                                                 $1,000.00               $1,177.10                   $6.78
Hypothetical (5% return before expenses)               $1,000.00               $1,018.70                   $6.29
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                      Beginning               Ending                Expenses Paid
                                                    Account Value          Account Value           During Period*
Institutional Class                                    10/1/05                3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------          -------------          -----------------
Actual                                                $1,000.00              $1,141.00                  $4.80
Hypothetical (5% return before expenses)              $1,000.00              $1,020.45                  $4.53

Retail Class
------------
Actual                                                $1,000.00              $1,139.40                  $6.13
Hypothetical (5% return before expenses)              $1,000.00              $1,019.20                  $5.79

Admin Class
-----------
Actual                                                $1,000.00              $1,137.70                  $7.46
Hypothetical (5% return before expenses)              $1,000.00              $1,017.95                  $7.04
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and
 Admin Classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    10/1/05                 3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------           -------------          -----------------
Actual                                                $1,000.00               $1,069.50                  $3.35
Hypothetical (5% return before expenses)              $1,000.00               $1,021.69                  $3.28
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    10/1/05                 3/31/06             10/1/05 - 3/31/06
-------------------                                 -------------           -------------          -----------------
Actual                                                $1,000.00               $1,107.30                  $4.46
Hypothetical (5% return before expenses)              $1,000.00               $1,020.69                  $4.28
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES AGGRESSIVE GROWTH FUND



                                               SHARES  VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.3%
Precision Castparts Corp.                      20,475 $1,216,215
                                                      ----------
AIR FREIGHT & LOGISTICS - 4.7%
C.H. Robinson Worldwide, Inc.                  23,875  1,172,024
Expeditors International of Washington, Inc.   15,375  1,328,246
                                                      ----------
                                                       2,500,270
                                                      ----------
BIOTECHNOLOGY - 3.7%
Celgene Corp.(b)                               21,600    955,152
Neurocrine Biosciences, Inc.(b)                 8,050    519,547
Vertex Pharmaceuticals, Inc.(b)                13,575    496,709
                                                      ----------
                                                       1,971,408
                                                      ----------
CAPITAL MARKETS - 6.6%
Affiliated Managers Group, Inc.(b)(c)          13,225  1,409,917
Greenhill & Co., Inc.(c)                       12,650    836,292
Investment Technology Group, Inc.(b)           25,075  1,248,735
                                                      ----------
                                                       3,494,944
                                                      ----------
COMMERCIAL SERVICES & SUPPLIES - 6.6%
Corporate Executive Board Co.                  12,875  1,299,087
Monster Worldwide, Inc.(b)                     22,675  1,130,576
Stericycle, Inc.(b)                            15,750  1,065,015
                                                      ----------
                                                       3,494,678
                                                      ----------
COMMUNICATIONS EQUIPMENT - 1.8%
F5 Networks, Inc.(b)                           13,300    964,117
                                                      ----------
COMPUTERS & PERIPHERALS - 1.5%
Network Appliance, Inc.(b)                     21,700    781,851
                                                      ----------
DIVERSIFIED FINANCIAL SERVICES - 11.3%
CBOT Holdings, Inc.(b)(c)                       4,425    528,345
Chicago Mercantile Exchange Holdings, Inc.      3,525  1,577,437
IntercontinentalExchange, Inc.(b)              12,800    883,840
Moody's Corp.                                  20,250  1,447,065
Nasdaq Stock Market, Inc.(b)                   18,575    743,743
NYSE Group, Inc.(b)(c)                         10,150    804,388
                                                      ----------
                                                       5,984,818
                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
Broadcom Corp., Class A(b)                     21,975    948,441
Mettler-Toledo International, Inc.(b)          16,725  1,009,186
                                                      ----------
                                                       1,957,627
                                                      ----------
ENERGY EQUIPMENT & SERVICES - 3.3%
Dril-Quip, Inc.(b)(c)                           8,950    634,108
GlobalSantaFe Corp.                            18,375  1,116,281
                                                      ----------
                                                       1,750,389
                                                      ----------

HEALTHCARE EQUIPMENT & SUPPLIES - 3.6%
Conor Medsystems, Inc.(b)(c)                   18,150    533,610
Hologic, Inc.(b)                               10,525    582,559
Intuitive Surgical, Inc.(b)(c)                  6,725    793,550
                                                      ----------
                                                       1,909,719
                                                      ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                            SHARES   VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 5.4%
Express Scripts, Inc.(b)                                    11,275 $   991,072
Health Net, Inc.(b)                                         18,225     926,195
Humana, Inc.(b)                                             18,350     966,127
                                                                   -----------
                                                                     2,883,394
                                                                   -----------
INTERNET & CATALOG RETAIL - 2.2%
Coldwater Creek, Inc.(b)(c)                                 41,475   1,153,005
                                                                   -----------
INTERNET SOFTWARE & SERVICES - 3.1%
Akamai Technologies, Inc.(b)(c)                             49,875   1,640,389
                                                                   -----------
IT SERVICES - 2.3%
Cognizant Technology Solutions Corp.(b)                     20,300   1,207,647
                                                                   -----------
MACHINERY - 4.8%
JLG Industries, Inc.                                        34,400   1,059,176
Joy Global, Inc.                                            24,850   1,485,284
                                                                   -----------
                                                                     2,544,460
                                                                   -----------
OIL, GAS & CONSUMABLE FUELS - 6.1%
Denbury Resources, Inc.(b)                                  26,725     846,381
Peabody Energy Corp.                                        16,600     836,806
Southwestern Energy Co.(b)                                  22,850     735,541
Ultra Petroleum Corp.(b)                                    13,300     828,723
                                                                   -----------
                                                                     3,247,451
                                                                   -----------
REAL ESTATE - 4.8%
CB Richard Ellis Group, Inc., Class A(b)                    21,525   1,737,067
Jones Lang LaSalle, Inc.                                    10,675     817,065
                                                                   -----------
                                                                     2,554,132
                                                                   -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
MEMC Electronic Materials, Inc.(b)                          23,925     883,311
Microsemi Corp.(b)(c)                                       29,050     845,646
                                                                   -----------
                                                                     1,728,957
                                                                   -----------
SOFTWARE - 1.6%
Salesforce.com, Inc.(b)(c)                                  23,300     846,489
                                                                   -----------
SPECIALTY RETAIL - 1.4%
Circuit City Stores, Inc.                                   29,500     722,160
                                                                   -----------
TEXTILES APPAREL & LUXURY GOODS - 4.3%
Carter's, Inc.(b)(c)                                        15,075   1,017,412
Coach, Inc.(b)                                              20,850     720,993
Gildan Activewear, Inc.(b)                                  12,125     576,180
                                                                   -----------
                                                                     2,314,585
                                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES - 8.2%
American Tower Corp., Class A(b)                            34,500   1,046,040
Hutchison Telecommunications International, Ltd., ADR(b)    20,700     537,579
Leap Wireless International, Inc.(b)                        18,250     795,518
NII Holdings, Inc., Class B(b)(c)                           33,950   2,002,031
                                                                   -----------
                                                                     4,381,168
                                                                   -----------

TOTAL COMMON STOCKS
 (Identified Cost $39,059,179)                                      51,249,873
                                                                   -----------

                                                                                       PRINCIPAL AMOUNT               VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 26.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to be
repurchased at $1,712,421 on 4/03/06 collateralized by
$1,265,000 US Treasury Bond, 8.750% due 8/15/20 with
a value of $1,747,690 (Note 2g of Notes to Financial
Statements)                                                                                 $ 1,712,000           $   1,712,000
                                                                                                                  -------------

                                                                                                 SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(d)                                 12,115,232              12,115,232
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $13,827,232)                                                                                       13,827,232
                                                                                                                  -------------

TOTAL INVESTMENTS - 122.5%
 (Identified Cost $52,886,411)(a)                                                                                    65,077,105
 Other assets less liabilities--(22.5)%                                                                            (11,971,778)
                                                                                                                  -------------

TOTAL NET ASSETS - 100%                                                                                           $  53,105,327
                                                                                                                  -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the unrealized appreciation on investments based on cost of $52,886,411 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  12,349,808
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (159,114)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $  12,190,694
                                                                                                                  -------------

(b)Non-income producing security.
(c)All or a portion of this security was on loan to brokers at March 31, 2006.
(d)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Diversified Financial Services      11.3% Biotechnology                            3.7%
Wireless Telecommunication Services  8.2  Electronic Equipment & Instruments       3.7
Capital Markets                      6.6  Healthcare Equipment & Supplies          3.6
Commercial Services & Supplies       6.6  Energy Equipment & Services              3.3
Oil, Gas & Consumable Fuels          6.1  Semiconductors & Semiconductor Equipment 3.2
Healthcare Providers & Services      5.4  Internet Software & Services             3.1
Real Estate                          4.8  Aerospace & Defense                      2.3
Machinery                            4.8  IT Services                              2.3
Air Freight & Logistics              4.7  Internet & Catalog Retail                2.2
Textiles Apparel & Luxury Goods      4.3  Other, less than 2% each                 6.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES SMALL CAP GROWTH FUND


                                                      SHARES  VALUE (+)
-----------------------------------------------------------------------

COMMON STOCKS - 97.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Essex Corp.(b)(c)                                     12,450 $  274,149
                                                             ----------
BIOTECHNOLOGY - 4.7%
BioMarin Pharmaceutical, Inc.(c)                       9,775    131,180
Cubist Pharmaceuticals, Inc.(b)(c)                     5,675    130,355
Keryx Biopharmaceuticals, Inc.(b)(c)                   8,425    161,002
Nektar Therapeutics(b)(c)                              6,525    132,979
Neurocrine Biosciences, Inc.(b)(c)                     2,150    138,761
Nuvelo, Inc.(c)                                       12,700    226,314
Theravance, Inc.(b)(c)                                 5,550    155,622
United Therapeutics Corp.(b)(c)                        2,650    175,642
                                                             ----------
                                                              1,251,855
                                                             ----------
CAPITAL MARKETS - 3.2%
Affiliated Managers Group, Inc.(b)(c)                  2,300    245,203
GFI Group, Inc.(b)(c)                                  4,775    247,870
Investment Technology Group, Inc.(c)                   7,025    349,845
                                                             ----------
                                                                842,918
                                                             ----------
CHEMICALS - 1.0%
Scotts Miracle-Gro Co., Class A                        5,625    257,400
                                                             ----------
COMMERCIAL BANKS - 1.1%
East West Bancorp, Inc.(b)                             7,550    291,053
                                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 9.1%
Advisory Board Co.(b)(c)                               6,675    372,265
American Reprographics Co.(b)(c)                       9,700    336,493
Corporate Executive Board Co.                          2,900    292,610
CRA International, Inc.(b)(c)                          6,725    331,273
Labor Ready, Inc.(c)                                  10,525    252,074
Mobile Mini, Inc.(c)                                  10,825    334,709
On Assignment, Inc.(c)                                19,625    215,482
PeopleSupport, Inc.(c)                                27,475    269,255
                                                             ----------
                                                              2,404,161
                                                             ----------
COMMUNICATIONS EQUIPMENT - 3.8%
Exfo Electro-Optical Engineering, Inc.(b)(c)          16,700    131,429
Foundry Networks, Inc.(c)                             19,000    345,040
Oplink Communications, Inc.(b)(c)                     11,575    200,711
Redback Networks, Inc.(b)(c)                          14,525    315,047
                                                             ----------
                                                                992,227
                                                             ----------
COMPUTERS & PERIPHERALS - 0.6%
Advanced Digital Information Corp.(c)                 17,725    155,626
                                                             ----------
DIVERSIFIED CONSUMER SERVICES - 4.6%
Bright Horizons Family Solutions, Inc.(b)(c)           8,425    326,300
Laureate Education, Inc.(c)                            6,425    342,967
Sotheby's Holdings, Inc.(c)                           10,825    314,358
Steiner Leisure Ltd.(c)                                5,900    238,950
                                                             ----------
                                                              1,222,575
                                                             ----------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
International Securities Exchange, Inc.                4,125    171,806
                                                             ----------

                                                         SHARES  VALUE (+)
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 7.1%
Allis-Chalmers Energy, Inc.(b)(c)                        10,575 $  144,137
Carbo Ceramics, Inc.(b)                                   4,525    257,518
Dril-Quip, Inc.(b)(c)                                     3,750    265,687
Helix Energy Solutions Group, Inc.(b)(c)                  5,275    199,923
Natural Gas Services Group, Inc.(b)(c)                   11,150    199,362
Oil States International, Inc.(b)(c)                      8,275    304,934
Unit Corp.(c)                                             4,400    245,300
Universal Compression Holdings, Inc.(c)                   5,150    260,950
                                                                ----------
                                                                 1,877,811
                                                                ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.6%
American Medical Systems Holdings, Inc.(c)               11,175    251,437
ArthroCare Corp.(b)(c)                                    5,900    282,138
Conor Medsystems, Inc.(b)(c)                              4,900    144,060
ev3, Inc.(b)(c)                                          12,825    227,131
Meridian Bioscience, Inc.(b)                              6,425    173,347
NuVasive, Inc.(b)(c)                                     10,425    196,511
Symmetry Medical, Inc.(b)(c)                              9,550    202,555
Viasys Healthcare, Inc.(c)                                8,950    269,216
                                                                ----------
                                                                 1,746,395
                                                                ----------
HEALTHCARE PROVIDERS & SERVICES - 7.4%
Chemed Corp.(b)                                           6,675    396,094
Computer Programs & Systems, Inc.(b)                      5,275    263,750
Emageon, Inc.(c)                                          7,750    131,673
HealthExtras, Inc.(c)                                     6,800    240,040
Matria Healthcare, Inc.(b)(c)                             6,937    263,329
NovaMed, Inc.(c)                                         24,650    175,015
United Surgical Partners International, Inc.(b)(c)        5,537    196,065
Ventiv Health, Inc.(b)(c)                                 8,825    293,166
                                                                ----------
                                                                 1,959,132
                                                                ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
McCormick & Schmick's Seafood Restaurants, Inc.(c)       12,325    313,918
Pinnacle Entertainment, Inc.(b)(c)                        8,725    245,783
                                                                ----------
                                                                   559,701
                                                                ----------
HOUSEHOLD DURABLES - 1.2%
Lifetime Brands, Inc.(b)                                 11,175    315,023
                                                                ----------
INSURANCE - 2.9%
Arch Capital Group Ltd.(c)                                5,025    290,143
Argonaut Group, Inc.(b)(c)                                5,900    209,745
ProAssurance Corp.(b)(c)                                  5,150    267,800
                                                                ----------
                                                                   767,688
                                                                ----------
INTERNET & CATALOG RETAIL - 1.2%
Coldwater Creek, Inc.(b)(c)                              11,262    313,084
                                                                ----------
INTERNET SOFTWARE & SERVICES - 6.3%
Akamai Technologies, Inc.(b)(c)                           8,825    290,254
aQuantive, Inc.(b)(c)                                    11,050    260,117
Digital Insight Corp.(b)(c)                              10,050    365,820
j2 Global Communications, Inc.(b)(c)                      5,150    242,050
Online Resources Corp.(b)(c)                             21,000    273,000
Websense, Inc.(b)(c)                                      8,050    222,019
                                                                ----------
                                                                 1,653,260
                                                                ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                      SHARES  VALUE (+)
-----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 3.8%
Anteon International Corp.(c)                          3,650 $  199,144
Heartland Payment Systems, Inc.(b)(c)                 11,225    278,043
Lightbridge, Inc.(c)                                  14,975    166,223
SRA International, Inc., Class A(b)(c)                 9,425    355,605
                                                             ----------
                                                                999,015
                                                             ----------
MACHINERY - 4.2%
American Science & Engineering, Inc.(b)(c)             2,950    275,530
Bucyrus International, Inc., Class A                   7,725    372,268
Flow International Corp.(b)(c)                        18,100    238,377
Freightcar America, Inc.(b)                            3,400    216,240
                                                             ----------
                                                              1,102,415
                                                             ----------
MEDIA - 0.6%
Morningstar, Inc.(b)(c)                                3,650    163,411
                                                             ----------
OIL, GAS & CONSUMABLE FUELS - 1.2%
Range Resources Corp.(b)                              11,262    307,565
                                                             ----------
PHARMACEUTICALS - 1.7%
Adams Respiratory Therapeutics, Inc.(c)                6,425    255,522
Santarus, Inc.(b)(c)                                  26,250    196,088
                                                             ----------
                                                                451,610
                                                             ----------
REAL ESTATE - 2.6%
Jones Lang LaSalle, Inc.(b)                            4,525    346,344
Trammell Crow Co.(c)                                   9,200    328,072
                                                             ----------
                                                                674,416
                                                             ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
ATMI, Inc.(b)(c)                                       8,175    246,885
Microsemi Corp.(b)(c)                                  8,950    260,534
Netlogic Microsystems, Inc.(b)(c)                      5,150    212,232
PMC-Sierra, Inc.(b)(c)                                24,650    302,948
Power Integrations, Inc.(b)(c)                         6,800    168,504
Tessera Technologies, Inc.(c)                          5,900    189,272
                                                             ----------
                                                              1,380,375
                                                             ----------
SOFTWARE - 5.3%
Blackboard, Inc.(b)(c)                                 7,950    225,860
Informatica Corp.(b)(c)                               22,400    348,320
Quest Software, Inc.(b)(c)                            15,450    258,015
SPSS, Inc.(c)                                          7,575    239,824
Ultimate Software Group, Inc.(b)(c)                   13,100    338,635
                                                             ----------
                                                              1,410,654
                                                             ----------
SPECIALTY RETAIL - 2.2%
Guess?, Inc.(b)(c)                                     4,675    182,839
Guitar Center, Inc.(b)(c)                              3,650    174,105
Zumiez, Inc.(b)(c)                                     3,750    229,125
                                                             ----------
                                                                586,069
                                                             ----------
TEXTILES APPAREL & LUXURY GOODS - 2.4%
Carter's, Inc.(c)                                      4,525    305,392
Phillips-Van Heusen Corp.                              8,300    317,143
                                                             ----------
                                                                622,535
                                                             ----------

                                                                                                SHARES               VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

THRIFTS & MORTGAGE FINANCE - 1.8%
FirstFed Financial Corp.(b)(c)                                                                   4,675            $    279,612
PFF Bancorp, Inc.                                                                                5,800                 195,518
                                                                                                                  ------------
                                                                                                                       475,130
                                                                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS - 1.3%
NuCo2, Inc.(b)(c)                                                                               11,175                 354,695
                                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
SBA Communications Corp.(b)(c)                                                                  11,450                 268,045
                                                                                                                  ------------

TOTAL COMMON STOCKS
 (Identified Cost $20,632,445)                                                                                      25,851,799
                                                                                                                  ------------

                                                                                      PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.9%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 3/31/06 at 2.950% to be
repurchased at $579,142 on 4/03/06 collateralized by
$600,000 US Treasury Note, 4.000% due 6/15/2009
with a value of $591,989 (Note 2g of Notes to
Financial Statements)                                                                       $  579,000                 579,000
                                                                                                                  ------------

                                                                                                SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(d)                                 6,265,097               6,265,097
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,844,097)                                                                                        6,844,097
                                                                                                                  ------------

TOTAL INVESTMENTS - 123.8%
 (Identified Cost $27,476,542)(a)                                                                                   32,695,896
 Other assets less liabilities--(23.8)%                                                                            (6,277,078)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 26,418,818
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $27,476,542 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost      $  5,330,932
   Aggregate gross unrealized depreciation for all securities in which there is an excess of cost over value         (111,578)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  5,219,354
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Represents investment of securities lending collateral.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Commercial Services & Supplies           9.1% IT Services                      3.8%
Healthcare Providers & Services          7.4  Communications Equipment         3.8
Energy Equipment & Services              7.1  Capital Markets                  3.2
Healthcare Equipment & Supplies          6.6  Insurance                        2.9
Internet Software & Services             6.3  Real Estate                      2.6
Software                                 5.3  Textiles Apparel & Luxury Goods  2.4
Semiconductors & Semiconductor Equipment 5.2  Specialty Retail                 2.2
Biotechnology                            4.7  Hotels, Restaurants & Leisure    2.1
Diversified Consumer Services            4.6  Other, less than 2% each        14.4
Machinery                                4.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             SHARES   VALUE (+)
---------------------------------------------------------------

COMMON STOCKS - 93.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Ladish Co., Inc.(b)(c)                      106,825 $ 3,094,720
Moog, Inc., Class A(c)                      140,750   4,995,218
                                                    -----------
                                                      8,089,938
                                                    -----------
AUTOMOBILES - 0.3%
Winnebago Industries, Inc.(b)                89,500   2,715,430
                                                    -----------
BUILDING PRODUCTS - 1.1%
Griffon Corp.(b)(c)                         246,750   6,129,270
Lennox International, Inc.(b)               101,875   3,041,988
                                                    -----------
                                                      9,171,258
                                                    -----------
CHEMICALS - 2.3%
Cytec Industries, Inc.                      126,175   7,571,762
FMC Corp.                                    53,600   3,322,128
MacDermid, Inc.(b)                           40,450   1,300,467
Minerals Technologies, Inc.                  25,075   1,464,631
Spartech Corp.                              205,675   4,936,200
                                                    -----------
                                                     18,595,188
                                                    -----------
COMMERCIAL BANKS - 9.9%
Alabama National Bancorp(b)                  69,650   4,764,060
Capital Corporation of the West(b)           67,050   2,462,076
Centerstate Banks of Florida, Inc.(b)        87,575   3,222,760
Community Bancorp(b)(c)                     105,875   3,278,949
CVB Financial Corp.(b)                      266,236   4,552,636
East West Bancorp, Inc.                     177,050   6,825,277
First Midwest Bancorp, Inc.                 190,400   6,962,928
First State Bancorporation(b)                80,900   2,148,704
IBERIABANK Corp.(b)                         114,819   6,495,311
Independent Bank Corp.(b)                   201,875   5,743,347
Midwest Banc Holdings, Inc.(b)              140,975   3,656,891
Pennsylvania Commerce Bancorp, Inc.(b)(c)    93,050   2,805,458
PrivateBankcorp, Inc.(b)                    155,025   6,431,987
Seacoast Banking Corp. of Florida(b)         93,875   2,732,701
Signature Bank(b)(c)                        195,550   6,372,974
Texas Regional Bancshares, Inc., Class A    165,193   4,871,527
Wintrust Financial Corp.(b)                 123,925   7,208,717
                                                    -----------
                                                     80,536,303
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Adesa, Inc.                                 143,850   3,846,549
American Ecology Corp.(b)                    75,150   1,531,557
McGrath Rentcorp.(b)                        195,550   5,878,233
Navigant Consulting, Inc.(b)(c)             276,950   5,912,882
Waste Connections, Inc.(b)(c)               154,475   6,149,650
                                                    -----------
                                                     23,318,871
                                                    -----------
COMMUNICATIONS EQUIPMENT - 3.2%
ADTRAN, Inc.                                210,650   5,514,817
Anaren, Inc.(c)                             204,750   3,986,482
CommScope, Inc.(b)(c)                       311,725   8,899,749
Polycom, Inc.(c)                            164,075   3,557,146
SafeNet, Inc.(b)(c)                          96,025   2,542,742
Tekelec(b)(c)                               130,375   1,803,086
                                                    -----------
                                                     26,304,022
                                                    -----------

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMPUTERS & PERIPHERALS - 2.4%
Avid Technology, Inc.(b)(c)                       93,825 $ 4,077,634
Electronics for Imaging, Inc.(b)(c)              220,875   6,177,874
Hutchinson Technology, Inc.(b)(c)                 73,700   2,223,529
Imation Corp.                                     99,450   4,267,399
McDATA Corp., Class A(b)(c)                      654,075   3,021,827
                                                         -----------
                                                          19,768,263
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.6%
Insituform Technologies, Inc., Class A(b)(c)     144,950   3,855,670
Michael Baker Corp.(b)(c)                         54,125   1,533,361
Washington Group International, Inc.(b)          125,625   7,209,619
                                                         -----------
                                                          12,598,650
                                                         -----------
CONSTRUCTION MATERIALS - 1.2%
Eagle Materials, Inc.(b)                          56,025   3,572,154
Texas Industries, Inc.(b)                         96,825   5,856,944
                                                         -----------
                                                           9,429,098
                                                         -----------
CONSUMER FINANCE - 2.6%
Advanta Corp., Class B(b)                        260,980   9,622,333
First Cash Financial Services, Inc.(b)(c)        290,800   5,813,092
United PanAm Financial Corp.(c)                  174,125   5,380,462
                                                         -----------
                                                          20,815,887
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.4%
Vertrue, Inc.(b)(c)                               83,025   3,470,445
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
iShares Russell 2000 Value Index Fund(b)         100,700   7,526,318
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.8%
Commonwealth Telephone Enterprises, Inc.(b)       68,100   2,346,045
Iowa Telecommunications Services, Inc.(b)        226,875   4,328,775
                                                         -----------
                                                           6,674,820
                                                         -----------
ELECTRIC UTILITIES - 0.5%
ALLETE, Inc.(b)                                   50,658   2,360,663
Otter Tail Corp.(b)                               57,725   1,656,130
                                                         -----------
                                                           4,016,793
                                                         -----------
ELECTRICAL EQUIPMENT - 2.1%
AMETEK, Inc.                                     169,525   7,621,844
General Cable Corp.(c)                           179,625   5,448,026
II-VI, Inc.(b)(c)                                236,275   4,274,215
                                                         -----------
                                                          17,344,085
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Anixter International, Inc.(b)                   121,000   5,781,380
Cognex Corp.                                     113,425   3,361,917
Excel Technology, Inc.(b)(c)                     170,325   5,019,478
Keithley Instruments, Inc.(b)                    206,275   3,168,384
Rofin-Sinar Technologies, Inc.(b)(c)             105,025   5,685,003
                                                         -----------
                                                          23,016,162
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.6%
Carbo Ceramics, Inc.(b)                           77,175   4,392,029
FMC Technologies, Inc.(c)                        165,300   8,466,666

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - CONTINUED
Helix Energy Solutions Group, Inc.(b)(c)         122,200 $ 4,631,380
Universal Compression Holdings, Inc.(c)           65,425   3,315,085
                                                         -----------
                                                          20,805,160
                                                         -----------
FOOD & STAPLES RETAILING - 1.1%
Casey's General Stores, Inc.                     149,025   3,408,202
Smart & Final, Inc.(b)(c)                        325,850   5,340,681
                                                         -----------
                                                           8,748,883
                                                         -----------
FOOD PRODUCTS - 0.7%
J & J Snack Foods Corp.(b)                       106,732   3,585,128
Ralcorp Holdings, Inc.(b)(c)                      60,200   2,290,610
                                                         -----------
                                                           5,875,738
                                                         -----------
GAS UTILITIES - 1.9%
ONEOK, Inc.                                      132,100   4,260,225
UGI Corp.                                        535,050  11,273,504
                                                         -----------
                                                          15,533,729
                                                         -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.4%
Arrow International, Inc.(b)                     121,900   3,982,473
Intermagnetics General Corp.(b)(c)               156,038   3,908,739
Sybron Dental Specialties, Inc.(c)               114,525   4,723,011
Symmetry Medical, Inc.(b)(c)                     142,775   3,028,258
West Pharmaceutical Services, Inc.(b)            115,050   3,994,536
                                                         -----------
                                                          19,637,017
                                                         -----------
HEALTHCARE PROVIDERS & SERVICES - 0.5%
Healthspring, Inc.(c)                            219,200   4,079,312
                                                         -----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bob Evans Farms, Inc.(b)                         191,050   5,676,095
CEC Entertainment, Inc.(b)(c)                     80,125   2,693,803
Fairmont Hotels & Resorts, Inc.(b)                82,225   3,675,457
Morton's Restaurant Group, Inc.(b)(c)            136,150   2,366,287
Steak n Shake Co.(b)(c)                          129,850   2,739,835
Sunterra Corp.(b)(c)                             354,000   5,055,120
Trump Entertainment Resorts, Inc.(b)(c)          254,950   4,721,674
                                                         -----------
                                                          26,928,271
                                                         -----------
INSURANCE - 6.6%
American Equity Investment Life Holding Co.(b)   460,625   6,605,362
AmerUs Group Co.(b)                               58,950   3,551,148
Delphi Financial Group, Inc.(b)                  142,500   7,357,275
Endurance Specialty Holdings Ltd.                120,000   3,906,000
KMG America Corp.(b)(c)                          314,075   2,688,482
Midland Co. (The)(b)                              33,368   1,167,213
National Financial Partners Corp.                130,275   7,363,143
Navigators Group, Inc.(c)(b)(c)                  118,150   5,860,240
Ohio Casualty Corp.                              193,675   6,139,498
Protective Life Corp.                             59,950   2,981,913
RLI Corp.(b)                                     102,700   5,884,710
                                                         -----------
                                                          53,504,984
                                                         -----------
INTERNET & CATALOG RETAIL - 0.2%
FTD Group, Inc.(b)(c)                            167,375   1,621,864
                                                         -----------

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 0.6%
Digitas, Inc.(b)(c)                          333,100 $ 4,796,640
                                                     -----------
IT SERVICES - 1.9%
Perot Systems Corp., Class A(b)(c)           357,225   5,558,421
Wright Express Corp.(b)(c)                   366,050  10,267,702
                                                     -----------
                                                      15,826,123
                                                     -----------
MACHINERY - 8.2%
Actuant Corp., Class A(b)                    156,125   9,557,972
Albany International Corp., Class A(b)       201,750   7,684,657
Barnes Group, Inc.(b)                        148,125   5,999,063
CLARCOR, Inc.(b)                             162,150   5,772,540
Commercial Vehicle Group, Inc.(b)(c)         185,475   3,562,975
ESCO Technologies, Inc.(b)(c)                 55,350   2,803,478
Greenbrier Cos., Inc.(b)                      97,800   3,916,890
Harsco Corp.                                  75,925   6,272,923
IDEX Corp.                                   173,575   9,055,408
Lincoln Electric Holdings, Inc.(b)            52,375   2,827,726
Nordson Corp.                                100,375   5,004,698
RBC Bearings, Inc.(b)(c)                     218,900   4,487,450
                                                     -----------
                                                      66,945,780
                                                     -----------
MARINE - 0.9%
American Commercial Lines, Inc.(b)(c)        155,300   7,330,160
                                                     -----------
MEDIA - 4.1%
Harte-Hanks, Inc.                            257,125   7,032,368
John Wiley & Sons, Inc., Class A              87,700   3,319,445
Live Nation, Inc.(c)                         397,000   7,876,480
R.H. Donnelley Corp.(b)(c)                   112,525   6,552,331
Scholastic Corp.(b)(c)                        73,075   1,955,487
Thomas Nelson, Inc.(b)                       131,675   3,851,494
Valassis Communications, Inc.(c)             108,000   3,171,960
                                                     -----------
                                                      33,759,565
                                                     -----------
METALS & MINING - 2.2%
AMCOL International Corp.(b)                  88,825   2,558,160
Century Alum Co.(b)(c)                        32,800   1,392,360
Chaparral Steel Co.(b)(c)                    143,725   9,330,627
Reliance Steel & Aluminum Co.                 45,400   4,263,968
                                                     -----------
                                                      17,545,115
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
NorthWestern Corp.                           226,275   7,046,204
                                                     -----------
MULTILINE RETAIL - 0.9%
Big Lots, Inc.(b)(c)                         244,425   3,412,173
Dollar Tree Stores, Inc.(c)                  154,575   4,277,090
                                                     -----------
                                                       7,689,263
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 2.7%
Alpha Natural Resources, Inc.(b)(c)          163,275   3,778,184
ATP Oil & Gas Corp.(b)(c)                     90,125   3,957,389
Denbury Resources, Inc.(c)                   189,500   6,001,465
Energy Partners Ltd.(b)(c)                   185,450   4,372,911
Remington Oil & Gas Corp.(b)(c)               90,025   3,890,880
                                                     -----------
                                                      22,000,829
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                            SHARES    VALUE (+)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 0.4%
Perrigo Co.                                                198,225 $  3,233,050
                                                                   ------------
REAL ESTATE - 5.7%
BioMed Realty Trust, Inc. REIT                             239,150    7,088,406
CBL & Associates Properties, Inc. REIT(b)                  136,150    5,779,568
Corporate Office Properties Trust REIT                     170,375    7,792,952
First Potomac Realty Trust REIT                            240,375    6,790,594
Kite Reality Group Trust REIT                              351,300    5,603,235
LaSalle Hotel Properties REIT                              168,000    6,888,000
Newcastle Investment Corp. REIT(b)                         164,900    3,944,408
Potlatch Corp.(b)                                           59,850    2,563,974
                                                                   ------------
                                                                     46,451,137
                                                                   ------------
ROAD & RAIL - 2.6%
Genesee & Wyoming, Inc., Class A(b)(c)                     210,638    6,462,358
Laidlaw International, Inc.                                309,400    8,415,680
Landstar System, Inc.                                       75,950    3,350,914
Marten Transport Ltd.(b)(c)                                170,850    3,090,677
                                                                   ------------
                                                                     21,319,629
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
Diodes, Inc.(b)(c)                                         116,150    4,820,225
DSP Group, Inc.(b)(c)                                      211,350    6,131,263
Entegris, Inc.(b)(c)                                       426,550    4,538,492
Fairchild Semiconductor International, Inc., Class A(c)    288,100    5,494,067
Integrated Device Technology, Inc.(c)                      207,550    3,084,193
                                                                   ------------
                                                                     24,068,240
                                                                   ------------
SOFTWARE - 1.9%
Hyperion Solutions Corp.(c)                                141,837    4,623,886
MapInfo Corp.(b)(c)                                        178,550    2,503,271
Progress Software Corp.(c)                                 139,075    4,045,692
Quest Software, Inc.(c)                                    268,350    4,481,445
                                                                   ------------
                                                                     15,654,294
                                                                   ------------
SPECIALTY RETAIL - 1.3%
Charlotte Russe Holding, Inc.(b)(c)                        109,475    2,342,765
Men's Wearhouse, Inc.                                       86,174    3,097,094
Rent-A-Center, Inc.(c)                                     187,775    4,805,162
                                                                   ------------
                                                                     10,245,021
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS - 0.6%
Fossil, Inc.(b)(c)                                         133,050    2,472,069
Unifirst Corp/MA(b)                                         70,225    2,332,875
                                                                   ------------
                                                                      4,804,944
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Electro Rent Corp.(b)(c)                                   143,900    2,446,300
                                                                   ------------
WATER UTILITIES - 0.4%
American States Water Co.(b)                                96,050    3,588,428
                                                                   ------------

TOTAL COMMON STOCKS
 (Identified Cost $567,740,383)                                     764,877,211
                                                                   ------------

                                                                                       PRINCIPAL AMOUNT                VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.2%

COMMERCIAL PAPER - 4.6%
Citigroup, Inc., 3.300%, 4/03/2006(d)                                                      $ 37,185,000           $   37,178,183
                                                                                                                  --------------

                                                                                                 SHARES
--------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                200,515,426              200,515,426
                                                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $237,693,609)                                                                                      237,693,609
                                                                                                                  --------------

TOTAL INVESTMENTS - 123.1%
 (Identified Cost $805,433,992)(a)                                                                                 1,002,570,820
 Other assets less liabilities--(23.1)%                                                                            (188,267,512)
                                                                                                                  --------------

TOTAL NET ASSETS - 100%                                                                                           $  814,303,308
                                                                                                                  --------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $805,433,992 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  201,103,725
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (3,966,897)
                                                                                                                  --------------
   Net unrealized appreciation                                                                                    $  197,136,828
                                                                                                                  --------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of securities lending collateral.
REITReal Estate Investment Trust.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Commercial Banks                         9.9% Oil, Gas & Consumable Fuels      2.7%
Machinery                                8.2  Road & Rail                      2.6
Insurance                                6.6  Consumer Finance                 2.6
Real Estate                              5.7  Energy Equipment & Services      2.6
Media                                    4.1  Computers & Peripherals          2.4
Hotels, Restaurants & Leisure            3.3  Healthcare Equipment & Supplies  2.4
Communications Equipment                 3.2  Chemicals                        2.3
Semiconductors & Semiconductor Equipment 3.0  Metals & Mining                  2.2
Commercial Services & Supplies           2.9  Electrical Equipment             2.1
Electronic Equipment & Instruments       2.8  Other, less than 2% each        22.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                                     SHARES VALUE (+)
---------------------------------------------------------------------

COMMON STOCKS - 99.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.0%
Honeywell International, Inc.                         4,500  $192,465
United Technologies Corp.                             4,925   285,502
                                                            ---------
                                                              477,967
                                                            ---------
BEVERAGES - 4.9%
Molson Coors Brewing Co., Class B                     2,275   156,110
PepsiCo, Inc.                                         5,325   307,732
                                                            ---------
                                                              463,842
                                                            ---------
BIOTECHNOLOGY - 2.8%
Amgen, Inc.(b)                                        3,675   267,356
                                                            ---------
CAPITAL MARKETS - 8.3%
Bear Stearns Cos., Inc.                               1,775   246,192
Franklin Resources, Inc.                              2,375   223,820
Goldman Sachs Group, Inc.                             2,075   325,692
                                                            ---------
                                                              795,704
                                                            ---------
CHEMICALS - 5.3%
Ecolab, Inc.                                          6,025   230,155
Praxair, Inc.                                         5,050   278,507
                                                            ---------
                                                              508,662
                                                            ---------
COMMERCIAL BANKS - 6.0%
Bank of America Corp.                                 4,300   195,822
Wells Fargo & Co.                                     3,225   205,980
Zions Bancorporation                                  2,075   171,665
                                                            ---------
                                                              573,467
                                                            ---------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
ARAMARK Corp., Class B                                5,700   168,378
                                                            ---------
COMMUNICATIONS EQUIPMENT - 9.3%
Cisco Systems, Inc.(b)                               15,250   330,467
Corning, Inc.(b)                                      5,800   156,078
Harris Corp.                                          5,250   248,273
QUALCOMM, Inc.                                        3,075   155,626
                                                            ---------
                                                              890,444
                                                            ---------
DIVERSIFIED FINANCIAL SERVICES - 2.1%
Citigroup, Inc.                                       4,225   199,547
                                                            ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.8%
AT&T, Inc.                                            6,200   167,648
                                                            ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
Flextronics International, Ltd.(b)                   14,175   146,711
                                                            ---------
ENERGY EQUIPMENT & SERVICES - 2.5%
GlobalSantaFe Corp.                                   4,000   243,000
                                                            ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 4.4%
Kinetic Concepts, Inc.(b)                             2,650   109,100
Medtronic, Inc.                                       3,725   189,044
Zimmer Holdings, Inc.(b)                              1,775   119,990
                                                            ---------
                                                              418,134
                                                            ---------

                                                          SHARES  VALUE (+)
---------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 4.7%
Caremark Rx, Inc.(b)                                       3,200 $  157,376
WellPoint, Inc.(b)                                         3,750    290,363
                                                                 ----------
                                                                    447,739
                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 1.9%
Marriott International, Inc., Class A                      2,675    183,505
                                                                 ----------
INSURANCE - 4.7%
AFLAC, Inc.                                                4,000    180,520
Allstate Corp.                                             2,700    140,697
Everest Re Group Ltd.                                      1,425    133,052
                                                                 ----------
                                                                    454,269
                                                                 ----------
IT SERVICES - 1.0%
First Data Corp.                                           2,025     94,811
                                                                 ----------
MACHINERY - 4.9%
Danaher Corp.                                              3,800    241,490
Dover Corp.                                                4,625    224,590
                                                                 ----------
                                                                    466,080
                                                                 ----------
MEDIA - 3.4%
DIRECTV Group, Inc. (The)(b)                              11,850    194,340
Viacom, Inc., Class B(b)                                   3,412    132,386
                                                                 ----------
                                                                    326,726
                                                                 ----------
MULTILINE RETAIL - 3.5%
Federated Department Stores, Inc.                          2,000    146,000
Target Corp.                                               3,675    191,137
                                                                 ----------
                                                                    337,137
                                                                 ----------
OIL, GAS & CONSUMABLE FUELS - 7.7%
ConocoPhillips                                             3,200    202,080
Devon Energy Corp.                                         4,475    273,736
Exxon Mobil Corp.                                          4,225    257,133
                                                                 ----------
                                                                    732,949
                                                                 ----------
PERSONAL PRODUCTS - 1.6%
Alberto-Culver Co.                                         3,425    151,488
                                                                 ----------
PHARMACEUTICALS - 3.4%
Abbott Laboratories                                        5,125    217,659
Perrigo Co.                                                6,625    108,054
                                                                 ----------
                                                                    325,713
                                                                 ----------
ROAD & RAIL - 2.5%
Burlington Northern Santa Fe Corp.                         2,900    241,657
                                                                 ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
DSP Group, Inc.(b)                                         3,675    106,612
Texas Instruments, Inc.                                    4,600    149,362
                                                                 ----------
                                                                    255,974
                                                                 ----------
SOFTWARE - 2.1%
Microsoft Corp.                                            7,400    201,354
                                                                 ----------

TOTAL COMMON STOCKS
 (Identified Cost $7,960,141)                                     9,540,262
                                                                 ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                                                                                                   VALUE (+)
----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.8%
 (Identified Cost $7,960,141)(a)                                                                                  $9,540,262
 Other assets less liabilities--0.2%                                                                                  18,524
                                                                                                                  ----------

TOTAL NET ASSETS - 100%                                                                                           $9,558,786
                                                                                                                  ----------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the unrealized appreciation on investments based on cost of $7,960,141 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $1,727,016
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (146,895)
                                                                                                                  ----------
   Net unrealized appreciation                                                                                    $1,580,121
                                                                                                                  ----------

(b)Non-income producing security.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Communications Equipment        9.3% Multiline Retail                         3.5%
Capital Markets                 8.3  Media                                    3.4
Oil, Gas & Consumable Fuels     7.7  Pharmaceuticals                          3.4
Commercial Banks                6.0  Biotechnology                            2.8
Chemicals                       5.3  Semiconductors & Semiconductor Equipment 2.7
Aerospace & Defense             5.0  Energy Equipment & Services              2.5
Machinery                       4.9  Road & Rail                              2.5
Beverages                       4.9  Software                                 2.1
Insurance                       4.7  Diversified Financial Services           2.1
Healthcare Providers & Services 4.7  Other, less than 2% each                 9.6
Healthcare Equipment & Supplies 4.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

LOOMIS SAYLES VALUE FUND

                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 94.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.6%
Honeywell International, Inc.                    17,050 $  729,229
Northrop Grumman Corp.                           12,250    836,552
United Technologies Corp.                        13,025    755,059
                                                        ----------
                                                         2,320,840
                                                        ----------
BEVERAGES - 1.3%
Molson Coors Brewing Co., Class B(b)              7,750    531,805
                                                        ----------
CAPITAL MARKETS - 8.6%
Ameriprise Financial, Inc.                       10,910    491,605
Lehman Brothers Holdings, Inc.                    5,825    841,887
Mellon Financial Corp.                           13,650    485,940
Merrill Lynch & Co., Inc.                        10,925    860,453
Morgan Stanley                                   14,450    907,749
                                                        ----------
                                                         3,587,634
                                                        ----------
CHEMICALS - 1.8%
Praxair, Inc.                                    13,675    754,176
                                                        ----------
COMMERCIAL BANKS - 6.5%
Bank of America Corp.                            16,825    766,211
US Bancorp                                       26,050    794,525
Wachovia Corp.                                   12,504    700,849
Wells Fargo & Co.                                 7,200    459,864
                                                        ----------
                                                         2,721,449
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
ARAMARK Corp., Class B                           19,100    564,214
                                                        ----------
COMMUNICATIONS EQUIPMENT - 2.9%
Avaya, Inc.(c)                                   42,225    477,142
Motorola, Inc.                                   31,625    724,529
                                                        ----------
                                                         1,201,671
                                                        ----------
COMPUTERS & PERIPHERALS - 1.7%
Hewlett-Packard Co.                              21,925    721,333
                                                        ----------
CONSTRUCTION & ENGINEERING - 1.0%
Chicago Bridge & Iron Co. NV(b)                  16,700    400,800
                                                        ----------
CONSUMER FINANCE - 1.4%
American Express Co.                             11,050    580,678
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES - 7.2%
CIT Group, Inc.                                  16,475    881,742
Citigroup, Inc.                                  21,100    996,553
J.P. Morgan Chase & Co.                          26,775  1,114,911
                                                        ----------
                                                         2,993,206
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 4.6%
AT&T, Inc.                                       29,175    788,892
BellSouth Corp.                                  32,250  1,117,462
                                                        ----------
                                                         1,906,354
                                                        ----------
ELECTRIC UTILITIES - 3.2%
Entergy Corp.                                    10,925    753,169
Exelon Corp.                                     11,325    599,093
                                                        ----------
                                                         1,352,262
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF MARCH 31, 2006 (UNAUDITED)

                                             SHARES  VALUE (+)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRICAL EQUIPMENT - 2.1%
ABB Ltd. ADR(b)(c)                           68,875 $  864,381
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Flextronics International, Ltd.(c)           38,400    397,440
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 4.2%
GlobalSantaFe Corp.                          14,075    855,056
Halliburton Co.                              12,325    899,972
                                                    ----------
                                                     1,755,028
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.7%
Baxter International, Inc.                    7,550    293,015
Beckman Coulter, Inc.                         7,575    413,368
                                                    ----------
                                                       706,383
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 1.3%
Quest Diagnostics, Inc.                      10,775    552,758
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
McDonald's Corp.                             22,450    771,382
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 1.0%
NRG Energy, Inc.(c)                           9,350    422,807
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.5%
Tyco International Ltd.                      22,875    614,880
                                                    ----------
INSURANCE - 6.4%
Allstate Corp.                               15,975    832,457
American International Group, Inc.           12,250    809,603
Berkshire Hathaway, Inc., Class B(c)            144    433,728
Prudential Financial, Inc.                    7,925    600,794
                                                    ----------
                                                     2,676,582
                                                    ----------
MEDIA - 8.2%
Comcast Corp.(c)                             20,675    540,858
DIRECTV Group, Inc. (The)(b)(c)              51,900    851,160
McGraw-Hill Cos., Inc.                       10,875    626,617
News Corp., Class A                          37,250    618,723
Time Warner, Inc.                            45,950    771,500
                                                    ----------
                                                     3,408,858
                                                    ----------
MULTILINE RETAIL - 1.5%
Federated Department Stores, Inc.             8,450    616,850
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 6.3%
Exxon Mobil Corp.                            26,350  1,603,661
Occidental Petroleum Corp.                    6,450    597,592
XTO Energy, Inc.                              9,550    416,094
                                                    ----------
                                                     2,617,347
                                                    ----------
PHARMACEUTICALS - 2.8%
Abbott Laboratories                          11,700    496,899
Pfizer, Inc.                                 27,000    672,840
                                                    ----------
                                                     1,169,739
                                                    ----------
REAL ESTATE - 1.1%
Simon Property Group, Inc. REIT               5,650    475,391
                                                    ----------

                                                                                                 SHARES              VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ROAD & RAIL - 2.1%
Burlington Northern Santa Fe Corp.                                                               10,550           $    879,132
                                                                                                                  ------------
SPECIALTY RETAIL - 3.3%
Office Depot, Inc.(c)                                                                            20,100                748,524
TJX Cos, Inc.                                                                                    25,475                632,289
                                                                                                                  ------------
                                                                                                                     1,380,813
                                                                                                                  ------------
TOBACCO - 1.5%
Altria Group, Inc.                                                                                8,925                632,425
                                                                                                                  ------------

TOTAL COMMON STOCKS
 (Identified Cost $29,884,962)                                                                                      39,578,618
                                                                                                                  ------------

                                                                                       PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.1%

COMMERCIAL PAPER - 5.0%
Citigroup, Inc., 3.300%, 4/03/06(d)                                                         $ 2,087,000              2,086,618
                                                                                                                  ------------

                                                                                                 SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                  2,530,770              2,530,770
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $4,617,388)                                                                                        4,617,388
                                                                                                                  ------------

TOTAL INVESTMENTS - 106.0%
 (Identified Cost $34,502,350)(a)                                                                                   44,196,006
 Other assets less liabilities--(6.0)%                                                                             (2,501,909)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 41,694,097
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
   At March 31, 2006, the net unrealized appreciation on investments based on cost of $34,502,350 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $  9,907,123
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (213,467)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  9,693,656
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at March 31, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
REITReal Estate Investment Trust.

HOLDINGS AT MARCH 31, 2006 AS A PERCENTAGE OF NET ASSETS

Capital Markets                         8.6% Energy Equipment & Services  4.2%
Media                                   8.2  Specialty Retail             3.3
Diversified Financial Services          7.2  Electric Utilities           3.2
Commercial Banks                        6.5  Communications Equipment     2.9
Insurance                               6.4  Pharmaceuticals              2.8
Oil, Gas & Consumable Fuels             6.3  Road & Rail                  2.1
Aerospace & Defense                     5.6  Electrical Equipment         2.1
Diversified Telecommunications Services 4.6  Other, less than 2% each    20.9

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2006 (UNAUDITED)

                                                                AGGRESSIVE       SMALL CAP
                                                                GROWTH FUND     GROWTH FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                           $   52,886,411  $   27,476,542
Net unrealized appreciation                                       12,190,694       5,219,354
                                                              --------------  --------------
Investments at value                                              65,077,105      32,695,896
Cash                                                                     434             681
Receivable for Fund shares sold                                       39,928           3,503
Receivable for securities sold                                     1,222,798         589,496
Dividends and interest receivable                                      8,442              47
Receivable from investment adviser                                    12,077          11,679
Securities lending income receivable                                   5,693             544
                                                              --------------  --------------
    TOTAL ASSETS                                                  66,366,477      33,301,846
                                                              --------------  --------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                12,115,232       6,265,097
Payable for securities purchased                                   1,046,130         535,664
Payable for Fund shares redeemed                                      11,666           9,026
Management fees payable                                               32,750          16,002
Deferred Trustees' fees                                               14,661          13,569
Administrative fees payable                                            5,902           5,531
Trustees' fees payable                                                 8,553           7,475
Service and distribution fees payable                                    226              28
Other accounts payable and accrued expenses                           26,030          30,636
                                                              --------------  --------------
    TOTAL LIABILITIES                                             13,261,150       6,883,028
                                                              --------------  --------------
NET ASSETS                                                    $   53,105,327  $   26,418,818
                                                              --------------  --------------
Net Assets consist of:
 Paid-in capital                                              $  137,623,741  $  224,286,109
 Undistributed (overdistributed) net investment income (loss)       (156,924)        (92,937)
 Accumulated net realized gain (loss) on investments             (96,552,184)   (202,993,708)
 Net unrealized appreciation on investments                       12,190,694       5,219,354
                                                              --------------  --------------
NET ASSETS                                                    $   53,105,327  $   26,418,818
                                                              --------------  --------------
NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                   $   19,960,685  $   22,347,646
                                                              --------------  --------------
 Shares of beneficial interest                                       880,492       1,710,230
                                                              --------------  --------------
 Net asset value, offering and redemption price per share     $        22.67  $        13.07
                                                              --------------  --------------
RETAIL CLASS
 Net assets                                                   $   33,144,642  $    4,071,172
                                                              --------------  --------------
 Shares of beneficial interest                                     1,492,969         318,949
                                                              --------------  --------------
 Net asset value, offering and redemption price per share     $        22.20  $        12.76
                                                              --------------  --------------
ADMIN CLASS
 Net assets                                                               --              --
                                                              --------------  --------------
 Shares of beneficial interest                                            --              --
                                                              --------------  --------------
 Net asset value, offering and redemption price per share                 --              --
                                                              --------------  --------------
Value of securities on loan (Note 2)                          $   12,029,531  $    6,169,083
                                                              --------------  --------------

                See accompanying notes to financial statements.

                    SMALL CAP     TAX-MANAGED
                    VALUE FUND    EQUITY FUND    VALUE FUND
                  -------------------------------------------
                  $  805,433,992 $   7,960,141  $  34,502,350
                     197,136,828     1,580,121      9,693,656
                  -------------------------------------------
                   1,002,570,820     9,540,262     44,196,006
                       6,143,472        61,057            675
                       4,756,525            --         66,339
                       1,717,043       223,268        514,262
                       1,724,714         5,941         39,726
                              --        10,615          2,974
                          13,739            --            168
                  -------------------------------------------
                   1,016,926,313     9,841,143     44,820,150
                  -------------------------------------------

                     200,515,426            --      2,530,770
                         313,285       256,985        550,149
                       1,005,665            --             --
                         504,808         4,025         17,406
                          44,355        12,086         13,781
                          79,272           919          4,678
                          26,375         7,086          7,969
                           2,860            --             --
                         130,959         1,256          1,300
                  -------------------------------------------
                     202,623,005       282,357      3,126,053
                  -------------------------------------------
                  $  814,303,308 $   9,558,786  $  41,694,097
                  -------------------------------------------
                  $  574,211,234 $  12,022,168  $  30,552,949
                       1,349,660        22,894         94,201
                      41,605,586    (4,066,397)     1,353,291
                     197,136,828     1,580,121      9,693,656
                  -------------------------------------------
                  $  814,303,308 $   9,558,786  $  41,694,097
                  -------------------------------------------
                  $  459,739,932 $   9,558,786  $  41,694,097
                  -------------------------------------------
                      16,178,576       977,717      2,127,488
                  -------------------------------------------
                  $        28.42 $        9.78  $       19.60
                  -------------------------------------------
                  $  286,476,921            --             --
                  -------------------------------------------
                      10,150,437            --             --
                  -------------------------------------------
                  $        28.22            --             --
                  -------------------------------------------
                  $   68,086,455            --             --
                  -------------------------------------------
                       2,438,372            --             --
                  -------------------------------------------
                  $        27.92            --             --
                  -------------------------------------------
                  $  196,745,513 $          --  $   2,461,946
                  -------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                                     AGGRESSIVE       SMALL CAP
                                                                     GROWTH FUND     GROWTH FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                           $    107,989    $     15,523
Interest                                                                  13,315           8,713
Securities lending income                                                 15,235           4,635
Less net foreign taxes withheld                                               --              --
                                                                    ------------    ------------
                                                                         136,539          28,871
                                                                    ------------    ------------

EXPENSES
Management fees                                                          182,094          77,882
Distribution fees--Retail Class                                           36,053           4,396
Service and distribution fees--Admin Class                                    --              --
Trustees' fees and expenses                                               12,221          10,787
Administrative fees                                                       12,160           4,240
Custodian                                                                  8,930           8,712
Transfer agent fees--Institutional Class, Retail Class, Admin Class       43,086          19,132
Audit and tax services                                                    15,847          17,022
Registration                                                              14,590          16,535
Shareholder reporting                                                     11,040           8,614
Legal                                                                      1,823             890
Expense recapture (Note 4)                                                    --              --
Miscellaneous                                                              3,919           3,302
                                                                    ------------    ------------
Total expenses                                                           341,763         171,512
Less reimbursement/waiver                                                (62,961)        (63,273)
                                                                    ------------    ------------
Net expenses                                                             278,802         108,239
                                                                    ------------    ------------
Net investment income (loss)                                            (142,263)        (79,368)
                                                                    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

REALIZED GAIN ON:
Investments--net                                                       4,392,639       1,675,114
                                                                    ------------    ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                       4,061,978       2,002,401
                                                                    ------------    ------------
Net realized and unrealized gain on investments                        8,454,617       3,677,515
                                                                    ------------    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  8,312,354    $  3,598,147
                                                                    ------------    ------------

                See accompanying notes to financial statements.

                    SMALL CAP       TAX-MANAGED
                    VALUE FUND      EQUITY FUND   VALUE FUND
                   -------------------------------------------
                   $  5,478,023    $     64,892  $    379,026
                        453,826             256        19,432
                         91,376               3           921
                           (740)             --           (58)
                   -------------------------------------------
                      6,022,485          65,151       399,321
                   -------------------------------------------

                      2,761,265          23,193        96,393
                        311,974              --            --
                        165,590              --            --
                         38,134          10,268        11,497
                        207,494           2,354         9,873
                         27,114           6,395         7,667
                        234,835             696        13,040
                         16,376          12,323        14,249
                         27,370          10,096         7,208
                         58,956           2,941         5,264
                         21,390             242         1,226
                         35,456              --            --
                         16,258           3,112         3,469
                   -------------------------------------------
                      3,922,212          71,620       169,886
                       (132,068)        (41,470)       (6,081)
                   -------------------------------------------
                      3,790,144          30,150       163,805
                   -------------------------------------------
                      2,232,341          35,001       235,516
                   -------------------------------------------


                     51,432,347         129,889     2,331,266
                   -------------------------------------------

                     46,050,133         456,654     1,390,116
                   -------------------------------------------
                     97,482,480         586,543     3,721,382
                   -------------------------------------------

                   $ 99,714,821    $    621,544  $  3,956,898
                   -------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2006      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                        $  (142,263)      $  (372,012)
Net realized gain on investments                                             4,392,639         8,280,912
Net change in unrealized appreciation (depreciation) on investments          4,061,978         2,760,613
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                             8,312,354        10,669,513
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                 --          (280,790)
Retail Class                                                                        --          (217,988)
CAPITAL GAINS:
Institutional Class                                                                 --                --
Retail Class                                                                        --                --
                                                                         ---------------- ------------------
Total Distributions                                                                 --          (498,778)
                                                                         ---------------- ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)    (7,168,345)       (8,782,602)
                                                                         ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                 --                --
Retail Class                                                                        --                --
                                                                         ---------------- ------------------
Total increase in net assets                                                 1,144,009         1,388,133
                                                                         ---------------- ------------------
NET ASSETS
Beginning of period                                                         51,961,318        50,573,185
                                                                         ---------------- ------------------
End of period                                                              $53,105,327       $51,961,318
                                                                         ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)               $  (156,924)      $   (14,661)
                                                                         ---------------- ------------------

SMALL CAP GROWTH FUND

                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                   $   (79,368)      $   (209,903)
Net realized gain on investments                                                        1,675,114          4,895,374
Net change in unrealized appreciation (depreciation) on investments                     2,002,401            483,981
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        3,598,147          5,169,452
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
CAPITAL GAINS:
Institutional Class                                                                            --                 --
Retail Class                                                                                   --                 --
                                                                                    ---------------- ------------------
Total Distributions                                                                            --                 --
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     3,443,479        (16,249,525)
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                           230              1,091
Retail Class                                                                                   44                344
                                                                                    ---------------- ------------------
Total increase (decrease) in net assets                                                 7,041,900        (11,078,638)
                                                                                    ---------------- ------------------
NET ASSETS
Beginning of period                                                                    19,376,918         30,455,556
                                                                                    ---------------- ------------------
End of period                                                                         $26,418,818       $ 19,376,918
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                          $   (92,937)      $    (13,569)
                                                                                    ---------------- ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                         SIX MONTHS ENDED
                                                                          MARCH 31, 2006      YEAR ENDED
                                                                           (UNAUDITED)    SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $  2,232,341      $  2,280,117
Net realized gain on investments                                             51,432,347        58,138,015
Net change in unrealized appreciation (depreciation) on investments          46,050,133        43,086,275
                                                                         ---------------- ------------------
Increase in net assets resulting from operations                             99,714,821       103,504,407
                                                                         ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (2,173,458)         (330,114)
Retail Class                                                                   (748,627)               --
Admin Class                                                                     (47,377)               --
CAPITAL GAINS:
Institutional Class                                                         (36,009,633)      (36,097,787)
Retail Class                                                                (21,502,778)      (18,456,167)
Admin Class                                                                  (6,186,131)       (6,757,571)
                                                                         ---------------- ------------------
Total Distributions                                                         (66,668,004)      (61,641,639)
                                                                         ---------------- ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     74,684,439        82,243,991
                                                                         ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                               5,137             5,541
Retail Class                                                                      3,053             3,209
Admin Class                                                                         809               956
                                                                         ---------------- ------------------
Total increase in net assets                                                107,740,255       124,116,465
                                                                         ---------------- ------------------
NET ASSETS
Beginning of period                                                         706,563,053       582,446,588
                                                                         ---------------- ------------------
End of period                                                              $814,303,308      $706,563,053
                                                                         ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)               $  1,349,660      $  2,086,781
                                                                         ---------------- ------------------

TAX-MANAGED EQUITY FUND

                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   35,001        $   46,163
Net realized gain on investments                                                          129,889            19,715
Net change in unrealized appreciation (depreciation) on investments                       456,654           533,250
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                          621,544           599,128
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (54,165)          (23,811)
CAPITAL GAINS:
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total Distributions                                                                       (54,165)          (23,811)
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      (238,867)        3,452,918
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total increase in net assets                                                              328,512         4,028,235
NET ASSETS
Beginning of period                                                                     9,230,274         5,202,039
                                                                                    ---------------- ------------------
End of period                                                                          $9,558,786        $9,230,274
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   22,894        $   42,058
                                                                                    ---------------- ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND


                                                                                    SIX MONTHS ENDED
                                                                                     MARCH 31, 2006      YEAR ENDED
                                                                                      (UNAUDITED)    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                 $   235,516       $   397,776
Net realized gain on investments                                                        2,331,266         2,769,664
Net change in unrealized appreciation (depreciation) on investments                     1,390,116         2,911,452
                                                                                    ---------------- ------------------
Increase in net assets resulting from operations                                        3,956,898         6,078,892
                                                                                    ---------------- ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                      (530,299)         (524,122)
CAPITAL GAINS:
Institutional Class                                                                    (1,548,378)               --
                                                                                    ---------------- ------------------
Total Distributions                                                                    (2,078,677)         (524,122)
                                                                                    ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     2,561,275        (1,863,227)
                                                                                    ---------------- ------------------
REDEMPTION FEES
Institutional Class                                                                            --                --
                                                                                    ---------------- ------------------
Total increase in net assets                                                            4,439,496         3,691,543
                                                                                    ---------------- ------------------
NET ASSETS
Beginning of period                                                                    37,254,601        33,563,058
                                                                                    ---------------- ------------------
End of period                                                                         $41,694,097       $37,254,601
                                                                                    ---------------- ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                          $    94,201       $   388,984
                                                                                    ---------------- ------------------


                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                    Net realized                 Dividends    Distributions
                    beginning      Net        and unrealized Total from        from        from net
                     of the    investment     gain (loss) on investment   net investment   realized
                     period   income (loss)    investments   operations       income     capital gains
------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $19.00      $(0.05)(c)      $  3.72      $  3.67         $   --        $   --
9/30/2005             15.50       (0.10)(c)         3.78         3.68          (0.18)           --
9/30/2004             13.69       (0.13)(c)         1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)         3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)        (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)       (33.43)      (33.63)            --         (0.52)

RETAIL CLASS
3/31/2006(e)         $18.63      $(0.07)(c)      $  3.64      $  3.57         $   --        $   --
9/30/2005             15.20       (0.14)(c)         3.70         3.56          (0.13)           --
9/30/2004             13.46       (0.16)(c)         1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)         3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)        (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)       (33.15)      (33.40)            --         (0.52)



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS:
---------------                                         --------------------------------------------------

                          Net asset         Net assets,
                            value,   Total    end of                                          Net         Portfolio
    Total      Redemption end of the return the period        Net            Gross         investment     turnover
distributions     fee       period    %(a)     (000)    Expenses %(b)(d) Expenses %(d) income (loss) %(d)  rate %
-------------------------------------------------------------------------------------------------------------------

       $   --     $--       $22.67    19.4    $19,961         1.00           1.16            (0.45)           95
        (0.18)     --        19.00    23.9     26,159         1.00           1.21            (0.60)          280
           --      --        15.50    13.2     25,191         1.00           1.17            (0.84)          284
           --      --        13.69    27.9     23,866         1.00           1.23            (0.88)          248
           --      --        10.70   (21.1)    13,421         1.00           1.31            (0.91)          220
        (0.52)     --        13.56   (71.1)    16,347         1.00           1.13            (0.75)          258

       $   --     $--       $22.20    19.2    $33,145         1.25           1.58            (0.68)           95
        (0.13)     --        18.63    23.6     25,802         1.25           1.50            (0.85)          280
           --      --        15.20    12.9     25,382         1.25           1.42            (1.10)          284
           --      --        13.46    27.6     32,813         1.25           1.47            (1.13)          248
           --      --        10.55   (21.3)    26,885         1.25           1.45            (1.16)          220
        (0.52)     --        13.41   (71.2)    41,456         1.25           1.37            (1.01)          258

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:           LESS DISTRIBUTIONS:
                               -------------------------------------------     ----------------------------
                     Net asset
                      value,                     Net realized                    Dividends    Distributions
                     beginning      Net         and unrealized Total from           from        from net
                      of the    investment      gain (loss) on investment      net investment   realized
                      period   income (loss)     investments   operations          income     capital gains
-----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $11.08      $(0.04)(c)       $  2.03      $  1.99            $   --        $   --
9/30/2005               8.96       (0.08)(c)          2.20         2.12                --            --
9/30/2004               8.59       (0.09)(c)          0.46         0.37                --            --
9/30/2003               6.35       (0.06)(c)          2.30         2.24                --            --
9/30/2002               8.83       (0.08)(c)         (2.40)       (2.48)               --            --
9/30/2001              26.98       (0.12)(c)        (17.06)      (17.18)               --         (0.97)

RETAIL CLASS
3/31/2006(f)          $10.84      $(0.06)(c)       $  1.98      $  1.92            $   --        $   --
9/30/2005               8.78       (0.11)(c)          2.17         2.06                --            --
9/30/2004               8.45       (0.11)(c)          0.44         0.33                --            --
9/30/2003               6.26       (0.08)(c)          2.27         2.19                --            --
9/30/2002               8.72       (0.10)(c)         (2.36)       (2.46)               --            --
9/30/2001              26.74       (0.15)(c)        (16.90)      (17.05)               --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
3/31/2006(f)          $27.43      $ 0.10(c)        $  3.46      $  3.56            $(0.15)       $(2.42)
9/30/2005              25.75        0.13(c)           4.22         4.35             (0.02)        (2.65)
9/30/2004              21.34        0.04(c)           4.97         5.01             (0.05)        (0.55)
9/30/2003              17.28        0.05(c)           4.01         4.06                --            --
9/30/2002              19.89        0.10(c)          (0.36)       (0.26)            (0.11)        (2.24)
9/30/2001              20.42        0.16(c)           0.60         0.76             (0.20)        (1.09)

RETAIL CLASS
3/31/2006(f)          $27.23      $ 0.07(c)        $  3.42      $  3.49            $(0.08)       $(2.42)
9/30/2005              25.62        0.06(c)           4.20         4.26                --         (2.65)
9/30/2004              21.25       (0.02)(c)          4.95         4.93             (0.01)        (0.55)
9/30/2003              17.25       (0.00)(c)(d)       4.00         4.00                --            --
9/30/2002              19.85        0.05(c)          (0.35)       (0.30)            (0.06)        (2.24)
9/30/2001              20.38        0.11(c)           0.60         0.71             (0.15)        (1.09)

ADMIN CLASS
3/31/2006(f)          $26.94      $ 0.03(c)        $  3.39      $  3.42            $(0.02)       $(2.42)
9/30/2005              25.43       (0.00)(c)(d)       4.16         4.16                --         (2.65)
9/30/2004              21.13       (0.08)(c)          4.93         4.85                --         (0.55)
9/30/2003              17.20       (0.05)(c)          3.98         3.93                --            --
9/30/2002              19.80       (0.00)(c)(d)      (0.35)       (0.35)            (0.01)        (2.24)
9/30/2001              20.34        0.05(c)           0.60         0.65             (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Annualized for periods less than one year.
(f) For the six months ended March 31, 2006 (Unaudited).
(g) Includes expense recapture of 0.02%. See Note 4 of Notes to Financial Statements.

                See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
--------------                                         ----------------------------------

                         Net asset         Net assets,                          Net
                           value,   Total    end of      Net     Gross       investment  Portfolio
    Total     Redemption end of the return the period  Expenses Expenses    income(loss) turnover
distributions    fee       period    %(a)     (000)    %(b)(e)    %(e)          %(e)      rate %
--------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $13.07    18.0   $ 22,348     1.00     1.57         (0.72)        53
       --        0.00(d)    11.08    23.7     15,785     1.00     1.70         (0.85)       227
       --        0.00(d)     8.96     4.3     15,867     1.00     1.31         (0.95)       217
       --          --        8.59    35.3     22,519     1.00     1.19         (0.91)       190
       --          --        6.35   (28.1)    42,415     1.00     1.07         (0.90)       162
    (0.97)         --        8.83   (65.2)   124,479     0.99     0.99         (0.74)       140

   $   --       $0.00(d)   $12.76    17.7   $  4,071     1.25     2.07         (0.98)        53
       --        0.00(d)    10.84    23.5      3,592     1.25     1.87         (1.14)       227
       --        0.00(d)     8.78     3.9     14,589     1.25     1.52         (1.19)       217
       --          --        8.45    35.0     30,345     1.25     1.43         (1.17)       190
       --          --        6.26   (28.2)    32,135     1.25     1.33         (1.15)       162
    (0.97)         --        8.72   (65.3)    50,197     1.25     1.26         (1.01)       140


   $(2.57)      $0.00(d)   $28.42    14.1   $459,740     0.90     0.90/(g)/     0.74         33
    (2.67)       0.00(d)    27.43    18.0    403,110     0.90     0.93          0.48         59
    (0.60)       0.00(d)    25.75    23.8    346,356     0.90     0.93          0.16         70
       --          --       21.34    23.5    289,945     0.90     0.94          0.26         74
    (2.35)         --       17.28    (2.6)   234,370     0.94     0.96          0.48         86
    (1.29)         --       19.89     3.9    215,439     0.98     0.98          0.76         98

   $(2.50)      $0.00(d)   $28.22    13.9   $286,477     1.15     1.20          0.49         33
    (2.65)       0.00(d)    27.23    17.7    235,948     1.15     1.20          0.24         59
    (0.56)       0.00(d)    25.62    23.5    173,411     1.15     1.18         (0.08)        70
       --          --       21.25    23.2    140,152     1.15     1.20         (0.01)        74
    (2.30)         --       17.25    (2.8)    86,816     1.19     1.20          0.22         86
    (1.24)         --       19.85     3.6     97,544     1.22     1.22          0.51         98

   $(2.44)      $0.00(d)   $27.92    13.8   $ 68,086     1.40     1.62          0.23         33
    (2.65)       0.00(d)    26.94    17.4     67,505     1.40     1.43         (0.01)        59
    (0.55)       0.00(d)    25.43    23.3     62,680     1.40     1.43         (0.33)        70
       --          --       21.13    22.9     37,411     1.40     1.47         (0.27)        74
    (2.25)         --       17.20    (3.0)    24,655     1.44     1.53         (0.01)        86
    (1.19)         --       19.80     3.3     16,471     1.50     1.59          0.23         98

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                              ------------------------------------------  ----------------------------
                    Net asset
                     value,                 Net realized                    Dividends    Distributions
                    beginning    Net       and unrealized   Total from         from        from net
                     of the   investment   gain (loss) on   investment    net investment   realized
                     period     income      investments     operations        income     capital gains
------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $ 9.20     $0.04(c)       $ 0.60         $ 0.64          $(0.06)       $   --
9/30/2005              8.49      0.05(c)         0.69           0.74           (0.03)           --
9/30/2004              7.66      0.05(c)         0.97           1.02           (0.19)           --
9/30/2003              6.78      0.06(c)         0.85           0.91           (0.03)           --
9/30/2002              7.67      0.06(c)        (0.81)         (0.75)          (0.14)           --
9/30/2001             11.16      0.12(c)        (1.60)         (1.48)          (0.09)        (1.92)

VALUE FUND

INSTITUTIONAL CLASS
3/31/2006(e)         $18.72     $0.12(c)       $ 1.82         $ 1.94          $(0.27)       $(0.79)
9/30/2005             15.95      0.20(c)         2.83           3.03           (0.26)           --
9/30/2004             13.52      0.21(c)         2.39           2.60           (0.17)           --
9/30/2003             11.17      0.15(c)         2.29           2.44           (0.09)           --
9/30/2002             13.90      0.13(c)        (2.42)         (2.29)          (0.16)        (0.28)
9/30/2001             15.12      0.14(c)        (1.19)         (1.05)          (0.17)           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2006 (Unaudited).

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS:
--------------                                              -------------------------------------------

                         Net asset              Net assets,
                           value,               end of the                                     Net     Portfolio
    Total     Redemption end of the    Total      period          Net            Gross     investment  turnover
distributions    fee       period   return %(a)    (000)    Expenses %(b)(d) Expenses %(d) income %(d)  rate %
----------------------------------------------------------------------------------------------------------------

   $(0.06)       $--       $ 9.78        7.0      $ 9,559         0.65           1.54         0.75         31
    (0.03)        --         9.20        8.7        9,230         0.65           2.02         0.59         38
    (0.19)        --         8.49       13.4        5,202         0.65           3.39         0.59         27
    (0.03)        --         7.66       13.5        2,490         0.65           1.82         0.81        200
    (0.14)        --         6.78      (10.1)      17,426         0.65           1.14         0.72        188
    (2.01)        --         7.67      (15.9)      19,211         0.65           1.05         1.29        300


   $(1.06)       $--       $19.60       10.7      $41,694         0.85           0.88         1.22         19
    (0.26)        --        18.72       19.2       37,255         0.85           0.92         1.13         34
    (0.17)        --        15.95       19.4       33,563         0.85           0.93         1.38         47
    (0.09)        --        13.52       22.0       37,959         0.85           0.92         1.23         56
    (0.44)        --        11.17      (17.2)      33,025         0.85           0.90         0.90         66
    (0.17)        --        13.90       (7.1)      39,549         0.85           0.96         0.87         90

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2006 (UNAUDITED)


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class), and votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than 60 days) are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in US dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than US dollars are translated into US dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies and securities of the US government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable US companies and the US government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The US dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the US dollar. At March 31, 2006, there were no open forward currency contracts.
E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

MARCH 31, 2006 (UNAUDITED)



The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2005 was as follows:

                                     2005 DISTRIBUTIONS PAID FROM:
                                 -------------------------------------
                                  ORDINARY     LONG-TERM
                                   INCOME    CAPITAL GAINS    TOTAL
                                 ----------- ------------- -----------
         Aggressive Growth Fund  $   498,778   $        -- $   498,778
         Small Cap Growth Fund            --            --          --
         Small Cap Value Fund     24,071,753    37,569,886  61,641,639
         Tax-Managed Equity Fund      23,811            --      23,811
         Value Fund                  524,122            --     524,122

As of September 30, 2005, the capital loss carryforwards were as follows:

                                 AGGRESSIVE      SMALL CAP    SMALL CAP  TAX-MANAGED
CAPITAL LOSS CARRYFORWARD        GROWTH FUND    GROWTH FUND   VALUE FUND EQUITY FUND  VALUE FUND
-------------------------       -------------  -------------  ---------- -----------  ----------
 Expires September 30, 2009     $          --  $          --         $-- $  (214,505)        $--
 Expires September 30, 2010       (79,794,012)  (145,381,318)         --  (2,177,191)         --
 Expires September 30, 2011       (21,142,388)   (59,283,040)         --  (1,662,157)         --
 Expires September 30, 2012                --             --          --    (110,150)         --
 Expires September 30, 2013                --             --          --     (17,395)         --
                                -------------  -------------  ---------- -----------  ----------
Total capital loss carryforward $(100,936,400) $(204,664,358)        $-- $(4,181,398)        $--
                                -------------  -------------  ---------- -----------  ----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at 102% of the market value of loaned securities for US equities and US corporate debt; at least 105% of the market value of loaned securities for non-US equities; and at least 100% of the market value of loaned securities for US government and agency securities, sovereign debt issued by non-US governments and non-US corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2006, were as follows:

                       MARKET VALUE   VALUE OF
FUND                     ON LOAN     COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $ 12,029,531 $ 12,115,232
Small Cap Growth Fund     6,169,083    6,265,097
Small Cap Value Fund    196,745,513  200,515,426
Tax-Managed Fund                 --           --
Value Fund                2,461,946    2,530,770

I. INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments and US Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 45,939,509 $ 54,602,191
Small Cap Growth Fund     13,997,043   10,848,162
Small Cap Value Fund     231,948,097  238,009,238
Tax-Managed Equity Fund    2,865,488    3,139,643
Value Fund                 7,191,724    7,182,146

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2006, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2007, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                            EXPENSE LIMIT AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                 MANAGEMENT -------------------------------
         FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
         ----                    ---------- -------------   ------   -----
         Aggressive Growth Fund     0.75%       1.00%        1.25%    --
         Small Cap Growth Fund      0.75%       1.00%        1.25%    --
         Small Cap Value Fund       0.75%       0.90%        1.15%   1.40%
         Tax-Managed Equity Fund    0.50%       0.65%         --      --
         Value Fund                 0.50%       0.85%         --      --

For the six months ended March 31, 2006, the management fees and waivers for each Fund were as follows:

                                                         PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE     GROSS         NET
----                    ---------- ---------- ---------- -----           -----
Aggressive Growth Fund  $  182,094  $39,332   $  142,762 0.75%        0.59%
Small Cap Growth Fund       77,882   58,754       19,128 0.75%        0.18%
Small Cap Value Fund     2,761,265        0    2,761,265 0.75%        0.75%
Tax-Managed Equity Fund     23,193   23,193           -- 0.50%        0.00%
Value Fund                  96,393    6,081       90,312 0.50%        0.47%

For the six months ended March 31, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Aggressive Growth Fund   $ 23,629
Small Cap Growth Fund       4,519
Small Cap Value Fund      132,068
Tax-Managed Equity Fund    18,277
Value Fund                     --

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these funds to limit their operating expenses. These undertakings are in effect until the date indicated above and will be reevaluated on an annual basis.

Loomis Sayles is permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

MARCH 31, 2006 (UNAUDITED)


At March 31, 2006, the amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                       EXPENSES SUBJECT TO EXPENSES SUBJECT TO
                            POSSIBLE            POSSIBLE
                       REIMBURSEMENT UNTIL REIMBURSEMENT UNTIL
FUND                   SEPTEMBER 30, 2006  SEPTEMBER 30, 2007
----                   ------------------- -------------------
Aggressive Growth Fund      $116,730            $ 62,961
Small Cap Growth Fund        151,644              63,273
Small Cap Value Fund         189,817             132,068
Tax-Managed Fund             106,971              41,470
Value Fund                    26,275               6,081

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America L.P.) which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services to the Funds and has subcontracted with State Street Bank to serve as sub-administrator.

Pursuant to the agreement between the Trusts, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Cash Management Trust ("IXIS Advisor Funds Trusts")(collectively, the "Trusts") and IXIS Advisors, each Fund paid IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the IXIS Advisors Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2006, fees paid to IXIS Advisors for administrative fees were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Aggressive Growth Fund     $ 12,160
Small Cap Growth Fund         4,240
Small Cap Value Fund        207,494
Tax-Managed Equity Fund       2,354
Value Fund                    9,873

C. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each Contract and Governance or Audit Committee meeting, respectively, that he or she attends telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for such meeting he or she attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period October 1, 2005 through December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other Funds of the Trusts, participates in a $75 million committed line of credit provided by State Street Bank. Advances under the line are taken primarily for emergency purposes. Interest is charged to a Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit. For the period ended March 31, 2006, the Funds had no borrowing under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are

MARCH 31, 2006 (UNAUDITED)


included in realized gains in the Statements of Operations. For the six months ended March 31, 2006, amounts rebated under these agreements were as follows:

FUND                   REBATES
----                   -------
Aggressive Growth Fund $12,847
Small Cap Growth Fund    1,925
Small Cap Value Fund    48,650
Tax-Managed Equity         870

7. SHAREHOLDERS. At March 31, 2006, Loomis Sayles owned 259,319 shares, equating to 26.5% of Tax-Managed Equity Fund shares outstanding. At March 31, 2006, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   319,727        352,762
Small Cap Growth Fund    364,448        371,388
Small Cap Value Fund     368,767        601,497
Value Fund               494,545        432,883

At March 31, 2006, one shareholder owned 10.1% of the Loomis Sayles Aggressive Growth Fund's total outstanding shares; one shareholder owned 13.8% of the Loomis Sayles Small Cap Growth Fund's total outstanding shares; four shareholders individually owned more than 5% of the Loomis Sayles Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 46.7% of the Fund; and two shareholders individually owned more than 5% of the Loomis Sayles Value Fund's total outstanding shares, representing, in aggregate, 11.5% of the Fund.

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                  AGGRESSIVE GROWTH FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ---------      ------------     --------     ------------
Issued from the sale of shares          81,568      $  1,751,152       53,494     $    915,359
Issued in connection with
  the reinvestment of distributions         --                --       16,185          277,892
Redeemed                              (577,946)      (11,129,383)    (318,259)      (5,344,666)
                                     ---------      ---------------  -----------  ---------------
Net change                            (496,378)     $ (9,378,231)    (248,580)    $ (4,151,415)
                                     ---------      ---------------  -----------  ---------------

                                       Shares          Amount         Shares         Amount
RETAIL CLASS                         ---------      ------------     --------     ------------
Issued from the sale of shares         291,330      $  5,926,147      318,102     $  5,337,862
Issued in connection with
  the reinvestment of distributions         --                --       12,860          216,942
Redeemed                              (183,447)       (3,716,261)    (615,930)     (10,185,991)
                                     ---------      ---------------  -----------  ---------------
Net change                             107,883      $  2,209,886     (284,968)    $ (4,631,187)
                                     ---------      ---------------  -----------  ---------------

                                                  SMALL CAP GROWTH FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares              Amount     Shares         Amount
INSTITUTIONAL CLASS                  ---------      ------------     --------     ------------
Issued from the sale of shares         344,690      $  4,202,342      113,316     $  1,131,916
Issued in connection with
  the reinvestment of distributions         --                --           --               --
Redeemed                               (58,725)         (651,991)    (460,764)      (4,575,642)
                                     ---------      ---------------  -----------  ---------------
Net change                             285,965      $  3,550,351     (347,448)    $ (3,443,726)
                                     ---------      ---------------  -----------  ---------------

                                             SMALL CAP GROWTH FUND -- CONTINUED

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares           72,340     $    850,880        216,852    $  2,124,356
Issued in connection with
  the reinvestment of distributions          --               --             --              --
Redeemed                                (84,835)        (957,752)    (1,546,953)    (14,930,155)
                                     ----------     ---------------  ------------  --------------
Net change                              (12,495)    $   (106,872)    (1,330,101)   $(12,805,799)
                                     ----------     ---------------  ------------  --------------

                                                    SMALL CAP VALUE FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares              Amount      Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares        1,507,884     $ 40,879,056      3,605,383    $ 93,881,608
Issued in connection with
  the reinvestment of distributions   1,409,958       35,671,938      1,389,061      34,567,270
Redeemed                             (1,435,968)     (38,986,849)    (3,747,820)    (95,533,263)
                                     ----------     ---------------  ------------  --------------
Net change                            1,481,874     $ 37,564,145      1,246,624    $ 32,915,615
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
RETAIL CLASS                         ----------     ------------     ----------    ------------
Issued from the sale of shares        1,894,555     $ 51,003,598      3,302,664    $ 85,184,696
Issued in connection with
  the reinvestment of distributions     879,102       22,100,621        739,424      18,285,960
Redeemed                             (1,287,943)     (34,441,129)    (2,145,167)    (55,041,964)
                                     ----------     ---------------  ------------  --------------
Net change                            1,485,714     $ 38,663,090      1,896,921    $ 48,428,692
                                     ----------     ---------------  ------------  --------------

                                       Shares          Amount          Shares         Amount
ADMIN CLASS                          ----------     ------------     ----------    ------------
Issued from the sale of shares          418,040     $ 11,101,009      1,009,094    $ 25,783,740
Issued in connection with
  the reinvestment of distributions     237,129        5,902,138        263,038       6,449,687
Redeemed                               (722,939)     (18,545,943)    (1,230,767)    (31,333,743)
                                     ----------     ---------------  ------------  --------------
Net change                              (67,770)    $ (1,542,796)        41,365    $    899,684
                                     ----------     ---------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares           61,521     $    576,097        421,995    $  3,741,887
Issued in connection with
  the reinvestment of distributions       4,870           45,436          2,601          23,491
Redeemed                                (91,511)        (860,400)       (34,673)       (312,460)
                                     ----------     ---------------  ------------  --------------
Net change                              (25,120)    $   (238,867)       389,923    $  3,452,918
                                     ----------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Six Months Ended March 31, 2006 Year Ended September 30, 2005
                                     ------------------------------  ----------------------------

                                       Shares          Amount          Shares         Amount
INSTITUTIONAL CLASS                  ----------     ------------     ----------    ------------
Issued from the sale of shares          114,143     $  2,196,322        141,305    $  2,428,427
Issued in connection with
  the reinvestment of distributions     111,464        2,043,141         30,355         515,434
Redeemed                                (88,168)      (1,678,188)      (285,225)     (4,807,088)
                                     ----------     ---------------  ------------  --------------
Net change                              137,439     $  2,561,275       (113,565)   $ (1,863,227)
                                     ----------     ---------------  ------------  --------------

                       [LOGO]

  Semiannual Report
  March 31, 2006
[LOGO]


Loomis Sayles Investment Grade Bond Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 5

Financial Statements...Page 10

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE



Objective:
High total investment return through a combination of current income and capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower-rated, fixed-income securities and up to 20% in foreign or emerging market securities

--------------------------------------------------------------------------------
Fund Inception:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Daniel Fuss
Steven Kaseta
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LIGRX
                                 Class B LGBBX
                                 Class C LGBCX
                                 Class Y LSIIX
                                 Class J LIGJX

--------------------------------------------------------------------------------
What You Should Know:
This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion
--------------------------------------------------------------------------------

During the six months ended March 31, 2006, foreign bonds and domestic corporate issues outperformed higher-quality government securities. Although Loomis Sayles Investment Grade Bond Fund's investments in U.S. agency securities offset strong performance from other holdings, the fund still outperformed its benchmark and an average of comparable funds tracked by Morningstar during the period.

Class A shares of the fund returned 0.66% at net asset value, with $0.13 in dividends reinvested during the first half of its fiscal year. For the same period, the fund's benchmark, Lehman U.S. Government/Credit Index, returned -0.42%, while the average return on the funds in Morningstar's Long-Term Bond category was -1.08%. The fund's 30-day SEC yield was 4.63% at March 31, 2006.

SELECTED FOREIGN BONDS WERE THE BEST PERFORMERS
Foreign bonds were the strongest contributors to the fund's performance during the six-month period, led by Brazilian, Indonesian and Thai issues. In the United States, both the investment-grade and high-yield corporate bonds we selected aided performance. For these sectors, yield spreads (the difference in yield between higher- and lower-quality bonds) remained tight, driven by investor demand in the wake of healthy corporate profit growth and upbeat economic news.

Canadian issues represented the fund's largest foreign concentration at the end of March 2006, with smaller allocations in Latin American and Pacific Rim countries, including Brazil, Mexico, Australia, Thailand, South Korea and Singapore.

DOMESTIC CORPORATE BONDS ALSO SUPPORTED RESULTS
The fund's holdings in domestic corporate bonds were also positive, as an expanding economy lifted corporate profits and improved many companies' balance sheets. High-yield securities were the top performers. Selected telecommunications issues performed well, due in part to ongoing industry consolidation and economic growth. Automotive securities bounced back from low price levels at the end of 2005, and some of the fund's airline holdings were helped by profitable government contracts.

High-yield corporate bonds accounted for less than 20% of the fund's total assets at March 31, 2006, down slightly since the beginning of the fiscal period. We also trimmed investments in U.S. Treasuries, while adding to investment-grade corporate bonds and initiating a small position in convertible securities.

SOME FOREIGN INVESTMENTS AND LONG MATURITY U.S. GOVERNMENT AGENCIES HURT Despite generally strong results from foreign issues, bonds denominated in New Zealand dollars proved disappointing. The market's increased attention to New Zealand's rising budget deficits depressed prices of these holdings.

Although U.S. government agency securities performed well, some of the fund's government agency holdings detracted from results. Government securities with short duration characteristics declined in price in response to rising interest rates.

FEDERAL RESERVE EXPECTED TO MOVE CLOSER TO "NEUTRAL"
We believe the Federal Reserve Board, having raised the influential fed funds rate from 1.00% in June of 2004 to 4.75% by the end of March 2006, may raise rates to 5.00% before pausing to assess the effects of the tightening. This would represent a "neutral" policy, with rates neither stimulating nor suppressing economic growth. If inflation picks up, it could prompt further rate hikes, but our current forecast is for inflation to remain relatively stable. Based on our outlook, during the past six months we modestly increased the fund's duration (its sensitivity to interest rates) in search of higher returns. However, the fund is still more defensively positioned than its Lehman benchmark.

While the current backdrop of economic growth and rising corporate profits would seem to favor high-yield bonds, their valuations are relatively high. Consequently, we believe this may be a good time to lighten positions in lower-grade corporate issues, reserving our option to move back into higher-yielding securities if yield spreads widen again. Emerging-market debt may be less vulnerable to a correction than domestic high-yield bonds because of improving credit quality and healthy money flows in developing economies.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through March 31, 2006
--------------------------------------------------------------------------------



PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/


                                    [CHART]

              December 31, 1996 (inception) through March 31, 2005
                                                                   Lehman
              Net Asset     Maximum        Lipper BBB          U.S.
  Government/
               Value (2) Sales Charge (3) Rated Funds Index     Credit Index
               --------- ---------------  -----------------
  -----------------
  12/31/1996     10,000       9,550             10,000             10,000
   1/31/1997      9,950       9,502             10,032             10,012
   2/28/1997     10,150       9,693             10,089             10,033
   3/31/1997      9,930       9,483              9,933              9,914
   4/30/1997     10,130       9,674             10,080             10,059
   5/31/1997     10,323       9,858             10,195             10,153
   6/30/1997     10,586      10,110             10,347             10,274
   7/31/1997     11,272      10,765             10,705             10,589
   8/31/1997     10,953      10,460             10,563             10,470
   9/30/1997     11,262      10,755             10,749             10,635
  10/31/1997     11,427      10,913             10,858             10,805
  11/30/1997     11,407      10,894             10,911             10,862
  12/31/1997     11,429      10,914             11,029             10,976
   1/31/1998     11,536      11,017             11,169             11,131
   2/28/1998     11,568      11,048             11,165             11,108
   3/31/1998     11,708      11,181             11,222             11,142
   4/30/1998     11,754      11,225             11,270             11,198
   5/31/1998     11,820      11,288             11,366             11,318
   6/30/1998     11,797      11,266             11,450             11,434
   7/31/1998     11,650      11,126             11,441             11,443
   8/31/1998     11,150      10,648             11,358             11,666
   9/30/1998     11,405      10,892             11,592             12,000
  10/31/1998     11,291      10,783             11,449             11,915
  11/30/1998     11,665      11,140             11,660             11,986
  12/31/1998     11,764      11,235             11,689             12,016
   1/31/1999     11,952      11,415             11,791             12,101
   2/28/1999     11,799      11,268             11,536             11,813
   3/31/1999     12,070      11,527             11,665             11,872
   4/30/1999     12,354      11,799             11,748             11,901
   5/31/1999     12,247      11,696             11,590             11,779
   6/30/1999     12,211      11,662             11,529             11,742
   7/31/1999     11,994      11,454             11,471             11,709
   8/31/1999     11,951      11,413             11,428             11,700
   9/30/1999     12,115      11,570             11,526             11,805
  10/31/1999     12,112      11,567             11,549             11,836
  11/30/1999     12,145      11,598             11,577             11,829
  12/31/1999     12,194      11,645             11,558             11,757
   1/31/2000     12,194      11,645             11,524             11,754
   2/29/2000     12,580      12,014             11,666             11,902
   3/31/2000     12,754      12,180             11,774             12,074
   4/30/2000     12,423      11,864             11,631             12,015
   5/31/2000     12,305      11,752             11,542             12,004
   6/30/2000     12,663      12,094             11,834             12,249
   7/31/2000     12,814      12,237             11,885             12,379
   8/31/2000     13,056      12,469             12,102             12,553
   9/30/2000     12,949      12,367             12,136             12,601
  10/31/2000     12,844      12,266             12,097             12,680
  11/30/2000     13,090      12,501             12,209             12,896
  12/31/2000     13,529      12,921             12,465             13,151
   1/31/2001     13,755      13,136             12,767             13,372
   2/28/2001     13,861      13,238             12,893             13,509
   3/31/2001     13,683      13,067             12,885             13,571
   4/30/2001     13,473      12,867             12,814             13,470
   5/31/2001     13,594      12,983             12,930             13,547
   6/30/2001     13,662      13,048             12,945             13,612
   7/31/2001     14,009      13,379             13,238             13,951
   8/31/2001     14,327      13,683             13,397             14,131
   9/30/2001     14,035      13,404             13,283             14,261
  10/31/2001     14,647      13,988             13,564             14,622
  11/30/2001     14,441      13,791             13,476             14,382
  12/31/2001     14,295      13,651             13,394             14,269
   1/31/2002     14,393      13,746             13,467             14,374
   2/28/2002     14,536      13,882             13,532             14,496
   3/31/2002     14,191      13,553             13,354             14,202
   4/30/2002     14,600      13,943             13,559             14,477
   5/31/2002     14,786      14,120             13,666             14,610
   6/30/2002     14,753      14,089             13,602             14,735
   7/31/2002     14,471      13,820             13,533             14,912
   8/31/2002     14,991      14,316             13,807             15,247
   9/30/2002     15,018      14,342             13,931             15,575
  10/31/2002     14,928      14,256             13,832             15,426
  11/30/2002     15,243      14,557             14,031             15,435
  12/31/2002     15,810      15,098             14,358             15,844
   1/31/2003     16,078      15,355             14,453             15,843
   2/28/2003     16,427      15,688             14,696             16,125
   3/31/2003     16,508      15,765             14,721             16,104
   4/30/2003     17,072      16,304             15,019             16,277
   5/31/2003     17,921      17,114             15,412             16,739
   6/30/2003     18,007      17,197             15,432             16,672
   7/31/2003     17,148      16,376             14,906             15,973
   8/31/2003     17,230      16,455             15,024             16,079
   9/30/2003     18,116      17,307             15,486             16,588
  10/31/2003     18,071      17,257             15,425             16,378
  11/30/2003     18,408      17,580             15,531             16,421
  12/31/2003     18,869      18,020             15,757             16,583
   1/31/2004     18,997      18,142             15,901             16,734
   2/29/2004     19,143      18,282             16,041             16,939
   3/31/2004     19,346      18,476             16,151             17,094
   4/30/2004     18,588      17,751             15,740             16,569
   5/31/2004     18,432      17,602             15,620             16,485
   6/30/2004     18,574      17,738             15,712             16,552
   7/31/2004     18,796      17,951             15,877             16,727
   8/31/2004     19,321      18,451             16,199             17,081
   9/30/2004     19,700      18,813             16,300             17,141
  10/31/2004     20,115      19,210             16,461             17,289
  11/30/2004     20,401      19,483             16,406             17,097
  12/31/2004     20,650      19,721             16,593             17,279
   1/31/2005     20,528      19,604             16,681             17,399
   2/28/2005     20,661      19,732             16,654             17,284
   3/31/2005     20,420      19,501             16,467             17,163
   4/30/2005     20,444      19,524             16,601             17,420
   5/31/2005     20,538      19,614             16,774             17,638
   6/30/2005     20,762      19,828             16,916             17,754
   7/31/2005     20,712      19,780             16,838             17,554
   8/31/2005     21,077      20,128             17,047             17,816
   9/30/2005     21,052      20,107             16,877             17,583
  10/31/2005     20,837      19,899             16,730             17,432
  11/30/2005     20,931      19,989             16,799             17,522
  12/31/2005     21,077      20,129             16,964             17,688
   1/31/2006     21,418      20,455             17,026             17,656
   2/28/2006     21,506      20,539             17,104             17,704
   3/31/2006     21,191      20,240             16,917             17,509





Average Annual Total Returns -- March 31, 2006


                                                                     SINCE FUND
                                    6 MONTHS/4/ 1 YEAR/4/ 5 YEARS/4/ INCEPTION/4/
CLASS A/1/
Net Asset Value/2/                     0.66%      3.75%     9.14%       8.46%
With Maximum Sales Charge/3/          -3.86      -0.94      8.13        7.92

CLASS B/1/
Net Asset Value/2/                     0.27       2.98      8.19        7.49
With CDSC/5/                          -4.46      -1.80      7.89        7.49

CLASS C/1/
Net Asset Value/2/                     0.29       2.92      8.19        7.49
With CDSC/5/                          -0.66       1.97      8.19        7.49

CLASS Y/1/
Net Asset Value/2/                     0.83       4.13      9.44        8.74

CLASS J/1/
Net Asset Value/2/                     0.45       3.34      8.62        7.93
With Sales Charge/5/                  -3.04      -0.28      7.85        7.51
---------------------------------------------------------------------------------

                                                                     SINCE FUND
COMPARATIVE PERFORMANCE              6 MONTHS    1 YEAR    5 YEARS   INCEPTION/6/
Lehman U.S. Government/Credit Index   -0.42%      2.02%     5.23%       6.24%
Morningstar Long-Term Bond Fund
  Avg.                                -1.08       1.55      6.32        6.42

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

Portfolio Facts



                   % of Net Assets as of
CREDIT QUALITY     3/31/06    9/30/05
----------------------------------------
A                    6.2        3.1
----------------------------------------
Aa                  16.5       13.5
----------------------------------------
Aaa                 29.4       43.3
----------------------------------------
B                    1.1        0.7
----------------------------------------
Ba                   9.1        9.2
----------------------------------------
Baa                 26.4       16.8
----------------------------------------
Caa                  0.9        1.6
----------------------------------------
Not rated*           8.0        8.3
----------------------------------------
Short term & other   2.4        3.0
----------------------------------------

  Credit Quality is based on ratings from Moody's Investors Service. *Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/06     9/30/05
--------------------------------------------------
1 year or less               7.7        11.8
--------------------------------------------------
1-5 years                   49.7        48.4
--------------------------------------------------
5-10 years                  20.2        26.3
--------------------------------------------------
10+ years                   22.4        13.5
--------------------------------------------------
Average Effective Maturity   7.6 years   5.7 years
--------------------------------------------------

  Portfolio characteristics will vary.

See page 3 for descriptions of the index.
NOTES TO CHARTS
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.
/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class J shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Performance for Class J shares assumes a 3.50% sales charge.
/6/The since-inception performance comparisons shown are calculated from 1/1/97.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged
 index of publicly traded bonds, including U.S. government bonds, U.S.
Treasury securities and corporate bonds.

Morningstar Long-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the fund's website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2005 through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES INVESTMENT GRADE BOND FUND         10/1/05               3/31/06             10/1/05 - 3/31/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,006.60                  $4.74
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.21                  $4.77
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,002.70                  $8.48
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.45                  $8.54
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,002.90                  $8.48
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.47                  $8.54
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,008.30                  $2.75
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,022.19                  $2.77
------------------------------------------------------------------------------------------------------------------
CLASS J
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,004.50                  $6.49
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.46                  $6.53
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 0.95%, 1.70%, 1.70%, 1.30% and 0.55% for Class A, B, C, J and Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half-year period).

     LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2006 (Unaudited)

   Principal
    Amount      Description                                               Value (+)
--------------------------------------------------------------------------------------
Bonds and Notes -- 97.7% of Total Net Assets
Non-Convertible Bonds -- 91.9%
                Agencies -- 1.1%
$     3,670,000 Pemex Project Funding Master Trust,
                8.625%, 12/01/2023(d)                                  $     4,312,250
                                                                       ---------------
                Airlines -- 2.0%
      8,115,000 Qantas Airways Ltd.,
                6.050%, 4/15/2016, 144A                                      8,043,174
                                                                       ---------------
                Asset-Backed Securities -- 0.6%
        888,213 Community Program Loan Trust, Series 1987-A, Class A4,
                4.500%, 10/01/2018                                             869,861
      1,700,000 Community Program Loan Trust, Series 1987-A, Class A5,
                4.500%, 4/01/2029                                            1,544,114
                                                                       ---------------
                                                                             2,413,975
                                                                       ---------------
                Automotive -- 1.8%
        375,000 Cummins Engine Co., Inc.,
                7.125%, 3/01/2028                                              382,500
      1,040,000 Delphi Automotive Systems Corp.,
                7.125%, 5/01/2029(c)(d)                                        639,600
      2,090,000 Ford Motor Co.,
                6.375%, 2/01/2029                                            1,389,850
        700,000 Ford Motor Credit Co.,
                7.375%, 10/28/2009                                             658,093
      1,500,000 General Motors Acceptance Corp.,
                6.875%, 9/15/2011                                            1,398,119
      3,050,000 General Motors Acceptance Corp.,
                7.500%, 12/01/2006, (NZD)                                    1,823,805
      1,000,000 GMAC Australia,
                6.500%, 8/10/2007, (AUD)                                       684,534
        950,000 GMAC International Finance BV,
                8.000%, 3/14/2007, (NZD)                                       574,878
                                                                       ---------------
                                                                             7,551,379
                                                                       ---------------
                Banking -- 7.9%
  2,120,000,000 Barclays Financial LLC,
                4.060%, 9/16/2010, (KRW), 144A                               2,109,090
    144,000,000 Barclays Financial LLC,
                4.100%, 3/22/2010, (THB), 144A                               3,467,483
    140,000,000 Barclays Financial LLC,
                4.160%, 2/22/2010, (THB), 144A                               3,377,646
  3,000,000,000 Barclays Financial LLC,
                4.460%, 9/23/2010, (KRW), 144A                               3,033,347
      1,500,000 CIT Group, Inc.,
                5.500%, 12/01/2014, (GBP)                                    2,621,735
      9,860,000 Citibank NA,
                15.000%, 7/02/2010, (BRL), 144A                              4,967,818
      4,500,000 HSBC Bank USA,
                3.310%, 8/25/2010, 144A                                      4,558,500
 22,683,264,000 J.P. Morgan Chase & Co., Zero Coupon Bond,
                3/28/2011, (IDR), 144A                                       1,540,490
     18,000,000 J.P. Morgan Chase & Co., Zero Coupon Bond,
                1/01/2025(b), (BRL), 144A                                    4,758,746
        250,000 J.P. Morgan Chase & Co.,
                4.000%, 2/01/2008                                              244,481
 24,124,936,500 J.P. Morgan Chase London, Zero Coupon Bond,
                10/21/2010, (IDR), 144A                                      1,693,344
        100,000 Key Bank NA,
                6.950%, 2/01/2028                                              109,060
                                                                       ---------------
                                                                            32,481,740
                                                                       ---------------

  Principal
   Amount     Description                                            Value (+)
---------------------------------------------------------------------------------
              Beverages -- 0.4%
$   1,525,000 Cia Brasileira de Bebidas,
              8.750%, 9/15/2013                                   $     1,753,750
                                                                  ---------------
              Brokerage -- 0.2%
    1,000,000 Morgan Stanley,
              3.625%, 4/01/2008                                           969,278
                                                                  ---------------
              Consumer Products -- 0.4%
    1,400,000 Bausch & Lomb, Inc.,
              7.125%, 8/01/2028                                         1,435,417
                                                                  ---------------
              Electric -- 3.3%
      895,000 Commonwealth Edison Co.,
              4.700%, 4/15/2015                                           829,994
    1,700,000 Commonwealth Edison Co.,
              5.875%, 2/01/2033                                         1,616,975
    2,750,000 Constellation Energy Group, Inc.,
              4.550%, 6/15/2015                                         2,501,609
    5,500,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
              7.875%, 2/01/2027(d)                                      5,926,415
    1,000,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
              8.350%, 8/01/2013                                         1,106,778
    1,500,000 MidAmerican Energy Holdings Co.,
              5.875%, 10/01/2012                                        1,513,898
       43,875 Quezon Power Philippines Co.,
              8.860%, 6/15/2017                                            43,656
                                                                  ---------------
                                                                       13,539,325
                                                                  ---------------
              Entertainment -- 0.8%
    1,640,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                         1,611,882
      750,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                           760,700
      505,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                           550,118
      330,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                           362,905
                                                                  ---------------
                                                                        3,285,605
                                                                  ---------------
              Foreign Agency -- 0.0%
      220,000 Alberta Municipal Funding Corp.,
              5.700%, 9/01/2011, (CAD)                                    199,787
                                                                  ---------------
              Foreign Local Governments -- 9.4%
   19,100,000 KommuneKredit,
              5.000%, 6/07/2006, (NOK)                                  2,923,979
       33,694 Province of Alberta,
              5.930%, 9/16/2016, (CAD)                                     30,978
    4,525,000 Province of British Columbia,
              5.250%, 12/01/2006, (CAD)                                 3,904,244
    5,175,000 Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                  4,605,633
    3,275,000 Province of British Columbia,
              6.250%, 12/01/2009, (CAD)                                 2,993,729
    3,285,000 Province of Manitoba,
              4.450%, 12/01/2008, (CAD)                                 2,835,195
    6,510,000 Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                  5,762,090
      500,000 Province of Nova Scotia,
              6.600%, 6/01/2027, (CAD)                                    531,789
      700,000 Province of Ontario,
              3.500%, 9/08/2006, (CAD)                                    598,002
    4,320,000 Province of Ontario,
              5.700%, 12/01/2008, (CAD)                                 3,840,633

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                 Value (+)
----------------------------------------------------------------------
              Foreign Local Governments -- continued
$   7,500,000 Province of Saskatchewan,
              4.750%, 12/01/2006, (CAD)                $     6,449,865
      550,000 Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                         484,401
    4,110,000 Province of Saskatchewan,
              6.000%, 6/01/2006, (CAD)                       3,530,866
                                                       ---------------
                                                            38,491,404
                                                       ---------------
              Government Agencies -- 11.6%
    1,250,000 Federal Home Loan Mortgage Corp.,
              3.220%, 6/20/2007, (SGD)                         769,926
      215,033 Federal Home Loan Mortgage Corp.,
              5.000%, 12/01/2031                               204,841
    9,250,000 Federal Home Loan Mortgage Corp.,
              5.500%, 9/15/2011(d)                           9,393,449
    7,500,000 Federal Home Loan Mortgage Corp.,
              5.750%, 1/15/2012(d)                           7,712,190
   16,000,000 Federal National Mortgage Association,
              2.290%, 2/19/2009, (SGD)                       9,538,063
    1,850,000 Federal National Mortgage Association,
              5.375%, 11/15/2011(d)                          1,867,048
   17,450,000 Federal National Mortgage Association,
              5.500%, 3/15/2011(d)                          17,699,151
       51,568 Federal National Mortgage Association,
              6.000%, 7/01/2029                                 51,695
                                                       ---------------
                                                            47,236,363
                                                       ---------------
              Government Owned -- No Guarantee -- 0.8%
    5,150,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                       3,165,167
                                                       ---------------
              Healthcare -- 3.1%
      250,000 Columbia/HCA Healthcare Corp.,
              7.500%, 12/15/2023                               242,778
      620,000 Columbia/HCA Healthcare Corp.,
              7.580%, 9/15/2025                                600,289
    1,000,000 Columbia/HCA Healthcare Corp.,
              7.750%, 7/15/2036                                976,807
    5,000,000 HCA, Inc.,
              5.750%, 3/15/2014                              4,678,085
      800,000 HCA, Inc.,
              6.250%, 2/15/2013                                776,023
    3,250,000 HCA, Inc.,
              6.300%, 10/01/2012                             3,172,140
    2,625,000 HCA, Inc.,
              7.050%, 12/01/2027                             2,394,425
                                                       ---------------
                                                            12,840,547
                                                       ---------------
              Home Construction -- 4.0%
      850,000 Centex Corp.,
              5.250%, 6/15/2015                                789,463
    2,605,000 Lennar Corp.,
              5.600%, 5/31/2015                              2,475,555
    2,630,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015(d)                           2,427,411
      250,000 Pulte Homes, Inc.,
              5.250%, 1/15/2014                                233,594
    5,660,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(d)                           4,927,347
    2,420,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                              2,197,859

  Principal
   Amount     Description                                     Value (+)
--------------------------------------------------------------------------
              Home Construction -- continued
$   3,605,000 Toll Brothers Finance Corp.,
              5.150%, 5/15/2015                            $     3,262,525
                                                           ---------------
                                                                16,313,754
                                                           ---------------
              Independent/Energy -- 0.1%
      500,000 Devon Financing Corp. LLC,
              7.875%, 9/30/2031                                    603,637
                                                           ---------------
              Integrated/Energy -- 0.1%
      150,000 Cerro Negro Finance Ltd.,
              7.900%, 12/01/2020, 144A                             147,000
      200,000 Petrozuata Finance, Inc.,
              8.220%, 4/01/2017, 144A                              197,000
                                                           ---------------
                                                                   344,000
                                                           ---------------
              Life Insurance -- 1.7%
   11,700,000 ASIF Global Financing XXVII,
              2.380%, 2/26/2009, (SGD), 144A                     6,967,939
                                                           ---------------
              Media Cable -- 3.6%
    5,985,000 Comcast Corp.,
              5.650%, 6/15/2035                                  5,216,257
    2,255,000 Comcast Corp.,
              6.450%, 3/15/2037                                  2,169,766
    2,825,000 Comcast Corp.,
              6.500%, 11/15/2035                                 2,741,086
    3,750,000 Cox Communications, Inc., Class A,
              6.750%, 3/15/2011                                  3,846,101
      350,000 NTL Cable Plc,
              9.750%, 4/15/2014, (GBP)                             638,494
                                                           ---------------
                                                                14,611,704
                                                           ---------------
              Media Non-Cable -- 0.8%
    2,500,000 Clear Channel Communications, Inc.,
              4.250%, 5/15/2009(d)                               2,380,425
    1,000,000 Clear Channel Communications, Inc.,
              5.750%, 1/15/2013                                    951,832
                                                           ---------------
                                                                 3,332,257
                                                           ---------------
              Metals & Mining -- 0.4%
    1,500,000 Teck Cominco Ltd.,
              7.000%, 9/15/2012                                  1,592,929
                                                           ---------------
              Mortgage Related -- 0.7%
    3,000,000 Bank of America Commercial Mortgage, Inc.,
              5.464%, 4/11/2037                                  3,003,138
                                                           ---------------
              Non-Captive Consumer -- 0.3%
    1,000,000 Capital One Bank,
              6.700%, 5/15/2008                                  1,025,837
                                                           ---------------
              Non-Captive Diversified -- 0.8%
      500,000 General Electric Capital Corp., Series EMTN,
              1.725%, 6/27/2008, (SGD)                             296,341
      615,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                             381,780
    4,200,000 General Electric Capital Corp.,
              6.625%, 2/04/2010, (NZD)                           2,590,656
                                                           ---------------
                                                                 3,268,777
                                                           ---------------
              Oil Field Services -- 0.4%
      250,000 Ensco International, Inc.,
              6.750%, 11/15/2007                                   255,064
      665,000 Pecom Energia SA,
              8.125%, 7/15/2010, 144A                              688,275

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                              Value (+)
-------------------------------------------------------------------
              Oil Field Services -- continued
$     600,000 Transocean Sedco Forex, Inc.,
              7.375%, 4/15/2018                     $       675,380
                                                    ---------------
                                                          1,618,719
                                                    ---------------
              Paper -- 1.1%
    2,225,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                          2,136,000
      750,000 International Paper Co.,
              4.000%, 4/01/2010                             702,023
      300,000 International Paper Co.,
              5.250%, 4/01/2016                             276,906
      145,000 Weyerhaeuser Co.,
              6.750%, 3/15/2012                             150,947
    1,000,000 Weyerhaeuser Co.,
              7.125%, 7/15/2023                           1,027,459
                                                    ---------------
                                                          4,293,335
                                                    ---------------
              Pharmaceuticals -- 0.1%
      500,000 Schering-Plough Corp.,
              5.550%, 12/01/2013                            494,686
                                                    ---------------
              Pipelines -- 0.9%
       70,000 El Paso Corp.,
              6.375%, 2/01/2009, 144A                        69,213
    2,425,000 El Paso Corp.,
              6.950%, 6/01/2028, 144A                     2,291,625
      935,000 El Paso Corp.,
              7.000%, 5/15/2011(d)                          938,506
      250,000 El Paso Corp.,
              7.750%, 6/15/2010, 144A                       257,812
                                                    ---------------
                                                          3,557,156
                                                    ---------------
              Railroads -- 1.2%
    5,000,000 Canadian Pacific Railway Ltd.,
              4.900%, 6/15/2010, (CAD), 144A              4,321,660
      195,000 Missouri Pacific Railroad Co.,
              4.750%, 1/01/2020(d)                          160,084
      243,000 Missouri Pacific Railroad Co.,
              4.750%, 1/01/2030                             187,091
      351,000 Missouri Pacific Railroad Co.,
              5.000%, 1/01/2045                             272,089
                                                    ---------------
                                                          4,940,924
                                                    ---------------
              Real Estate Investment Trusts -- 2.2%
    4,000,000 Colonial Reality LP,
              4.800%, 4/01/2011                           3,793,948
      625,000 Colonial Reality LP,
              5.500%, 10/01/2015                            598,481
    1,000,000 EOP Operating LP,
              6.750%, 2/15/2012                           1,042,317
    2,195,000 Highwoods Realty LP,
              7.500%, 4/15/2018                           2,353,095
      234,000 iStar Financial, Inc., Series REGS,
              5.700%, 3/01/2014                             228,194
    1,000,000 Spieker Properties, Inc.,
              7.350%, 12/01/2017                          1,091,689
                                                    ---------------
                                                          9,107,724
                                                    ---------------
              Restaurants -- 0.2%
    1,000,000 McDonald's Corp.,
              3.627%, 10/10/2010, (SGD)                     610,547
                                                    ---------------

  Principal
   Amount     Description                                      Value (+)
---------------------------------------------------------------------------
              Retailers -- 0.0%
$      22,000 J.C. Penney Co., Inc.,
              7.125%, 11/15/2023(d)                         $        23,639
                                                            ---------------
              Sovereigns -- 18.3%
   13,725,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)                           11,808,777
   16,265,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)                           14,020,476
    9,600,000 Canadian Government,
              5.500%, 6/01/2010, (CAD)                            8,637,904
    5,000,000 Canadian Government, Series WH31,
              6.000%, 6/01/2008, (CAD)                            4,457,336
   14,310,000 Government of Sweden, Series 1040,
              6.500%, 5/05/2008, (SEK)                            1,967,407
   55,815,000 Government of Sweden, Series 1045,
              5.250%, 3/15/2011, (SEK)                            7,741,792
   15,000,000 Kingdom of Norway,
              5.500%, 5/15/2009, (NOK)                            2,414,419
   44,930,000 Kingdom of Norway,
              6.750%, 1/15/2007, (NOK)                            7,054,742
   42,500,000 Mexican Fixed Rate Bonds,
              8.000%, 12/07/2023, (MXN)                           3,655,271
   77,000,000 Mexican Fixed Rate Bonds,
              9.000%, 12/20/2012, (MXN)                           7,291,180
    2,089,946 PF Export Receivables Master Trust,
              6.436%, 6/01/2015, 144A                             2,048,147
    1,515,000 Republic of Brazil,
              8.250%, 1/20/2034(d)                                1,669,530
      325,000 Republic of Brazil,
              8.875%, 4/15/2024                                     375,700
      250,000 Republic of Brazil,
              11.000%, 8/17/2040(d)                                 320,750
      242,500 Republic of Peru,
              5.000%, 3/07/2017(b)                                  228,556
      500,000 Republic of South Africa,
              5.250%, 5/16/2013, (EUR)                              637,675
      150,000 Republic of South Africa,
              12.500%, 12/21/2006, (ZAR)                             25,237
      500,000 SP Powerassets Ltd.,
              3.730%, 10/22/2010, (SGD)                             308,317
                                                            ---------------
                                                                 74,663,216
                                                            ---------------
              Supranational -- 3.6%
   22,000,000 Inter-American Development Bank, Zero Coupon,
              5/11/2009, (BRL)                                    6,557,301
   13,265,000 Inter-American Development Bank, Series EMTN,
              6.000%, 12/15/2017, (NZD)                           8,032,538
                                                            ---------------
                                                                 14,589,839
                                                            ---------------
              Technology -- 2.5%
    2,500,000 Arrow Electronics, Inc.,
              6.875%, 7/01/2013                                   2,595,805
    2,680,000 Avnet, Inc.,
              6.000%, 9/01/2015                                   2,568,445
       99,000 Motorola, Inc.,
              7.625%, 11/15/2010                                    107,979
    1,625,000 Motorola, Inc.,
              8.000%, 11/01/2011(d)                               1,819,589
    3,115,000 Samsung Electronics Co. Ltd.,
              7.700%, 10/01/2027, 144A                            3,269,242
                                                            ---------------
                                                                 10,361,060
                                                            ---------------

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

  Principal
   Amount     Description                                                   Value(+)
----------------------------------------------------------------------------------------
              Textile -- 0.0%
$      25,000 Kellwood Co.,
              7.625%, 10/15/2017                                         $        23,390
                                                                         ---------------
              Tobacco -- 0.5%
    2,000,000 Altria Group, Inc.,
              7.000%, 11/04/2013                                               2,150,224
                                                                         ---------------
              Transportation Services -- 0.5%
      412,669 Atlas Air Worldwide Holdings, Inc.,
              7.200%, 1/02/2019                                                  416,796
      510,716 Atlas Air, Inc., Series A,
              7.380%, 1/02/2018                                                  515,823
    1,000,000 ERAC USA Finance Co.,
              6.800%, 2/15/2008 , 144A                                         1,021,810
                                                                         ---------------
                                                                               1,954,429
                                                                         ---------------
              Treasuries -- 1.6%
    3,265,000 U.S. Treasury Notes,
              2.625%, 5/15/2008(d)                                             3,121,647
    3,450,000 U.S. Treasury Notes,
              4.375%, 5/15/2007(d)                                             3,431,401
                                                                         ---------------
                                                                               6,553,048
                                                                         ---------------
              Wireless -- 0.2%
    1,000,000 America Movil SA de CV,
              4.125%, 3/01/2009                                                  961,268
                                                                         ---------------
              Wirelines -- 2.7%
    1,205,000 AT&T, Inc.,
              6.150%, 9/15/2034                                                1,144,308
    1,790,000 BellSouth Corp.,
              6.000%, 11/15/2034                                               1,669,424
    1,400,000 Philippine Long Distance Telephone Co.,
              8.350%, 3/06/2017                                                1,527,750
      250,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                                 240,312
    1,650,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028                                                1,584,000
    1,000,000 Telekom Malaysia Berhad,
              7.875%, 8/01/2025, 144A                                          1,186,738
    4,150,000 Verizon Global Funding Corp.,
              5.850%, 9/15/2035                                                3,722,318
       30,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   23,647
                                                                         ---------------
                                                                              11,098,497
                                                                         ---------------
              Total Non-Convertible Bonds (Identified Cost $361,624,246)     375,784,834
                                                                         ---------------
  Principal
   Amount
----------------------------------------------------------------------------------------
Convertible Bonds -- 5.8%
              Banking -- 1.8%
    7,185,000 Wells Fargo & Co.,
              4.430%, 5/01/2033(b)                                             7,141,890
                                                                         ---------------
              Independent/Energy -- 0.6%
      500,000 Devon Energy Corp.,
              4.900%, 8/15/2008                                                  580,000
    1,750,000 Devon Energy Corp.,
              4.950%, 8/15/2008                                                2,030,000
                                                                         ---------------
                                                                               2,610,000
                                                                         ---------------

  Principal
   Amount     Description                                                              Value(+)
----------------------------------------------------------------------------------------------------
              Pharmaceuticals -- 3.4%
$   5,920,000 Bristol-Myers Squibb Co.,
              4.410%, 9/15/2023(b)                                                 $     5,912,600
    7,685,000 Chiron Corp.,
              1.625%, 8/01/2033                                                          7,483,269
      360,000 Watson Pharmaceuticals, Inc.,
              1.750%, 3/15/2023                                                            331,200
                                                                                   ---------------
                                                                                        13,727,069
                                                                                   ---------------
              Total Convertible Bonds (Identified Cost $22,724,727)                     23,478,959
                                                                                   ---------------
              Total Bonds and Notes (Identified Cost $384,348,973)                     399,263,793
                                                                                   ---------------
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 16.9% of Total Net Assets
   10,797,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 3/31/06 at 2.950% to be repurchased at
              $10,799,654 on 4/03/06 collateralized by $7,975,000 U.S.
              Treasury Bond, 8.750% due 8/15/20 with value of $11,018,045
              (Note 2g of Notes to Financial Statements)                                10,797,000
                                                                                   ---------------
   Shares
----------------------------------------------------------------------------------------------------
   58,431,214 State Street Navigator Securities Lending Prime Portfolio(e)              58,431,214
                                                                                   ---------------
              Total Short-Term Investments
              (Identified Cost $69,228,214)                                             69,228,214
                                                                                   ---------------
              Total Investments --114.6%
              (Identified Cost $453,577,187)(a)                                        468,492,007
              Other assets less liabilities -- (14.6)%                                 (59,538,586)
                                                                                   ---------------
              Total Net Assets -- 100%                                             $   408,953,421
                                                                                   ===============
            + See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information (Amounts exclude certain adjustments made at the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
              At March 31, 2006, the net unrealized appreciation on investments based on cost of $455,434,770 for federal tax purposes was as follows:
              Aggregate gross unrealized appreciation for all securities in which
              there is an excess of value over tax cost                            $    23,786,475
              Aggregate gross unrealized depreciation for all securities in which
              there is an excess of tax cost over value                                (10,729,238)
                                                                                   ---------------
              Net unrealized appreciation                                          $    13,057,237
                                                                                   ===============
          (b) Variable rate security. Rate as of March 31, 2006 is disclosed.
          (c) Non-income producing security due to default or bankruptcy filing.
          (d) All or a portion of this security was on loan to brokers at March 31, 2006.
          (e) Represents investments of securities lending collateral.
         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
              These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $60,016,099 or 14.68% of total net assets.
              Key to Abbreviations:
          AUD Australian Dollar
          BRL Brazilian Real
          CAD Canadian Dollar
          EUR Euro
          GBP Great British Pound
          IDR Indonesian Rupiah

                See accompanying notes to financial statements.

Investments as of March 31, 2006 (Unaudited)

KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
THB Thai Baht
ZAR South African Rand

Holdings at March 31, 2006 as a Percentage of Net Assets

                      Sovereigns                    18.3%
                      Government Agencies           11.6
                      Banking                        9.7
                      Foreign Local Governments      9.4
                      Home Construction              4.0
                      Media Cable                    3.6
                      Supranational                  3.6
                      Pharmaceuticals                3.5
                      Electric                       3.3
                      Healthcare                     3.1
                      Wirelines                      2.7
                      Technology                     2.5
                      Real Estate Investment Trusts  2.2
                      Airlines                       2.0
                      Others, less than 2% each     18.2

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

March 31, 2006 (Unaudited)

ASSETS
 Investments at cost                                                               $453,577,187
 Net unrealized appreciation                                                         14,914,820
                                                                                  -------------
   Investments at value                                                             468,492,007
 Cash                                                                                       320
 Receivable for Fund shares sold                                                      1,745,556
 Receivable for securities sold                                                       3,034,342
 Interest receivable                                                                  4,979,904
 Securities lending income receivable                                                     6,439
                                                                                  -------------
   TOTAL ASSETS                                                                     478,258,568
                                                                                  -------------
LIABILITIES
 Collateral on securities loaned, at value (Note 2)                                  58,431,214
 Payable for Fund shares redeemed                                                       625,248
 Payable for securities purchased                                                     9,702,442
 Management fees payable                                                                171,481
 Deferred Trustees' fees                                                                 32,775
 Trustees' fees payable                                                                  18,577
 Administrative fees payable                                                             38,616
 Service and distribution fees payable                                                    7,042
 Other accounts payable and accrued expenses                                            277,752
                                                                                  -------------
   TOTAL LIABILITIES                                                                 69,305,147
                                                                                  -------------
NET ASSETS                                                                        $ 408,953,421
                                                                                  =============
NET ASSETS CONSIST OF:
 Paid-in capital                                                                  $ 393,994,268
 Undistributed net investment income                                                  2,263,557
 Accumulated net realized loss on investments                                       (2,182,429)
 Net unrealized appreciation on investments and foreign currency translations        14,878,025
                                                                                  -------------
NET ASSETS                                                                        $ 408,953,421
                                                                                  =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
 Class A shares:
   Net assets                                                                     $  81,403,414
                                                                                  =============
   Shares of beneficial interest                                                      7,343,536
                                                                                  =============
   Net asset value and redemption price per share                                        $11.09
                                                                                  =============
   Offering price per share (100/95.50 of $11.09)                                        $11.61
                                                                                  =============
 Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
   Net assets                                                                     $   4,100,818
                                                                                  =============
   Shares of beneficial interest                                                        371,193
                                                                                  =============
   Net asset value and offering price per share                                          $11.05
                                                                                  =============
 Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
   Net assets                                                                     $  47,925,984
                                                                                  =============
   Shares of beneficial interest                                                      4,342,398
                                                                                  =============
   Net asset value and redemption price per share                                        $11.04
                                                                                  =============
 Class Y shares:
   Net assets                                                                     $  29,440,189
                                                                                  =============
   Shares of beneficial interest                                                      2,654,757
                                                                                  =============
   Net asset value, offering and redemption price per share                              $11.09
                                                                                  =============
 Class J shares:
   Net assets                                                                     $ 246,083,016
                                                                                  =============
   Shares of beneficial interest                                                     22,229,130
                                                                                  =============
   Net asset value and offering price per share                                          $11.07
                                                                                  =============
   Offering price per share (100/96.50 of $11.07)                                        $11.47
                                                                                  =============
   Value of securities on loan (Note 2)                                           $  57,230,693
                                                                                  =============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME
  Interest                                                                           $12,157,064
  Securities lending income                                                               63,587
                                                                                     -----------
                                                                                      12,220,651
                                                                                     -----------
  Expenses
   Management fees                                                                       802,691
   Service fees - Class A                                                                 73,778
   Service and distribution fees - Class B                                                18,849
   Service and distribution fees - Class C                                               176,749
   Service and distribution fees - Class J                                             1,039,161
   Trustees' fees and expenses                                                            26,390
   Administrative                                                                        102,979
   Custodian                                                                              35,080
   Transfer agent fees - Class A, Class B, Class C                                       101,621
   Transfer agent fees - Class Y                                                           4,714
   Transfer agent fees - Class J                                                           3,209
   Audit and tax services                                                                 26,581
   Registration - Class A, Class B, Class C, Class Y                                      27,906
   Registration - Class J                                                                  2,685
   Shareholder reporting - Class A, Class B, Class C, Class Y                              9,402
   Shareholder reporting - Class J                                                        56,574
   Legal - Class A, Class B, Class C, Class Y                                              1,754
   Legal - Class J                                                                        12,253
   Miscellaneous                                                                          10,707
                                                                                     -----------
  Total expenses                                                                       2,533,083
   Less reimbursement/waiver                                                             (51,229)
                                                                                     -----------
  Net expenses                                                                         2,481,854
                                                                                     -----------
  Net investment income                                                                9,738,797
                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net                                                                    (731,451)
   Foreign currency transactions - net                                                 1,245,077
  Change in unrealized appreciation (depreciation) on:
   Investments - net                                                                  (8,531,407)
   Foreign currency translations - net                                                   (36,513)
                                                                                     -----------
  Net realized and unrealized loss on investments and foreign currency transactions   (8,054,294)
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 1,684,503
                                                                                     ===========

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          Period Ended
                                                                                                         March 31, 2006
                                                                                                          (Unaudited)
                                                                                                         --------------
FROM OPERATIONS:
  Net investment income                                                                                   $  9,738,797
  Net realized gain on investments and foreign currency transactions                                           513,626
  Net change in unrealized appreciation (depreciation) on investments and foreign currency translations     (8,567,920)
                                                                                                          ------------
  Increase in net assets resulting from operations                                                           1,684,503
                                                                                                          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                                  (2,342,394)
   Class B                                                                                                    (141,045)
   Class C                                                                                                  (1,292,751)
   Class Y                                                                                                  (1,115,044)
   Class J                                                                                                 (10,950,433)
  Capital gains:
   Class A                                                                                                  (1,094,553)
   Class B                                                                                                     (72,697)
   Class C                                                                                                    (662,167)
   Class Y                                                                                                    (499,013)
   Class J                                                                                                  (5,341,431)
                                                                                                          ------------
  Total distributions                                                                                      (23,511,528)
                                                                                                          ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                             19,747,441
                                                                                                          ------------
  Total increase (decrease) in net assets                                                                   (2,079,584)
NET ASSETS
  Beginning of period                                                                                      411,033,005
                                                                                                          ------------
  End of period                                                                                           $408,953,421
                                                                                                          ============
UNDISTRIBUTED NET INVESTMENT INCOME                                                                       $  2,263,557
                                                                                                          ============

                                                                                                          Year Ended
                                                                                                         September 30,
                                                                                                             2005
                                                                                                         -------------
FROM OPERATIONS:
  Net investment income                                                                                  $ 15,198,692
  Net realized gain on investments and foreign currency transactions                                       15,963,185
  Net change in unrealized appreciation (depreciation) on investments and foreign currency translations    (7,287,638)
                                                                                                         ------------
  Increase in net assets resulting from operations                                                         23,874,239
                                                                                                         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                                 (1,380,960)
   Class B                                                                                                   (143,680)
   Class C                                                                                                   (807,975)
   Class Y                                                                                                 (1,072,660)
   Class J                                                                                                (19,375,156)
  Capital gains:
   Class A                                                                                                   (312,527)
   Class B                                                                                                    (35,217)
   Class C                                                                                                   (164,210)
   Class Y                                                                                                   (200,515)
   Class J                                                                                                 (4,635,137)
                                                                                                         ------------
  Total distributions                                                                                     (28,128,037)
                                                                                                         ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                            39,379,478
                                                                                                         ------------
  Total increase (decrease) in net assets                                                                  35,125,680
NET ASSETS
  Beginning of period                                                                                     375,907,325
                                                                                                         ------------
  End of period                                                                                          $411,033,005
                                                                                                         ============
UNDISTRIBUTED NET INVESTMENT INCOME                                                                      $  8,366,427
                                                                                                         ============

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS


                                 Income (loss) from investment operations:              Less distributions:
                                 -----------------------------------------   -----------------------------------------
                   Net asset
                     value,                    Net realized                    Dividends    Distributions
                   beginning        Net       and unrealized   Total from         from        from net
                       of        investment   gain (loss) on   investment    net investment   realized        Total
                   the period    income (d)    investments     operations        income     capital gains distributions
                   ----------    ----------   --------------   ----------    -------------- ------------- -------------
   Class A
  3/31/2006(k)     $    11.71    $     0.30     $    (0.23)    $     0.07      $    (0.47)   $    (0.22)   $    (0.69)
  9/30/2005             11.84          0.49           0.29           0.78           (0.74)        (0.17)        (0.91)
  9/30/2004             11.54          0.52           0.45           0.97           (0.60)        (0.07)        (0.67)
  9/30/2003             10.23          0.58           1.46           2.04           (0.59)        (0.14)        (0.73)
  9/30/2002(f)(h)       10.18          0.39           0.04           0.43           (0.38)           --         (0.38)
  12/18/2001(i)          9.91          0.13           0.24           0.37           (0.14)           --         (0.14)
   Class B
  3/31/2006(k)          11.67          0.25          (0.22)          0.03           (0.43)        (0.22)        (0.65)
  9/30/2005             11.82          0.41           0.27           0.68           (0.66)        (0.17)        (0.83)
  9/30/2004             11.53          0.43           0.45           0.88           (0.52)        (0.07)        (0.59)
  9/30/2003(g)          11.21          0.02           0.30           0.32              --            --            --
   Class C
  3/31/2006(k)          11.66          0.25          (0.22)          0.03           (0.43)        (0.22)        (0.65)
  9/30/2005             11.81          0.40           0.28           0.68           (0.66)        (0.17)        (0.83)
  9/30/2004             11.53          0.43           0.45           0.88           (0.53)        (0.07)        (0.60)
  9/30/2003(g)          11.21          0.02           0.30           0.32              --            --            --
   Class Y
  3/31/2006(k)          11.71          0.32          (0.23)          0.09           (0.49)        (0.22)        (0.71)
  9/30/2005             11.85          0.54           0.28           0.82           (0.79)        (0.17)        (0.96)
  9/30/2004             11.54          0.57           0.45           1.02           (0.64)        (0.07)        (0.71)
  9/30/2003             10.23          0.61           1.46           2.07           (0.62)        (0.14)        (0.76)
  9/30/2002(f)          10.09          0.62           0.09           0.71           (0.55)        (0.02)        (0.57)
  9/30/2001              9.92          0.65           0.18           0.83           (0.66)           --         (0.66)
   Class J
  3/31/2006(k)          11.69          0.27          (0.22)          0.05           (0.45)        (0.22)        (0.67)
  9/30/2005             11.83          0.46           0.27           0.73           (0.70)        (0.17)        (0.87)
  9/30/2004             11.53          0.48           0.44           0.92           (0.55)        (0.07)        (0.62)
  9/30/2003             10.22          0.52           1.47           1.99           (0.54)        (0.14)        (0.68)
  9/30/2002(f)          10.09          0.54           0.09           0.63           (0.48)        (0.02)        (0.50)
  9/30/2001              9.91          0.57           0.19           0.76           (0.58)           --         (0.58)


(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this waiver and/or reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized basis for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, Class C and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

                See accompanying notes to financial statements.

                                       Ratios to average net assets:
                                    -----------------------------------

Net asset               Net assets,
  value,      Total       end of       Net      Gross    Net investment Portfolio
  end of     return     the period   Expenses  Expenses      income     turnover
the period   (%) (a)       (000)    (%) (b)(c) (%) (c)      (%) (c)     rate (%)
---------- ---------    ----------- ---------- --------- -------------- ---------
$    11.09       0.7(j) $   81,403       0.95       1.00        5.20           16
     11.71       6.8(j)     39,168       0.95       1.14        4.21           28
     11.84       8.8(j)      9,506       0.93       1.67        4.52           29
     11.54      20.6(e)      1,128       0.80       4.67        5.21           34
     10.23       4.3            11       0.80     191.59        5.85           39
     10.14       3.8         2,426       0.80       1.91        6.31            1
     11.05       0.3(j)      4,101       1.70       2.13        4.43           16
     11.67       5.9(j)      3,443       1.70       2.18        3.47           28
     11.82       7.9(j)      1,797       1.70       2.42        3.77           29
     11.53       2.9(e)        160       1.70       7.81        5.83           34
     11.04       0.3(j)     47,926       1.70       1.76        4.48           16
     11.66       5.9(j)     27,992       1.70       1.97        3.45           28
     11.81       7.9(j)      9,191       1.70       2.42        3.74           29
     11.53       2.9(e)          3       1.70       7.81        4.35           34
     11.09       0.8(j)     29,440       0.55       0.62        5.56           16
     11.71       7.1(j)     26,012       0.55       0.82        4.61           28
     11.85       9.2        12,543       0.55       1.08        4.92           29
     11.54      20.9        10,230       0.55       1.34        5.58           34
     10.23       7.2         7,874       0.55       1.13        6.08           39
     10.09       8.6         8,549       0.55       1.36        6.43           15
     11.07       0.5(j)    246,083       1.30       1.30        4.75           16
     11.69       6.4(j)    314,418       1.30       1.35        3.89           28
     11.83       8.3(j)    342,871       1.30       1.33        4.15           29
     11.53      20.0(e)    335,666       1.30       1.36        4.79           34
     10.22       6.4(e)    211,105       1.30       1.55        5.33           39
     10.09       7.9(e)     91,569       1.30       1.71        5.65           15

(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y, and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g)From commencement of class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of class operations on January 31, 2002 through September 30, 2002.
(i)For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)A sales charge for Class A and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(k)For the six months ended March 31, 2006 (Unaudited).

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended March 31, 2006 (Unaudited)

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"), the financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other Class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. Class Y shares are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts. Class J shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees registration, legal and shareholder reporting and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

For the Six Months Ended March 31, 2006 (Unaudited)


The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. The Fund may use forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2006, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and premium amortization accruals. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred trustees' fees and corporate action adjustments. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

Tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended
September 30, 2005 was as follows:

                         2005 Distributions Paid From:
                     -------------------------------------
                      Ordinary     Long-Term
                       Income    Capital Gains    Total
                      --------   -------------    -----
                     $22,981,935  $5,146,102   $28,128,037

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain not less than 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; not less than 105% of the market value of loaned securities for non-U.S. equities and not less than 100% of the market value of loaned securities for U.S. government and agency securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at March 31, 2006 were $57,230,693 and $58,431,214, respectively.

i. Indemnifications. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's

For the Six Months Ended March 31, 2006 (Unaudited)

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Purchases and Sales of Securities. For the six months ended March 31, 2006, purchases and sales of securities (excluding short-term investments and U.S. government/agency securities) were $76,426,189 and $64,892,728, respectively. Purchases and sales of U.S. government/agency securities (excluding short-term investments) were $0 and $42,618,197 respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2007 and will be reevaluated on an annual basis. At March 31, 2006, the expense limits as percentage of average daily net assets under expense limitation agreements were as follows:

                    Expense Limit as a Percentage of Average Daily Net Assets
                    ---------------------------------------------------------
                    Class A     Class B     Class C     Class Y    Class J
                    -------     -------     -------     -------    -------
                     0.95%       1.70%       1.70%       0.55%      1.30%

For the six months ended March 31, 2006, the management fee for the Fund was as follows:

                                                   Percentage of Average
                    Gross    Waiver of     Net     Daily Net Assets
                  Management Management Management ---------------------
                     Fee        Fee        Fee     Gross       Net
                  ---------- ---------- ----------   -----       ---
                   $802,691      --      $802,691  0.40%      0.40%

For the six months ended March 31, 2006, in addition to the waiver of management fees, expenses have been reimbursed for the Fund in the amount of $51,229.

Loomis Sayles is permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however that the Fund is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At March 31, 2006, the amount subject to possible reimbursement under the expense limitation agreement was as follows:

                                Expenses Subject
                                  to Possible
                                 Reimbursement
                            until September 30, 2007
                            ------------------------
                                    $51,229

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depois et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services to the Fund and has subcontracted with State Street Bank, to serve as sub-administrator.

For the Six Months Ended March 31, 2006 (Unaudited)


Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV and IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts") (collectively, the "Trusts") and IXIS Advisors, each Fund pays its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         First       Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                        0.0675%    0.0625%     0.0500%

             or
             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended March 31, 2006, fees paid to IXIS Advisors for administrative fees were $102,979.

c. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Investment Grade Bond Fund, Class J. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of IXIS US Group.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate not to exceed 0.25% and a monthly distribution fee payable to Loomis Sayles Distributors, at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Fund's Class J shares, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the six months ended March 31, 2006, the Fund paid the following service and distribution fees:

                      Service Fee                Distribution Fee
           --------------------------------- ------------------------
           Class A Class B Class C  Class J  Class B Class C Class J
           ------- ------- -------  -------  ------- ------- -------
           $73,778 $14,137 $132,562 $779,371 $4,712  $44,187 $259,790

Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in Class B and C shares of the Fund were $187,175 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $19,537 for the six months ended March 31, 2006.

d. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each committee member receives $4,000 or $5,000 for each contract and governance or audit committee meeting, respectively, that he or she attends in person and $2,000 or $2,500 for each contract and governance or audit committee meeting, respectively, that he or she attends

For the Six Months Ended March 31, 2006 (Unaudited)

telephonically. These fees are allocated among the funds in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board. Prior to October 1, 2005, each independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional annual retainer of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each committee member received $3,750 for each committee meeting that he or she attended. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairman.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for such meeting he or she attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other series of the Trusts on the normal payment date. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of each Funds' assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the period from October 1st through December 31, 2005, each Fund's portion of such expense was approximately $575.

5. Line of Credit. The Fund, together with certain other funds of the Loomis Sayles Funds and IXIS Advisor Funds Trusts, participates in a $75 million committed line of credit provided by State Street Bank. Advances under the line are taken primarily for temporary or emergency purposes. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, the Fund is charged its pro rata portion of a facility fee equal to of 0.09% per annum on the unused portion of the line of credit. For the six months ended March 31, 2006, the Fund had no borrowing under this agreement.

6. Shareholders. At March 31, 2006, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 137,855 shares of beneficial interest of Class Y shares, equating to 5.2% of the Class and 0.4% of the Fund.

7. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                                           Six Months Ended
                                                                            March 31, 2006
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                       4,287,815  $      48,657,048
   Issued in connection with the reinvestment of distributions            201,676          2,261,198
   Redeemed                                                              (491,379)        (5,568,252)
                                                                 ----------------  -----------------
   Net change                                                           3,998,112  $      45,349,994
                                                                 ================  =================
Class B
   Issued from the sale of shares                                         100,051  $       1,134,531
   Issued in connection with the reinvestment of distributions             11,158            124,587
   Redeemed                                                               (35,094)          (396,795)
                                                                 ----------------  -----------------
   Net change                                                              76,115  $         862,323
                                                                 ================  =================
Class C
   Issued from the sale of shares                                       2,076,294  $      23,390,555
   Issued in connection with the reinvestment of distributions             44,254            493,182
   Redeemed                                                              (178,814)        (2,017,953)
                                                                 ----------------  -----------------
   Net change                                                           1,941,734  $      21,865,784
                                                                 ================  =================
Class Y
   Issued from the sale of shares                                         676,626  $       7,659,525
   Issued in connection with the reinvestment of distributions            107,367          1,204,427
   Redeemed                                                              (350,757)        (3,998,425)
                                                                 ----------------  -----------------
   Net change                                                             433,236  $       4,865,527
                                                                 ================  =================
Class J
   Issued from the sale of shares                                         342,300  $       3,891,811
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (5,010,990)       (57,087,998)
                                                                 ----------------  -----------------
   Net change                                                          (4,668,690) $     (53,196,187)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                       3,673,755  $      43,260,058
   Issued in connection with the reinvestment of distributions            117,060          1,374,999
   Redeemed                                                            (1,248,177)       (14,457,682)
                                                                 ----------------  -----------------
   Net change                                                           2,542,638  $      30,177,375
                                                                 ================  =================
Class B
   Issued from the sale of shares                                         178,693  $       2,100,081
   Issued in connection with the reinvestment of distributions              9,317            109,318
   Redeemed                                                               (44,982)          (526,800)
                                                                 ----------------  -----------------
   Net change                                                             143,028  $       1,682,599
                                                                 ================  =================
Class C
   Issued from the sale of shares                                       1,772,891  $      20,667,457
   Issued in connection with the reinvestment of distributions             12,470            145,879
   Redeemed                                                              (163,058)        (1,894,867)
                                                                 ----------------  -----------------
   Net change                                                           1,622,303  $      18,918,469
                                                                 ================  =================
Class Y
   Issued from the sale of shares                                       1,856,725  $      21,663,391
   Issued in connection with the reinvestment of distributions             91,507          1,075,420
   Redeemed                                                              (785,313)        (9,152,896)
                                                                 ----------------  -----------------
   Net change                                                           1,162,919  $      13,585,915
                                                                 ================  =================
Class J
   Issued from the sale of shares                                       9,384,600  $     110,412,999
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                           (11,470,140)      (135,397,879)
                                                                 ----------------  -----------------
   Net change                                                          (2,085,540) $     (24,984,880)
                                                                 ================  =================

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

   (a) (1) Not applicable

   (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively

   (a) (3) Not applicable.

   (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds II

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer

                                           Date:  May 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                           By:    /s/ Robert J. Blanding
                                                  -----------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer

                                           Date:  May 24, 2006


                                           By:    /s/ Michael C. Kardok
                                                  -----------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer

                                           Date:  May 24, 2006